1933 Act Registration No. 33-16905
                                              1940 Act Registration No. 811-5309

    As filed with the Securities and Exchange Commission on June 27, 2001

                                   FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

         Pre-Effective Amendment No.         | |
         Post-Effective Amendment No. 53     |X|

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 |X|

                                Amendment No. 53

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                             601 Second Avenue South
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 973-0384
              (Registrant's Telephone Number, including Area Code)

                             Christopher O. Petersen
                              U.S. Bank - MPFP2016
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)


It is proposed that this filing shall become effective (check appropriate box):

         | | immediately upon filing pursuant to paragraph (b) of Rule 485 | | on (date) pursuant to paragraph (b) of Rule 485
         | | 60 days after filing pursuant to paragraph (a)(1) of Rule 485 | | on (date) pursuant to paragraph (a)(1) of Rule 485
         |X| 75 days after filing pursuant to paragraph (a)(2) of Rule 485 | | on (date) pursuant to paragraph (a)(2) of Rule 485

INDEX FUNDS -- CLASS ABC SHARES


                , 2001

ASSET CLASSES
 *    EQUITY FUNDS
(*)   INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
Index
       FUNDS

CLASS A, CLASS B, AND CLASS C SHARES

MID CAP INDEX FUND
SMALL CAP INDEX FUND



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Mid Cap Index Fund

Small Cap Index Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                    Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of certain First American Index Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Mid Cap Index FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index (S&P 400 Index).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Index Fund invests at least 90% of its total assets in common stocks included in the S&P 400 Index. This index is an unmanaged, capitalization weighted index consisting of 400 stocks chosen for market size, liquidity, and industry group representation that represents the mid range sector of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $ _____________ to $ _______________ .

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the MidCap 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the MidCap 400 Index and to reduce transaction costs

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

FAILURE TO MATCH PERFORMANCE OF S&P 400 INDEX. The fund's ability to replicate the performance of the S&P Mid Cap 400 Index may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P Mid Cap 400 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's Class A shares has varied from year to year. However, because the fund was first offered in 1999, only one calendar year of performance information is presented. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over time to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class C shares, because those shares have not been offered for a full calendar year. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

2000     15.49%


Best Quarter:        Quarter ending     March 31, 2000         12.27%

Worst Quarter:       Quarter ending     December 31, 2000      (11.78)%

AVERAGE ANNUAL TOTAL RETURNS AS OF            Inception         One Year          Since
12/31/00(2)                                   Date                                Inception
Mid Cap Index Fund (Class A)                  11/4/99           9.44%             16.04%

Mid Cap Index Fund (Class B)                  11/4/99           9.64%             17.46%

Standard & Poor's MidCap 400 Index(3)                           17.51%            26.05%
-------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)On 9/___/01, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar MidCap Index Fund.

(3)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid range sector of the U.S. stock market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES                                                      Class A          Class B           Class C
Maximum Sales Charge (Load) as a % of offering price                  5.50%(1)         0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original purchase      0.00%(2)         5.00%             1.00%
price or redemption proceeds, whichever is less

Annual Maintenance Fee(3) only charged to accounts with balances      $25              $25               $25
below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                       0.25%            0.25%             0.25%

Distribution and Service (12b-1) Fees                                 0.25%            1.00%             1.00%

Other Expenses(4)                                                     0.36%            0.36%             0.36%
                                                                    ----------------------------------------------

Total Gross Fees                                                      0.86%            1.61%             1.61%

Waiver of Fund Expenses(5)                                            (0.11)%          (0.11)%           (0.11)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.75%            1.50%             1.50%
------------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.75%, 1.50% and 1.50%, respectively, for Class A, Class B and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                Class A     Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                            redemption at end    redemption at end     redemption at end     no redemption at
                            of each period       of each period        of each period        end of each period
 1 year         $608        $664                 $164                  $362                  $262

 3 years        $785        $908                 $508                  $603                  $603

 5 years        $977        $1,076               $876                  $967                  $967

10 years        $1,530      $1,717               $1,717                $1,992                $1,992

Small Cap Index FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Index Fund's objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Index Fund invests at least 90% of its total assets in common stocks included in the Russell 2000 Index. This Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $______ million to $______ billion.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index and to reduce transaction costs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF RUSSELL 2000 INDEX. The fund's ability to replicate the performance of the Russell 2000 Index may be affected by, among other things, changes in securities markets, the manner in which Russell calculates the performance of the Russell 2000 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A shares over time to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class B and Class C shares, because those shares have not been offered for a full calendar year. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1999     7.66%

2000     11.67%


Best Quarter:        Quarter ending     June 30, 1999          15.13%

Worst Quarter:       Quarter ending     March 31, 1999         (10.88)%

AVERAGE ANNUAL TOTAL RETURNS AS OF              Inception        One Year        Since
12/31/00(2)                                     Date                             Inception
                                                                                 (Class A)
Small Cap Index Fund (Class A)                  12/30/98         5.83%           7.97%

Russell 2000 Index(3)                                            -3.02%          8.44%

Standard & Poor's SmallCap 600 Index(4)                          11.80%          12.10%
------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/0 through 6/30/01 was         %.

(2)On 9/___/01, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(3)An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 98% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $_____ billion. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's SmallCap 600 Index as a benchmark. On 9/___/01, the fund changed its investment objective to provide investment results that correspond to the performance of the Russell 2000 Index. Therefore, going forward the fund will use the Russell 2000 Index as a comparison. The since inception performance of the index is calculated from December 31, 1998.

(4)An unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock exchange, the American Stock Exchange and Nasdaq. The since inception performance of the index is calculated from 12/31/98.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES                                                      Class A          Class B           Class C
Maximum Sales Charge (Load) as a % of offering price                  5.50%(1)         0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original purchase      0.00%(2)         5.00%             1.00%
price or redemption proceeds, whichever is less

Annual Maintenance Fee(3) only charged to accounts with balances      $25              $25               $25
below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                       0.40%            0.40%             0.40%

Distribution and Service (12b-1) Fees                                 0.25%            1.00%             1.00%

Other Expenses(4)                                                     0.33%            0.33%             0.33%
                                                                    -------------------------------------------

Total Gross Fees                                                      0.98%            1.73%             1.73%

Waiver of Fund Expenses(5)                                            (0.05)%          (0.05)%           (0.05)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.93%            1.68%             1.68%
----------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.93%, 1.68% and 1.68%, respectively, for Class A, Class B and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                  Class A     Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                              redemption at end    redemption at end     redemption at end     no redemption at
                              of each period       of each period        of each period        end of each period

 1 year           $620        $676                 $176                  $374                  $274

 3 years          $821        $945                 $545                  $639                  $639

 5 years          $1,038      $1,139               $939                  $1,029                $1,029

10 years          $1,663      $1,849               $1,849                $2,121                $2,121

POLICIES & SERVICES
Buying Shares

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All funds in this prospectus offer Class A, Class B, and Class C shares.

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

CLASS A SHARES. If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

*    a front-end sales charge, described below.

* lower annual expenses than Class B and Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

* orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

* orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS B SHARES. If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However, Class B shares do have:

* higher annual expenses than Class A shares. See "Fund Summaries-- Fees and Expenses."

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

CLASS C SHARES. These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. See "Fund Summaries-- Fees and Expenses."

*    no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.

--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                  12b-1 fees are equal to:

Class A shares       0.25% of average daily net assets

Class B shares       1% of average daily net assets

Class C shares       1% of average daily net assets


Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For net asset value sales of Class A shares on which the institution receives a commission, the institution does not begin to receive its shareholder servicing fee until one year after the shares are sold. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares -- Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                                      Sales Charge

                                as a % of Purchase Price      as a % of Net Amount       Maximum Reallowance as
                                                              Invested                   a % of Purchase Price
Less than $50,000               5.50%                         5.82%                      5.00%

$ 50,000 - $ 99,999             4.50%                         4.71%                      4.00%

$100,000 - $249,999             3.50%                         3.63%                      3.25%

$250,000 - $499,999             2.50%                         2.56%                      2.25%

$500,000 - $999,999             2.00%                         2.04%                      1.75%

$1 million and over                0%                            0%                         0%


REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

CLASS B SHARES. Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.35% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Year since purchase                 CDSC as a % of the value of your shares

First                               5%

Second                              5%

Third                               4%

Fourth                              3%

Fifth                               2%

Sixth                               1%

Seventh                             0%

Eighth                              0%


Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2001, they will convert to Class A shares on June 1, 2009.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. Additionally, the advisor may pay its affiliated broker-dealer, U.S. Bancorp Piper Jaffray Inc., an additional commission of up to 3% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 1-800-637-2548 before the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name, account number and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may purchase additional shares by mailing your check to First American Funds at the same address.

Please note the following:

*    all purchases must be made in U.S. dollars.

* third-party checks, credit cards, credit card checks, and cash are not accepted.

* if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 1-800-637-2548.

Selling Shares

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:

*    name of the fund.

*    account number.

*    dollar amount or number of shares redeemed.

*    name on the account.

*    signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

*    your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

ACCOUNTS WITH LOW BALANCES

Except for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

*    deduct a $25 annual account maintenance fee, or

* close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

Managing Your Investment

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 1-800-637-2548. Your instructions must be received before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of in cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form, or by writing to the fund, your investment professional or your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services:


                                 Advisory fee as a % of average daily net assets

Mid Cap Index Fund(1)            0.25%

Small Cap Index Fund(1)          0.40%

(1)Contractual advisory fee for the current fiscal year.

Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc. First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A and Class B shares of Mid Cap Index Fund and Small Cap Index Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. No information is presented for Class C shares as they were not offered prior to the date of this prospectus. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by ___________________-, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


MID CAP INDEX FUND

Class A Shares                                                           Fiscal Period November 4,
                                                                         1999(1) through October 31,
                                                                         2000
Per Share Data

Net Asset Value, Beginning of Period                                     $10.00

Investment Operations:

Net Investment Income                                                    0.04

Net Gains (Losses) on Investments (both realized and                     2.56
unrealized)

Total From Investment Operations                                         2.60

Less Distributions:

Dividends (from net investment income)                                   (0.04)

Distributions (from capital gains)                                       ---

Total Distributions                                                      (0.04)

Net Asset Value, End of Period                                           $12.56

Total Return(2)                                                          26.48%(3)

Ratios/Supplemental Data

Net Assets, End of Period (000)                                          $1,918

Ratio of Expenses to Average Net Assets                                  0.75%(4)

Ratio of Net Income (Loss) to Average Net Assets                         0.75%(4)

Ratio of Expenses to Average Net Assets (excluding waivers)              0.90%

Ratio of Net Income (Loss) to Average Net Assets                         %
 (excluding waivers)

Portfolio Turnover Rate(5)                                               44.52%
----------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)The total return calculation does not reflect the maximum sales charge of 5.50%.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Class B Shares                                                          Fiscal Period November 4,
                                                                        1999(1) through October 31,
                                                                        2000
Per Share Data

Net Asset Value, Beginning of Period                                    $10.00

Investment Operations:

Net Investment Income (Loss)                                            (0.01)(2)

Net Gains (Losses) on Investments (both realized and                    2.56
unrealized)

Total From Investment Operations                                        2.55

Less Distributions:

Dividends (from net investment income)                                  (0.03)

Distributions (from capital gains)                                      ---

Total Distributions                                                     (0.03)

Net Asset Value, End of Period                                          $12.52

Total Return(3)                                                         25.65%(4)

Ratios/Supplemental Data

Net Assets, End of Period (000)                                         $905

Ratio of Expenses to Average Net Assets                                 1.50%(5)

Ratio of Net Income (Loss) to Average Net Assets                        (0.00)%(5)

Ratio of Expenses to Average Net Assets (excluding waivers)             1.65%

Ratio of Net Income (Loss) to Average Net Assets                        %
(excluding waivers)

Portfolio Turnover Rate(6)                                              44.52%(4)
---------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Net investment (loss) per share represents net investment (loss) divided by the average shares outstanding throughout the period.

(3)The total return calculation does not reflect the maximum deferred sales charge of 5.00%.

(4)Not annualized.

(5)Annualized.

(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SMALL CAP INDEX FUND

Class A Shares                                                 Fiscal Period Ended      Fiscal Period December
                                                               October 31, 2000(1)      30, 1998(2) through
                                                                                        November 30, 1999
Per Share Data

Net Asset Value, Beginning of Period                           $10.18                   $10.00

Investment Operations:

Net Investment Income (Loss)                                   (0.01)                   ---

Net Gains (Losses) on Investments (both realized and           2.20                     0.19
unrealized)

Total From Investment Operations                               2.19                     0.19

Less Distributions:

Dividends (from net investment income)                         (0.00)(3)                (0.01)

Distributions (from capital gains)                             (0.14)                   ---

Total Distributions                                            (0.14)                   (0.01)

Net Asset Value, End of Period                                 $12.23                   $10.18

Total Return(4)                                                21.81%(5)                1.86%(5)

Ratios/Supplemental Data

Net Assets, End of Period (000)                                $177                     $134

Ratio of Expenses to Average Net Assets                        0.99%(6)                 1.00%(6)

Ratio of Net Income (Loss) to Average Net Assets               (0.11)%(6)               (0.15)%(6)

Ratio of Expenses to Average Net Assets (excluding waivers)    1.09%                    1.14%

Ratio of Net Income (Loss) to Average Net Assets  (excluding   %                        %
waivers)

Portfolio Turnover Rate(7)                                     31.54%(5)                35.27%(5)
--------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Commencement of operations.

(3)Dividends from net investment income were less than $0.005 per share.

(4)The total return calculation does not reflect the maximum sales charge of 5.50%.

(5)Not annualized.

(6)Annualized.

(7)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information, and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

INDEX FUNDS -- CLASS S SHARES


               , 2001

ASSET CLASSES
 *    EQUITY FUNDS
(*)   INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
Index
       FUNDS

CLASS S SHARES


EQUITY INDEX FUND
MID CAP INDEX FUND
SMALL CAP INDEX FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Equity Index Fund

Mid Cap Index Fund

Small Cap Index Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                       Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of the First American Index Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Index FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P
500).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Index Fund invests at least 90% of its total assets in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, and other expenses.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fees and expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares were not offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1993     9.80%

1994     1.02%

1995     36.63%

1996     22.13%

1997     32.51%

1998     28.24%

1999     20.12%

2000     (9.80)%


Best Quarter:        Quarter ending     December 31, 1998      21.30%

Worst Quarter:       Quarter ending     September 30, 1998     (9.96)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                         Inception    One Year        Five Years     Since
12/31/00                                                   Date                                        Inception
Equity Index Fund (Class A)(2)                             12/14/92     (9.80)%         17.59%         16352%

Standard & Poor's 500 Composite Stock Price Index(3)                    (9.11)%         18.33%         17.19%
----------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was            %.

(2)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 12/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.25%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.31%
                                                                       ---------

Total Gross Fees                                                         0.81%

Waiver of Fund Expenses(1)                                               (0.19)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.62%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.62%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $

 3 years                                                                 $

 5 years                                                                 $

10 years                                                                 $

Mid Cap Index FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index (S&P 400 Index).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Index Fund invests at least 90% of its total assets in common stocks included in the S&P 400 Index. This index is an unmanaged, capitalization weighted index consisting of 400 stocks chosen for market size, liquidity, and industry group representation that represents the mid range sector of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $ _____________ to $ _______________.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the MidCap 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the MidCap 400 Index and to reduce transaction costs

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

FAILURE TO MATCH PERFORMANCE OF S&P 400 INDEX. The fund's ability to replicate the performance of the S&P Mid Cap 400 Index may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P Mid Cap 400 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because the fund was first offered in 1999, only one calendar year of performance is presented. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S Shares were not offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns, because they are invested in the same portfolio of securities and have similar expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

2000     15.49%


Best Quarter:        Quarter ending     March 31, 2000         12.27%

Worst Quarter:       Quarter ending     December 31, 2000      (4.36)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                 Inception       One Year        Since
12/31/00                                           Date                            Inception
Mid Cap Index Fund (Class A)(2)                    11/4/99         15.49%          21.51%

Standard & Poor's MidCap 400 Index(3)                              17.51%          23.69%
--------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)On 9/___/01, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar MidCap Index Fund.

(3)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid range sector of the U.S. stock market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.25%

Distribution and Service (12b-1) Fees                                    None

Other Expenses                                                           %

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                0.36%
                                                                       ---------

Total Gross Fees                                                         0.86%

Waiver of Fund Expenses(2)                                               (0.11)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.75%
--------------------------------------------------------------------------------

(1)"Miscellaneous - Other Expenses" are based on estimated amounts for the current fiscal year.

2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.75%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $88

 3 years                                                                 $274

 5 years                                                                 $477

10 years                                                                 $1,061

Small Cap Index FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Index Fund's objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Index Fund invests at least 90% of its total assets in common stocks included in the Russell 2000 Index. This Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $______ million to $______ billion.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index and to reduce transaction costs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF RUSSELL 2000 INDEX. The fund's ability to replicate the performance of the Russell 2000 Index may be affected by, among other things, changes in securities markets, the manner in which Russell calculates the performance of the Russell 2000 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1999     7.54%

2000     11.39%


Best Quarter:        Quarter ending     June 30, 1999          15.02%

Worst Quarter:       Quarter ending     March 31, 1999         (10.90)%

AVERAGE ANNUAL TOTAL RETURNS                   Inception       One Year       Since
AS OF 12/31/00(2)                              Date                           Inception
Small Cap Index Fund                           12/30/98        11.39%         10.74%

Russell 2000 Index(3)                                          -3.02%         8.44%

Standard & Poor's SmallCap 600 Index(4)                        11.80%         12.10%
---------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/0 through 6/30/01 was         %.

(2)On 9/___/01, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(3)An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 98% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the Index had an approximate market capitalization of $______ billion. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's SmallCap 600 Index as a benchmark. On 9/___/01, the fund changed its investment objective to provide investment results that correspond to the performance of the Russell 2000 Index. Therefore, going forward the fund will use the Russell 2000 Index as a comparison. The since inception performance of the index is calculated from 12/31/98.

(4)An unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock exchange, the American Stock Exchange and Nasdaq. The since inception performance of the index is calculated from 12/31/98.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.40%

Distribution and Service (12b-1) Fees                                    None

Other Expenses                                                           %

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                0.33%
                                                                       ---------

Total Gross Fees                                                         0.98%

Waiver of Fund Expenses(2)                                               (0.05)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.93%
--------------------------------------------------------------------------------

(1)"Miscellaneous - Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.93%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $100

 3 years                                                                 $312

 5 years                                                                 $542

10 years                                                                 $1,201

POLICIES & SERVICES
Buying and Selling Shares

Class S shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor. Class S shares are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts. Class S shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class S shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class S shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

--------------------------------------------------------------------------------
COMPENSATION PAID TO FINANCIAL INSTITUTIONS

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange.

There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 2000, after taking into account any fee waivers, the funds paid the following investment advisory fees to U.S. Bancorp Piper Jaffray Asset Management:


                                 Advisory fee as a % of average daily net assets

Equity Index Fund                0.16%

Mid Cap Index Fund(1)            0.25%

Small Cap Index Fund(1)          0.40%

(1)Contractual advisory fee for the current fiscal year.


Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the

Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

ADDITIONAL INFORMATION
More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class S shares of Mid Cap Index Fund and Small Cap Index Fund. No information is presented for Equity Index Fund as Class S shares of the fund were not offered prior to the date of this prospectus. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by _________________________, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


MID CAP INDEX FUND

                                                        Fiscal Period November 4, 1999(1) through
                                                        October 31, 2000
Per Share Data

Net Asset Value, Beginning of Period                    $10.00

Investment Operations:

Net Investment Income                                   0.04

Net Gains (Losses) on Investments (both realized        2.56
and unrealized)

Total From Investment Operations                        2.60

Less Distributions:

Dividends (from net investment income)                  (0.04)

Distributions (from capital gains)                      ---

Total Distributions                                     (0.04)

Net Asset Value, End of Period                          $12.56

Total Return(2)                                         26.48%(3)

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $1,918

Ratio of Expenses to Average Net Assets                 0.75%(4)

Ratio of Net Income (Loss) to Average Net Assets        0.75%(4)

Ratio of Expenses to Average Net Assets (excluding      0.90%
waivers)

Ratio of Net Income (Loss) to Average Net Assets        %
(excluding waivers)

Portfolio Turnover Rate(5)                              44.52%(3)
-------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)The total return calculation does not reflect the maximum sales charge of 5.50%.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SMALL CAP INDEX FUND

                                                        Fiscal Period Ended October 31,    Fiscal Period December 30,
                                                        2000(1)                            1998(2) through November 30,
                                                                                           1999
Per Share Data

Net Asset Value, Beginning of Period                    $10.17                             $10.00

Investment Operations:

Net Investment Income                                   (0.01)                             ---

Net Gains (Losses) on Investments (both realized        2.18                               0.17
and unrealized)

Total From Investment Operations                        2.17                               0.17

Less Distributions:

Dividends (from net investment income)                  (0.01)                             ---

Distributions (from capital gains)                      (0.14)                             ---

Total Distributions                                     (0.15)                             ---

Net Asset Value, End of Period                          $12.19                             $10.17

Total Return(3)                                         21.54%(4)                          1.74%(4)

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $18,057                            $14,955

Ratio of Expenses to Average Net Assets                 0.99%(5)                           0.92%(5)

Ratio of Net Income (Loss) to Average Net Assets        (0.11)%(5)                         (0.06)%(5)

Ratio of Expenses to Average Net Assets (excluding      1.09%                              1.12%
waivers)

Ratio of Net Income (Loss) to Average Net Assets        %                                  %
(excluding waivers)

Portfolio Turnover Rate(6)                              31.54%(4)                          35.27%(4)
-----------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30.

(2)Commencement of operations.

(3)The total return calculation does not reflect the maximum sales charge of 5.50%.

(4)Not annualized.

(5)Annualized.

(6)Portfolio turnover is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

INDEX FUNDS -- CLASS Y SHARES


                  , 2001

ASSET CLASSES
 *    EQUITY FUNDS
(*)   INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
Index
       FUNDS

CLASS Y SHARES

MID CAP INDEX FUND
SMALL CAP INDEX FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Mid Cap Index Fund

Small Cap Index Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                     Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of certain First American Index Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Mid Cap Index FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index (S&P 400 Index).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Index Fund invests at least 90% of its total assets in common stocks included in the S&P 400 Index. This index is an unmanaged, capitalization weighted index consisting of 400 stocks chosen for market size, liquidity, and industry group representation that represents the mid range sector of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $ _____________ to $ _______________.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the MidCap 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the MidCap 400 Index and to reduce transaction costs

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

FAILURE TO MATCH PERFORMANCE OF S&P 400 INDEX. The fund's ability to replicate the performance of the S&P Mid Cap 400 Index may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P Mid Cap 400 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because the fund was first offered in 1999, only one calendar year of performance information is available. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

2000     15.74%


Best Quarter:        Quarter ending     March 31, 2000         21.82%

Worst Quarter:       Quarter ending     December 31, 2000      (4.24)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00(2)          Inception    One Year        Since
                                                        Date                         Inception
Mid Cap Index Fund                                      11/4/99      15.74%          21.82%

Standard & Poor's MidCap 400 Index(3)                                17.51%          23.69%
----------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)On 9/___/01, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar MidCap Index Fund.

(3)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid range sector of the U.S. stock market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.25%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.36%
                                                                       ---------

Total Gross Fees                                                         0.61%

Waiver of Fund Expenses(2)                                               (0.11)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.50%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.50%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $62

 3 years                                                                 $195

 5 years                                                                 $340

10 years                                                                 $762

Small Cap Index FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Index Fund's objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Index Fund invests at least 90% of its total assets in common stocks included in the Russell 2000 Index. This Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $______ million to $______ billion.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index and to reduce transaction costs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF RUSSELL 2000 INDEX. The fund's ability to replicate the performance of the Russell 2000 Index may be affected by, among other things, changes in securities markets, the manner in which Russell calculates the performance of the Russell 2000 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1999     7.91%

2000     11.73%


Best Quarter:        Quarter ending     June 30, 1999          15.24%

Worst Quarter:       Quarter ending     March 31, 1999        (10.84)%

AVERAGE ANNUAL TOTAL RETURNS                         Inception         One Year        Since
AS OF 12/31/00(2)                                    Date                              Inception
Small Cap Index Fund                                 12/30/98          11.73%          11.09%

Russell 2000 Index(3)                                                  -3.02%          8.44%

Standard & Poor's SmallCap 600 Index(4)                                11.80%          12.10%
------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)On 9/___/01, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(3)An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 98% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $_____ billion. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's SmallCap 600 Index as a benchmark. On 9/___/01, the fund changed its investment objective to provide investment results that correspond to the performance of the Russell 2000 Index. Therefore, going forward the fund will use the Russell 2000 Index as a comparison. The since inception performance of the index is calculated from 12/ 31/98.

(4)An unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock exchange, the American Stock Exchange and Nasdaq. The since inception performance of the index is calculated from 12/31/98.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.40%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.33%
                                                                       ---------

Total Gross Fees                                                         0.73%

Waiver of Fund Expenses(2)                                               (0.05)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.68%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.68%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $75

 3 years                                                                 $233

 5 years                                                                 $406

10 years                                                                 $906

POLICIES & SERVICES
Buying and Selling Shares

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the fund's distributor. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. Class Y shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class Y shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash.
See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services:



                                 Advisory fee as a % of average daily net assets

Mid Cap Index Fund(1)            0.25%

Small Cap Index Fund(1)          0.40%

(1)Contractual advisory fee for the current fiscal year.

Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc. First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management, receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

ADDITIONAL INFORMATION
More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of Mid Cap Index Fund and Small Cap Index Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by __________________-, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


MID CAP INDEX FUND

                                                        Fiscal Period November 4, 1999(1) through
                                                        October 31, 2000
Per Share Data

Net Asset Value, Beginning of Period                    $10.00

Investment Operations:

Net Investment Income                                   0.08

Net Gains (Losses) on Investments (both realized and    2.55
unrealized)

Total From Investment Operations                        2.63

Less Distributions:

Dividends (from net investment income)                  (0.08)

Distributions (from capital gains)                      ---

Total Distributions                                     (0.08)

Net Asset Value, End of Period                          $12.55

Total Return                                            26.62%(2)

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $125,881

Ratio of Expenses to Average Net Assets                 0.50%(3)

Ratio of Net Income (Loss) to Average Net Assets        1.00%(3)

Ratio of Expenses to Average Net Assets (excluding      0.65%
waivers)

Ratio of Net Income (Loss) to Average Net Assets        %
(excluding waivers)

Portfolio Turnover Rate(4)                              44.52%(2)
-------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Not annualized.

(3)Annualized.

(4)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SMALL CAP INDEX FUND

                                                        Fiscal Period Ended October      Fiscal Period December 30,
                                                        31, 2000(1)                      1998(2) through November 30,
                                                                                         1999
Per Share Data

Net Asset Value, Beginning of Period                    $10.19                           $10.00

Investment Operations:

Net Investment Income                                   0.02                             0.01

Net Gains (Losses) on Investments (both realized        2.19                             0.19
and unrealized)

Total From Investment Operations                        2.21                             0.20

Less Distributions:

Dividends (from net investment income)                  (0.02)                           (0.01)

Distributions (from capital gains)                      (0.14)                           ---

Total Distributions                                     (0.16)                           (0.01)

Net Asset Value, End of Period                          $12.24                           $10.19

Total Return                                            21.93%(3)                        2.01%(3)

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $60,771                          $45,331

Ratio of Expenses to Average Net Assets                 0.69%(4)                         0.68%(4)

Ratio of Net Income (Loss) to Average Net Assets        0.19%(4)                         0.18%(4)

Ratio of Expenses to Average Net Assets (excluding      1.09%                            1.13%
waivers)

Ratio of Net Income (Loss) to Average Net Assets        %                                %
(excluding waivers)

Portfolio Turnover Rate(5)                              31.54%(3)                        35.27%(3)
---------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Commencement of operations.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

LARGE CAP FUNDS - CLASS ABC SHARES


            , 2001

ASSET CLASSES
(*)  EQUITY FUNDS
 *   INDEX FUNDS
 *   FUNDS OF FUNDS
 *   BOND FUNDS
 *   TAX FREE FUNDS
 *   MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
Large Cap
       FUNDS

CLASS A, CLASS B, AND CLASS C SHARES

CAPITAL GROWTH FUND
GROWTH & INCOME FUND
LARGE CAP CORE FUND
RELATIVE VALUE FUND



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Capital Growth Fund

Growth & Income Fund

Large Cap Core Fund

Relative Value Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of certain First American Large Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Capital Growth FUND

--------------------------------------------------------------------------------
OBJECTIVE

Capital Growth Fund's objective is to maximize long-term after-tax returns.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Capital Growth Fund invests primarily (at least 80% of its total assets) in common stocks of companies that have market capitalizations of at least $1.5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    above average growth in revenue and earnings.

*    strong competitive position.

*    strong management.

*    sound financial condition.

The advisor seeks to achieve high after-tax returns by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax) and to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the main strategies used in the tax-efficient management of the fund are the following:

* investing primarily in lower-yielding growth stocks to minimize taxable dividend income.

*    employing a long-term, low turnover approach to investing.

*    attempting to avoid net realized short-term gains.

* selling stocks trading below cost to realize losses (when appropriate) in order to offset realized capital gains that would otherwise have to be distributed to shareholders.

* selling the highest-cost shares when selling appreciated stocks, in order to minimize realized capital gains.

* selectively using tax-advantaged hedging techniques as an alternative to taxable sales (including derivative instruments such as purchased put options, equity collars, equity swaps, covered short sales, and stock index futures contracts).

As a result of its tax-efficient strategy, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and swaps if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class B shares has varied from year to year. The performance of Class A shares will be higher than Class B shares due to their lower expenses. The performance of Class C shares will be similar to Class B shares due to their similar expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class A and Class C shares, because those shares have not been offered prior to the date of this prospectus. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

On ______________, the fund changed its investment objective to manage its portfolio of securities on a tax efficient basis. Performance prior to this date does not reflect this management strategy.

--------------------------------------------------------------------------------
Fund Performance (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1995     27.37%

1996     23.35%

1997     25.28%

1998     28.05%

1999     25.42%

2000     (12.15)%


Best Quarter:        Quarter ending     December 31, 1998      23.49%

Worst Quarter:       Quarter ending     December 31, 2000     (15.90)%

AVERAGE ANNUAL TOTAL RETURNS AS                       Inception    One Year      Five Years   Since
OF 12/31/00(2)                                        Date                                    Inception
Capital Growth Fund (Class B)                         12/12/94     (12.15)%      16.88%       19.03%

Russell 1000 Index(3)                                              (22.43)%      18.15%       21.13%

Standard & Poor's 500 Composite Stock Price Index(4)               (9.10)%       18.33%       21.34%

Standard & Poor's/BARRA 500 Growth Index(4)                        (22.08)%      19.18%       22.15%
--------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)On 9/___/01, the Capital Growth Fund became the successor by merger to the Firstar Large Cap Growth Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Large Cap Growth Fund. The Firstar Large Cap Growth Fund was organized on 12/11/00 and, prior to that, was a separate series of Firstar Stellar Funds, Inc.

(3)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Index and the Standard & Poor's/BARRA Growth Index as benchmarks. Going forward, the fund will use the Russell 1000 Growth Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 12/31/94.

(4)The Standard & Poor's 500 Index is an unmanaged index of large capitalization stocks. The Standard & Poor's/BARRA Growth Index is an unmanaged market capitalization weighted index comprised of the stocks in the Standard & Poor's 500 Index with the highest valuations and, in the adviser's view, the greatest growth opportunities. The since inception performance of the indices is calculated from 12/31/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


SHAREHOLDER FEES                                                   Class A         Class B        Class C
Maximum Sales Charge (Load) as a % of offering price               5.50%(1)        0.00%          1.00%

Maximum Deferred Sales Charge (Load) as a % of original            0.00%(2)        5.00%          1.00%
purchase price or redemption proceeds, whichever is less

Annual Maintenance Fee(3)                                          $25             $25            $25
only charged to accounts with balances below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                    0.65%           0.65%          0.65%

Distribution and Service (12b-1) Fees                              0.25%           1.00%          1.00%

Other Expenses(4)                                                  0.37%           0.37%          0.37%
                                                                 ------------------------------------------

Total Gross Fees                                                   1.27%           2.02%          2.02%

Waiver of Fund Expenses(5)                                         (0.12)%         (0.12)%        (0.12)%

TOTAL ANNUAL FUND OPERATING EXPENSES                               1.15%           1.90%          1.90%
-----------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%, 1.90% and 1.90%, respectively, for Class A, Class B and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

               Class A       Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                             redemption at end    redemption at end     redemption at end     no redemption at
                             of each period       of each period        of each period        end of each period
 1 year        $648          $705                 $205                  $403                  $303

 3 years       $907          $1.034               $634                  $727                  $727

 5 years       $1,185        $1.288               $1.088                $1.177                $1.177

10 years       $1,978        $2.164               $2.164                $2.425                $2.425

Growth & Income FUND

--------------------------------------------------------------------------------
OBJECTIVE

Growth & Income Fund's objective is long-term growth of capital and income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Growth & Income Fund invests primarily (at least 80% of its total assets) in equity securities of companies which the fund's investment advisor believes are characterized by:

*    the ability to grow dividends at an above average rate.

*    the ability to finance expected growth.

*    strong management.

The fund will not purchase a non-dividend paying security if immediately after giving effect to such purchase less than 80% of the total assets of the fund will be invested in dividend paying securities.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, dividend paying equity securities will generally represent the core holdings of the fund. However, the fund also may invest in non-dividend paying securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks.

The fund invests Up to 20% of its total assets in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest up to 20% of its total assets in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class C shares, because those shares have not been offered prior to the date of this prospectus. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

--------------------------------------------------------------------------------
Fund Performance (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1991     22.22%

1992     5.48%

1993     6.64%

1994     0.14%

1995     34.53%

1996     24.70%

1997     33.23%

1998     22.44%

1999     2.75%

2000     5.48%


Best Quarter:        Quarter ending     December 31, 1998      17.70%

Worst Quarter:       Quarter ending     September 30, 1999     (9.30)%

AVERAGE ANNUAL TOTAL                          Inception      One Year       Five Years      Ten Years      Since
RETURNS AS OF 12/31/00(2)                     Date                                          (Class A)      Inception
                                                                                                           (Class B)
Growth & Income Fund (Class A)                               (0.06)%        15.88%          14.49%         NA

Growth & Income Fund (Class B)                3/1/99         0.01%          NA              NA             3.74%

Standard & Poor's 500 Composite Stock                        (9.10)%        18.33%          17.46%         4.80%
Price Index(3)

Custom Index(4)                                              (1.51)%        17.57%          17.17%         7.56%
----------------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)On 9/___/01, the Growth & Income Fund became the successor by merger to the Firstar Growth & Income Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Growth & Income Fund. Prior to 1/10/95, the Firstar fund offered one class of shares to investors without a sales charge or a distribution or shareholder servicing fee. Performance presented prior to 1/10/95 does not reflect these fees.

(3)An unmanaged index of large capitalization stocks. The since inception performance of the index for Class B shares is calculated from 2/28/99.

(4)An index comprised of 50% of returns of the Standard & Poor's 500 Index and 50% of returns of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class B shares is calculated from 2/28/99.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


SHAREHOLDER FEES                                                   Class A             Class B           Class C
Maximum Sales Charge (Load) as a % of offering price               5.50%(1)            0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original            0.00%(2)            5.00%             1.00%
purchase price or redemption proceeds, whichever is less

Annual Maintenance Fee(3)                                          $25                 $25               $25
only charged to accounts with balances below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                    0.65%               0.65%             0.65%

Distribution and Service (12b-1) Fees                              0.25%               1.00%             1.00%

Other Expenses(4)                                                  0.31%               0.31%             0.31%
                                                                 -------------------------------------------------

Total Gross Fees                                                   1.21%               1.96%             1.96%

Waiver of Fund Expenses(5)                                         (0.06)%             (0.06)%           (0.06)%

TOTAL ANNUAL FUND OPERATING EXPENSES                               1.15%               1.90%             1.90%
------------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%, 1.90% and 1.90%, respectively, for Class A, Class B and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

               Class A        Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                              redemption at end    redemption at end     redemption at end     no redemption at
                              of each period       of each period        of each period        end of each period
 1 year        $642           $699                 $199                  $397                  $297

 3 years       $889           $1,015               $615                  $709                  $709

 5 years       $1,155         $1,257               $1,057                $1,147                $1,147

10 years       $1,914         $2,099               $2,099                $2,362                $2,362

Large Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Core Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Core Fund invests primarily (at least 80% of its total assets) in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    strong competitive position.

*    strong management.

*    sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class C shares, because those shares have not been offered prior to the date of this prospectus. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

--------------------------------------------------------------------------------
Fund Performance (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1993     9.98%

1994     (5.34)%

1995     29.72%

1996     17.85%

1997     27.63%

1998     30.16%

1999     14.03%

2000     (1.48)%


Best Quarter:        Quarter ending     December 31, 1998      23.97%

Worst Quarter:       Quarter ending     September 30, 1998     (11.18)%

AVERAGE ANNUAL TOTAL                          Inception      One Year       Five Years      Since          Since
RETURNS AS OF 12/31/00(2)                     Date                                          Inception      Inception
                                                                                            (Class A)      (Class B)
Large Cap Core Fund (Class A)                 12/29/92       (6.66)%        14.90%          13.28%         NA

Large Cap Core Fund (Class B)                 3/1/99         (6.46)%        NA              NA             4.47%

Standard & Poor's 500 Composite Stock Price                  (9.10)%        18.33%          17.20%         4.80%
Index(3)
-----------------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)On 9/__/01, the Large Cap Core Fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/__/01 represents that of the Firstar Large Cap Core Equity Fund. Prior to 1/10/95, the Firstar fund offered one class of shares to investors without a sales charge or a distribution or shareholder servicing fee. Performance presented prior to 1/10/95 does not reflect these fees.

(3)An unmanaged index of large capitalization stocks. The since inception performance of the index for Class A and Class B shares is calculated from 12/31/92 and 2/28/99, respectively.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


SHAREHOLDER FEES                                                   Class A             Class B           Class C
Maximum Sales Charge (Load) as a % of offering price               5.50%(1)            0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original            0.00%(2)            5.00%             1.00%
purchase price or redemption proceeds, whichever is less

Annual Maintenance Fee(3)                                          $25                 $25               $25
only charged to accounts with balances below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                    0.65%               0.65%             0.65%

Distribution and Service (12b-1) Fees                              0.25%               1.00%             1.00%

Other Expenses(4)                                                  0.32%               0.32%             0.32%
                                                                 -------------------------------------------------

Total Gross Fees                                                   1.22%               1.97%             1.97%

Waiver of Fund Expenses(5)                                         (0.07)%             (0.07)%           (0.07)%

TOTAL ANNUAL FUND OPERATING EXPENSES                               1.15%               1.90%             1.90%
------------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%, 1.90% and 1.90%, respectively, for Class A, Class B and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

               Class A        Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                              redemption at end    redemption at end     redemption at end     no redemption at
                              of each period       of each period        of each period        end of each period
 1 year        $643           $700                 $200                  $398                  $298

 3 years       $892           $1,018               $618                  $712                  $712

 5 years       $1,160         $1,262               $1,062                $1,152                $1,152

10 years       $1,925         $2,110               $2,110                $2,373                $2.373

Relative Value FUND

--------------------------------------------------------------------------------
OBJECTIVE

Relative Value Fund's objective is to maximize after-tax total return from capital appreciation plus income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its total assets) in common stocks.

The advisor selects companies that it believes represent the best values within each industry sector as indicated by the following characteristics and which are undervalued relative to the stocks comprising the Russell 1000 Index.

*    price/earnings ratios.

*    book value.

*    assets to liabilities ratio.

The advisor selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative models, together with economic forecasts and assessments of the risk and volatility of the company's industry. The advisor assesses the earnings and dividend growth prospects of the various companies' stocks and then considers the risk and volatility of the companies' industries. The advisor also considers other factors such as product position or market share.

The advisor seeks to achieve high after-tax returns by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax) and a moderate amount of dividend income. Among the main strategies used in the tax-efficient management of the fund are the following:

*    employing a long-term, low turnover approach to investing.

* attempting to avoid net realized short-term gains (taxed as ordinary income).

*    selling stocks trading below cost to realize losses (when appropriate).

*    selecting tax-favored share lots when selling appreciated stocks.

* selectively using tax-advantaged hedging techniques as an alternative to taxable sales (including derivative instruments such as purchased put options, equity collars, equity swaps, covered short sales, and stock index futures contracts).

As a result of its tax-efficient strategy, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and swaps if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class C shares, because those shares have not been offered prior to the date of this prospectus. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

On ___________, the fund changed its investment objective to manage its portfolio of securities on a tax efficient basis. Performance prior to this date does not reflect this management strategy.

--------------------------------------------------------------------------------
Fund Performance (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1992     11.19%

1993     13.73%

1994     (2.63)%

1995     35.69%

1996     26.45%

1997     32.20%

1998     18.25%

1999     6.96%

2000     (3.15)%


Best Quarter:        Quarter ending     December 31, 1998      21.33%

Worst Quarter:       Quarter ending     September 30, 1998     (12.29)%

AVERAGE ANNUAL TOTAL                          Inception      One Year       Five Years      Since          Since
RETURNS AS OF 12/31/00(2)                     Date                                          Inception      Inception
                                                                                            (Class A)      (Class B)
Relative Value Fund (Class A)                 6/5/91         (8.24)%        14.17%          13.29%         NA

Relative Value Fund (Class B)                 3/31/98        (7.99)%        NA              NA             2.23%

Russell 1000 Value Index(3)                                  (7.02)%        16.91%          16.14%         6.51%

Standard & Poor's 500 Composite Stock                        (9.10)%        18.33%          17.46%         8.17%
Price Index(4)

Standard & Poor's/BARRA 500 Value Index(4)                   6.08%          16.81%          15.56%         7.78%
----------------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)On 9/30/01, the Relative Value Fund became the successor by merger to the Firstar Relative Value Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/30/01 represents that of the Firstar Relative Value Fund. The Firstar Relative Value Fund was organized on 12/11/00 and, prior to that, was a separate series of Firstar Stellar Funds, Inc.

(3)The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Index and the Standard & Poor's/BARRA 500 Value Index as benchmarks. Going forward, the fund will use the Russell 1000 Value Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index for Class A and Class B shares is calculated from 6/30/91 and 3/31/98, respectively.

(4)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of large capitalization stocks. The Standard & Poor's/BARRA 500 Value Index is an unmanaged capitalization weighted index consisting of approximately 50% of the market capitalization of the Standard & Poor's 500 Index with low price-to-book ratios. The since inception performance of the indices for Class A and Class B shares is calculated from 6/30/91 and 3/31/98, respectively.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


SHAREHOLDER FEES                                                   Class A             Class B           Class C
Maximum Sales Charge (Load) as a % of offering price               5.50%(1)            0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original            0.00%(2)            5.00%             1.00%
purchase price or redemption proceeds, whichever is less

Annual Maintenance Fee(3)                                          $25                 $25               $25
only charged to accounts with balances below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                    0.65%               0.65%             0.65%

Distribution and Service (12b-1) Fees                              0.25%               1.00%             1.00%

Other Expenses(4)                                                  0.32%               0.32%             0.32%
                                                                 -------------------------------------------------

Total Gross Fees                                                   1.22%               1.97%             1.97%

Waiver of Fund Expenses(5)                                         (0.07)%             (0.07)%           (0.07)%

TOTAL ANNUAL FUND OPERATING EXPENSES                               1.15%               1.90%             1.90%
------------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%, 1.90% and 1.90%, respectively, for Class A, Class B and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


               Class A         Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                               redemption at end    redemption at end     redemption at end     no redemption at
                               of each period       of each period        of each period        end of each period
 1 year        $643            $700                 $200                  $298                  $298

 3 years       $892            $1.018               $618                  $712                  $712

 5 years       $1,160          $1,262               $1,062                $1,152                $1,152

10 years       $1,925          $2,110               $2,110                $2,373                $2,373

POLICIES & SERVICES
Buying Shares

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All funds in this prospectus offer Class A, Class B, and Class C shares.

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

CLASS A SHARES. If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

*    a front-end sales charge, described below.

* lower annual expenses than Class B and Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

* orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

* orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS B SHARES. If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However, Class B shares do have:

* higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

CLASS C SHARES. These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

*    no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.

--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                  12b-1 fees are equal to:

Class A shares       0.25% of average daily net assets

Class B shares       1% of average daily net assets

Class C shares       1% of average daily net assets


Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares -- Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                                 Sales Charge

                           as a % of Purchase Price      as a % of Net Amount       Maximum Reallowance as
                                                         Invested                   a % of Purchase Price
Less than $ 50,000         5.50%                         5.82%                      5.00%

$ 50,000 - $ 99,999        4.50%                         4.71%                      4.00%

$100,000 - $249,999        3.50%                         3.63%                      3.25%

$250,000 - $499,999        2.50%                         2.56%                      2.25%

$500,000 - $999,999        2.00%                         2.04%                      1.75%

$1 million and over           0%                            0%                         0%


REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

*    redemptions required as a result of over contribution to an IRA plan.

CLASS B SHARES. Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.35% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Year since purchase                 CDSC as a % of the value of your shares

First                               5%

Second                              5%

Third                               4%

Fourth                              3%

Fifth                               2%

Sixth                               1%

Seventh                             0%

Eighth                              0%


Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2001, they will convert to Class A shares on June 1, 2009.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

*    redemptions required as a result of over contribution to an IRA plan.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. Additionally, the advisor may pay its affiliated broker-dealer, U.S. Bancorp Piper Jaffray Inc., an additional commission of up to 3% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 1-800-637-2548 before the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name, account number and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may purchase additional shares by mailing your check to First American Funds at the same address.

Please note the following:

*    all purchases must be made in U.S. dollars.

* third-party checks, credit cards, credit card checks, and cash are not accepted.

* if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 1-800-637-2548.

Selling Shares

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash.
See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:

*    name of the fund.

*    account number.

*    dollar amount or number of shares redeemed.

*    name on the account.

*    signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

*    your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

ACCOUNTS WITH LOW BALANCES

Except for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

*    deduct a $25 annual account maintenance fee, or

* close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

Managing Your Investment

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registration, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 1-800-637-2548. Your instructions must be received before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of in cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form, or by writing to the fund, your investment professional or your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Capital Growth Fund, Large Cap Core Fund and Relative Value Fund are expected to consist primarily of capital gains.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

TAX MANAGED STRATEGY. As a result of their tax-efficient strategies, Capital Growth Fund and Relative Value Fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services:


                                 Advisory fee as a % of average daily net assets

Capital Growth Fund(1)           0.65%

Growth & Income Fund(1)          0.65%

Large Cap Core Fund(1)           0.65%

Relative Value Fund(1)           0.65%

(1)Contractual advisory fee for the current fiscal year.

Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the

Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

ADDITIONAL INFORMATION
More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Portfolio managers for the funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

FOREIGN SECURITY RISK. Each fund may invest up to 25% of its total in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF GROWTH & INCOME FUND

INTEREST RATE RISK. Debt securities in Growth & Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

CREDIT RISK. Growth & Income Fund is subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

As discussed in the "Fund Summaries" section, Growth & Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF CAPITAL GROWTH FUND AND RELATIVE VALUE FUND

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A and Class B shares of Capital Growth Fund, Growth & Income Fund, Large Cap Core Fund and Relative Value Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. No information is presented for Class C shares as they were not offered prior to the date of this prospectus. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by _______________________, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


GROWTH & INCOME FUND

                                                                       Fiscal Year Ended October 31,

Class A Shares                                          2000          1999         1998         1997         1996
Per Share Data

Net Asset Value, Beginning of Period                    $46.06        $44.41       $39.24       $33.07       $27.62

Investment Operations:

Net Investment Income                                   0.14(1)       0.29         0.36         0.37         0.42(1)

Net Gains (Losses) on Investments (both realized and    5.21          4.92         6.55         8.92         6.61
unrealized)

Total From Investment Operations                        5.35          5.21         6.91         9.29         7.03

Less Distributions:

Dividends (from net investment income)                  (0.11)        (0.35)       (0.35)       (0.39)       (0.39)

Distributions (from capital gains)                      (3.90)        (3.21)       (1.39)       (2.73)       (1.19)

Total Distributions                                     (4.01)        (3.56)       (1.74)       (3.12)       (1.58)

Net Asset Value, End of Period                          $47.40        $46.06       $44.41       $39.24       $33.07

Total Return                                            12.54%        11.78%       18.08%       30.47%       26.62%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $183,049      $194,089     $190,331     $128,070     $71,310

Ratio of Expenses to Average Net Assets                 1.19%         1.17%        1.12%        1.12%        1.15%

Ratio of Net Income to Average Net Assets               0.31%         0.74%        0.86%        1.09%        1.42%

Ratio of Expenses to Average Net Assets (excluding      1.20%         1.18%        1.19%        1.19%        1.23%
waivers)

Ratio of Net Income to Average Net Assets (excluding    %             %            %            %            %
waivers)

Portfolio Turnover Rate                                 89.36%        62.20%       48.56%       31.36%       51.37%
----------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

GROWTH & INCOME FUND

Class B Shares                                                     Fiscal Year Ended     Fiscal Period From
                                                                   October 31, 2000      March 1, 1999(1) through
                                                                                         October 31, 1999
Per Share Data

Net Asset Value, Beginning of Period                               $46.03                $44.64

Investment Operations:

Net Investment Income                                              (0.22)(2)             0.12(2)

Net Gains (Losses) on Investments (both realized and               5.21                  1.40
unrealized)

Total From Investment Operations                                   4.99                  1.42

Less Distributions:

Dividends (from net investment income)                             ---                   (0.03)

Distributions (from capital gains)                                 (3.90)

Total Distributions                                                (3.90)                (0.03)

Net Asset Value, End of Period                                     $47.12                $46.03

Total Return(3)                                                    11.69%                3.19%(4)

Ratios/Supplemental Data

Net Assets, End of Period (000)                                    $3,718                $1,550

Ratio of Expenses to Average Net Assets                            1.94%                 1.94%(5)

Ratio of Net Income to Average Net Assets                          (0.44)%               0.05%(5)

Ratio of Expenses to Average Net Assets (excluding                 1.95%                 ---
waivers)

Ratio of Net Income to Average Net Assets (excluding               %                     %
waivers)

Portfolio Turnover Rate                                            89.36%                62.20%
---------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(3)The total return calculation does not reflect the maximum deferred sales charge of 5.00%.

(4)Not annualized.

(5)Annualized.

LARGE CAP CORE FUND

                                                                       Fiscal Year Ended October 31,

Class A Shares                                          2000          1999         1998         1997         1996
Per Share Data

Net Asset Value, Beginning of Period                    $37.96        $35.72       $35.27       $30.32       $25.58

Investment Operations:

Net Investment Income (Loss)                            (0.15)(2)     (0.12)(2)    (0.02)(2)    (0.05)(1)    (0.07)(1)

Net Gains (Losses) on Investments (both realized and    7.55          6.42         5.66         6.30         4.81
unrealized)

Total From Investment Operations                        7.40          6.30         5.64         6.25         4.74

Less Distributions:

Dividends (from net investment income)                  ---           (0.02)       (0.02)       ---          ---

Distributions (from capital gains)                      (2.03)        (4.04)       (5.17)       (1.30)       ---

Total Distributions                                     (2.03)        (4.06)       (5.19)       (1.30)       ---

Net Asset Value, End of Period                          $43.33        $37.96       $35.72       $35.27       $30.32

Total Return(3)                                         19.92%        17.92%       18.58%       21.30%       18.53%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $51,232       $47,238      $38,213      $25,043      $16,636

Ratio of Expenses to Average Net Assets                 1.20%         1.19%        1.14%        1.14%        1.15%

Ratio of Net Income to Average Net Assets               (0.35)%       (0.31)%      (0.05)%      (0.16)%      (0.29)%

Ratio of Expenses to Average Net Assets (excluding      1.21%         1.20%        1.21%        1.21%        1.23%
waivers)

Ratio of Net Income to Average Net Assets (excluding    %             %            %            %            %
waivers)

Portfolio Turnover Rate(4)                              60.18%        59.35%       51.82%       62.09%       56.75%
-----------------------------------------------------------------------------------------------------------------------

(1)Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(2)Net investment income (loss) per share represents net investment income
(loss) divided by the average shares outstanding throughout the period.

(3)The total return calculation does not reflect the maximum sales charge of 5.50%.

(4)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

LARGE CAP CORE FUND

Class B Shares                                                     Fiscal Year Ended     Fiscal Period From
                                                                   October 31, 2000      March 1, 1999(1) through
                                                                                         October 31, 1999
Per Share Data

Net Asset Value, Beginning of Period                               $37.78                $36.92

Investment Operations:

Net Investment Income (Loss)                                       (0.47)(2)             (0.29)(2)

Net Gains (Losses) on Investments (both realized and               7.52                  1.15
unrealized)

Total From Investment Operations                                   7.05                  0.86

Less Distributions:

Dividends (from net investment income)                             ---                   ---

Distributions (from capital gains)                                 (2.03)                ---

Total Distributions                                                (2.03)                ---

Net Asset Value, End of Period                                     $42.80                $37.78

Total Return(3)                                                    19.06%                2.33%(4)

Ratios/Supplemental Data

Net Assets, End of Period (000)                                    $1,483                $722

Ratio of Expenses to Average Net Assets                            1.95%                 1.96%(5)

Ratio of Net Income to Average Net Assets                          (1.17)%(5)            (1.10)%

Ratio of Expenses to Average Net Assets (excluding                 1.96%                 1.97%
waivers)

Ratio of Net Income to Average Net Assets (excluding               %                     %
waivers)

Portfolio Turnover Rate                                            60.18%                59.35%
----------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Net investment income (loss) per share represents net investment income
(loss) divided by the average shares outstanding throughout the period.

(3)The total return calculation does not reflect the maximum sales charge of 5.50%.

(4)Not annualized.

(5)Annualized.

Capital Growth FUND

Class A Shares                                                               Fiscal Period From March
                                                                             31, 2000(1) through October
                                                                             31, 2000(2)
Per Share Data

Net Asset Value, Beginning of Period                                         $26.95

Investment Operations:

Net Investment Income (Loss)                                                 (0.03)

Net Gains (Losses) on Investments (both realized and                         (1.00)
unrealized)

Total From Investment Operations                                             (1.03)

Less Distributions:

Dividends (from net investment income)                                       ---

Distributions (from capital gains)                                           ---

Total Distributions                                                          ---

Net Asset Value, End of Period                                               $25.92

Total Return(3)                                                              (3.82)%(4)

Ratios/Supplemental Data

Net Assets, End of Period (000)                                              $1,177

Ratio of Expenses to Average Net Assets                                      1.40%(5)

Ratio of Net Income to Average Net Assets                                    (0.75)(5)

Ratio of Expenses to Average Net Assets (excluding                           1.49%
waivers)

Ratio of Net Income to Average Net Assets (excluding                         %
waivers)

Portfolio Turnover Rate(6)                                                   34.63%
----------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(3)The total return calculation does not reflect the maximum sales charge of 5.50%.

(4)Not annualized.

(5)Annualized.

(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

CAPITAL GROWTH FUND

                                                                             Fiscal Year Ended November 30,

Class B Shares                                          Fiscal        1999         1998         1997         1996
                                                        Period
                                                        Ended
                                                        October 31,
                                                        2000(1)
Per Share Data

Net Asset Value, Beginning of Period                    23.89         19.52        17.17        15.17        12.70

Investment Operations:

Net Investment Income (Loss)                            (0.10)        (0.04)       0.02         0.19         0.17

Net Gains (Losses) on Investments (both realized and    2.13          4.88         3.32         2.97         3.12
unrealized)

Total From Investment Operations                        2.03          4.84         3.34         3.16         3.29

Less Distributions:

Dividends (from net investment income)                  ---           (0.02)       (0.03)       (0.14)       (0.16)

Distributions (from capital gains)                      ---           (0.45)       (0.96)       (1.02)       (0.66)

Total Distributions                                     ---           (0.47)       (0.99)       (1.16)       (0.82)

Net Asset Value, End of Period                          $25.92        $23.89       $19.52       $17.17       $15.17

Total Return                                            8.5%(2)       25.26%       20.76%       22.65%       27.34%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $100,689      $90,468      $66,478      $45,025      $85,311

Ratio of Expenses to Average Net Assets                 1.38%(3)      1.36%        1.34%        1.09%        1.19%

Ratio of Net Income to Average Net Assets               (0.40)%(3)    (0.08)%      0.12%        0.86%        1.31%

Ratio of Expenses to Average Net Assets (excluding      1.48%         1.52%        1.54%        1.29%        1.39%
waivers)

Ratio of Net Income to Average Net Assets (excluding    %             %            %            %            %
waivers)

Portfolio Turnover Rate(4)                              34.63%(2)     28.00%       48.00%       60.00%       96.00%
-----------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Not annualized.

(3)Annualized.

(4)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Relative Value FUND

                                                                            Fiscal Year Ended November 30,

Class A Shares                                          Fiscal        1999         1998         1997         1996
                                                        Period
                                                        Ended
                                                        October 31,
                                                        2000(1)
Per Share Data

Net Asset Value, Beginning of Period                    $29.10        $26.26       $23.48       $19.03       $15.02

Investment Operations:

Net Investment Income                                   0.20          0.10         0.11         0.67         0.27

Net Gains (Losses) on Investments (both realized and    (0.22)        3.01         3.66         4.45         4.01
unrealized)

Total From Investment Operations                        (0.02)        3.11         3.77         5.12         4.28

Less Distributions:

Dividends (from net investment income)                  (0.21)        (0.16)       (0.17)       (0.28)       (0.26)

Distributions (from capital gains)                      ---           (0.11)       (0.82)       (0.39)       (0.01)

Total Distributions                                     (0.21)        (0.27)       (0.99)       (0.67)       (0.27)

Net Asset Value, End of Period                          $28.87        $29.10       $26.26       $23.48       $19.03

Total Return(2)                                         (0.07)%(3)    11.89%       16.67%       27.69%       28.86%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $42,853       $54,825      $50,925      $37,748      $215,843

Ratio of Expenses to Average Net Assets                 1.36%(4)      1.30%        1.29%        1.01%        1.04%

Ratio of Net Income to Average Net Assets               0.75%(4)      0.52%        0.70%        1.40%        1.71%

Ratio of Expenses to Average Net Assets (excluding      1.46%         1.46%        1.49%        1.21%        1.24%
waivers)

Ratio of Net Income to Average Net Assets (excluding    %             %            %            %            %
waivers)

Portfolio Turnover Rate(5)                              7.10%(3)      11.00%       26.00%       18.00%       16.00%
-----------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)The total return calculation does not reflect the maximum sales charge of 5.50%.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RELATIVE VALUE FUND

Class B Shares                                                   Fiscal Period       Fiscal           March 31,
                                                                 Ended October 31,   Year Ended       1998(2) through
                                                                 2000(1)             November 30,     November 30,
                                                                                     1999             1998
Per Share Data

Net Asset Value, Beginning of Period                             $29.09              $26.28           $26.01

Investment Operations:

Net Investment Income                                            0.20                0.16             0.14

Net Gains (Losses) on Investments (both realized and             (0.30)              2.94             0.24
unrealized)

Total From Investment Operations                                 (0.10)              3.10             0.38

Less Distributions:

Dividends (from net investment income)                           (0.21)              (0.18)           (0.11)

Distributions (from capital gains)                               ---                 (0.11)           ---

Total Distributions                                              (0.21)              (0.29)           (0.11)

Net Asset Value, End of Period                                   $28.78              $29.09           $26.28

Total Return(3)                                                  (0.35)%(4)          11.84%           1.50%(4)

Ratios/Supplemental Data

Net Assets, End of Period (000)                                  $15,537             $14,278          $7,847

Ratio of Expenses to Average Net Assets                          1.36%(5)            1.30%            1.04%(5)

Ratio of Net Income to Average Net Assets                        0.75%(5)            0.52%            0.95%(5)

Ratio of Expenses to Average Net Assets (excluding               1.46%               1.46%            1.24%
waivers)

Ratio of Net Income to Average Net Assets (excluding             %                   %                %
waivers)

Portfolio Turnover Rate(6)                                       7.10%(4)            11.00%           26.00%(4)
-----------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Commencement of operations.

(3)The total return calculation does not reflect the maximum deferred sales charge of 5.00%.

(4)Not annualized.

(5)Annualized.

(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

For More Information

More information about the funds is available in the funds' Statement of Additional Information, and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.



SEC file number:  811-05309

LARGE CAP FUNDS - CLASS S SHARES


               , 2001

ASSET CLASSES
(*)   EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
Large Cap
         FUNDS

CLASS S SHARES


BALANCED FUND
CAPITAL GROWTH FUND
EQUITY INCOME FUND
GROWTH & INCOME FUND
LARGE CAP CORE FUND
LARGE CAP GROWTH FUND
LARGE CAP VALUE FUND
RELATIVE VALUE FUND



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Balanced Fund

Capital Growth Fund

Equity Income Fund

Growth & Income Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Cap Value Fund

Relative Value Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                    Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of the First American Large Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Balanced FUND

--------------------------------------------------------------------------------
OBJECTIVE

Balanced Fund's objective is to maximize total return (capital appreciation plus income).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities. Under normal market conditions, the equity securities portion of the fund's portfolio will be invested primarily (at least 75% of the total assets) in common stocks that the advisor believes exhibit the potential for superior growth based on factors such as:

*    strong competitive position.

*    strong management.

*    sound financial condition.

Up to 25% of the equity portion of the fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts.

Under normal market conditions, the debt securities portion of the fund's portfolio will be comprised of securities such as: U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds; mortgage- and asset-backed securities; and corporate debt obligations.

In selecting debt securities for the fund, the advisor uses a "top-down" approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

The fund's debt securities will be rated investment grade at the time or purchase or, if unrated, determined to be of comparable quality by the fund's advisor. At least 65% of these securities will be either U.S. government securities or securities that have received at least an A or equivalent rating. The fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies".

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay ---its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fees and expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

--------------------------------------------------------------------------------
FUND PERFORMANCE (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1993     8.24%

1994     (4.27)%

1995     26.23%

1996     12.31%

1997     17.22%

1998     16.20%

1999     4.02%

2000     7.38%


Best Quarter:        Quarter ending     December 31, 1998      14.02%

Worst Quarter:       Quarter ending     September 30, 1998     (8.04)%

AVERAGE ANNUAL TOTAL RETURNS AS                         Inception      One Year        Five Years     Since
OF 12/31/00                                             Date                                          Inception
Balanced Fund (Class A)(3)                              3/30/92        7.38%           11.31%         10.87%

Standard & Poor's 500 Composite Stock Price Index(4)                   (9.10)%         18.33%         16.92%

Lehman Aggregate Bond Index(5)                                         %               %              %

Lehman Gov't/Credit Bond Index(6)                                      %               %              %
----------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was            %.

(2)On 9/__/01, First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund, and changed its investment objective and strategies to that of Firstar Balanced Growth Fund. The performance history is that of Firstar Balanced Growth Fund.

(3)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)An unmanaged index of large capitalization stocks. The since inception performance for the index is calculated from 3/31/92.

(5)An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac. The Lehman Asset Backed Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto and home equity loans. The since inception performance of the index is calculated from 3/31/92. .Previously, the fund used the Lehman Government/Credit Bond Index as a benchmark. Going forward, the fund will use the Lehman Aggregate Bond Index as a comparison, because its composition better matches the fund's investment objectives and strategies.

(6)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The since inception performance for the index is calculated from 3/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   %
                                                                       ---------

Total Gross Fees                                                         %

Waiver of Fund Expenses(1)                                               (    )%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.05%
--------------------------------------------------------------------------------

(1 Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.05%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $

 3 years                                                                 $

 5 years                                                                 $

10 years                                                                 $

Capital Growth FUND

--------------------------------------------------------------------------------
OBJECTIVE

Capital Growth Fund's objective is to maximize long-term after-tax returns.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Capital Growth Fund invests primarily (at least 80% of its total assets) in common stocks of companies that have market capitalizations of at least $1.5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    above average growth in revenue and earnings.

*    strong competitive position.

*    strong management.

*    sound financial condition.

The advisor seeks to achieve high after-tax returns by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax) and to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the main strategies used in the tax-efficient management of the fund are the following:

* investing primarily in lower-yielding growth stocks to minimize taxable dividend income.

*    employing a long-term, low turnover approach to investing.

*    attempting to avoid net realized short-term gains.

* selling stocks trading below cost to realize losses (when appropriate) in order to offset realized capital gains that would otherwise have to be distributed to shareholders.

* selling the highest-cost shares when selling appreciated stocks, in order to minimize realized capital gains.

* selectively using tax-advantaged hedging techniques as an alternative to taxable sales (including derivative instruments such as purchased put options, equity collars, equity swaps, covered short sales, and stock index futures contracts).

As a result of its tax-efficient strategy, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and swaps if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S Shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class B shares, which are offered through another prospectus. The classes will have substantially similar returns, because they are invested in the same portfolio of securities, although its returns will vary to the extent that Class B shares have higher expenses.

On ________________, the fund changed its investment objective to manage the portfolio of securities on a tax efficient basis. Performance prior to this date does not reflect this management strategy.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class B)(1),(2)

1995     27.37%

1996     23.35%

1997     25.28%

1998     28.05%

1999     25.42%

2000     (12.15)%


Best Quarter:        Quarter ending     December 31, 1998      23.49%

Worst Quarter:       Quarter ending     December 31, 2000      (15.90)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                      Inception      One Year        Five Years     Since
12/31/00(2)                                             Date                                          Inception
Capital Growth Fund (Class B)(3)                        12/12/94       (12.15)%        16.88%         19.03%

Russell 1000 Growth Index(4)                                           (22.43)%        18.15%         21.13%

Standard & Poor's 500 Composite Stock Price Index(5)                   (9.10)%         18.33%         21.34%

Standard & Poor's/BARRA Growth Index(5)                                (22.08)%        19.18%         22.15%
---------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was              %.

(2)On 9/___/01, the Capital Growth Fund became the successor by merger to the Firstar Large Cap Growth Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Large Cap Growth Fund. The Firstar Large Cap Growth Fund was organized on 12/11/00 and, prior to that, was a separate series of Firstar Stellar Funds, Inc.

(3)Class B share returns do not reflect the contingent deferred sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Index and the Standard & Poor's/BARRA Growth Index as benchmarks. Going forward, the fund will use the Russell 1000 Growth Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the indices is calculated from 12/31/94.

(5)The Standard & Poor's 500 Index is an unmanaged index of large capitalization stocks. The Standard & Poor's/BARRA Growth Index is an unmanaged market capitalization weighted index comprised of the stocks in the Standard & Poor's 500 Index with the highest valuations and, in the adviser's view, the greatest growth opportunities. The since inception performance of the indices is calculated from 12/31/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.37%
                                                                       ---------

Total Gross Fees                                                         1.27%

Waiver of Fund Expenses(1)                                               (0.12)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.15%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $129

 3 years                                                                $403

 5 years                                                                $697

10 years                                                                $1,534

Equity Income FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its total assets) in equity securities of companies which the fund's investment advisor believes are characterized by:

*    the ability to pay above average dividends.

*    the ability to finance expected growth.

*    strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests up to 20% of its total assets in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest up to 20% of its total assets in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

--------------------------------------------------------------------------------
FUND PERFORMANCE (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1993     4.70%

1994     3.85%

1995     22.73%

1996     19.80%

1997     27.53%

1998     15.68%

1999     3.86%

2000     12.28%


Best Quarter:        Quarter ending     June 30, 1997          11.95%

Worst Quarter:       Quarter ending     September 30, 1999     (8.67)%

AVERAGE ANNUAL TOTAL RETURNS                             Inception      One Year   Five Years   Since
AS OF 12/31/00(2)                                        Date                                   Inception
Equity Income Fund (Class A)(3)                          12/18/92       12.28%     15.56%       13.46%

Standard & Poor's 500 Composite Stock Price Index(4)                    (9.11)%    18.33%       17.19%

Lehman Gov't/Credit Bond Index(5)                                       11.84%     6.23%        7.08%
---------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was             %.

(2)Prior to 3/25/94, Boulevard Bank was the investment advisor of Equity Income Fund.

(3)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 12/31/92.

(5)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 12/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                0.32%
                                                                       ---------

Total Gross Fees                                                         1.22%

Waiver of Fund Expenses                                                  (0.07)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.15%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $124

 3 years                                                                $387

 5 years                                                                $670

10 years                                                                $1,477

Growth & Income FUND

--------------------------------------------------------------------------------
OBJECTIVE

Growth & Income Fund's objective is long-term growth of capital and income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Growth & Income Fund invests primarily (at least 80% of its total assets) in equity securities of companies which the fund's investment advisor believes are characterized by:

*    the ability to grow dividends at an above average rate.

*    the ability to finance expected growth.

*    strong management.

The fund will not purchase a non-dividend paying security if immediately after giving effect to such purchase less than 80% of the total assets of the fund will be invested in dividend paying securities.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, dividend paying equity securities will generally represent the core holdings of the fund. However, the fund also may invest in non-dividend paying securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks.

The fund invests Up to 20% of its total assets in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest up to 20% of its total assets in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S Shares have not been offered prior to the date of this prospecuts, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns, because they are invested in the same portfolio of securities and have similar operating expenses.

--------------------------------------------------------------------------------
FUND PERFORMANCE (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1991     22.22%

1992     5.48%

1993     6.64%

1994     0.14%

1995     34.53%

1996     24.70%

1997     33.23%

1998     22.44%

1999     2.75%

2000     5.48%


Best Quarter:        Quarter ending     December 31, 1998      17.70%

Worst Quarter:       Quarter ending     September 30, 1999     (9.30)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                     Inception      One Year      Five Years     Ten Years
12/31/00(2)                                            Date
Growth & Income Fund (Class A)(3)                                      (5.48)%       17.13%         15.11%

Standard & Poor's 500 Composite Stock Price Index(4)                   (9.10)%       18.33%         17.46%

Custom Index(5)                                                        (1.51)%       17.57%         17.17%
------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was              %.

(2)On 9/___/01, the Growth & Income Fund became the successor by merger to the Firstar Growth & Income Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Growth & Income Fund. Prior to 1/10/95, the Firstar fund offered one class of shares to investors without a sales charge or a distribution or shareholder servicing fee. Performance presented prior to 1/10/95 does not reflect these fees.

(3)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)An unmanaged index of large capitalization stocks.

(5)An index comprised of 50% of returns of the Standard & Poor's 500 Index and 50% of returns of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.31%
                                                                       ---------

Total Gross Fees                                                         1.21%

Waiver of Fund Expenses(1)                                               (0.06)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.15%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $123

 3 years                                                                $384

 5 years                                                                $655

10 years                                                                $1,466

Large Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Core Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Core Fund invests primarily (at least 80% of its total assets) in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    strong competitive position.

*    strong management.

*    sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S Shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns, because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1993     9.88%

1994     (5.34)%

1995     29.72%

1996     17.85%

1997     22.63%

1998     30.16%

1999     14.03%

2000     (1.48)%


Best Quarter:        Quarter ending     December 31, 1998      23.97%

Worst Quarter:       Quarter ending     September 30, 1998     (11.18)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                     Inception      One Year        Five Years     Since
12/31/00(2)                                            Date                                          Inception
Large Cap Core Fund (Class A)(3)                       12/29/92       (1.48)%         16.14          14.05

Standard & Poor's 500 Composite Stock Price Index(4)                  (9.10)%         18.33%         17.20%
--------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was              %.

(2)On 9/___/01, the Large Cap Core Fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Large Cap Core Equity Fund. Prior to 1/10/95, the Firstar fund offered one class of shares to investors without a sales charge or a distribution or shareholder servicing fee. Performance presented prior to 1/10/95 does not reflect these fees.

(3)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 12/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.32%
                                                                       ---------

Total Gross Fees                                                         1.22%

Waiver Fund Expenses(1)                                                  (0.07)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.15%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $124

 3 years                                                                $387

 5 years                                                                $670

10 years                                                                $1,477

Large Cap Growth FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 80% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    above average growth in revenue and earnings.

*    strong competitive position.

*    strong management.

*    sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1993     (2.15)%

1994     (1.00)%

1995     32.43%

1996     22.93%

1997     21.42%

1998     23.56%

1999     37.76%

2000     (17.64)%


Best Quarter:        Quarter ending     December 31, 1999      22.65%

Worst Quarter:       Quarter ending     December 31, 2000      (19.70)%

AVERAGE ANNUAL TOTAL RETURNS                              Inception    One Year     Five Years   Since
AS OF 12/31/00                                            Date                                   Inception
Large Cap Growth Fund (Class A)(2)                        12/18/92     17.64%       15.91%       12.74%

Standard & Poor's 500 Composite Stock Price Index(3)                   (9.11)%      18.33%       17.19%
----------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 12/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.31%
                                                                       ---------

Total Gross Fees                                                         1.21%

Waiver of Fund Expenses(1)                                               (0.06)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.15%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $123

 3 years                                                                $384

 5 years                                                                $665

10 years                                                                $1,466

Large Cap Value FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:

* are undervalued relative to other securities in the same industry or market.

*    exhibit good or improving fundamentals.

* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares do not have a full calendar year of performance history, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

--------------------------------------------------------------------------------
FUND PERFORMANCE (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1991     21.46%

1992     7.98%

1993     15.10%

1994     4.12%

1995     31.94%

1996     29.10%

1997     22.41%

1998     9.71%

1999     7.91%

2000     0.17%


Best Quarter:        Quarter ending     December 31, 1998      16.55%

Worst Quarter:       Quarter ending     September 30, 1998     (13.91)%

AVERAGE ANNUAL TOTAL RETURNS                             Inception
AS OF 12/31/00                                           Date            One Year     Five Years     Ten Years
Large Cap Value Fund (Class A)(2)                        12/22/87        0.17%        13.39%         14.54%

Standard & Poor's 500 Composite Stock Price Index(3)                     (9.11)%      18.33%         17.45%
--------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index of large capitalization stocks.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.32%
                                                                       ---------

Total Gross Fees                                                         1.22%

Waiver of Fund Expenses(1)                                               (0.07)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.15%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $124

 3 years                                                                $387

 5 years                                                                $670

10 years                                                                $1,477

Relative Value FUND

--------------------------------------------------------------------------------
OBJECTIVE

Relative Value Fund's objective is to maximize after-tax total return from capital appreciation plus income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its total assets) in common stocks.

The advisor selects companies that it believes represent the best values within each industry sector as indicated by the following characteristics and which are undervalued relative to the stocks comprising the Russell 1000 Index.

*    price/earnings ratios.

*    book value.

*    assets to liabilities ratio.

The advisor selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative models, together with economic forecasts and assessments of the risk and volatility of the company's industry. The advisor assesses the earnings and dividend growth prospects of the various companies' stocks and then considers the risk and volatility of the companies' industries. The advisor also considers other factors such as product position or market share.

The advisor seeks to achieve high after-tax returns by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax) and a moderate amount of dividend income. Among the main strategies used in the tax-efficient management of the fund are the following:

*    employing a long-term, low turnover approach to investing.

* attempting to avoid net realized short-term gains (taxed as ordinary income).

*    selling stocks trading below cost to realize losses (when appropriate).

*    selecting tax-favored share lots when selling appreciated stocks.

* selectively using tax-advantaged hedging techniques as an alternative to taxable sales (including derivative instruments such as purchased put options, equity collars, equity swaps, covered short sales, and stock index futures contracts).

As a result of its tax-efficient strategy, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and swaps if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S Shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns, because they are invested in the same portfolio of securities and have similar operating expenses.

On _______________, the fund changed its investment objective to manage its portfolio of securities on a tax efficient basis. Performance prior to this date does not reflect this management strategy.

--------------------------------------------------------------------------------
FUND PERFORMANCE (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1992     11.19%

1993     13.73%

1994     (2.63)%

1995     35.69%

1996     26.45%

1997     32.20%

1998     18.25%

1999     6.96%

2000     (3.15)%


Best Quarter:        Quarter ending     December 31, 1998      21.33%

Worst Quarter:       Quarter ending     September 30, 1998     (12.29)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                       Inception      One Year        Five Years     Since
12/31/00(2)                                              Date                                          Inception
Relative Value Fund (Class A)(3)                         6/5/91         (3.15)%         15.41%         13.92%

Russell 1000 Value Index(4)                                             7.02%           16.91%         13.29%

Standard & Poor's 500 Composite Stock Price Index(5)                    (9.10)%         18.33%         17.46%

Standard & Poor's/BARRA 500 Value Index(5)                              6.08%           16.81%         15.56%
----------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was              %.

(2)On 9/___/01, the Relative Value Fund became the successor by merger to the Firstar Relative Value Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Relative Value Fund. The Firstar Relative Value Fund was organized on 12/11/00. Prior to 12/11/00, the fund was a separate series of Firstar Stellar Funds, Inc.

(3)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard and Poor's 500 Index and the Standard & Poor's/BARRA 500 Value Index as benchmarks. Going forward, the fund will use the Russell 1000 Value Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 6/30/91.

(5)The Standard & Poor's 500 Index is an unmanaged index of large capitalization stocks. The Standard & Poor's/BARRA 500 Value Index is an unmanaged capitalization weighted index consisting of approximately 50% of the market capitalization of the Standard & Poor's 500 Index with low price-to-book ratios. The since inception performance of the indices is calculated from 6/30/91.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.32%
                                                                       ---------

Total Gross Fees                                                         1.22%

Waiver of Fund Expenses(1)                                               (0.07)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.15%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.15%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $124

 3 years                                                                $387

 5 years                                                                $670

10 years                                                                $1,477

POLICIES & SERVICES
Buying and Selling Shares

Class S shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor. Class S shares are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts. Class S shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class S shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class S shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

--------------------------------------------------------------------------------
COMPENSATION PAID TO FINANCIAL INSTITUTIONS

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your financial institution for providing ongoing services to your account. The advisor, the administrator or the distributor may pay additional fees to financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the financial institution's customers.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Capital Growth Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Cap Value Fund and Relative Value Fund are expected to consist primarily of capital gains.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

TAX MANAGED STRATEGY. As a result of their tax-efficient strategies, Capital Growth Fund and Relative Value Fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 2000, after taking into account any fee waivers, the funds paid the following investment advisory fees to U.S. Bancorp Piper Jaffray Asset Management:


                                 Advisory fee as a % of average daily net assets

Balanced Fund                    0.58%

Capital Growth Fund(1)           0.65%

Equity Income Fund               0.56%

Growth & Income Fund(1)          0.65%

Large Cap Core Fund(1)           0.65%

Large Cap Growth Fund            0.61%

Large Cap Value Fund             0.59%

Relative Value Fund(1)           0.65%

(1)Contractual advisory fee for the current fiscal year.

Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

ADDITIONAL INFORMATION
More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

EFFECTIVE DURATION. Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.

EFFECTIVE MATURITY. Balanced Fund normally attempts to maintain a weighted average effective maturity for the debt securities in its portfolio of 15 years or less. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

PORTFOLIO TURNOVER. Portfolio managers for the funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for Equity Index Fund is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

FOREIGN SECURITY RISK. Each fund may invest up to 25% of its total assets (25% of the equity portion of its portfolio for Balanced Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF BALANCED FUND, EQUITY INCOME FUND AND GROWTH & INCOME FUND

INTEREST RATE RISK. Debt securities in Balanced Fund, Equity Income Fund and Growth & Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

CREDIT RISK. Balanced Fund, Equity Income Fund and Growth & Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

As discussed in the "Fund Summaries" section, Equity Income Fund and Growth & Income Fund invest in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF BALANCED FUND

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

EXTENSION RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

PREPAYMENT RISK. Mortgage- and asset-backed securities also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF CAPITAL GROWTH FUND AND RELATIVE VALUE FUND

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class S shares of Balanced Fund, Capital Growth Fund, Growth & Income Fund, Large Cap Core Fund and Relative Value Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by ________________________, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

No information is presented for Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund as Class S shares of those funds were not offered prior to the date of this prospectus.

BALANCED FUND

                                                                            Fiscal year ended October 31,

                                                           2000           1999           1998          1997         1996
Per Share Data

Net Asset Value, Beginning of Period                       $30.06         $29.82         $30.48        $27.98       $25.89

Investment Operations:

Net Investment Income                                      0.55           0.49           0.56          0.58         0.47(1)

Net Gains (Losses) on Investments (both realized and       5.15           1.19           1.86          4.19         2.64
unrealized)

Total From Investment Operations                           5.70           1.68           2.42          4.77         3.11

Less Distributions:

Dividends (from net investment income)                     (0.54)         (0.49)         (0.58)        (0.59)       (0.47)

Distributions (from capital gains)                         (1.67)         (0.95)         (2.50)        (1.68)       (0.55)

Total Distributions                                        (2.21)         (1.44)         (3.08)        (2.27)       (1.02)

Net Asset Value, End of Period                             $33.55         $30.06         $29.82        $30.48       $27.98

Total Return(2)                                            19.46%         5.56%          8.60%         18.07%       12.30%

Ratios/Supplemental Data

Net Assets, End of Period (000)                            $54,380        $53,807        $59,657       $44,026      $29,034

Ratio of Expenses to Average Net Assets                    1.22%          1.18%          1.00%         1.00%        1.00%

Ratio of Net Income to Average Net Assets                  1.66%          1.59%          1.91%         2.06%        1.80%

Ratio of Expenses to Average Net Assets (excluding         1.28%          1.25%          1.24%         1.25%        1.28%
waivers)

Ratio of Net Income to Average Net Assets (excluding       %              %              %             %            %
waivers)

Portfolio Turnover Rate(3)                                 78.63%         69.42%         56.44%        69.90%       63.91%
-----------------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(2)The total return calculation does not reflect the maximum sales charge of 5.50%.

(3)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Capital Growth FUND

                                                                               Fiscal year ended November 30,

                                                Fiscal Period      1999            1998           1997            1996
                                                Ended October
                                                31, 2000(1)
Per Share Data

Net Asset Value, Beginning of Period            $23.89             $19.52          $17.17         $15.17          $12.70

Investment Operations:

Net Investment Income (Loss)                    (0.10)             (0.04)          0.02           0.19            0.17

Net Gains (Losses) on Investments (both         2.13               4.88            3.32           2.97            3.12
realized and unrealized)

Total From Investment Operations                2.03               4.84            3.34           3.16            3.29

Less Distributions:

Dividends (from net investment income)          ---                (0.02)          (0.03)         (0.14)          (0.16)

Distributions (from capital gains)              ---                (0.45)          (0.96)         (1.02)          (0.66)

Total Distributions                             ---                (0.47)          (0.99)         (1.16)          (0.82)

Net Asset Value, End of Period                  $25.92             $23.89          $19.52         $17.17          $15.17

Total Return(2)                                 8.50%(3)           25.26%          20.76%         22.65%          27.34%

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $101,689           $90,468         $66,478        $45,025         $85,311

Ratio of Expenses to Average Net Assets         1.38%(4)           1.36%           1.34%          1.09%           1.19%

Ratio of Net Income to Average Net Assets       (0.40)%(4)         (0.08)%         0.12%          0.86%           1.31%

Ratio of Expenses to Average Net Assets         1.48%              1.52%           1.54%          1.29%           1.39%
(excluding waivers)

Ratio of Net Income to Average Net Assets       %                  %               %              %               %
(excluding waivers)

Portfolio Turnover Rate(5)                      34.63%(3)          28.00%          48.00%         60.00%          96.00%
----------------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)The total return calculation does not reflect the maximum sales charge of 5.50%.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

GROWTH & INCOME Fund

                                                                   Fiscal year ended October 31,

                                                2000           1999           1998            1997           1996
Per Share Data

Net Asset Value, Beginning of Period            $46.06         $44.41         $39.24          $33.07         $27.62

Investment Operations:

Net Investment Income                           0.14(1)        0.29           0.36            0.37           0.42(2)

Net Gains (Losses) on Investments (both         5.21           4.92           6.55            8.92           6.61
realized and unrealized)

Total From Investment Operations                5.35           5.21           6.91            9.29           7.03

Less Distributions:

Dividends (from net investment income)          (0.11)         (0.35)         (0.35)          (0.39)         (0.39)

Distributions (from capital gains)              (3.90)         (3.21)         (1.39)          (2.73)         (1.19)

Total Distributions                             (4.01)         (3.56)         (1.74)          (3.12)         (1.58)

Net Asset Value, End of Period                  $47.40         $46.06         $44.41          $39.24         $33.07

Total Return(3)                                 12.54%         11.78%         18.08%          30.47%         26.62%

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $183,049       $194,089       $190,331        $128,070       $71,310

Ratio of Expenses to Average Net Assets         1.19%          1.17%          1.12%           1.12%          1.15%

Ratio of Net Income to Average Net Assets       0.31%          0.74%          0.86%           1.09%          1.42%

Ratio of Expenses to Average Net Assets         1.20%          1.18%          1.19%           1.19%          1.23%
(excluding waivers)

Ratio of Net Income to Average Net Assets       %              %              %               %              %
(excluding waivers)

Portfolio Turnover Rate(4)                      89.36%         62.20%         48.56%          31.36%         51.37%
---------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3)The total return calculation does not reflect the maximum sales charge of 5.50%.

(4)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

LARGE CAP CORE Fund

                                                                   Fiscal year ended October 31,

                                                2000           1999           1998            1997           1996
Per Share Data

Net Asset Value, Beginning of Period            $37.96         $35.72         $35.27          $30.32         $25.58

Investment Operations:

Net Investment Income                           (0.15)(1)      (0.12)(1)      (0.02)(1)       (0.05)(2)      (0.07)(2)

Net Gains (Losses) on Investments (both         7.55           6.42           5.66            6.30           4.81
realized and unrealized)

Total From Investment Operations                7.40           6.30           5.64            6.25           4.74

Less Distributions:

Dividends (from net investment income)          ---            (0.02)         (0.02)          ---            ---

Distributions (from capital gains)              (2.03)         (4.04)         (5.17)          (1.30)         ---

Total Distributions                             (2.03)         (4.06)         (5.19)          (1.30)         ---

Net Asset Value, End of Period                  $43.33         $37.96         $35.72          $35.27         $30.32

Total Return(3)                                 19.92%         17.92%         18.58%          21.30%         18.53%

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $51,232        $47,238        $38,213         $25,043        $16,636

Ratio of Expenses to Average Net Assets         1.20%          1.19%          1.14%           1.14%          1.15%

Ratio of Net Income to Average Net Assets       (0.35)%        (0.31)%        (0.05)%         (0.16)%        (0.29)%

Ratio of Expenses to Average Net Assets         1.21%          1.20%          1.21%           1.21%          1.23%
(excluding waivers)

Ratio of Net Income to Average Net Assets       %              %              %               %              %
(excluding waivers)

Portfolio Turnover Rate(4)                      56.75%         62.09%         51.82%          59.35%         60.18%
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share represents net investment income
(loss) divided by the average shares outstanding throughout the period.

(2)Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3)The total return calculation does not reflect the maximum sales charge of 5.50%.

(4)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RELATIVE VALUE Fund

                                                                         Fiscal year ended November 30,

                                                Fiscal         1999           1998            1997           1996
                                                Period Ended
                                                October 31,
                                                2000(1)
Per Share Data

Net Asset Value, Beginning of Period            $29.10         $26.26         $23.48          $19.03         $15.02

Investment Operations:

Net Investment Income                           0.20           0.10           0.11            0.67           0.27

Net Gains (Losses) on Investments (both         (0.22)         3.01           3.66            4.45           4.01
realized and unrealized)

Total From Investment Operations                (0.02)         3.11           3.77            5.12           4.28

Less Distributions:

Dividends (from net investment income)          (0.21)         (0.16)         (0.17)          (0.28)         (0.26)

Distributions (from capital gains)              ---            (0.11)         (0.82)          (0.39)         (0.01)

Total Distributions                             (0.21)         (0.27)         (0.99)          (0.67)         (0.27)

Net Asset Value, End of Period                  $28.87         $29.10         $26.26          $23.48         $19.03

Total Return(2)                                 (0.07)%(3)     11.89%         16.67%          27.69%         28.86%

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $42,853        $54,825        $50,925         $37,748        $215,846

Ratio of Expenses to Average Net Assets         1.36%(4)       1.30%          1.29%           1.01%          1.04%

Ratio of Net Income to Average Net Assets       0.75%(4)       0.52%          0.70%           1.40%          1.71%

Ratio of Expenses to Average Net Assets         1.46%          1.46%          1.49%           1.21%          1.24%
(excluding waivers)

Ratio of Net Income to Average Net Assets       %              %              %               %              %
(excluding waivers)

Portfolio Turnover Rate(5)                      7.10%          11.00%         26.00%          18.00%         16.00%
----------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)The total return calculation does not reflect the maximum sales charge of 5.50%.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

LARGE CAP FUNDS - CLASS Y SHARES


              , 2001

ASSET CLASSES
(*)  EQUITY FUNDS
 *   INDEX FUNDS
 *   FUNDS OF FUNDS
 *   BOND FUNDS
 *   TAX FREE FUNDS
 *   MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
Large Cap
         FUNDS

CLASS Y SHARES

CAPITAL GROWTH FUND
GROWTH & INCOME FUND
LARGE CAP CORE FUND
RELATIVE VALUE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Capital Growth Fund

Growth & Income Fund

Large Cap Core Fund

Relative Value Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                      Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of certain First American Large Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Capital Growth FUND

--------------------------------------------------------------------------------
OBJECTIVE

Capital Growth Fund's objective is to maximize long-term after-tax returns.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Capital Growth Fund invests primarily (at least 80% of its total assets) in common stocks of companies that have market capitalizations of at least $1.5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    above average growth in revenue and earnings.

*    strong competitive position.

*    strong management.

*    sound financial condition.

The advisor seeks to achieve high after-tax returns by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax) and to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the main strategies used in the tax-efficient management of the fund are the following:

* investing primarily in lower-yielding growth stocks to minimize taxable dividend income.

*    employing a long-term, low turnover approach to investing.

*    attempting to avoid net realized short-term gains.

* selling stocks trading below cost to realize losses (when appropriate) in order to offset realized capital gains that would otherwise have to be distributed to shareholders.

* selling the highest-cost shares when selling appreciated stocks, in order to minimize realized capital gains.

* selectively using tax-advantaged hedging techniques as an alternative to taxable sales (including derivative instruments such as purchased put options, equity collars, equity swaps, covered short sales, and stock index futures contracts).

As a result of its tax-efficient strategy, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and swaps if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

On _________________, the fund changed its investment objective to manage its portfolio of securities on a tax efficient basis. Performance prior to this date does not reflect this management strategy.

--------------------------------------------------------------------------------
FUND PERFORMANCE (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1998     28.22%

1999     25.84%

2000     (11.86)%


Best Quarter:        Quarter ending     December 31, 1998      29.76%

Worst Quarter:       Quarter ending     December 31, 2000      (15.81)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                     Inception      One Year        Since
12/31/00(2)                                            Date                           Inception
Capital Growth Fund                                    8/18/97        (11.86)%        12.75%

Russell 1000 Growth Index(3)                                          (22.43)%        13.52%

Standard & Poor's 500 Composite Stock Price Index(4)                  (22.08)%        13.95%

Standard & Poor's/BARRA Growth Index(4)                               (9.10)%         13.71%
------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was              %.

(2)On 9/___/01, the Capital Growth Fund became the successor by merger to the Firstar Large Cap Growth Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Large Cap Growth Fund. The Firstar Large Cap Growth Fund was organized on 12/11/00 and, prior to that, was a separate series of Firstar Stellar Funds, Inc.

(3)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Index and the Standard & Poor's/BARRA Growth Index as benchmarks. Going forward, the fund will use the Russell 1000 Growth Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 8/31/97.

(4)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of large capitalization stocks. The Standard & Poor's/BARRA Growth Index is an unmanaged market capitalization weighted index comprised of the stocks in the Standard & Poor's 500 Index with the highest valuations and, in the adviser's view, the greatest growth opportunities. The since inception performance of the indices is calculated from 8/31/97.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.37%
                                                                       ---------

Total Gross Fees                                                         1.02%

Waiver of Fund Expenses(2)                                               (0.12)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.90%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.90%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $104

 3 years                                                                $325

 5 years                                                                $563

10 years                                                                $1,248

Growth & Income FUND

--------------------------------------------------------------------------------
OBJECTIVE

Growth & Income Fund's objective is long-term growth of capital and income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Growth & Income Fund invests primarily (at least 80% of its total assets) in equity securities of companies which the fund's investment advisor believes are characterized by:

*    the ability to grow dividends at an above average rate.

*    the ability to finance expected growth.

*    strong management.

The fund will not purchase a non-dividend paying security if immediately after giving effect to such purchase less than 80% of the total assets of the fund will be invested in dividend paying securities.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, dividend paying equity securities will generally represent the core holdings of the fund. However, the fund also may invest in non-dividend paying securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks.

The fund invests Up to 20% of its total assets in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest up to 20% of its total assets in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

--------------------------------------------------------------------------------
FUND PERFORMANCE (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1991     22.22%

1992     5.48%

1993     6.64%

1994     0.14%

1995     34.83%

1996     25.03%

1997     33.54%

1998     22.77%

1999     3.01%

2000     5.73%


Best Quarter:        Quarter ending     December 31, 1998      17.77%

Worst Quarter:       Quarter ending     September 30, 1999     (9.72)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                     Inception      One Year      Five Years     Ten Years
12/31/00(2)                                            Date
Growth & Income Fund                                                  5.73%         17.40%         15.26%

Standard & Poor's 500 Composite Stock Price Index(3)                  (9.10)%       18.33%         17.46%

Custom Index(4)                                                       (1.51)%       17.57%         17.17%
-------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)On 9/___/01, the Growth & Income Fund became the successor by merger to the Firstar Growth & Income Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Growth & Income Fund. Institutional (Class Y) shares were not offered until 1/10/95. Performance prior to that date is that of the original class of shares offered by the Firstar fund, which did not have a sales charge or a distribution or shareholder servicing fee.

(3)An unmanaged index of large capitalization stocks.

(4)An index comprised of 50% of returns of the Standard & Poor's 500 Index and 50% of returns of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.31%
                                                                       ---------

Total Gross Fees                                                         0.96%

Waiver of Fund Expenses(2)                                               (0.06)%

TOTAL ANNUAL AVERAGE OPERATING EXPENSES                                  0.90%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.90%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $98

 3 years                                                                $306

 5 years                                                                $531

10 years                                                                $1,178

Large Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Core Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Core Fund invests primarily (at least 80% of its total assets) in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    strong competitive position.

*    strong management.

*    sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

--------------------------------------------------------------------------------
FUND PERFORMANCE (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1993     9.98%

1994     (5.34)%

1995     30.03%

1996     18.15%

1997     22.91%

1998     30.46%

1999     14.29%

2000     (1.22)%


Best Quarter:        Quarter ending     December 31, 1998      24.04%

Worst Quarter:       Quarter ending     September 30, 1998     (11.12)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                     Inception      One Year        Five Years     Since
12/31/00(2)                                            Date                                          Inception
Large Cap Core Fund                                    12/29/92       (1.22)%         16.41%         14.27%

Standard & Poor's 500 Composite Stock Price Index(3)                  (9.10)%         18.33%         17.20%
----------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)On 9/___/01, the Large Cap Core Fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Large Cap Core Equity Fund. Institutional (Class Y) shares were not offered until 1/10/95. Performance prior to that date is that of the original class of shares offered by the Firstar fund, which did not have a sales charge or a distribution or shareholder servicing fee.

(3)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 12/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.32%
                                                                       ---------

Total Gross Fees                                                         0.97%

Waiver of Fund Expenses(2)                                               (0.07)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.90%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.90%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $99

 3 years                                                                $309

 5 years                                                                $536

10 years                                                                $1,190

Relative Value FUND

--------------------------------------------------------------------------------
OBJECTIVE

Relative Value Fund's objective is to maximize after-tax total return from capital appreciation plus income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its total assets) in common stocks.

The advisor selects companies that it believes represent the best values within each industry sector as indicated by the following characteristics and which are undervalued relative to the stocks comprising the Russell 1000 Index.

*    price/earnings ratios.

*    book value.

*    assets to liabilities ratio.

The advisor selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative models, together with economic forecasts and assessments of the risk and volatility of the company's industry. The advisor assesses the earnings and dividend growth prospects of the various companies' stocks and then considers the risk and volatility of the companies' industries. The advisor also considers other factors such as product position or market share.

The advisor seeks to achieve high after-tax returns by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax) and a moderate amount of dividend income. Among the main strategies used in the tax-efficient management of the fund are the following:

*    employing a long-term, low turnover approach to investing.

* attempting to avoid net realized short-term gains (taxed as ordinary income).

*    selling stocks trading below cost to realize losses (when appropriate).

*    selecting tax-favored share lots when selling appreciated stocks.

* selectively using tax-advantaged hedging techniques as an alternative to taxable sales (including derivative instruments such as purchased put options, equity collars, equity swaps, covered short sales, and stock index futures contracts).

As a result of its tax-efficient strategy, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and swaps if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

On _____________, the fund changed its investment objective to manage its portfolio of securities on a tax efficient basis. Performance prior to this date does not reflect this management strategy.

--------------------------------------------------------------------------------
FUND PERFORMANCE (continued)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1998     18.50%

1999     7.42%

2000     (2.89)%


Best Quarter:        Quarter ending     December 31, 1998      21.37%

Worst Quarter:       Quarter ending     September 30, 1998     (12.22)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                       Inception      One Year        Since
12/31/00(2)                                              Date                           Inception
Relative Value Fund                                      8/18/97        (2.89)%         8.64%

Russell 1000 Value Index(3)                                             7.02%           12.28%

Standard & Poor's 500 Composite Stock Price Index(4)                    (9.10)%         13.71%

Standard & Poor's/BARRA 500 Value Index(4)                              6.08%           12.56%
-------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)On 9/___/01, the Relative Value Fund became the successor by merger to the Firstar Relative Value Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Relative Value Fund. The Firstar Relative Value Fund was organized on 12/11/00 and, prior to that was a separate series of Firstar Stellar Funds, Inc.

(3)The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Index and the Standard & Poor's/BARRA 500 Value Index as benchmarks. Going forward, the fund will use the Russell 1000 Value Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 8/31/97.

(4)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of large capitalization stocks. The Standard & Poor's/BARRA 500 Value Index is an unmanaged capitalization weighted index consisting of approximately 50% of the market capitalization of the Standard & Poor's 500 Index with low price-to-book ratios. The since inception performance of the indices is calculated from 8/31/97.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.65%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.32%
                                                                       ---------

Total Gross Fees                                                         0.97%

Waiver of Fund Expenses(2)                                               (0.07)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.90%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.90%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $99

 3 years                                                                $309

 5 years                                                                $536

10 years                                                                $1,190

POLICIES & SERVICES
Buying and Selling Shares

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the fund's distributor. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. Class Y shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class Y shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Capital Growth Fund, Large Cap Core Fund and Relative Value Fund are expected to consist primarily of capital gains.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

TAX MANAGED STRATEGY. As a result of their tax-efficient strategies, Capital Growth Fund and Relative Value Fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services:


                                 Advisory fee as a % of average daily net assets

Capital Growth Fund(1)           0.65%

Growth & Income Fund(1)          0.65%

Large Cap Core Fund(1)           0.65%

Relative Value Fund(1)           0.65%

(1)Contractual advisory fee for the current fiscal year.

Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the

Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

ADDITIONAL INFORMATION
More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Portfolio managers for the funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

FOREIGN SECURITY RISK. Each fund may invest up to 25% of its total in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF GROWTH & INCOME FUND

INTEREST RATE RISK. Debt securities in Growth & Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

CREDIT RISK. Growth & Income Fund is subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

As discussed in the "Fund Summaries" section, Growth & Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF CAPITAL GROWTH FUND AND RELATIVE VALUE FUND

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of Capital Growth Fund, Growth & Income Fund, Large Cap Core Fund and Relative Value Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by _________________________, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


CAPITAL GROWTH FUND

                                                                   Fiscal year Ended November 30,

                                                Fiscal Period    1999           1998            Fiscal Period
                                                Ended October                                   August 18, 1997(2)
                                                31, 2000(1)                                     through November
                                                                                                30, 1997
Per Share Data

Net Asset Value, Beginning of Period            $23.90           $19.51         $17.18          $16.46

Investment Operations:

Net Investment Income                           (0.03)           0.07           0.06            0.03

Net Gains (Losses) on Investments (both         2.14             4.83           3.30            0.73
realized and unrealized)

Total From Investment Operations                2.11             4.90           3.36            0.76

Less Distributions:

Dividends (from net investment income)          ---              (0.06)(3)      (0.07)          (0.04)

Distributions (from capital gains)              ---              (0.45)         (0.96)          ---

Total Distributions                             ---              (0.51)         (1.03)          (0.04)

Net Asset Value, End of Period                  $26.01           $23.90         $19.51          $17.18

Total Return                                    8.83%(4)         25.61%         20.91%          4.59%(4)

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $239,576         $186,177       $121,475        $109,087

Ratio of Expenses to Average Net Assets         1.13%(5)         1.11%          1.09%           1.06%(5)

Ratio of Net Income to Average Net Assets       (0.15)%(5)       0.17%          0.37%           0.68%(5)

Ratio of Expenses to Average Net Assets         1.23%            1.27%          1.29%           1.26%
(excluding waivers)

Ratio of Net Income to Average Net Assets       %                %              %               %
(excluding waivers)

Portfolio Turnover Rate                          34.63%(4)       28.00%         48.00%          60.00%(4)
-----------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Commencement of operations.

(3)Includes distribution in excess of net investment income of $0.01 per share.

(4)Not annualized.

(5)Annualized.

GROWTH & INCOME FUND

                                                                       Fiscal year Ended October 31,

                                                        2000          1999         1998         1997         1996
Per Share Data

Net Asset Value, Beginning of Period                    $46.12        $44.46       $39.28       $33.08       $27.63

Investment Operations:

Net Investment Income                                   0.26(1)       0.41         0.47         0.46         0.50(2)

Net Gains (Losses) on Investments (both realized and    5.21          4.92         6.55         8.94         6.61
unrealized)

Total From Investment Operations                        5.47          5.33         7.02         9.40         7.11

Less Distributions:

Dividends (from net investment income)                  (0.22)        (0.46)       (0.45)       (0.47)       (0.47)

Distributions (from capital gains)                      (3.90)        (3.21)       (1.39)       (2.73)       (1.19)

Total Distributions                                     (4.12)        (3.67)       (1.84)       (3.20)       (1.66)

Net Asset Value, End of Period                          $47.47        $46.12       $44.46       $39.28       $33.08

Total Return                                            12.83%        12.04%       18.35%       30.83%       26.90%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $524,828      $531,257     $474,603     $366,020     $226,888

Ratio of Expenses to Average Net Assets                 0.94%         0.92%        0.87%        0.87%        0.90%

Ratio of Net Income to Average Net Assets               0.56%         0.99%        1.11%        1.34%        1.67%

Ratio of Expenses to Average Net Assets (excluding      0.95%         0.93%        0.94%        0.94%        0.98%
waivers)

Ratio of Net Income to Average Net Assets (excluding    %             %            %            %            %
waivers)

Portfolio Turnover Rate(3)                              89.36%        62.20%       48.56%       31.36%       51.37%
----------------------------------------------------------------------------------------------------------------------

(1)Net investment income (loss) per share represents net investment income
(loss) divided by the average shares outstanding throughout the period.

(2)Net investment (loss) per share is calculated using ending balances prior to consideration for permanent book and tax differences.

(3)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

LARGE CAP CORE FUND

                                                                        Fiscal year Ended October 31,

                                                        2000          1999         1998         1997         1996
Per Share Data

Net Asset Value, Beginning of Period                    $38.42        $36.05       $35.48       $30.43       $25.61

Investment Operations:

Net Investment Income                                   (0.04)(1)     (0.02)(1)    0.07(1)      0.04(2)      (0.01)(2)

Net Gains (Losses) on Investments (both realized and    7.65          6.47         5.70         6.31         4.83
unrealized)

Total From Investment Operations                        7.61          6.45         5.77         6.35         4.82

Less Distributions:

Dividends (from net investment income)                  ---           (0.04)       (0.03)       ---          ---

Distributions (from capital gains)                      (2.03)        (4.04)       (5.17)       (1.30)       ---

Total Distributions                                     (2.03)        (4.08)       (5.20)       (1.30)       ---

Net Asset Value, End of Period                          $44.00        $38.42       $36.05       $35.48       $30.43

Total Return                                            20.24%        18.18%       18.89%       21.56%       18.82%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $339,166      $306,832     $197,798     $181,650     $155,293

Ratio of Expenses to Average Net Assets                 0.95%         0.94%        0.89%        0.89%        0.90%

Ratio of Net Income to Average Net Assets               (0.10)%       (0.06)%      0.20%        0.09%        (0.04)%

Ratio of Expenses to Average Net Assets (excluding      0.96%         0.95%        0.96%        0.96%        0.98%
waivers)

Ratio of Net Income to Average Net Assets (excluding    %             %            %            %            %
waivers)

Portfolio Turnover Rate(3)                              60.18%        59.35%       51.82%       62.09%       56.75%
----------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RELATIVE VALUE FUND

                                                                        Fiscal year Ended
                                                                           November 30,

                                                        Fiscal Period   1999         1998         August 18,
                                                        Ended October                             1997(2) through
                                                        31, 2000(1)                               November 30,
                                                                                                  1997
Per Share Data

Net Asset Value, Beginning of Period                    $29.12          $26.27       $23.49       $22.67

Investment Operations:

Net Investment Income                                   0.26            0.23         0.18         0.08

Net Gains (Losses) on Investments (both realized and    (0.19)          2.96         3.65         0.81
unrealized)

Total From Investment Operations                        0.07            3.19         3.83         0.89

Less Distributions:

Dividends (from net investment income)                  (0.28)          (0.23)       (0.23)       (0.07)

Distributions (from capital gains)                      ---             (0.11)       (0.82)       ---

Total Distributions                                     (0.28)          (0.34)       (1.05)       (0.07)

Net Asset Value, End of Period                          $28.91          $29.12       $26.27       $23.49

Total Return                                            (0.25)%(3)      12.20%       16.95%       3.93%(3)

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $467,711        $466,203     $386,405     $312,056

Ratio of Expenses to Average Net Assets                 1.11%(4)        1.05%        1.04%        1.00%(4)

Ratio of Net Income to Average Net Assets               1.00%(4)        0.77%        0.95%        1.35%(4)

Ratio of Expenses to Average Net Assets (excluding      1.21%           1.21%        1.24%        1.20%
waivers)

Ratio of Net Income to Average Net Assets (excluding    %               %            %            %
waivers)

Portfolio Turnover Rate(5)                              7.10%(3)        11.00%       26.00%       18.00%(3)
-------------------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

MID & SMALL CAP FUNDS - CLASS ABC SHARES


              , 2001

ASSET CLASSES
(*)   EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN
Mid Cap and
      Small Cap
         FUNDS

CLASS A, CLASS B, AND CLASS C SHARES

MICRO CAP FUND
MID CAP CORE FUND
SMALL CAP CORE FUND




AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Micro Cap Fund

Mid Cap Core Fund

Small Cap Core Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                     Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of certain First American Mid Cap and Small Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Micro Cap FUND

[Micro Cap Fund is currently closed to new investors. However, the fund may open to new investors in the future at the discretion of the advisor based on various factors, including assets under management and current investment opportunities. Please see "Policies & Services - Buying and Selling Shares" for additional information.]

--------------------------------------------------------------------------------
OBJECTIVE

Micro Cap Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Micro Cap Fund invests primarily (at least 80% of total assets) in common stocks of "micro-capitalization companies" (companies with market capitalizations at the time of purchase of below $500 million).

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    strong competitive position.

*    strong management.

*    sound financial condition.

The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund's total assets at the time of any short sale.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF MICRO-CAP STOCKS. Stocks of micro-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future. Mirco-cap stocks tend to be traded only in the over-the-counter market, and therefore buyers and sellers of these stocks sometimes are difficult to find.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISK OF SELLING SECURITIES SHORT. If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund "closes out" the short position (by acquiring the security in the open market). The fund's risk of loss also increases if the fund is not able to "close out" the short position at any particular time or at an acceptable price.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares overt different time periods to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class C shares, because those shares have not been offered prior to the date of this prospectus. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2),(3)

1996     56.80%

1997     13.63%

1998     (2.73)%

1999     136.23%

2000     11.29%


Best Quarter:        Quarter ending     December 31, 1999      70.70%

Worst Quarter:       Quarter ending     September 30, 1998     (30.87)%

AVERAGE ANNUAL TOTAL RETURNS             Inception    One Year     Five          Since          Since
AS OF 12/31/00(2),(3)                    Date                      Years         Inception      Inception
                                                                                 (Class A)      (Class B)
Micro Cap Fund (Class A)                 8/1/95       5.45%        33.98%        35.33%         NA

Micro Cap Fund (Class B)                 3/1/99       6.78%        NA            NA             72.70%

Russell 2000 Growth Index(4)                          -22.43%      7.14%         7.39%          8.87%

Russell 2000 Index(4)                                 3.02%        10.31%        10.44%         13.53%
---------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was            %.

(2)Micro Cap Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(3)On 9/___/01, the Micro Cap Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar MicroCap Fund.

(4)An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Russell 2000 Index as a benchmark. Going forward, the fund will use the Russell 2000 Growth Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the indices is calculated from 8/31/95 and 2/28/99, respectively, for Class A and Class B shares.

--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES                                                   Class A             Class B           Class C
Maximum Sales Charge (Load) as a % of offering price               5.50%(1)            0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original
purchase price or redemption proceeds, whichever is less           0.00%(2)            5.00%             1.00%

Annual Maintenance Fee(3)                                           $25                 $25               $25
only charged to accounts with balances below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                    1.50%               1.50%             1.50%

Distribution and Service (12b-1) Fees                              0.25%               1.00%             1.00%

Other Expenses(4)                                                  0.32%               0.32%             0.32%
                                                                 -----------------------------------------------

Total Gross Fees                                                   2.07%               2.82%             2.82%

Waiver of Fund Expenses(5)                                        (0.14)%             (0.14)%           (0.14)%

TOTAL ANNUAL FUND OPERATING EXPENSES                               1.93%               2.68%             2.68%
----------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares-- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.93%, 2.68% and 2.68%, respectively, for Class A, Class B and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

               Class A          Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                                redemption at end    redemption at end     redemption at end     no redemption at
                                of each period       of each period        of each period        end of each period
 1 year        $724             $785                 $285                  $482                  $382

 3 years       $1,140           $1,274               $874                  $965                  $965

 5 years       $1,580           $1,689               $1,489                $1,574                $1,574

10 years       $2,799           $2,981               $2,981                $3,216                $3,216

Mid Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Core Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Core Fund invests primarily (at least 80% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's MidCap 400 Index (S&P 400 Index). This index measures the performance of 400 selected common stocks measuring the performance of the middle capitalization segment of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $88 million to $8.7 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    strong competitive position.

*    strong management.

*    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class C shares, because those shares have not been offered prior to the date of this prospectus. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1991     57.96%

1992     7.22%

1993     8.02%

1994     (2.01)%

1995     29.63%

1996     18.60%

1997     17.13%

1998     4.64%

1999     2.28%

2000     25.30%


Best Quarter:        Quarter ending     December 31, 1999      24.17%

Worst Quarter:       Quarter ending     September 30, 1998     (19.68)%

AVERAGE ANNUAL TOTAL RETURNS                 Inception    One Year     Five          Ten Years      Since
AS OF 12/31/00(2)                            Date                      Years         (Class A)      Inception
                                                                                                    (Class B)
Mid Cap Core Fund (Class A)                               18.72%       12.03%        15.16%         NA

Mid Cap Core Fund (Class B)                  3/1/99       20.35%       NA            NA             20.12%

Standard & Poor's MidCap 400 Index(3)                     17.51%       20.41%        19.86%         23.78%
-------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was             %.

(2)On 9/___/01, the Mid Cap Core Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar MidCap Core Equity Fund. Prior to 1/10/95, the Firstar fund offered one class of shares to investors without a sales charge or a distribution or shareholder servicing fee. Performance presented prior to 1/10/95 does not reflect these fees.

(3)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index for Class B shares is calculated from 2/28/99.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES                                                   Class A             Class B           Class C
Maximum Sales Charge (Load) as a % of offering price               5.50%(1)            0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original            0.00%(2)            5.00%             1.00%
purchaseprice or redemption proceeds, whichever is less

Annual Maintenance Fee(3)                                          $25                 $25               $25
only charged to accounts with balances below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                    0.70%               0.70%             0.70%

Distribution and Service (12b-1) Fees                              0.25%               1.00%             1.00%

Other Expenses(4)                                                  0.33%               0.33%             0.33%
                                                                 -----------------------------------------------

Total Gross Fees                                                   1.28%               2.03%             2.03%

Waiver of Fund Expenses(5)                                         (0.08)%             (0.08)%           (0.08)%

TOTAL ANNUAL FUND OPERATING EXPENSES                               1.20%               1.95%             1.95%
----------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.20%, 1.95% and 1.95%, respectively, for Class A, Class B and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

               Class A         Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                               redemption at end    redemption at end     redemption at end     no redemption at
                               of each period       of each period        of each period        end of each period
 1 year        $649            $706                 $206                  $404                  $304

 3 years       $910            $1,037               $637                  $730                  $730

 5 years       $1,190          $1,293               $1,093                $1,182                $1,182

10 years       $1,989          $2,174               $2,174                $2,435                $2,435

Small Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Core Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Core Fund invests primarily (at least 80% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's Small Cap 600 Index (S&P Small Cap 600 Index). This index measures the performance of 600 selected common stocks measuring performance of the small company segment of the U.S. market. As of the date of this prospectus, market capitalizations of companies in the S&P Small Cap 600 Index ranged from approximately $32 million to $2.6 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    above average growth in revenue and earnings.

*    strong competitive position.

*    strong management.

*    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class C shares, because those shares have not been offered prior to the date of this prospectus. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1993     23.58%

1994     2.26%

1995     17.14%

1996     10.50%

1997     20.51%

1998     (8.07)%

1999     16.70%

2000     19.71%


Best Quarter:        Quarter ending     December 31, 1992      18.56%

Worst Quarter:       Quarter ending     September 30, 1998     (24.80)%

AVERAGE ANNUAL TOTAL RETURNS                  Inception    One Year     Five         Since          Since
AS OF 12/31/00(2)                             Date                      Years        Inception      Inception
                                                                                     (Class A)      (Class B)
Small Cap Core Fund (Class A)                 5/6/92       13.42%       10.14%       12.58%         N/A

Small Cap Core Fund (Class B)                 3/6/95       14.21%       N/A          N/A            10.94%

Standard & Poor's SmallCap 600 Index(3)                    11.80%       13.57%       14.68%         16.11%

Russell 2000 Index(4)                                      -3.02%       10.31%       12.59%         12.99%

Wilshire Next 1750 Index(4)                                -1.91%       12.19%       13.95%         14.76%
-------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was        %.

(2)On 9/___/01, the Small Cap Core Fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(3)An unmanaged, capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. Previously, the fund used the Russell 2000 Index and the Wilshire Next 1750 Index as benchmark indices. Going forward, the fund will use the Standard & Poor's SmallCap 600 Index because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 5/31/92 and 2/28/95, respectively, for Class A and Class B shares.

(4)The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, which is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The Wilshire Next 1750 Index is an unmanaged index intended to show the next largest 1,750 companies after the top 750 companies of the Wilshire 5000 Stock Index. The since inception performance for the indices is calculated from 5/31/92 and 2/28/95, respectively, for Class A and Class B shares.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES                                                   Class A             Class B           Class C
Maximum Sales Charge (Load) as a % of offering price               5.50%(1)            0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original            0.00%(2)            5.00%             1.00%
purchaseprice or redemption proceeds, whichever is less

Annual Maintenance Fee(3)                                          $25                 $25               $25
only charged to accounts with balances below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                    0.70%               0.70%             0.70%

Distribution and Service (12b-1) Fees                              0.25%               1.00%             1.00%

Other Expenses(4)                                                  0.31%               0.31%             0.31%
                                                                 -----------------------------------------------

Total Gross Fees                                                   1.26%               2.01%             2.01%

Waiver of Fund Expenses(5)                                         (0.05)%             (0.05)%           (0.05)%

TOTAL ANNUAL FUND OPERATING EXPENSES                               1.21%               1.96%             1.96%
----------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.21%, 1.96% and 1.96%, respectively, for Class A, Class B and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


               Class A          Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                                redemption at end    redemption at end     redemption at end     no redemption at
                                of each period       of each period        of each period        end of each period
 1 year        $647             $704                 $204                  $402                  $302

 3 years       $904             $1,030               $630                  $724                  $724

 5 years       $1,180           $1,283               $1,083                $1,172                $1,172

10 years       $1,968           $2,153               $2,153                $2,414                $2,414

POLICIES & SERVICES
Buying Shares

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

The Micro Cap Fund currently is closed to new investors. However, this fund will continue to accept additional share purchases from existing shareholders in existing accounts or new accounts of which an existing shareholder is a full or partial owner. The fund will also accept purchases through reinvestment of dividend and capital gain distributions. The fund may open to new investors in the future at the discretion of the advisor based on various factors, including assets under management and current investment opportunities.

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All funds in this prospectus offer Class A, Class B, and Class C shares.

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

CLASS A SHARES. If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

*    a front-end sales charge, described below.

* lower annual expenses than Class B or Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

* orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

* orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS B SHARES. If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However, Class B shares do have:

* higher annual expenses than Class A shares. See "Fund Summaries--Fees and Expenses."

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

CLASS C SHARES. These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. See "Fund Summaries--Fees and Expenses."

*    no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.

--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.


For                  12b-1 fees are equal to:

Class A shares       0.25% of average daily net assets

Class B shares       1% of average daily net assets

Class C shares       1% of average daily net assets


Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares -- Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                                   Sales Charge

                                as a % of   Purchase          as a % of Net Amount          Maximum Reallowance as a %
                                Price                         Invested                      of Purchase Price
Less than $50,000               5.50%                         5.82%                         5.00%

$ 50,000 - $ 99,999             4.50%                         4.71%                         4.00%

$100,000 - $249,999             3.50%                         3.63%                         3.25%

$250,000 - $499,999             2.50%                         2.56%                         2.25%

$500,000 - $999,999             2.00%                         2.04%                         1.75%

$1 million and over               0%                            0%                            0%

REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

*    redemptions required as a result of over contribution to an IRA plan.

CLASS B SHARES. Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.35% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.


Year since purchase                 CDSC as a % of the value of your shares

First                               5%

Second                              5%

Third                               4%

Fourth                              3%

Fifth                               2%

Sixth                               1%

Seventh                             0%

Eighth                              0%


Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2001, they will convert to Class A shares on June 1, 2009.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

*    redemptions required as a result of over contribution to an IRA plan.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. Additionally, the advisor may pay its affiliated broker-dealer, U.S. Bancorp Piper Jaffray Inc., an additional commission of up to 3% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 1-800-637-2548 before the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name, account number and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may purchase additional shares by mailing your check to First American Funds at the same address.

Please note the following:

*    all purchases must be made in U.S. dollars.

* third-party checks, credit cards, credit card checks, and cash are not accepted.

* if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 1-800-637-2548.

Selling Shares

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill such redemption requests by distributing readily marketable securities in the Fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:

*    name of the fund.

*    account number.

*    dollar amount or number of shares redeemed.

*    name on the account.

*    signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

*    your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

ACCOUNTS WITH LOW BALANCES

Except for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

*    deduct a $25 annual account maintenance fee, or

* close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

Managing Your Investment

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 1-800-637-2548. Your instructions must be received before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of in cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.

STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from Mid Cap Core Fund net investment income are declared and paid monthly. Dividends from Small Cap Core Fund and Micro Cap Fund net investment income are declared and paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form, or by writing to the fund, your investment professional or your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services:


                                 Advisory fee as a % of average daily net assets

Micro Cap Fund(1)                1.50%

Mid Cap Core Fund(1)             0.70%

Small Cap Core Fund(1)           0.70%

(1)Contractual advisory fee for the current fiscal year.


Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc. First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments, and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SMALL- AND MICRO-CAP STOCKS. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets, and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth, and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

FOREIGN SECURITY RISK. Up to 25% of each fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A and Class B shares of Micro Cap Fund, Mid Cap Core Fund and Small Cap Core Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. No information is presented for Class C shares as they were not offered prior to the date of this prospectus. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by _________________________, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


MICRO CAP FUND

                                                      Fiscal Year Ended October 31,

Class A Shares                                2000         1999         1998         1997         Fiscal Period     Fiscal Period
                                                                                                  July 1, 1996      August 1,
                                                                                                  through           1995(1) through
                                                                                                  October 31,       June 30, 1996
                                                                                                  1996
Per Share Data

Net Asset Value, Beginning of Period          $21.80       $12.38       $17.47       $16.16       $15.42            $10.00

Investment Operations:

Net Investment Income (Loss)                  (0.40)(2)    (0.26)(3)    (0.25)(2)    (0.18)(3)    (0.08)(3)         (0.02)

Net Gains (Losses) on Investments (both       15.99        9.71         (3.17)       4.24         0.82              6.10
realized and unrealized)

Total From Investment Operations              15.59        9.45         (3.42)       4.06         0.74              6.08

Less Distributions:

Dividends (from net investment income)        ---          ---          ---          ---          ---               (0.04)

Distributions (from capital gains)            (6.13)       (0.03)       (1.67)       (2.75)       ---               (0.62)

Total Distributions                           (6.13)       (0.03)       (1.67)       (2.75)       ---               (0.66)

Net Asset Value, End of Period                $31.26       $21.80       $12.38       $17.47       $16.16            $15.42

Total Return(4)                               87.43%       76.54%       (21.71)%     29.78%       4.80%(5)          63.52%(5)

Ratios/Supplemental Data

Net Assets, End of Period (000)               $43,031      $21,988      $12,419      $16,793      $9,273            $9,036

Ratio of Expenses to Average Net Assets       1.96%        2.01%        1.99%        1.95%        1.97%(6)          1.99%(6)

Ratio of Net Loss to Average Net Assets       (1.31)%      (1.43)%      (1.63)%      (1.45)%      (1.69)%(6)        (0.36)%(6)

Ratio of Expenses to Average Net Assets       ---          2.02%        2.06%        2.03%        2.04%             2.22%
(excluding waivers)

Ratio of Net Loss to Average Net Assets       %            %            %            %            %                 %
(excluding waivers)

Portfolio Turnover Rate(7)                    178.77%      200.09%      135.61%      158.39%      64.44%(5)         283.67%(5)
---------------------------------------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(4)The total return calculation does not reflect the maximum sales charge of 5.50%.

(5)Not annualized.

(6) Annualized.

(7)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

MICRO CAP FUND

Class B Shares                                            Fiscal Year Ended     Fiscal Period March 1,
                                                          October 31, 2000      1999(1) through October 31,
                                                                                1999
Per Share Data

Net Asset Value, Beginning of Period                      $21.69                $13.74

Investment Operations:

Net Investment (Loss)                                     (0.61)(2)             (0.30)(2)

Net Gains (Losses) on Investments (both                   15.89                 8.25
realized and unrealized)

Total From Investment Operations                          15.28                 7.95

Less Distributions:

Dividends (from net investment income)                    ---                   ---

Distributions (from capital gains)                        (6.13)                ---

Total Distributions                                       (6.13)                ---

Net Asset Value, End of Period                            $30.84                $21.69

Total Return(3)                                           86.13%                57.86%(4)

Ratios/Supplemental Data

Net Assets, End of Period (000)                           $2,136                $140

Ratio of Expenses to Average Net Assets                   2.71%                 2.78%(5)

Ratio of Net Loss to Average Net Assets                   (2.06)%               (2.36)%(5)

Ratio of Expenses to Average Net Assets (excluding        ---                   ---
waivers)

Ratio of Net Loss to Average Net Assets (excluding        %                     %
waivers)

Portfolio Turnover Rate(6)                                178.77%               200.09%
-----------------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Net investment (loss) per share represents net investment (loss) divided by the average shares outstanding throughout the period.

(3)The total return calculation does not reflect the maximum deferred sales charge of 5.00%.

(4)Not annualized.

(5)Annualized.

MID CAP CORE FUND

                                                                       Fiscal Year Ended October 31,

Class A Shares                                          2000          1999         1998         1997         1996
Per Share Data

Net Asset Value, Beginning of Period                    $37.80        $37.59       $44.36       $41.38       $41.40

Investment Operations:

Net Investment Income (Loss)                            (0.18)(1)     (0.08)(1)    (0.24)(1)    (0.20)(2)    (0.13)(2)

Net Gains (Losses) on Investments (both realized        17.80         0.60         (2.07)       8.44         4.70
and unrealized)


Total From Investment Operations                        17.62         0.52         (2.31)       8.24         4.57

Less Distributions:

Dividends (from net investment income)                  ---           ---          ---          ---          ---

Distributions (from capital gains)                      (0.79)        (0.31)       (4.46)       (5.26)       (4.59)

Total Distributions                                     (0.79)        (0.31)       (4.46)       (5.26)       (4.59)

Net Asset Value, End of Period                          $54.63        $37.80       $37.59       $44.36       $41.38

Total Return(3)                                         47.23%        1.31%        (5.91)%      22.18%       12.27%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $108,326      $95,758      $136,146     $147,396     $111,159

Ratio of Expenses to Average Net Assets                 1.20%         1.19%        1.13%        1.12%        1.13%

Ratio of Net Loss to Average Net Assets                 (0.38)%       (0.21)%      (0.57)%      (0.50)%      (0.35)%

Ratio of Expenses to Average Net Assets (excluding      1.22%         1.21%        1.20%        1.20%        1.20%
waivers)

Ratio of Net Loss to Average Net Assets (excluding      %             %            %            %            %
waivers)

Portfolio Turnover Rate(4)                              204.56%       139.91%      77.39%       97.40%       103.34%
-----------------------------------------------------------------------------------------------------------------------

(1)Net Investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3)The total return calculation does not reflect the maximum sales charge of 5.50%.

(4)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

MID CAP CORE FUND

Class B Shares                                           Fiscal Year Ended       Fiscal Period March 1,
                                                         October 31, 2000        1999(1) through October
                                                                                 31, 1999
Per Share Data

Net Asset Value, Beginning of Period                     $37.63                  $37.57

Investment Operations:

Net Investment Income (Loss)                             (0.53)(2)               (0.23)(2)

Net Gains (Losses) on Investments (both realized         17.66                   0.29
and unrealized)

Total From Investment Operations                         17.13                   0.06

Less Distributions:

Dividends (from net investment income)                   ---                     ---

Distributions (from capital gains)                       (0.79)                  ---

Total Distributions                                      (0.79)                  ---

Net Asset Value, End of Period                           $53.97                  $37.63

Total Return                                             46.13%                  0.16%(3)

Ratios/Supplemental Data

Net Assets, End of Period (000)                          $666                    $126

Ratio of Expenses to Average Net Assets                  1.95%                   1.95%(4)

Ratio of Net Loss to Average Net Assets                  (1.13)%                 (0.89)%(4)

Ratio of Expenses to Average Net Assets (excluding       1.97%                   1.97%
waivers)

Ratio of Net Loss to Average Net Assets (excluding       %                       %
waivers)

Portfolio Turnover Rate(5)                               204.56%                 139.91%
--------------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Net investment (loss) per share represents net investment (loss) divided by the average shares outstanding throughout the period.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SMALL CAP CORE FUND

                                                                           Fiscal Year Ended November 30,

Class A Shares                                          Fiscal        1999         1998         1997         1996
                                                        Period
                                                        Ended
                                                        October
                                                        31, 2000(1)
Per Share Data

Net Asset Value, Beginning of Period                    13.84         11.86        15.03        13.40        13.44

Investment Operations:

Net Investment Income (Loss)                            (0.10)(2)     (0.07)(2)    (0.06)       (0.05)       (0.01)

Net Gains (Losses) on Investments (both realized        4.13          2.10         (1.89)       2.50         1.03
and unrealized)

Total From Investment Operations                        4.03          2.03         (1.95)       2.45         1.02

Less Distributions:

Dividends (from net investment income)                  (0.01)        ---          ---          ---          (0.01)(3)

Distributions (from capital gains)                      (0.26)        (0.05)       (1.22)       (0.82)       (1.05)

Total Distributions                                     (0.27)        (0.05)       (1.22)(3)    (0.82)       (1.06)

Net Asset Value, End of Period                          $17.60        $13.84       $11.86       $15.03       $13.40

Total Return(4)                                         29.65%        17.21%       (14.19)%     19.45%       8.36%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $9,538        $8,885       $11,601      $14,213      $13,889

Ratio of Expenses to Average Net Assets                 1.28%(5)      1.26%        1.25%        1.25%        1.26%

Ratio of Net Loss to Average Net Assets                 (0.01)%(5)    (0.57)%      (0.45)%      (0.29)%      (0.13)%

Ratio of Expenses to Average Net Assets (excluding      1.39%         1.36%        1.35%        1.35%        1.36%
waivers)

Ratio of Net Loss to Average Net Assets (excluding      %             %            %            %            %
waivers)

Portfolio Turnover Rate(6)                              91.35%        72.08%       69.72%       80.23%       65.85%
----------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end changed to October 31 from November 30.

(2)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)Includes distribution in excess of net capital gains of $0.03 per share for the period ended November 30, 1998.

(4)The total return calculation does not reflect the maximum sales charge of 5.50%.

(5)Annualized.

(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SMALL CAP CORE FUND

                                                                             Fiscal Year Ended November 30,

Class B Shares                                          Fiscal        1999         1998         1997         1996
                                                        Period
                                                        Ended
                                                        October
                                                        31, 2000(1)
Per Share Data

Net Asset Value, Beginning of Period                    $13.38        $11.53       $14.74       $13.24       $13.37

Investment Operations:

Net Investment Income (Loss)                            (0.13)        (0.16)(2)    (0.14)       (0.13)       (0.07)

Net Gains (Losses) on Investments (both realized        3.92          2.06         (1.85)       2.45         0.99
and unrealized)

Total From Investment Operations                        3.79          1.90         (1.99)       2.32         0.92

Less Distributions:

Dividends (from net investment income)                  ---           ---          ---          ---          ---

Distributions (from capital gains)                      (0.27)        (0.05)       (1.22)       (0.82)       (1.05)

Total Distributions                                     (0.27)        (0.05)       (1.22)(3)    (0.82)       (1.05)

Net Asset Value, End of Period                          $16.90        $13.38       $11.53       $14.74       $13.24

Total Return(4)                                         28.81%(5)     16.57%       (14.79)%     18.62%       7.63%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $1,331        $1,094       $1,286       $1,503       $1.272

Ratio of Expenses to Average Net Assets                 1.98%(6)      1.96%        1.95%        1.95%        1.96%

Ratio of Net Loss to Average Net Assets                 (0.71)(6)     (1.27)%      (1.15)%      (0.99)%      (0.83)%

Ratio of Expenses to Average Net Assets (excluding      2.09%         2.06%        2.05%        2.05%        2.05%
waivers)

Ratio of Net Loss to Average Net Assets (excluding      %             %            %            %            %
waivers)

Portfolio Turnover Rate(7)                              91.35%(5)     72.08%       69.72%       80.23%       65.85%
--------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Net investment (loss) per share represents net investment (loss) divided by the average shares outstanding throughout the period.

(3)Includes distributions in excess of net capital gains of $0.04 per share.

(4)The total return calculation does not reflect the maximum deferred sales charge of 5.00%.

(5)Not annualized.

(6)Annualized.

(7)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information, and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

MID CAP AND SMALL CAP FUNDS  - CLASS S SHARES


               , 2001

ASSET CLASSES
(*)      EQUITY FUNDS
 *       INDEX FUNDS
 *       FUNDS OF FUNDS
 *       BOND FUNDS
 *       TAX FREE FUNDS
 *       MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
Mid Cap and
    Small Cap
         FUNDS

CLASS S SHARES


MICRO CAP FUND
MID CAP CORE FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP CORE FUND
SMALL CAP GROWTH FUND
SMALL CAP VALUE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents


Fund Summaries

Micro Cap Fund

Mid Cap Core Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Small Cap Core Fund

Small Cap Growth Fund

Small Cap Value Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                    Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of the First American Mid Cap and Small Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Micro Cap FUND

[Micro Cap Fund is currently closed to new investors. However, the fund may open to new investors in the future at the discretion of the advisor based on various factors, including assets under management and current investment opportunities. Please see "Policies & Services - Buying and Selling Shares" for additional information.]

--------------------------------------------------------------------------------
OBJECTIVE

Micro Cap Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Micro Cap Fund invests primarily (at least 80% of total assets) in common stocks of "micro-capitalization companies" (companies with market capitalizations at the time of purchase of below $500 million).

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    strong competitive position.

*    strong management.

*    sound financial condition.

The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund's total assets at the time of any short sale.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF MICRO-CAP STOCKS. Stocks of micro-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future. Mirco-cap stocks tend to be traded only in the over-the-counter market, and therefore buyers and sellers of these stocks sometimes are difficult to find.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


RISK OF SELLING SECURITIES SHORT. If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund "closes out" the short position (by acquiring the security in the open market). The fund's risk of loss also increases if the fund is not able to "close out" the short position at any particular time or at an acceptable price.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fees and expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2),(3)

1996     56.80%

1997     13.63%

1998     (2.73)%

1999     136.23%

2000     11.29%


Best Quarter:        Quarter ending     December 31, 1999      70.70%

Worst Quarter:       Quarter ending     September 30, 1998     (30.87)%

AVERAGE ANNUAL TOTAL RETURNS            Inception     One Year       Five Years     Since
AS OF 12/31/00(2),(3)                   Date                                        Inception
Micro Cap Fund (Class A)(4)             8/1/95        11.29%         35.43%         36.74%

Russell 2000 Growth Index(5)                          -22.43%        7.14%          7.39%

Russell 2000 Index(5)                                 -3.02%         10.31%         10.44%
---------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was            %.

(2)Micro Cap Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(3)On 9/___/01, the Micro Cap Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar MicroCap Fund.

(4)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(5)An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. Previously, the fund used the Russell 2000 Index as a benchmark. Going forward, the fund will use the Russell 2000 Growth Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the indices is calculated from 8/31/95.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          1.50%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                0.32%
                                                                       ---------

Total Gross Fees                                                         2.07%

Waiver of Fund Expenses(2)                                               (0.14)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.93%
--------------------------------------------------------------------------------

(1)"Miscellaneous - Other Expenses" are estimated for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.93%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $210

 3 years                                                                 $649

 5 years                                                                 $1,114

10 years                                                                 $2,400

Mid Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Core Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Core Fund invests primarily (at least 80% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's MidCap 400 Index (S&P 400 Index). This index measures the performance of 400 selected common stocks measuring the performance of the middle capitalization segment of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $88 million to $8.7 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    strong competitive position.

*    strong management.

*    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fees and expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1991     57.96%

1992     7.22%

1993     8.02%

1994     (2.01)%

1995     29.63%

1996     18.60%

1997     17.13%

1998     4.64%

1999     2.28%

2000     25.30%


Best Quarter:        Quarter ending     December 31, 1999      24.17%

Worst Quarter:       Quarter ending     September 30, 1998     (19.68)%

AVERAGE ANNUAL TOTAL RETURNS               Inception      One Year       Five         Ten Years
AS OF 12/31/00(2)                          Date                          Years
Mid Cap Core Fund (Class A)(3)                            25.30%         13.25%       15.78%

Standard & Poor's MidCap 400 Index(4)                     17.51%         20.41%       19.86%
-----------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was             %.

(2)On 9/___/01, the Mid Cap Core Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar MidCap Core Equity Fund. Prior to 1/10/95, the Firstar fund offered one class of shares to investors without a sales charge or a distribution or shareholder servicing fee. Performance presented prior to 1/10/95 does not reflect these fees.

(3)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                0.33%
                                                                       ---------

Total Gross Fees                                                         1.28%

Waiver of Fund Expenses(2)                                               (0.08)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.20%
--------------------------------------------------------------------------------

(1)"Miscellaneous - Other Expenses" are estimated for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.20%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $130

 3 years                                                                 $406

 5 years                                                                 $702

10 years                                                                 $1,545

Mid Cap Growth FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 80% of total assets) in common stocks of mid capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $316 million to $37.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    above average growth in revenue and earnings.

*    strong competitive position.

*    strong management.

*    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2),(3)

1991     65.53%

1992     7.23%

1993     18.46%

1994     (4.90)%

1995     39.35%

1996     11.84%

1997     23.40%

1998     10.58%

1999     54.59%

2000     3.51%


Best Quarter:        Quarter ending     December 31, 1999      47.75%

Worst Quarter:       Quarter ending     September 30, 1998     (19.34)%

AVERAGE ANNUAL TOTAL RETURNS AS OF          Inception     One Year       Five Years      Ten Years
12/31/00(2),(3)                             Date
Mid Cap Growth Fund (Class A)(4)            4/23/90       3.51%          19.55%          21.14%

Russell Midcap Index(5)                                   8.25%          16.68%          18.28%
--------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was            %.

(2)Mid Cap Growth Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(3)On 8/7/98, the Mid Cap Growth Fund became the successor by merger to the Piper Emerging Growth Fund, a series of Piper Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 8/7/98 represents that of the Piper Emerging Growth Fund.

(4)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(5)An unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the investable U.S. equity market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.26%
                                                                       ---------

Total Gross Fees                                                         1.21%

Waiver of Fund Expenses(1)                                               (0.01)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.20%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.20%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $123

 3 years                                                                 $384

 5 years                                                                 $665

10 years                                                                 $1,466

Mid Cap Value FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $316 million to $37.9 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

* are undervalued relative to other securities in the same industry or market.

*    exhibit good or improving fundamentals.

* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1991     18.70%

1992     19.33%

1993     19.01%

1994     6.72%

1995     20.02%

1996     31.94%

1997     24.21%

1998     (13.24)%

1999     (6.29)%

2000     20.92


Best Quarter:        Quarter ending     June 30, 1997          17.97%

Worst Quarter:       Quarter ending     September 30, 1998     (30.84)%

AVERAGE ANNUAL TOTAL RETURNS               Inception        One Year       Five Years      Ten Years
AS OF 12/31/00                             Date
Mid Cap Value Fund (Class A)(2)            12/22/87         20.92%         10.01%          13.28%

Russell Midcap Index(3)                                     8.25%          16.68%          18.28%
----------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was          %.

(2)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the investable U.S. equity market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.34%

Total Gross Fees                                                         1.29%
                                                                       ---------

Waiver of Fund Expenses(1)                                               (0.09)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.20%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.20%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $131

 3 years                                                                 $409

 5 years                                                                 $708

10 years                                                                 $1,556

Small Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Core Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Core Fund invests primarily (at least 80% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's Small Cap 600 Index (S&P Small Cap 600 Index). This index measures the performance of 600 selected common stocks measuring performance of the small company segment of the U.S. market. As of the date of this prospectus, market capitalizations of companies in the S&P Small Cap 600 Index ranged from approximately $32 million to $2.6 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    above average growth in revenue and earnings.

*    strong competitive position.

*    strong management.

*    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1995     16.90%

1996     10.61%

1997     20.50%

1998     (8.02)%

1999     16.75%

2000     19.63%


Best Quarter:        Quarter ending     March 31, 1999         17.00%

Worst Quarter:       Quarter ending     September 30, 1998     (24.96)%

AVERAGE ANNUAL TOTAL RETURNS                     Inception     One Year       Five Years       Since
AS OF 12/31/00(2)                                Date                                          Inception
Small Cap Core Fund                              1/3/94        19.63%         11.36%           10.75%

Standard & Poor's SmallCap 600 Index(3)                        11.80%         13.57%           10.88%

Russell 2000 Index(4)                                          -3.02%         10.31%           12.90%

Wilshire Next 1750 Index(4)                                    -1.91%         12.19%           12.52%
--------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)On 9/___/01, the Small Cap Core Fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Small Cap Core Equity Fund. The Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(3)An unmanaged, capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. Previously, the fund used the Russell 2000 Index and the Wilshire Next 1750 Index as benchmark indices. Going forward, the fund will use the Standard & Poor's SmallCap 600 Index because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 12/31/93.

(4)The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, which is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The Wilshire Next 1750 Index is an unmanaged index intended to show the next largest 1,750 companies after the top 750 companies of the Wilshire 5000 Stock Index. The since inception performance for the indices is calculated from 12/31/93.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                0.31%
                                                                       ---------

Total Gross Fees                                                         1.26%

Waiver of Fund Expenses(2)                                               (0.05)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.21%
--------------------------------------------------------------------------------

(1)"Miscellaneous - Other Expenses" are estimated for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.21%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $128

 3 years                                                                 $400

 5 years                                                                 $692

10 years                                                                 $1,523

Small Cap Growth FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Growth Fund invests primarily (at least 80% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $25 million to $4.7 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    above average growth in revenue and earnings.

*    strong competitive position.

*    strong management.

*    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1991     40.55%

1992     11.47%

1993     10.98%

1994     (2.44)%

1995     20.20%

1996     11.68%

1997     29.23%

1998     7.73%

1999     66.76%

2000     (5.97)%


Best Quarter:        Quarter ending     December 31, 1999      51.34%

Worst Quarter:       Quarter ending     September 30, 1998     (22.14)%

AVERAGE ANNUAL TOTAL RETURNS               Inception       One Year       Five Years      Ten Years
AS OF 12/31/00(2)                          Date
Small Cap Growth Fund (Class A)(3)         3/16/87         (5.97)%        19.51%          17.39%

Russell 2000 Index(4)                                      (3.02)%        10.32%          15.53%
---------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was       %.

(2)Small Cap Growth Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(3)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is composed of 3000 large U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.32%
                                                                       ---------

Total Gross Fees                                                         1.27%

Waiver of Fund Expenses(1)                                               (0.04)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.23%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.23%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $129

 3 years                                                                 $403

 5 years                                                                 $697

10 years                                                                 $1,534

Small Cap Value FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $25 million to $4.7 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

* are undervalued relative to other securities in the same industry or market.

*    exhibit good or improving fundamentals.

* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1991     60.96%

1992     26.50%

1993     22.60%

1994     (0.33)%

1995     47.30%

1996     20.07%

1997     20.07%

1998     (8.47)%

1999     5.93%

2000     20.15%


Best Quarter:        Quarter ending     March 31, 1991         33.49%

Worst Quarter:       Quarter ending     September 30, 1998     (23.21)%

AVERAGE ANNUAL TOTAL RETURNS             Inception Date     One Year        Five Years       Ten Years
AS OF 12/31/00(2)
Small Cap Value Fund (Class A)(3)        1/1/88             20.15%          10.93%           19.93%

Russell 2000 Index(4)                                       (3.02)%         10.32%           15.53%
------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was             %.

(2)Performance prior to 8/1/94 is that of Small Company Value Trust Fund, a predecessor collective trust fund. On 8/1/94, substantially all of the assets of Small Company Value Trust Fund were transferred into Qualivest Small Companies Value Fund, a mutual fund registered under the Investment Company Act of 1940. On 11/21/97, First American Small Cap Value Fund became the successor by merger to Qualivest Small Companies Value Fund. The objectives, policies, and guidelines of the predecessor funds were, in all material respects, identical to those of Small Cap Value Fund. Performance prior to 11/21/97 is adjusted to reflect Small Cap Value Fund's Class Y share fees and expenses, before any fee waivers. Small Company Value Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

(3)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is composed of 3000 large U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.33%
                                                                       ---------

Total Gross Fees                                                         1.28%

Waiver of Fund Expenses(1)                                               (0.03)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.23%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.21%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $130

 3 years                                                                 $406

 5 years                                                                 $702

10 years                                                                 $1,545

POLICIES & SERVICES
Buying and Selling Shares

Class S shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor. Class S shares are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts. Class S shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class S shares, contact your financial institution.

The Micro Cap Fund currently is closed to new investors. However, this fund will continue to accept additional share purchases from existing shareholders in existing accounts or new accounts of which an existing shareholder is a full or partial owner. The fund will also accept purchases through reinvestment of dividend and capital gain distributions. The fund may open to new investors in the future at the discretion of the advisor based on various factors, including assets under management and current investment opportunities.

There is no initial or deferred sales charge on your purchase of Class S shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

--------------------------------------------------------------------------------
COMPENSATION PAID TO FINANCIAL INSTITUTIONS

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from Mid Cap Growth Fund, Mid Cap Value Fund and Mid Cap Core Fund net investment income are declared and paid monthly. Dividends from Small Cap Growth Fund and Small Cap Value Fund, Small Cap Core Fund and Micro Cap Fund net investment income are declared and paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, because of their investment objectives and strategies, their distributions will consist primarily of capital gains.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 2000, after taking into account any fee waivers, the funds paid the following investment advisory fees to U.S. Bancorp Piper Jaffray Asset Management:


                                 Advisory fee as a % of average daily net assets

Micro Cap Fund(1)                1.50%

Mid Cap Core Fund(1)             0.70%

Mid Cap Growth Fund              0.68%

Mid Cap Value Fund               0.66%

Small Cap Core Fund(1)           0.70%

Small Cap Growth Fund            0.70%

Small Cap Value Fund             0.68%

(1)Contractual advisory fee for the current fiscal year.


Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments, and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. For the fiscal years ended September 30, 1998 through September 30, 2000, Mid Cap Value Fund had portfolio turnover rates in excess of 100%. For the fiscal year ended September 30, 2000, Mid Cap Growth Fund and Small Cap Growth Fund each had portfolio turnover rates in excess of 200%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SMALL- AND MICRO-CAP STOCKS. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets, and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth, and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

FOREIGN SECURITY RISK. Up to 25% of each fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class S shares of Micro Cap Fund, Mid Cap Core Fund and Small Cap Core Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by ________________________, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

No information is presented for Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund as Class S shares of those funds were not offered prior to the date of this prospectus.


MICRO CAP FUND

                                                          Fiscal Year Ended October 31,

                                               2000           1999          1998           1997           Fiscal        Fiscal
                                                                                                          Period July   Period
                                                                                                          1, 1996       August 1,
                                                                                                          through       1995(1)
                                                                                                          October 31,   through
                                                                                                          1996          June 30,
                                                                                                                        1996
Per Share Data

Net Asset Value, Beginning of Period           21.80          12.38         17.47          16.16          15.42         10.00

Investment Operations:

Net Investment Income (Loss)                   (0.40)(2)      (0.26)(3)     (0.25)(2)      (0.18)(3)      (0.18)(3)     (0.02)

Net Gains (Losses) on Investments (both        15.99          9.71          (3.17)         4.24           0.82          6.10
realized and unrealized)

Total From Investment Operations               15.59          9.45          (3.42)         4.06           0.74          6.08

Less Distributions:

Dividends (from net investment income)         ---            ---           ---            ---            ---           (0.04)

Distributions (from capital gains)             (6.13)         (0.03)        (1.67)         (2.75)         ---           (0.62)

Total Distributions                            (6.13)         (0.03)        (1.67)         (2.75)         ---           (0.66)

Net Asset Value, End of Period                 $31.26         $21.80        $12.38         $17.47         $16.16        $15.42

Total Return(4)                                87.43%         76.54%        (21.71)%       29.78%         4.80%(5)      63.52%(5)

Ratios/Supplemental Data

Net Assets, End of Period (000)                $43,031        $21,988       $12,419        $16,793        $9,273        $9,036

Ratio of Expenses to Average Net Assets        1.96%          2.01%         1.99%          1.95%          1.97%(6)      1.99%(6)

Ratio of Net Income to Average Net Assets      (1.31)%        (1.43)%       (1.63)%        (1.45)%        (1.69)%(6)    (0.36)(6)

Ratio of Expenses to Average Net Assets        2.02%          2.06%         2.03%          2.04%          2.22%         ---
(excluding waivers)

Ratio of Net Income to Average Net Assets      %              %             %              %              %             %
(excluding waivers)

Portfolio Turnover Rate(7)                     178.77%        200.09%       135.61%        158.39%        64.44%(5)     283.67%(5)
------------------------------------------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(4)The total return calculation does not reflect the maximum sales charge of 5.50%.

(5)Not annualized.

(6)Annualized.

(7)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

MID CAP CORE FUND

                                                                       Fiscal Year Ended October 31,

                                                        2000          1999         1998         1997         1996
Per Share Data

Net Asset Value, Beginning of Period                    37.80         37.59        44.36        41.38        41.40

Investment Operations:

Net Investment Income (Loss)                            (0.18)(1)     (0.08)(1)    (0.24)(1)    (0.20)(2)    (0.13)(2)

Net Gains (Losses) on Investments (both realized        17.80         0.60         (2.07)       8.44         4.70
and unrealized)

Total From Investment Operations                        17.62         0.52         (2.31)       8.24         4.57

Less Distributions:

Dividends (from net investment income)                  ---           ---          ---          ---          ---

Distributions (from capital gains)                      (0.79)        (0.31)       (4.46)       (5.26)       (4.59)

Total Distributions                                     (0.79)        (0.31)       (4.46)       (5.26)       (4.59)

Net Asset Value, End of Period                          $54.63        $37.80       $37.59       $44.36       $41.38

Total Return(3)                                         47.23%        1.31%        (5.91)%      22.18%       12.27%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $108,326      $95,758      $136,146     $147,396     $111,159

Ratio of Expenses to Average Net Assets                 1.20%         1.19%        1.13%        1.12%        1.13%

Ratio of Net Income to Average Net Assets               (0.38)%       (0.21)%      (0.57)%      (0.50)%      (0.35)%

Ratio of Expenses to Average Net Assets (excluding      1.22%         1.21%        1.20%        1.20%        1.20%
waivers)

Ratio of Net Income to Average Net Assets               %             %            %            %            %
(excluding waivers)

Portfolio Turnover Rate(4)                              204.56%       139.91%      77.39%       97.40%       103.34%
---------------------------------------------------------------------------------------------------------------------

(1)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3)The total return calculation does not reflect the maximum sales charge of 5.50%.

(4)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SMALL CAP CORE FUND

                                                                            Fiscal Year Ended November 30,

                                                        Fiscal        1999         1998         1997         1996
                                                        Period
                                                        Ended
                                                        October
                                                        31, 2000(1)
Per Share Data

Net Asset Value, Beginning of Period                    $13.80        $11.82       $14.98       $13.36       $13.40

Investment Operations:

Net Investment Income (Loss)                            (0.01)(2)     (0.07)(2)    (0.07)       (0.04)       (0.01)

Net Gains (Losses) on Investments (both realized        4.03          2.10         (1.87)       2.48         1.03
and unrealized)

Total From Investment Operations                        4.02          2.03         (1.94)       2.44         1.02

Less Distributions:

Dividends (from net investment income)                  (0.01)        ---          ---          ---          (0.01)(3)

Distributions (from capital gains)                      (0.26)        (0.05)       (1.22)(3)     (0.82)       (1.05)

Total Distributions                                     (0.27)        (0.05)       (1.22)       (0.82)       (1.06)

Net Asset Value, End of Period                          $17.55        $13.80       $11.82       $14.98       $13.36

Total Return(4)                                         29.67%(5)     17.27%       (14.17)%     19.41%       8.39%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $4,442        $2,448       $25,037      $34,395      $30,081

Ratio of Expenses to Average Net Assets                 1.28%(6)      1.26%        1.25%        1.25%        1.26%

Ratio of Net Income to Average Net Assets               (0.01)%(6)    (0.59)%      (0.45)%      (0.29)%      (0.13)%

Ratio of Expenses to Average Net Assets (excluding      1.39%         1.36%        1.35%        1.35%        1.36%
waivers)

Ratio of Net Income to Average Net Assets               %             %            %            %            %
(excluding waivers)

Portfolio Turnover Rate                                 91.35%(5)     72.08%       69.72%       80.23%       65.85%
----------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)Includes distributions in excess of net investment income of $0.01 per share for the period ended November 30, 1996. Includes distributions in excess of net capital gains of $0.03 per share for the period ended November 30, 1998.

(4)The total return calculation does not reflect the maximum sales charge of 5.50%.

(5)Not annualized.

(6)Annualized.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number: 811-05309

MID CAP AND SMALL CAP FUNDS  - CLASS Y SHARES


               , 2001

ASSET CLASSES
(*)   EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
Mid Cap and
    Small Cap
         FUNDS

CLASS Y SHARES

MICRO CAP FUND
MID CAP CORE FUND
SMALL CAP CORE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Micro Cap Fund

Mid Cap Core Fund

Small Cap Core Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                     Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of certain First American Mid Cap and Small Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Micro Cap FUND

[Micro Cap Fund is currently closed to new investors. However, the fund may open to new investors in the future at the discretion of the advisor based on various factors, including assets under management and current investment opportunities. Please see "Policies & Services - Buying and Selling Shares" for additional information.]

--------------------------------------------------------------------------------
OBJECTIVE

Micro Cap Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Micro Cap Fund invests primarily (at least 80% of total assets) in common stocks of "micro-capitalization companies" (companies with market capitalizations at the time of purchase of below $500 million).

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    strong competitive position.

*    strong management.

*    sound financial condition.

The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund's total assets at the time of any short sale.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF MICRO-CAP STOCKS. Stocks of micro-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future. Mirco-cap stocks tend to be traded only in the over-the-counter market, and therefore buyers and sellers of these stocks sometimes are difficult to find.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISK OF SELLING SECURITIES SHORT. If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund "closes out" the short position (by acquiring the security in the open market). The fund's risk of loss also increases if the fund is not able to "close out" the short position at any particular time or at an acceptable price.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2),(3)

1996     57.23%

1997     13.92%

1998     (2.45)%

1999     137.79%

2000     11.60%


Best Quarter:        Quarter ending     December 31, 1999      70.80%

Worst Quarter:       Quarter ending     September 30, 1998     (30.81)%

AVERAGE ANNUAL TOTAL RETURNS                Inception        One Year       Five Years       Since
AS OF 12/31/00(2),(3)                       Date                                             Inception
Micro Cap Fund                              8/1/95           11.60%         35.76%           37.11%

Russell 2000 Growth Index(4)                                 -22.43%        7.14%            7.39%

Russell 2000 Index(4)                                        -3.02%         10.31%           10.44%
------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was            %.

(2)Mirco Cap Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(3)On 9/___/01, the Mirco Cap Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar MicroCap Fund.

(4)An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Russell 2000 Index as a benchmark. Going forward, the fund will use the Russell 2000 Growth Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 8/31/95.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          1.50%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.32%
                                                                       ---------

Total Gross Fees                                                         1.82%

Waiver of Fund Expenses(2)                                               (0.14)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.68%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.68%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $185

 3 years                                                                 $573

 5 years                                                                 $985

10 years                                                                 $2,137

Mid Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Core Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Core Fund invests primarily (at least 80% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's MidCap 400 Index (S&P 400 Index). This index measures the performance of 400 selected common stocks measuring the performance of the middle capitalization segment of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $88 million to $8.7 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    strong competitive position.

*    strong management.

*    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1991     57.86%

1992     7.22%

1993     8.02%

1994     (2.01)%

1995     29.64%

1996     18.87%

1997     17.42%

1998     4.91%

1999     2.53%

2000     25.60%


Best Quarter:        Quarter ending     December 31, 1999      24.27%

Worst Quarter:       Quarter ending     September 30, 1998     (19.63)%

AVERAGE ANNUAL TOTAL RETURNS                  Inception      One Year      Five          Ten
AS OF 12/31/00(2)                             Date                         Years         Years
Mid Cap Core Fund                                            %             %             %

Standard & Poor's MidCap 400 Index(3)                        17.51%        20.41%        19.86%
-------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)On 9/___/01, the Mid Cap Core Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar MidCap Core Equity Fund. Institutional (Class Y) shares were not offered until 1/10/95. Performance prior to that date is that of the original class of shares offered by the Firstar fund, which did not have a sales charge or a distribution or shareholder servicing fee.

(3)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.33%
                                                                       ---------

Total Gross Fees                                                         1.03%

Waiver of Fund Expenses(2)                                               (0.08)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.95%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.95%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $105

 3 years                                                                 $328

 5 years                                                                 $569

10 years                                                                 $1,259

Small Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Core Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Core Fund invests primarily (at least 80% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's Small Cap 600 Index (S&P Small Cap 600 Index). This index measures the performance of 600 selected common stocks measuring performance of the small company segment of the U.S. market. As of the date of this prospectus, market capitalizations of companies in the S&P Small Cap 600 Index ranged from approximately $32 million to $2.6 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*    above average growth in revenue and earnings.

*    strong competitive position.

*    strong management.

*    sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1993     23.59%

1994     2.52%

1995     17.24%

1996     10.98%

1997     20.79%

1998     (7.77)%

1999     17.10%

2000     20.04%


Best Quarter:        Quarter ending     March 31, 1999         17.06%

Worst Quarter:       Quarter ending     September 30, 1998     (24.71)%

AVERAGE ANNUAL TOTAL RETURNS AS OF              Inception       One Year       Five Years       Since
12/31/00(2)                                     Date                                            Inception
Small Cap Core Fund                             5/6/92          20.04%         11.69%           13.54%

Standard & Poor's SmallCap 600 Index(3)                         11.80%         13.57%           14.68%

Russell 2000 Index(4)                                           -3.02%         10.31%           12.59%

Wilshire Next 1750 Index(4)                                     -1.91%         12.19%           13.95%
---------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)On 9/___/01, the Small Cap Core Fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(3)An unmanaged, capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. Previously, the fund used the Russell 2000 Index and the Wilshire Next 1750 Index as benchmark indices. Going forward, the fund will use the Standard & Poor's SmallCap 600 Index because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 4/30/92.

(4)The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, which is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The Wilshire Next 1750 Index is an unmanaged index intended to show the next largest 1,750 companies after the top 750 companies of the Wilshire 5000 Stock Index. The since inception performance for the indices is calculated from 4/30/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.31%
                                                                       ---------

Total Gross Fees                                                         1.01%

Waiver of Fund Expenses(2)                                               (0.05)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.96%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.68%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $103

 3 years                                                                 $322

 5 years                                                                 $558

10 years                                                                 $1,236

POLICIES & SERVICES
Buying and Selling Shares

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the fund's distributor. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. Class Y shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class Y shares, contact your financial institution.

The Micro Cap Fund currently is closed to new investors. However, this fund will continue to accept additional share purchases from existing shareholders in existing accounts or new accounts of which an existing shareholder is a full or partial owner. The fund will also accept purchases through reinvestment of dividend and capital gain distributions. The fund may open to new investors in the future at the discretion of the advisor based on various factors, including assets under management and current investment opportunities.

There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill such redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Managing Your Investment

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from Mid Cap Core Fund net investment income are declared and paid monthly. Dividends from Small Cap Core Fund and Mirco Cap Fund net investment income are declared and paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services:


                                 Advisory fee as a % of average daily net assets

Micro Cap Fund(1)                1.50%

Mid Cap Core Fund(1)             0.70%

Small Cap Core Fund(1)           0.70%

(1)Contractual advisory fee for the current fiscal year.


Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc. First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management, receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments, and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SMALL- AND MICRO-CAP STOCKS. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets, and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth, and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

FOREIGN SECURITY RISK. Up to 25% of each fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of Micro Cap Fund, Mid Cap Core Fund and Small Cap Core Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by ________________________-, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


MICRO CAP FUND

                                                          Fiscal Year Ended October 31,

                                              2000           1999           1998         1997            Fiscal         Fiscal
                                                                                                         Period July    Period
                                                                                                         1, 1996        August 1,
                                                                                                         through        1995(1)
                                                                                                         October 31,    through
                                                                                                         1996           June 30,
                                                                                                                        1996
Per Share Data

Net Asset Value, Beginning of Period          $22.06         $12.49         $17.57       $16.20          $15.45         $10.00

Investment Operations:

Net Investment Income (Loss)                  (0.31)(2)      (0.19)(2)      (0.22)       (0.15)          (0.07)         (0.02)

Net Gains (Losses) on Investments (both       16.21          9.79           (3.19)       4.27            0.82           6.14
realized and unrealized)

Total From Investment Operations              15.90          9.60           (3.41)       4.12            0.75           6.12

Less Distributions:

Dividends (from net investment income)        ---            ---            ---          ---             ---            (0.05)

Distributions (from capital gains)            (6.13)         (0.03)         (1.67)       (2.75)          ---            (0.62)

Total Distributions                           (6.13)         (0.03)         (1.67)       (2.75)          ---            (0.67)

Net Asset Value, End of Period                $31.83         $22.06         $12.49       $17.57          $16.20         $15.45

Total Return                                  87.90%         77.06%         (21.51)%     30.12%          4.85%(3)       63.93%(3)

Ratios/Supplemental Data

Net Assets, End of Period (000)               $322,981       $150,898       $72,696      $103,840        $66,368        $63,595

Ratio of Expenses to Average Net Assets       1.71%          1.76%          1.74%        1.70%           1.72%(4)       1.74%(4)

Ratio of Net Income to Average Net Assets     (1.06)%        (1.18)%        (1.38)%      (1.20)%         (1.44)%(4)     (0.16)%(4)

Ratio of Expenses to Average Net Assets       1.77%          1.81%          1.78%        1.79%           1.97%          ---
(excluding waivers)

Ratio of Net Income to Average Net Assets     %              %              %            %               %              %
(excluding waivers)

Portfolio Turnover Rate(5)                    178.77%        200.09%        135.61%      158.39%         64.44%(3)      283.67%(3)
----------------------------------------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

MID CAP CORE FUND

                                                                      Fiscal Year Ended October 31,

                                                        2000          1999         1998         1997         1996
Per Share Data

Net Asset Value, Beginning of Period                    $38.32        $38.01       $44.70       $41.58       $41.47

Investment Operations:

Net Investment Income (Loss)                            (0.05)(1)     0.02(2)      (0.14)(1)    (0.11)(2)    (0.04)(2)

Net Gains (Losses) on Investments (both realized        18.04         0.60         (2.09)       8.49         4.74
and unrealized)

Total From Investment Operations                        17.99         0.62         (2.23)       8.38         4.70

Less Distributions:

Dividends (from net investment income)                  ---           ---          ---          ---          ---

Distributions (from capital gains)                      (0.79)        (0.31)       (4.46)       (5.26)       (4.59)

Total Distributions                                     (0.79)        (0.31)       (4.46)       (5.26)       (4.59)

Net Asset Value, End of Period                          $55.52        $38.32       $38.01       $44.70       $41.58

Total Return                                            47.56%        1.56%        (5.66)%      22.44%       12.58%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $435,613      $359,947     $464,858     $569,028     $482,857

Ratio of Expenses to Average Net Assets                 0.95%         0.94%        0.88%        0.87%        0.88%

Ratio of Net Income to Average Net Assets               (0.13)%       0.04%        (0.32)%      (0.25)%      (0.10)%

Ratio of Expenses to Average Net Assets (excluding      0.97%         0.96%        0.95%        0.95%        0.95%
waivers)

Ratio of Net Income to Average Net Assets               %             %            %            %            %
(excluding waivers)

Portfolio Turnover Rate(3)                              204.56%       139.91%      77.39%       97.40%       103.34%
----------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SMALL CAP CORE FUND

                                                                           Fiscal Year Ended November 30,

                                                        Fiscal        1999         1998         1997         1996
                                                        Period
                                                        Ended
                                                        October
                                                        31, 2000(1)
Per Share Data

Net Asset Value, Beginning of Period                    $14.07        $12.02       $15.17       $13.49       $13.49

Investment Operations:

Net Investment Income (Loss)                            0.05          (0.03)       (0.02)       0.01         0.02

Net Gains (Losses) on Investments (both realized        4.10          2.13         (1.91)       2.50         1.05
and unrealized)

Total From Investment Operations                        4.15          2.10         (1.93)       2.51         1.07

Less Distributions:

Dividends (from net investment income)                  (0.03)        ---          ---          (0.01)       (0.02)

Distributions (from capital gains)                      (0.27)        (0.05)       (1.22)(2)    (0.82)       (1.05)

Total Distributions                                     (0.30)        (0.05)       (1.22)       (0.83)       (1.07)

Net Asset Value, End of Period                          $17.92        $14.07       $12.02       $15.17       $13.49

Total Return                                            30.01%(3)     17.57%       (13.90)%     19.77%       8.72%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $134,617      $111,643     $129,591     $211,643     $171,295

Ratio of Expenses to Average Net Assets                 0.98%(4)      0.96%        0.95%        0.95%        0.96%

Ratio of Net Income to Average Net Assets               0.29%(4)      (0.26)%      (0.16)%      0.01%        0.17%

Ratio of Expenses to Average Net Assets (excluding      1.39%         1.36%        1.35%        1.35%        1.06%
waivers)

Ratio of Net Income to Average Net Assets               %             %            %            %            %
(excluding waivers)

Portfolio Turnover Rate(5)                              91.35%(3)     72.08%       69.72%       80.23%       65.85%
---------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Includes distributions in excess of net realized gains of $0.03 per share.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

INTERNATIONAL FUNDS - CLASS S SHARES


               , 2001

ASSET CLASSES
(*)   EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
International
         FUNDS

CLASS S SHARES

EMERGING MARKETS FUND
INTERNATIONAL FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Emerging Markets Fund

International Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                    Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of the First American International Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Emerging Markets Fund

--------------------------------------------------------------------------------
OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Emerging Markets Fund invests primarily (at least 80% of its total assets) in equity securities of emerging markets issuers. Normally, the fund will invest in securities of issuers from at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

* those that have an emerging stock market (as defined by the International Financial Corporation).

*    those with low- to middle-income economies (according to the World Bank).

*    those listed in World Bank publications as "developing."

A company is considered to be an emerging markets issuer if any of the following apply:

* its securities are principally traded in an emerging market (including Hong Kong and Singapore).

* it derives at least 50% of its total revenue from goods produced, sales made or services performed in emerging markets countries (including Hong Kong and Singapore).

* it maintains 50% or more of its assets in one or more emerging markets countries (including Hong Kong and Singapore).

* it is organized under the laws of, or has a principal office in, an emerging markets country (including Hong Kong and Singapore).

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER CAPITALIZATION COMPANIES. Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1994     (18.10)%

1995     (21.77)%

1996     29.31%

1997     (1.27)%

1998     (30.08)%

1999     60.16%

2000     22.89%


Best Quarter:        Quarter ending     December 31, 1999      49.04%

Worst Quarter:       Quarter ending     March 31, 1995         (30.83)%

AVERAGE ANNUAL TOTAL RETURNS                                   Inception    One Year     Five Years      Since
AS OF 12/31/00                                                 Date                                      Inception
Emerging Markets Fund (Class A)(2)                             11/9/93      (22.89)%     1.97%           (3.41)%

Morgan Stanley Capital International Emerging Markets Free                  (30.61)%     (4.17)%         (2.64)%
Index(3)
------------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was        %.

(2)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index of securities from emerging markets that are open to foreign investors. The since inception performance of the index is calculated from 11/30/93.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          1.25%

Distribution and Service (12b-1) Fees                                    None

Other Expenses                                                           %

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.46%
                                                                       ---------

Total Gross Fees                                                         1.96%

Waiver of Fund Expenses(1)                                               (0.26)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.70%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.70%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                               $

 3 years                                                              $

 5 years                                                              $

10 years                                                              $

International FUND

--------------------------------------------------------------------------------
OBJECTIVE

International Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 80% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

*    that are domiciled in countries other than the United States, or

* that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies' balance sheets, market share and strength of management.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER CAPITALIZATION COMPANIES. Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1995     9.20%

1996     10.00%

1997     4.70%

1998     17.45%

1999     50.47%

2000     (15.46)%


Best Quarter:        Quarter ending     December 31, 1999      27.46%

Worst Quarter:       Quarter ending     September 30, 1998     (17.15)%

AVERAGE ANNUAL TOTAL RETURNS                       Inception      One Year       Five Years      Since
AS OF 12/31/00(2)                                  Date                                          Inception
International Fund                                 4/24/94        (15.66)%%      11.41%          9.96%

Morgan Stanley Capital International Europe,                      (14.71)%       7.13%           7.55%
Australasia, Far East Index(3)
----------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)On 9/ /01, First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund. Clay Finlay Inc. was the sub advisor for Firstar International Growth Fund and will manage the merged First American International Fund. The performance history presented is that of Firstar International Growth Fund.

(3)An unmanaged index including approximately 1,100 companies representing the stock markets of 20 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The since inception performance of the index is calculated from 4/30/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. The figures below are based on expenses during the fiscal year ended September 30, 2000.(1)


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          1.25%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                0.55%
                                                                       ---------

Total Gross Fees                                                         1.65%

Waiver of Fund Expenses                                                  (0.05)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.60%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.60%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $168

 3 years                                                                $520

 5 years                                                                $897

10 years                                                                $1,955

Policies & Services
Buying and Selling Shares

Class S shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor. Class S shares are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts. Class S shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class S shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class S shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Each fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of a fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redempthion In-Kind."

--------------------------------------------------------------------------------
COMPENSATION PAID TO FINANCIAL INSTITUTIONS

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income, if any, are declared and paid annually. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

FOREIGN TAX CREDITS. The funds may be required to pay withholding and other taxes imposed by foreign countries. If a fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If a fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 2000, after taking into account any fee waivers, the funds paid the following investment advisory fees to U.S. Bancorp Piper Jaffray Asset Management:



                                 Advisory fee as a % of average daily net assets

Emerging Markets Fund            1.06%

International Fund               1.09%


Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Sub-Advisor
Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transaction for the fund. Clay Finlay has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm, headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of Global, International (Diversified and Concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of June 30, 2000, Clay Finlay had $5.7 billion in assets under management.

Sub-Advisor
Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to Emerging Markets Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Marvin & Palmer has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic, and emerging markets equity portfolios, principally for institutional accounts. As of September 30, 2000, the sub-advisor managed a total of approximately $10.2 billion in investments.

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Emerging Markets Fund's investments are managed by a team of persons associated with Marvin & Palmer. International Fund's investments are managed by a team of persons associated with Clay Finlay Inc.

More About the Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time in an annual portfolio turnover rate of over 100%. With the exception of Emerging Markets Fund for the fiscal year ended September 30, 1998, the Funds have each had portfolio turnover rates near or in excess of 100% for the last five fiscal years. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

FOREIGN TAX RISK. Each fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by a fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF EMERGING MARKETS. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER CAPITALIZATION COMPANIES. The securities of smaller capitalization companies involve substantial risk. Smaller capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the sub-advisor's ability to make investment decisions which are suited to achieving the funds' investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When International Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the fund's advisor has determined are creditworthy under guidelines established by the board of directors.

EURO CONVERSION. On January 1, 1999, the European Union introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Participating countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.

Whether the Euro conversion will materially affect the funds' performance is uncertain. Each fund may be affected by the Euro's impact on the business or financial condition of European issuers held by that fund. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among participating countries may change the economic environment and behavior of investors, particularly in European markets. To the extent a fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar. Financial Highlights

Financial Highlights
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class S shares of International Fund. This information is intended to help you understand the fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by ________________________, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

No information is presented for Emerging Markets Fund as Class S shares of the fund were not offered prior to the date of this prospectus.


INTERNATIONAL FUND

                                                                              Fiscal Year Ended November 30,

                                                        Fiscal        1999         1998         1997         1996
                                                        Period
                                                        Ended
                                                     October 31,
                                                       2000(1)
Per Share Data

Net Asset Value, Beginning of Period                    $17.00        $13.25       $11.97       $12.03       $10.75

Investment Operations:

Net Investment Income (Loss)                            (0.13)(2)     (0.01)       ---          (0.03)       0.01

Net Gains (Losses) on Investments (both realized and    (0.45)        4.55         1.78         0.33         1.27
unrealized)

Total From Investment Operations                        (0.48)        4.54         1.78         0.30         1.28

Less Distributions:

Dividends (from net investment income)                  (0.11)        (0.04)(3)    (0.07)(3)    (0.05)(3)    ---

Distributions (from capital gains)                      (1.52)        (0.75)       (0.43)       (0.31)       ---

Total Distributions                                     (1.63)        (0.79)       (0.50)       (0.36)       ---

Net Asset Value, End of Period                          $14.89        $17.00       $13.25       $11.97       $12.03

Total Return(4)                                         (3.59)%(5)    36.61%       15.37%       2.59%        11.91%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $16,373       $11,307      $8,058       $6,798       $6,059

Ratio of Expenses to Average Net Assets                 1.58%(6)      1.56%        1.58%        1.59%        1.44%

Ratio of Net Income to Average Net Assets               (0.26)%(6)    0.00%        0.01%        (0.21)%      0.16%

Ratio of Expenses to Average Net Assets (excluding      1.76%         1.75%        1.75%        1.75%        1.76%
waivers)

Ratio of Net Income to Average Net Assets (excluding    %             %            %            %            %
waivers)

Portfolio Turnover Rate(7)                              90.01%(5)     93.73%       88.95%       75.18%       77.63%
----------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)Includes distributions in excess of net investment income for the periods ended November 30, 1999, 1998, 1997 or $0.01, $0.07 and $0.02 per share, respectively.

(4)The total return calculation does not reflect the maximum sales charge of 5.50%.

(5)Not annualized.

(6)Annualized.

(7)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

SECTOR FUNDS - CLASS ABC SHARES


             , 2001

ASSET CLASSES
(*)   EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
Sector
      FUNDS

CLASS A, CLASS B, AND CLASS C SHARES

SCIENCE & TECHNOLOGY FUND



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summary

Science & Technology Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Fund

Financial Highlights

For More Information                   Back Cover

FUND SUMMARY
Introduction

This section of the prospectus describes the objective of the First American Science & Technology Fund, summarizes the main investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Science & Technology FUND

--------------------------------------------------------------------------------
OBJECTIVE

Science & Technology Fund has an objective of long-term after-tax growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Science & Technology Fund invests primarily (at least 80% of its total assets) in equity securities of companies principally engaged in science and technology business activities. The fund considers science and technology sectors to include companies whose primary business is to provide goods or services in the fields of science (e.g., health and medical) or technology (e.g., computers and communications). These may include companies that:

*    make or sell products used in health care.

*    make or sell medical equipment and devices and related technologies.

* make or sell software or information-based services and consulting, communications and related services.

*    design, manufacture or sell electronic components and systems.

* research, design, develop, manufacture or distribute products, processes or services that relate to hardware technology within the computer industry.

* develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors.

* engage in the development, manufacturing or sale of communications services or communications equipment.

The advisor believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. The fund's investments may include development stage companies (companies that do not have significant revenues) and small- and mid-capitalization companies.

The advisor seeks to achieve high after-tax returns by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax) and to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the main strategies used in the tax-efficient management of the fund are the following

* investing primarily in lower-yielding growth stocks to minimize taxable dividend income.

*    employing a long-term, low turnover approach to investing.

*    attempting to avoid net realized short-term gains.

* selling stocks trading below cost to realize losses (when appropriate) in order to offset realized capital gains that would otherwise have to be distributed to shareholders.

* selling the highest cost shares when selling appreciated stocks in order to minimize realized capital gains.

* selectively using tax-advantaged hedging techniques as an alternative to taxable sales (such as purchased put options, equity collars, equity swaps, covered short sales, and the purchase or sale of stock index futures contracts).

As a result of its tax-efficient strategy, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF THE SCIENCE AND TECHNOLOGY SECTOR. Because the fund invests primarily in science and technology related stocks, it is particularly susceptible to risks associated with the science and technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

RISKS OF DEVELOPMENT STAGE AND SMALL-CAP AND MID-CAP STOCKS. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's Class B shares has varied from year to year. However, because the fund was first offered in 1999, only one calendar year of performance information is presented. The performance of Class A shares will be higher because of their lower expenses. The performance of Class C shares will be similar to Class B shares due to their similar expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class A and Class C shares, because those shares have not been offered prior to the date of this propsecuts. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

On ______________, the fund changed its investment objective to manage the portfolio of securities on a tax efficient basis. Performance prior to this date does not reflect this management strategy.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class B)(1),(2)

2000     (20.67)%


Best Quarter:        Quarter ending     March 31, 2000         21.23%

Worst Quarter:       Quarter ending     December 31, 2000      (35.07)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                   Inception Date      One Year         Since Inception
12/31/00(2)                                                                               (Class B)
Science & Technology Fund (Class B)                  8/9/99              -24.64%          26.85%

Standard & Poor's Technology Composite Index(3)                           %               %

Nasdaq 100 Index(4)                                                       -36.83%         4.19%

Lipper Science & Technology Average(5)                                    -30.27%         11.83%
---------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)On 9/___/01, the Science & Technology Fund became the successor by merger to the Firstar Science & Technology Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Science & Technology Fund. The Firstar Science & Technology Fund was organized on 12/11/00 and, prior to that was a separate series of Firstar Stellar Funds, Inc.

(3)An unmanaged index comprised of technology stocks in the Standard & Poor's 500 Composite Stock Price Index, which is an unmanaged index of large capitalization stocks. Previously, the fund used the Nasdaq 100 Index as a benchmark. Going forward, the fund will use the Standard & Poor's Technology Composite Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 8/31/99.

(4)A market capitalization-weighted index that includes 100 of the largest financial companies, domestic and foreign, in the Nasdaq National Market. The since inception performance of the index is calculated from 8/31/99.

(5)A composite average of similar funds as categorized by Lipper, Inc. The since inception performance of the average is calculated from 8/31/99.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES                                                   Class A             Class B           Class C
Maximum Sales Charge (Load) as a % of offering price               5.50%(1)            0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original            0.00%(2)            5.00%             1.00%
purchase price or redemption proceeds, whichever is less

Annual Maintenance Fee(3)                                          $25                 $25               $25
only charged to accounts with balances below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                    0.70%               0.70%             0.70%

Distribution and Service (12b-1) Fees                              0.25%               1.00%             1.00%

Other Expenses(4)                                                  0.53%               0.53%             0.53%
                                                                 -----------------------------------------------

Total Gross Fees                                                   1.48%               2.23%             2.23%

Waiver of Fund Expenses(5)                                         (0.25)%             (0.25)%           (0.25)%

TOTAL ANNUAL FUND OPERATING EXPENSES                               1.23%               1.98%             1.98%
----------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares-- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.23%, 1.98% and 1.98%, respectively, for Class A, Class B and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                Class A     Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                            redemption at end    redemption at end     redemption at end     no redemption at
                            of each period       of each period        of each period        end of each period
 1 year         $672        $726                 $226                  $424                  $324

 3 years        $983        $1,097               $697                  $790                  $790

 5 years        $1,315      $1,395               $1,195                $1,283                $1,283

10 years        $2,253      $2,227               $2,227                $2,639                $2,639

POLICIES & SERVICES
Buying Shares

You may become a shareholder in the fund with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The fund has the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

CLASS A SHARES. If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

*    a front-end sales charge, described below.

* lower annual expenses than Class B or Class C shares. See "Fund Summary" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

* orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

* orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS B SHARES. If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However, Class B shares do have:

* higher annual expenses than Class A shares. See "Fund Summary -- Fees and Expenses."

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

CLASS C SHARES. These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. See "Fund Summary -- Fees and Expenses."

*    no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.

--------------------------------------------------------------------------------
12b-1 FEES

The fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                  12b-1 fees are equal to:

Class A shares       0.25% of average daily net assets

Class B shares       1% of average daily net assets

Class C shares       1% of average daily net assets


Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The fund's distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions, and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. The fund's distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The fund's distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares -- Class B shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.


                                                       Sales Charge

                                as a % of Purchase Price      as a % of Net Amount          Maximum Reallowance as a %
                                                              Invested                      of Purchase Price
Less than $ 50,000              5.50%                         5.82%                         5.00%

$ 50,000 - $ 99,999             4.50%                         4.71%                         4.00%

$100,000 - $249,999             3.50%                         3.63%                         3.25%

$250,000 - $499,999             2.50%                         2.56%                         2.25%

$500,000 - $999,999             2.00%                         2.04%                         1.75%

$1 million and over              0%                            0%                            0%


REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the fund of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The fund's distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

*    redemptions required as a result of over contribution to an IRA plan.

CLASS B SHARES. Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.35% of the amount invested to investment professionals and financial institutions which sell Class B shares. The fund's distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Year since purchase                 CDSC as a % of the value of your shares

First                               5%

Second                              5%

Third                               4%

Fourth                              3%

Fifth                               2%

Sixth                               1%

Seventh                             0%

Eighth                              0%



Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2001, they will convert to Class A shares on June 1, 2009.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

*    redemptions required as a result of over contribution to an IRA plan.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the fund's distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. Additionally, the advisor may pay its affiliated broker-dealer, U.S. Bancorp Piper Jaffray Inc., an additional commission of up to 3% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the fund's distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 1-800-637-2548 before the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the fund's custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name, account number and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may purchase additional shares by mailing your check to First American Funds at the same address.

Please note the following:

*    all purchases must be made in U.S. dollars.

* third party checks, credit cards, credit card checks, and cash are not accepted.

* if a check does not clear your bank, the fund reserves the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 1-800-637-2548.

Selling Shares

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, the fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The fund reserves the right to limit telephone exchanges to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:

*    name of the fund.

*    account number.

*    dollar amount or number of shares redeemed.

*    name on the account.

*    signatures of all registered account owner.

Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

*    your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund, you may reinvest Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

ACCOUNTS WITH LOW BALANCES

Except for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

*    deduct a $25 annual account maintenance fee, or

* close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

Managing Your Investment

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. You may exchange shares by calling your investment professional, your financial institution, or the funds direct, provided that both funds have identical shareholder registrations. To request an exchange through the funds, call Investor Services at 1-800-637-2548. Your instructions must be received before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of in cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from the fund's net investment income are declared and paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form, or by writing to the fund, your investment professional or your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. The fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account). The fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of capital gains.

Dividends from the fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of the fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of the fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

TAX MANAGED STRATEGY. As a result of its tax-efficient strategies, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

The fund pays the investment advisor a monthly fee equal to 0.70% of the fund's average daily net assets for providing investment advisory services.

Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S., Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

The fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

ADDITIONAL INFORMATION
More About The Fund

--------------------------------------------------------------------------------
OBJECTIVES

The fund's objective, which is described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objective changes, you will be notified at least 30 days in advance. Please remember: There is no guarantee that the fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The fund's main investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objective. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep the fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Although the fund normally seeks to invest for the long term, under certain market conditions, the fund may sell securities regardless of how long they have been held. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the fund are summarized in the "Fund Summary" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

RISKS OF THE HEALTH SCIENCES SECTOR. The fund invests in equity securities of companies which develop, produce or distribute products or services connected with health care or medicine. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.

RISKS OF THE TECHNOLOGY SECTOR. The fund invests in equity securities of companies which the fund's advisor believes have, or will develop, products, processes or services that will provide or benefit significantly from technological advances and improvements. Competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

RISKS OF DEVELOPMENT STAGE AND SMALL-CAP STOCKS. The fund may have significant investments in development stage and small-capitalization companies. Stocks of development stage and small-capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small-capitalization companies at the desired time and price.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or futures contracts.

FOREIGN SECURITY RISK. Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. The fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When the fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the fund's advisor has determined are creditworthy under guidelines established by the fund's board of directors.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A and Class B shares of Science & Technology Fund. This information is intended to help you understand the fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. No information is presented for Class C shares as those shares were not offered prior to the date of this prospectus. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by _________________________, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


SCIENCE & TECHNOLOGY FUND

Class A                                                              Fiscal Period March 31, 2000(1)
                                                                     through October 31, 2000(2)
Per Share Data

Net Asset Value, Beginning of Period                                 $21.93

Investment Operations:

Net Investment Income (Loss)                                         (0.07)

Net Gains (Losses) on Investments (both realized and                 (2.43)
unrealized)

Total From Investment Operations                                     (2.50)

Less Distributions:

Dividends (from net investment income)                               ---

Distributions (from capital gains)                                   ---

Total Distributions                                                  ---

Net Asset Value, End of Period                                       $19.43

Total Return(3)                                                      (11.40)%(4)

Ratios/Supplemental Data

Net Assets, End of Period (000)                                      $1,944

Ratio of Expenses to Average Net Assets                              1.64%(5)

Ratio of Net Income (Loss) to Average Net Assets                     (1.47)%(5)

Ratio of Expenses to Average Net Assets (excluding                   1.73%
waivers)

Ratio of Net Income (Loss) to Average Net Assets                     %
(excluding waivers)

Portfolio Turnover Rate(6)                                           84.55%
----------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(3)The total return calculation does not reflect the maximum sales charge of 5.50%.

(4)Not annualized.

(5)Annualized.

(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Class B                                                           Fiscal Period Ended     Fiscal Period August
                                                                  October 31, 2000(1)     9, 1999(2) through
                                                                                          November 30, 1999
Per Share Data

Net Asset Value, Beginning of Period                              $14.52                  $10.00

Investment Operations:

Net Investment Income (Loss)                                      (0.27)(3)               ---

Net Gains (Losses) on Investments (both realized                  5.11                    4.52
and unrealized)

Total From Investment Operations                                  4.84                    4.52

Less Distributions:

Dividends (from net investment income)                            ---                     ---

Distributions (from capital gains)                                ---                     ---

Total Distributions                                               ---                     ---

Net Asset Value, End of Period                                    $19.36                  $14.52

Total Return(4)                                                   33.33%(5)               45.20%(5)

Ratios/Supplemental Data

Net Assets, End of Period (000)                                   $13,465                 $1,345

Ratio of Expenses to Average Net Assets                           2.09%(6)                1.94%(6)

Ratio of Net Income (Loss) to Average Net Assets                  (1.63)%                 (1.19)%

Ratio of Expenses to Average Net Assets (excluding                2.19%                   2.09%
waivers)

Ratio of Net Income (Loss) to Average Net Assets                  %                       %
(excluding waivers)

Portfolio Turnover Rate(7)                                        84.55%(5)               16.00%(5)
--------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Commencement of operations.

(3)Net investment (loss) per share represents net investment (loss) divided by the average shares outstanding throughout the period.

(4)The total return calculation does not reflect the maximum deferred sales charge of 5.00%.

(5)Not annualized.

(6)Annualized.

(7)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the fund is available in the fund's Statement of Additional Information, and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual report by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

SECTOR FUNDS -- CLASS S SHARES


                , 2001

ASSET CLASSES
(*)   EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN
Sector
       FUNDS

CLASS S SHARES


HEALTH SCIENCES FUND
REAL ESTATE SECURITIES FUND
SCIENCE & TECHNOLOGY FUND
TECHNOLOGY FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Health Sciences Fund

Real Estate Securities Fund

Science & Technology Fund

Technology Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                     Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of the First American Sector Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Health Sciences FUND

--------------------------------------------------------------------------------
OBJECTIVE

Health Sciences Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Health Sciences Fund invests primarily (at least 80% of its total assets) in common stocks of companies which develop, produce or distribute products or services connected with health care or medicine, and which derive at least 50% of their assets, revenues or profits from these products or services at the time of investment.

Examples of products or services connected with health care or medicine include:

*    pharmaceuticals.

*    health care services and administration.

*    diagnostics.

*    medical equipment and supplies.

*    medical technology.

*    medical research and development.

The fund's advisor will invest in companies that it believes have the potential for above average growth in revenue and earnings as a result of new or unique products, processes or services; increasing demand for a company's products or services; established market leadership; or exceptional management.

The fund's investments may include development stage companies (companies that do not have significant revenues) and small- and mid-capitalization companies. The fund may also invest in real estate investment trusts (REITs) that finance medical care facilities. REITs are publicly traded corporations or trusts that acquire, hold and manage real estate.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF THE HEALTH SCIENCES SECTOR. Because the fund invests primarily in stocks related to health care or medicine, it is particularly susceptible to risks associated with the health sciences industries. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services in these industries.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF DEVELOPMENT STAGE, SMALL- AND MID-CAP STOCKS. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). REITs will be affected by changes in the values of and incomes from the properties they own or the credit quality of the mortgages they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1997     16.14%

1998     (6.94)%

1999     (1.32)%

2000     46.88%


Best Quarter:        Quarter ending     June 30, 2000          20.06%

Worst Quarter:       Quarter ending     September 30, 1998     (22.34)%

AVERAGE ANNUAL TOTAL RETURNS                          Inception Date      One Year          Since
AS OF 12/31/00                                                                              Inception
Health Sciences Fund (Class A)(2)                     1/31/96             46.88%            9.47%

Standard & Poor's Health Care Composite Index(3)                          35.94%            23.02%

Lipper Health/Biotechnoloy Funds Average(4)                               54.98%            18.87%
-----------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index comprised of health care stocks in the Standard & Poor's 500 Composite Stock Price Index, which is an unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 1/31/96.

(4)A composite average of similar funds as categorized by Lipper Inc. The since inception performance of the average is calculated from 1/31/96.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.58%
                                                                       ---------

Total Gross Fees                                                         1.53%

Waiver of Fund Expenses(1)                                               (0.30)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.23%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.23%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $156

 3 years                                                                $483

 5 years                                                                $834

10 years                                                                $1,824

Real Estate Securities FUND

--------------------------------------------------------------------------------
OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its total assets) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

* equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

* mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

* hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF THE REAL ESTATE INDUSTRY. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1996     30.63%

1997     19.21%

1998     (16.16)%

1999     (3.91)%

2000     31.96%


Best Quarter:        Quarter ending     December 31, 1996      16.59%

Worst Quarter:       Quarter ending     September 30, 1998     (9.78)%

AVERAGE ANNUAL TOTAL RETURNS                      Inception       One Year     Five Years     Since
AS OF 12/31/00(1)                                 Date                                        Inception
Real Estate Securities Fund (Class A)(2)          9/29/95         31.96%       10.61%         11.21%

Morgan Stanley REIT Index(3)                                      27.45%       10.25%         10.65%

Lipper Real Estate Funds Average(4)                               25.62%       10.08%         10.36%
-------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was        %.

(2)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index of the most actively traded real estate investment trusts. The since inception performance for the index is calculated from 9/30/95.

(4)A composite average of similar funds as categorized by Lipper Inc. The since inception performance of the average is calculated from 9/30/95.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.44%
                                                                       ---------

Total Gross Fees                                                         1.39%

Waiver of Fund Expenses(1)                                               (0.16)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.23%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.23%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $142

 3 years                                                                $440

 5 years                                                                $461

10 years                                                                $1,669

Science & Technology FUND

--------------------------------------------------------------------------------
OBJECTIVE

Science & Technology Fund has an objective of long-term after-tax growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Science & Technology Fund invests primarily (at least 80% of its total assets) in equity securities of companies principally engaged in science and technology business activities. The fund considers science and technology sectors to include companies whose primary business is to provide goods or services in the fields of science (e.g., health and medical) or technology (e.g., computers and communications). These may include companies that:

*    make or sell products used in health care.

*    make or sell medical equipment and devices and related technologies.

* make or sell software or information-based services and consulting, communications and related services.

*    design, manufacture or sell electronic components and systems.

* research, design, develop, manufacture or distribute products, processes or services that relate to hardware technology within the computer industry.

* develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors.

* engage in the development, manufacturing or sale of communications services or communications equipment.

The advisor believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. The fund's investments may include development stage companies (companies that do not have significant revenues) and small- and mid-capitalization companies.

The advisor seeks to achieve high after-tax returns by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax) and to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the main strategies used in the tax-efficient management of the fund are the following

* investing primarily in lower-yielding growth stocks to minimize taxable dividend income.

*    employing a long-term, low turnover approach to investing.

*    attempting to avoid net realized short-term gains.

* selling stocks trading below cost to realize losses (when appropriate) in order to offset realized capital gains that would otherwise have to be distributed to shareholders.

* selling the highest cost shares when selling appreciated stocks in order to minimize realized capital gains.

* selectively using tax-advantaged hedging techniques as an alternative to taxable sales (such as purchased put options, equity collars, equity swaps, covered short sales, and the purchase or sale of stock index futures contracts).

As a result of its tax-efficient strategy, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF THE SCIENCE AND TECHNOLOGY SECTOR. Because the fund invests primarily in science and technology related stocks, it is particularly susceptible to risks associated with the science and technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

RISKS OF DEVELOPMENT STAGE AND SMALL-CAP AND MID-CAP STOCKS. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because the fund was first offered in 1999, only one calendar year of performance information is available.The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Because Class S Shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class B shares, which are offered through another prospectus. The classes will have similar returns, because they are invested in the same portfolio of securities, although returns for Class B shares will be lower because Class B shares have higher expenses.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

On ________________, the fund changed its investment objective to manage its portfolio of securities on a tax efficient basis. Performance prior to this date does not reflect this management strategy.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class B)(1),(2)

2000     (20.67)%


Best Quarter:        Quarter ending     March 31, 2000         21.23%

Worst Quarter:       Quarter ending     December 31, 2000      (35.07)%

AVERAGE ANNUAL TOTAL RETURNS                           Inception Date    One Year       Since
AS OF 12/31/00(2)                                                                       Inception
Science & Technology Fund (Class B)(3)                 8/9/99            -24.64%        26.84%

Standard & Poor's Technology Composite Index(4)                          (39.90)%       %

Nasdaq 100 Index(5)                                                      -36.83%        4.19%

Lipper Science & Technology Average(6)                                   -30.27%        11.83%
-------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)On 9/___/01, the Science & Technology Fund became the successor by merger to the Firstar Science & Technology Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Science & Technology Fund. The Firstar Science & Technology Fund was organized on 12/11/00 and, prior to that was a separate series of Firstar Stellar Funds, Inc.

(3)Class B share returns do not reflect the contingent deferred sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)An unmanaged index comprised of technology stocks in the Standard & Poor's 500 Composite Stock Price index, which is an unmanaged index of large capitalization stocks. Previously, the fund used the Nasdaq 100 Index as a benchmark. Going forward, the fund will use the Standard & Poor's Technology Composite Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 8/31/99.

(5)A market capitalization-weighted index that includes 100 of the largest financial companies, domestic and foreign, in the Nasdaq National Market. The since inception performance of the index is calculated from 8/31/99.

(6)A composite average of similar funds as categorized by Lipper Inc. The since inception performance of the average is calculated from 8/31/99.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                0.53%
                                                                       ---------

Total Gross Fees                                                         1.48%

Waiver of Fund Expenses(2)                                               (0.25)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.23%
--------------------------------------------------------------------------------

(1)"Miscellaneous - Other Expenses" are estimated for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.23%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $156

 3 years                                                                $483

 5 years                                                                $834

10 years                                                                $1,824

Technology FUND

--------------------------------------------------------------------------------
OBJECTIVE

Technology Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Technology Fund invests primarily (at least 80% of its total assets) in common stocks of companies which the fund's advisor believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

*    inexpensive computing power, such as personal computers.

*    improved methods of communications, such as satellite transmission.

*    technology related services such as internet related marketing services.

The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small capitalization companies. The advisor will generally select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF THE TECHNOLOGY SECTOR. Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

RISKS OF DEVELOPMENT STAGE AND SMALL-CAP STOCKS. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1995     40.93%

1996     22.12%

1997     6.91%

1998     32.47%

1999     191.79%

2000     (45.85)%


Best Quarter:        Quarter ending     December 31, 1999      80.60%

Worst Quarter:       Quarter ending     December 31, 2000      (45.71)%

AVERAGE ANNUAL TOTAL RETURNS AS OF                Inception      One Year       Five Years      Since
12/31/00(2)                                       Date                                          Inception
Technology Fund (Class A)(3)                      4/4/94         (45.85)%       22.27%          26.32%

S & P Technology Composite Index(4)                              (39.90)%       26.18%          28.16%

Lipper Science & Technology Funds Average(5)                     (33.79)%       23.42%          23.30%
--------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was        %.

(2)Technology Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.

(3)Class A share returns do not reflect the 5.50% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(4)An unmanaged index comprised of technology stocks in the Standard & Poor's 500 Composite Stock Price Index, which is an unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 4/30/94.

(5)A composite average of similar funds as categorized by Lipper, Inc. The since inception performance of the average is calculated from 4/30/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   0.37%
                                                                       ---------

Total Gross Fees                                                         1.32%

Waiver of Fund Expenses(1)                                               (0.09)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.23%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.23%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $134

 3 years                                                                $418

 5 years                                                                $723

10 years                                                                $1,590

POLICIES & SERVICES
Buying and Selling Shares

Class S shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor. Class S shares are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts. Class S shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class S shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class S shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash.
See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

--------------------------------------------------------------------------------
COMPENSATION PAID TO FINANCIAL INSTITUTIONS

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange.

There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions ill consist primarily of ordinary income in the case of Real Estate Securities Fund and capital gains in the case of the other funds.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

TAX MANAGED STRATEGY. As a result of its tax-efficient strategies, the Science & Technology Fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 2000, after taking into account any fee waivers, the funds paid the following investment advisory fees to U.S. Bancorp Piper Jaffray Asset Management:



                                 Advisory fee as a % of average daily net assets

Health Sciences Fund             0.41%

Real Estate Securities Fund      0.51%

Science & Technology Fund(1)     0.70%

Technology Fund                  0.70%

(1)Contractual advisory fee for the current fiscal year.

Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios,

Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. For the fiscal years ended September 30, 1996 through September 30, 2000, Technology Fund had portfolio turnover rates in excess of 100%. For the fiscal year ended September 30, 2000, Health Sciences Fund had a portfolio turnover rate in excess of 100%. Science & Technology Fund has an investment objective to manage its portfolio of securities on a tax efficient basis, and is therefore expected to have a lower portfolio turnover rate. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

RISKS OF THE HEALTH SCIENCES SECTOR. Health Sciences Fund and Science & Technology Fund invest in equity securities of companies which develop, produce or distribute products or services connected with health care or medicine. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.

RISKS OF THE REAL ESTATE SECTOR. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

RISKS OF THE TECHNOLOGY SECTOR. Technology Fund and Science & Technology Fund invest in equity securities of companies in the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

RISKS OF DEVELOPMENT STAGE AND SMALL-CAP STOCKS. Health Sciences Fund, Technology Fund and Science & Technology Fund may have significant investments in development stage and small-capitalization companies. Stocks of development stage and small-capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small-capitalization companies at the desired time and price.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Technology Fund, Health Sciences Fund and Science & Technology Fund may frequently invest in companies at the time of their IPO. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). Real Estate Securities Fund invests a majority of its assets in REITs and Health Sciences Fund also may invest in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of some of the REITs in which the fund invests.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or futures contracts.

FOREIGN SECURITY RISK. Up to 25% of each fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Class S shares of the funds were not offered prior to the date of this prospectus.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

SECTOR FUNDS -- CLASS Y SHARES


               , 2001

ASSET CLASSES
(*)   EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN
Sector
       FUNDS

CLASS Y SHARES

SCIENCE & TECHNOLOGY FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summary

Science & Technology Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Fund

Financial Highlights

For More Information                   Back Cover

FUND SUMMARY
Introduction

This section of the prospectus describes the objective of the First American Science & Technology Fund, summarizes the main investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Science & Technology FUND

--------------------------------------------------------------------------------
OBJECTIVE

Science & Technology Fund has an objective of long-term after-tax growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Science & Technology Fund invests primarily (at least 80% of its total assets) in equity securities of companies principally engaged in science and technology business activities. The fund considers science and technology sectors to include companies whose primary business is to provide goods or services in the fields of science (e.g., health and medical) or technology (e.g., computers and communications). These may include companies that:

*    make or sell products used in health care.

*    make or sell medical equipment and devices and related technologies.

* make or sell software or information-based services and consulting, communications and related services.

*    design, manufacture or sell electronic components and systems.

* research, design, develop, manufacture or distribute products, processes or services that relate to hardware technology within the computer industry.

* develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors.

* engage in the development, manufacturing or sale of communications services or communications equipment.

The advisor believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. The fund's investments may include development stage companies (companies that do not have significant revenues) and small- and mid-capitalization companies.

The advisor seeks to achieve high after-tax returns by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax) and to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the main strategies used in the tax-efficient management of the fund are the following

* investing primarily in lower-yielding growth stocks to minimize taxable dividend income.

*    employing a long-term, low turnover approach to investing.

*    attempting to avoid net realized short-term gains.

* selling stocks trading below cost to realize losses (when appropriate) in order to offset realized capital gains that would otherwise have to be distributed to shareholders.

* selling the highest cost shares when selling appreciated stocks in order to minimize realized capital gains.

* selectively using tax-advantaged hedging techniques as an alternative to taxable sales (such as purchased put options, equity collars, equity swaps, covered short sales, and the purchase or sale of stock index futures contracts).

As a result of its tax-efficient strategy, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF THE SCIENCE AND TECHNOLOGY SECTOR. Because the fund invests primarily in science and technology related stocks, it is particularly susceptible to risks associated with the science and technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

RISKS OF DEVELOPMENT STAGE AND SMALL-CAP AND MID-CAP STOCKS. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because the Class Y shares of the fund were first offered in 1999, only one calendar year of performance is presented. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

On _____________, the fund changed its investment objective to manage its portfolio of securities on a tax efficient basis. Performance prior to this date does not reflect this management strategy.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

2000     (20.11)%


Best Quarter:        Quarter ending     March 31, 2000         21.49%

Worst Quarter:       Quarter ending     December 31, 2000      (34.98)%

AVERAGE ANNUAL TOTAL RETURNS                            Inception Date    One Year       Since
AS OF 12/31/00(2)                                                                        Inception
Science & Technology Fund                               8/9/99            -20.11%        30.40%

Standard & Poor's Technology Composite Index(3)                           %              %

Nasdaq 100 Index(4)                                                       -36.83%        4.19%

Lipper Science & Technology Average(5)                                    -30.27%        11.83%
--------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)On 9/___/01, the Science & Technology Fund became the successor by merger to the Firstar Science & Technology Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Science & Technology Fund. The Firstar Science & Technology Fund was organized on 12/11/00 and, prior to that was a separate series of Firstar Stellar Funds, Inc.

(3)An unmanaged index comprised of technology stocks in the Standard & Poor's 500 Composite Stock Price Index, which is an unmanaged index of large capitalization stocks. Previously, the fund used the Nasdaq 100 Index as a benchmark. Going forward, the fund will use the Standard & Poor's Technology Composite Index as a comparison, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 8/31/99.

(4)A market capitalization-weighted index that includes 100 of the largest financial companies, domestic and foreign, in the Nasdaq National Market. The since inception performance of the index is calculated from 8/31/99.

(5)A composite average of similar funds as categorized by Lipper, Inc. The since inception performance of the average is calculated from 8/31/99.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.53%
                                                                       ---------

Total Gross Fees                                                         1.23%

Waiver of Fund Expenses(2)                                               (0.25)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.98%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.98%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $125

 3 years                                                                $390

 5 years                                                                $676

10 years                                                                $1,489

POLICIES & SERVICES
Buying and Selling Shares

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the fund's distributor. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. Class Y shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class Y shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the fund's board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the fund must receive your purchase order by 3:00 p.m. Central time and the fund's custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the fund must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the fund. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the fund receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, the fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from the fund's net investment income are declared and paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. The fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from the fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of the fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The fund expects that, as a result of its investment objective and strategies, its distributions will consist primarily of capital gains.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of the fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

TAX MANAGED STRATEGY. As a result of its tax-efficient strategies, the fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the fund's investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the fund's business and investment activities, subject to the authority of the board of directors.

The fund pays the investment advisor a monthly fee equal to 0.70% of the fund's average daily net assets for providing investment advisory services.

Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S., Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

The fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

ADDITIONAL INFORMATION
More About The Fund

--------------------------------------------------------------------------------
OBJECTIVES

The fund's objectives, which are described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that the fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The fund's main investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objective. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep the fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Portfolio managers for the fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the fund are summarized in the "Fund Summary" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

RISKS OF THE HEALTH SCIENCES SECTOR. The fund invests in equity securities of companies which develop, produce or distribute products or services connected with health care or medicine. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.

RISKS OF THE TECHNOLOGY SECTOR. The fund invests in equity securities of companies which the fund's advisor believes have, or will develop, products, processes or services that will provide or benefit significantly from technological advances and improvements. Competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

RISKS OF DEVELOPMENT STAGE AND SMALL-CAP STOCKS. The fund may have significant investments in development stage and small-capitalization companies. Stocks of development stage and small-capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small-capitalization companies at the desired time and price.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

FOREIGN SECURITY RISK. Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. The fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When the fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the fund's advisor has determined are creditworthy under guidelines established by the fund's board of directors.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of Science & Technology Fund. This information is intended to help you understand the fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by _____________________, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


SCIENCE & TECHNOLOGY FUND

                                                                   Fiscal Period Ended        Fiscal Period August 9,
                                                                   October 31, 2000(1)        1999(2) through November
                                                                                              30, 1999
Per Share Data

Net Asset Value, Beginning of Period                               $14.56                     $10.00

Investment Operations:

Net Investment Income (Loss)                                       (0.13)                     ---

Net Gains (Losses) on Investments (both realized                   5.11                       4.56
and unrealized)

Total From Investment Operations                                   4.98                       4.56

Less Distributions:

Dividends (from net investment income)                             ---                        ---

Distributions (from capital gains)                                 ---                        ---

Total Distributions                                                ---                        ---

Net Asset Value, End of Period                                     $19.54                     $14.56

Total Return                                                       34.20%(3)                  45.60%(3)

Ratios/Supplemental Data

Net Assets, End of Period (000)                                    $121,767                   $40,936

Ratio of Expenses to Average Net Assets                            1.36%(4)                   1.69%(4)

Ratio of Net Income (Loss) to Average Net Assets                   (0.90)%(4)                 (0.94)%(4)

Ratio of Expenses to Average Net Assets (excluding                 1.46%                      1.84%
waivers)

Ratio of Net Income (Loss) to Average Net Assets                   %                          %
(excluding waivers)

Portfolio Turnover Rate(5)                                         84.55%(3)                  16.00%(3)
----------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Commencement of operations.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

For More Information

More information about the fund is available in the fund's Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual report by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

BOND FUNDS - CLASS ABC SHARES


               , 2001

ASSET CLASSES
 *    EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
(*)   BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN
Bond
      FUNDS


CLASS A, CLASS B, AND CLASS C SHARES

BOND IMMDEX(TM) FUND
U.S. GOVERNMENT SECURITIES FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Bond IMMDEX(TM) Fund

U.S. Government Securities Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                    Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of certain First American Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bond IMMDEX(TM) FUND

--------------------------------------------------------------------------------
OBJECTIVE

Bond IMMDEX(TM) Fund's objective is to provide investors with high current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Bond IMMDEX(TM)Fund invests primarily (at least 80% of its total assets) in a combination of:

* securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

*    investment grade corporate debt obligations.

* investment grade debt obligations issued by foreign governments and other foreign issuers.

*    mortgage- and asset-backed securities.

The advisor attempts to make the fund's duration, return and overall interest rate sensitivity comparable to that of the Lehman Brothers Government/Credit Bond Index (the Lehman Index), which measures the price change and the income provided by fixed-rate debt markets. However, the fund is not an index fund and may invest a substantial portion of its assets in securities not included in the index.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

During normal market conditions, the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities comparable to that of the Lehman Index. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds -- Investment Strategies" are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Investment Strategies."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISK OF UNDERPERFORMING THE INDEX. While the advisor believes purchasing securities which are not in the Lehman Index or not consistent with the "mix" of the Lehman Index provides the opportunity to achieve an enhanced gross return compared to the Lehman Index, the advisor may err in its choices of securities or portfolio mixes. Furthermore, because of the smaller number if issues held by the fund than the Lehman Index, material events affecting the fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the fund to a greater degree than such events will influence the Lehman Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class C shares, because those shares have not been offered prior to the date of this prospectus. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1991     16.58%

1992     7.56%

1993     10.96%

1994     (3.06)%

1995     19.28%

1996     2.79%

1997     9.16%

1998     8.94%

1999     (1.64)%

2000     11.61%


Best Quarter:        Quarter ending     June 30, 1995          6.58%

Worst Quarter:       Quarter ending     March 31, 1994         (2.90)%

AVERAGE ANNUAL TOTAL RETURNS              Inception    One Year     Five       Ten Years    Since
AS OF 12/31/00                            Date                      Years      (Class A)    Inception
                                                                                            (Class B)
Bond IMMDEX(TM)Fund (Class A)                          6.88%        5.14%      7.53%        NA

Bond IMMDEX(TM)Fund (Class B)             3/1/99       5.83%        NA         NA           3.31%

Lehman Gov't/Credit Bond Index(3)                      11.85%       6.24%      8.00%        6.01%
-----------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was          %.

(2)On 9/___/01, the Bond IMMDEX(TM) Fund became the successor by merger to the Firstar Bond IMMDEX(TM) Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Bond IMMDEX(TM) Fund. Prior to 1/10/95, the Firstar fund offered one class of shares to investors without a sales charge or a distribution or shareholder servicing fee. Performance presented prior to 1/10/95 does not reflect these fees.

(3)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities, in each case with maturities of not less than one year. The since inception performance of the index for Class B shares is calculated from 2/28/99.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES                                                   Class A             Class B           Class C
Maximum Sales Charge (Load) as a % of offering price               4.25%(1)            0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original            0.00%(2)            5.00%             1.00%
purchase price or redemption proceeds, whichever is less

Annual Maintenance Fee(3)                                          $25                 $25               $25
only charged to accounts with balances below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                    0.30%               0.30%             0.30%

Distribution and Service (12b-1) Fees                              0.25%               1.00%             1.00%

Other Expenses(4)                                                  0.30%               0.30%             0.30%

Total(5)                                                           0.85%               1.60%             1.60%
----------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)The advisor intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed 0.73%, 1.48% and 1.48%, respectively, for Class A, Class B and Class C shares. Fee waivers may be discontinued at any time.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


               Class A         Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                               redemption at end    redemption at end     redemption at end     no redemption at
                               of each period       of each period        of each period        end of each period

 1 year        $508            $663                 $163                  $361                  $261

 3 years       $685            $905                 $505                  $600                  $600

 5 years       $876            $1,071               $871                  $962                  $962

10 years       $1,429          $1,882               $1,882                $1,981                $1,981

U.S. Government Securities FUND

--------------------------------------------------------------------------------
OBJECTIVE

U.S. Government Securities Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, U.S. Government Securities Fund invests primarily (at least 80% of its total assets) in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. The fund's investments will include mortgage-backed securities issued by U.S. government-sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective maturity, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About the Funds - Investment Strategies."

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. No information is presented for Class C shares because those shares have not been offered prior to the date of this prospectus. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1991     13.98%

1992     5.48%

1993     8.77%

1994     (2.74)%

1995     14.95%

1996     3.01%

1997     6.37%

1998     6.43%

1999     0.69%

2000     9.49%


Best Quarter:        Quarter ending     September 30, 1991     5.40%

Worst Quarter:       Quarter ending     March 31, 1994         (2.60)%

AVERAGE ANNUAL TOTAL RETURNS                        Inception    One        Five         Ten Years       Since
AS OF 12/31/00(2)                                   Date         Year       Years        (Class A)       Inception
                                                                                                         (Class B)
U.S. Government Securities Fund (Class A)                        4.80%      4.25%        6.06%           N/A

U.S. Government Securities Fund (Class B)           5/11/95      3.74%      4.16%        N/A             5.01%

Lehman Intermediate Gov't/Credit Bond Index(3)                   10.47%     6.19%        7.19%           6.98%
------------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was              %.

(2)On 9/___/01, the U.S. Government Securities Fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that was a separate series of Mercantile Mutual Funds, Inc.

(3)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities of one to 10 years. The since inception performance of the index for Class B shares is calculated from 4/30/95.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES                                                   Class A             Class B           Class C
Maximum Sales Charge (Load) as a % of offering price               4.25%(1)            0.00%             1.00%

Maximum Deferred Sales Charge (Load) as a % of original            0.00%(2)            5.00%             1.00%
purchase price or redemption proceeds, whichever is less

Annual Maintenance Fee(3)                                          $25                 $25               $25
only charged to accounts with balances below $500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                    0.50%               0.50%             0.50%

Distribution and Service (12b-1) Fees                              0.25%               1.00%             1.00%

Other Expenses(4)                                                  0.31%               0.31%             0.31%

Total(5)                                                           1.06%               1.81%             1.81%
-----------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares-- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)The advisor intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed 0.73%, 1.48% and 1.48%, respectively, for Class A, Class B and Class C shares. Fee waivers may be discontinued at any time.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


               Class A        Class B assuming     Class B assuming no   Class C assuming      Class C assuming
                              redemption at end    redemption at end     redemption at end     no redemption at
                              of each period       of each period        of each period        end of each period
 1 year        $528           $684                 $184                  $382                  $282

 3 years       $748           $969                 $569                  $664                  $664

 5 years       $985           $1,180               $980                  $1,070                $1,070

10 years       $1,664         $1,937               $1,937                $2,205                $2,205

POLICIES & SERVICES
Buying Shares

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

The funds in this prospectus offer Class A, Class B and Class C shares.

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

CLASS A SHARES. If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

*    a front-end sales charge, described below.

* lower annual expenses than Class B or Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

* orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

* orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS B SHARES. If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However, Class B shares do have:

* higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

CLASS C SHARES. These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

*    no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.

--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                  12b-1 fees are equal to:

Class A shares       0.25% of average daily net assets

Class B shares       1% of average daily net assets

Class C shares       1% of average daily net assets


Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. The fund's distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares -- Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                                    Sales Charge

                                as a % of Offering Price      As a % of Net Asset Value     Maximum Reallowance as a %
                                                                                            of Purchase Price
Less than $ 50,000              4.25%                         4.44%                         4.00%

$ 50,000 - $ 99,999             4.00%                         4.17%                         3.75%

$100,000 - $249,999             3.50%                         3.63%                         3.25%

$250,000 - $499,999             2.50%                         2.56%                         2.25%

$500,000 - $999,999             2.00%                         2.04%                         1.75%

$1 million and over             0.00%                         0.00%                         0.00%


REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the fund of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

*    redemptions required as a result of over contribution to an IRA plan.

CLASS B SHARES. Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.35% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Year since purchase                 CDSC as a % of the value of your shares

First                               5%

Second                              5%

Third                               4%

Fourth                              3%

Fifth                               2%

Sixth                               1%

Seventh                             0%

Eighth                              0%


Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2001, they will convert to Class A shares on June 1, 2009.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

*    redemptions required as a result of over contribution to an IRA plan.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. Additionally, the advisor may pay its affiliated broker-dealer, U.S. Bancorp Piper Jaffray Inc., an additional commission of up to 3% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 1-800-637-2548 before the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name, account number and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may purchase additional shares by mailing your check to First American Funds at the same address.

Please note the following:

*    all purchases must be made in U.S. dollars.

* third-party checks, credit cards, credit card checks and cash are not accepted.

* if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 1-800-637-2548. Selling Shares

Selling Shares
--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:

*    name of the fund.

*    account number.

*    dollar amount or number of shares redeemed.

*    name on the account.

*    signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

*    your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American Fund, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

ACCOUNTS WITH LOW BALANCES

Except for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

*    deduct a $25 annual account maintenance fee, or

* close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

Managing Your Investment

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 1-800-637-2548. Your instructions must be received before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of in cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form, or by writing to the fund, your investment professional or your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services:


                                        Advisory fee as a % of average daily net assets

Bond IMMDEX(TM)Fund(1)                  0.30%

U.S. Government Securities Fund(1)      0.60%

(1)Contractual advisory fee for the current fiscal year.


Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in "Fund Summaries" may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

INVESTMENT APPROACH. Fund managers of U.S. Government Securities Fund generally employ a "top-down" approach in selecting securities for the fund. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they select individual securities for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

EFFECTIVE MATURITY. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

EFFECTIVE DURATION. Bond IMMDEX Fund attempts to maintain an effective duration of its portfolio securities comparable to that of the Lehman Index. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

INCOME RISK. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.

CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

U.S. Government Securities Fund invests exclusively in U.S. government securities which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Bond IMMDEX Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the funds' investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Financial Highlights

The tables that follow present performance information about the Class A and Class B shares of Bond IMMDEX(TM) Fund and U.S. Government Securities Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. No information is presented for Class C shares as they were not offered prior to the date of this prospectus. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by __________________________, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


BOND IMMDEX(TM) FUND

                                                                   Fiscal Year Ended October 31,

Class A Shares                                  2000           1999           1998            1997           1996
Per Share Data

Net Asset Value, Beginning of Period            $27.36         $29.01         $28.16          $27.54         $27.82

Investment Operations:

Net Investment Income                           1.71%(1)       1.64%(1)       1.64            1.66           %1.61(2)

Net Gains (Losses) on Investments (both         0.13           (1.66)         0.85            0.64(1)        (0.26)
realized and unrealized)

Total From Investment Operations                1.84           (0.02)         2.49            2.30           1.35

Less Distributions:

Dividends (from net investment income)          (1.71)         (1.63)         (1.64)          (1.68)         (1.63)

Distributions (from capital gains)              ---            ---            ---             ---            ---

Total Distributions                             (1.71)         (1.63)         (1.64)          (1.68)         (1.63)

Net Asset Value, End of Period                  $27.49         $27.36         $29.01          $28.16         $27.54

Total Return(3)                                 6.99%          (0.05)%        9.11%           8.68%          5.06%

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $82,131        $95,635        $95,301         $64,144        $42,671

Ratio of Expenses to Average Net Assets         0.74%          0.72%          0.67%           0.67%          0.68%

Ratio of Net Income to Average Net Assets       6.30%          5.80%          5.77%           6.08%          5.98%

Ratio of Expenses to Average Net Assets         0.74%          0.74%          0.74%           0.74%          0.75%
(excluding waivers)

Ratio of Net Income to Average Net Assets       %              %              %               %              %
(excluding waivers)

Portfolio Turnover Rate(4)                      25.34%         57.04%         20.07%          35.12%         33.38%
---------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3)The total return calculation does not reflect the maximum sales charges of 4.00%.

(4)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Class B Shares                                  Fiscal Year Ended October 31,        Fiscal Period March 1, 1999(1)
                                                2000                                 through October 31, 1999
Per Share Data

Net Asset Value, Beginning of Period            $27.36                               $28.34

Investment Operations:

Net Investment Income                           1.53                                 0.92(2)

Net Gains (Losses) on Investments (both         0.13                                 (0.91)
realized and unrealized)

Total From Investment Operations                1.66                                 0.01

Less Distributions:

Dividends (from net investment income)          (1.53)                               (0.99)

Distributions (from capital gains)              ---                                  ---

Total Distributions                             (1.53)                               (0.99)

Net Asset Value, End of Period                  $27.49                               $27.36

Total Return(3)                                 6.22%                                0.04%(4)

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $2,689                               $1,869

Ratio of Expenses to Average Net Assets         1.49%                                1.49%(5)

Ratio of Net Income to Average Net Assets       5.55%                                5.09%(5)

Ratio of Expenses to Average Net Assets         1.49%                                ---
(excluding waivers)

Ratio of Net Income to Average Net Assets       %                                    %
(excluding waivers)

Portfolio Turnover Rate(6)                      25.34%                               57.04%
-------------------------------------------------------------------------------------------------------------------

(1)Commencement of operations.

(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(3)The total return calculation does not reflect the maximum deferred sales charge of 5.00%.

(4)Not annualized.

(5)Annualized.

(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

U.S. GOVERNMENT SECURITIES FUND

                                                                          Fiscal Year Ended November 30,

Class A Shares                                  Fiscal         1999           1998            1997           1996
                                                Period
                                                Ended
                                                October 31,
                                                2000(1)
Per Share Data

Net Asset Value, Beginning of Period            $1034          $10.74         $10.62          $10.67         $10.85

Investment Operations:

Net Investment Income                           0.53           0.54           0.57            0.60           0.62

Net Gains (Losses) on Investments (both         0.08           (0.40)         0.12            (0.07)         (0.15)
realized and unrealized)

Total From Investment Operations                0.61           0.14           0.69            0.53           0.47

Less Distributions:

Dividends (from net investment income)          (0.51)         (0.54)         (0.57)          (0.58)         (0.62)

Distributions (from capital gains)              ---            ---            ---             ---            (0.03)(2)

Total Distributions                             (0.51)         (0.54)         (0.57)          (0.58)         (0.65)

Net Asset Value, End of Period                  $10.44         $10.34         $10.74          $10.62         $10.67

Total Return(3)                                 6.05%(4)       1.37%          6.66%           5.20%          4.57%

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $3,644         $4,620         $4,664          $5,181         $7,153

Ratio of Expenses to Average Net Assets         1.04%(5)       0.98%          0.97%           0.97%          0.97%

Ratio of Net Income to Average Net Assets       5.36%(5)       5.15%          5.35%           5.56%          5.82%

Ratio of Expenses to Average Net Assets         1.15%          1.09%          1.07%           1.07%          1.07%
(excluding waivers)

Ratio of Net Income to Average Net Assets       %              %              %               %              %
(excluding waivers)

Portfolio Turnover Rate(6)                      22.73%         26.17%         54.57%          100.33%        53.76%
---------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Includes distributions in excess of net realized gains of $0.03 per share.

(3)The total return calculation does not reflect the maximum sales charge of 4.00%.

(4)Not annualized.

(5)Annualized.

(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                        Fiscal Year Ended November 30,

Class B Shares                                  Fiscal         1999           1998            1997           1996
                                                Period
                                                Ended
                                                October 31,
                                                2000(1)
Per Share Data

Net Asset Value, Beginning of Period            $10.36         $10.74         $10.61          $10.66         $10.84

Investment Operations:

Net Investment Income                           0.45(2)        0.47(2)        0.50(2)         0.51           0.55

Net Gains (Losses) on Investments (both         0.08           (0.38)         0.13            (0.05)         (0.15)
realized and unrealized)

Total From Investment Operations                0.53           0.09           0.63            0.46           0.40

Less Distributions:

Dividends (from net investment income)          (0.44)         (0.47)         (0.50)          (0.51)         (0.55)

Distributions (from capital gains)              ---            ---            ---             ---            (0.13)(3)

Total Distributions                             (0.44)         (0.47)         (0.50)          (0.51)         (0.58)

Net Asset Value, End of Period                  $10.45         $10.36         $10.74          $10.61         $10.66

Total Return(4)                                 5.27%(5)       0.86%          6.02%           4.47%          3.85%

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $139           $282           $149            $466           $359

Ratio of Expenses to Average Net Assets         1.74%(6)       1.68%          1.67%           1.67%          1.66%

Ratio of Net Income to Average Net Assets       4.66%          4.47%          4.67%           4.84%          5.06%

Ratio of Expenses to Average Net Assets         1.85%          1.79%          1.77%           1.77%          1.76%
(excluding waivers)

Ratio of Net Income to Average Net Assets       %              %              %               %              %
(excluding waivers)

Portfolio Turnover Rate(7)                      22.73%         26.17%         54.57%          100.33%        53.76%
---------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(3)Includes distributions in excess of net realized gains of $0.03 per share.

(4)The total return calculation does not reflect the maximum deferred sales charges of 5.00%.

(5)Not annualized.

(6)Annualized.

(7)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

For More Information

More information about the funds is available in the funds' Statement of Additional Information, and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

BOND FUNDS - CLASS S SHARES


               , 2001

ASSET CLASSES
 *    EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
(*)   BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN
Bond
       FUNDS

CLASS S SHARES


BOND IMMDEX(TM) FUND
CORPORATE BOND FUND
FIXED INCOME FUND
HIGH YIELD BOND FUND
INTERMEDIATE TERM INCOME FUND
LIMITED TERM INCOME FUND
STRATEGIC INCOME FUND
U.S. GOVERNMENT SECURITIES FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Bond IMMDEX(TM) Fund

Corporate Bond Fund

Fixed Income Fund

High Yield Bond Fund

Intermediate Term Income Fund

Limited Term Income Fund

Strategic Income Fund

U.S. Government Securities fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                     Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of the First American Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bond IMMDEX(TM) FUND

--------------------------------------------------------------------------------
OBJECTIVE

Bond IMMDEX(TM) Fund's objective is to provide investors with high current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Bond IMMDEX(TM)Fund invests primarily (at least 80% of its total assets) in a combination of:

* securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

*    investment grade corporate debt obligations.

* investment grade debt obligations issued by foreign governments and other foreign issuers.

*    mortgage- and asset-backed securities.

The advisor attempts to make the fund's duration, return and overall interest rate sensitivity comparable to that of the Lehman Brothers Government/Credit Bond Index (the Lehman Index), which measures the price change and the income provided by fixed-rate debt markets. However, the fund is not an index fund and may invest a substantial portion of its assets in securities not included in the index.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

During normal market conditions, the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities comparable to that of the Lehman Index. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds -- Investment Strategies" are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Investment Strategies."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISK OF UNDERPERFORMING THE INDEX. While the advisor believes purchasing securities which are not in the Lehman Index or not consistent with the "mix" of the Lehman Index provides the opportunity to achieve an enhanced gross return compared to the Lehman Index, the advisor may err in its choices of securities or portfolio mixes. Furthermore, because of the smaller number if issues held by the fund than the Lehman Index, material events affecting the fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the fund to a greater degree than such events will influence the Lehman Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S Shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns, because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1),(2)

1991     16.58%

1992     7.56%

1993     10.96%

1994     (3.06)%

1995     19.28%

1996     2.79%

1997     9.16%

1998     8.94%

1999     (1.64)%

2000     11.61%


Best Quarter:        Quarter ending     June 30, 1995          6.58%

Worst Quarter:       Quarter ending     March 31, 1994         (2.90)%

AVERAGE ANNUAL TOTAL RETURNS              Inception    One Year     Five       Ten Years
AS OF 12/31/00(2)                         Date                      Years      (Class A)
Bond IMMDEX(TM)Fund (Class A)                          11.61%       6.06%      8.00%

Lehman Gov't/Credit Bond Index(3)                      11.85%       6.24%      8.00%
----------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was          %.

(2)On 9/___/01, the Bond IMMDEX Fund became the successor by merger to the Firstar Bond IMMDEX(TM) Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Bond IMMDEX(TM) Fund. Prior to 1/10/95, the Firstar fund offered one class of shares to investors without a sales charge or a distribution or shareholder servicing fee. Performance presented prior to 1/10/95 does not reflect these fees.

(3)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities, in each case with maturities of not less than one year.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.30%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                0.30%
                                                                       ---------

Total Gross Fees                                                         0.85%

Waiver of Fund Expenses(2)                                               (0.12)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.73%
--------------------------------------------------------------------------------

(1)"Miscellaneous - Other Expenses" are estimated for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.73%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $87

 3 years                                                                 $271

 5 years                                                                 $471

10 years                                                                 $1,049

Corporate Bond FUND

--------------------------------------------------------------------------------
OBJECTIVE

Corporate Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Corporate Bond Fund will invest primarily (at least 80% of its total assets) in corporate debt obligations. The fund will also invest in a combination of:

*    U.S. dollar-denominated debt obligations of foreign issuers.

* securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

*    mortgage- and asset-backed securities.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund's securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund's total assets. Quality determinations regarding these securities will be made by the fund's advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Because Corporate Bond Fund shares have not been offered for a full calendar year no performance information is presented for these shares.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.70%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                %
                                                                       ---------

Total Gross Fees

Waiver of Fund Expenses(2)                                               (    )%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.00%
--------------------------------------------------------------------------------

(1)"Miscellaneous - Other Expenses" are estimated for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.00%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $

 3 years                                                                $

 5 years                                                                $

10 years                                                                $

Fixed Income FUND

--------------------------------------------------------------------------------
OBJECTIVE

Fixed Income Fund's objective is to provide investors with high current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Fixed Income Fund invests in investment grade debt securities, such as:

* U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

*    mortgage- and asset-backed securities.

*    corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

At least 80% of the fund's total assets will be invested in fixed rate obligations. The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1991     14.43%

1992     6.46%

1993     9.65%

1994     (2.42)%

1995     17.02%

1996     3.20%

1997     8.47%

1998     8.67%

1999     (3.00)%

2000


Best Quarter:        Quarter ending     June 30, 1995      6.06%

Worst Quarter:       Quarter ending     March 31, 1994     (2.04)%

AVERAGE ANNUAL TOTAL RETURNS             Inception Date    One Year         Five Years        Ten Years
AS OF 12/31/00
Fixed Income Fund (Class A)(2)           12/22/87          %                %                 %

Lehman Aggregate Bond Index(3)                             %                %                 %
-------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was          %.

(2)Class A share returns do not reflect the 4.25% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset-Backed Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto and home equity loans.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.60%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous                                                   %
                                                                       ---------

Total Gross Fees                                                         %

Waiver of Fund Expenses(1)                                               (    )%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.95%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.95%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $

 3 years                                                                 $

 5 years                                                                 $

10 years                                                                 $

High Yield Bond FUND

--------------------------------------------------------------------------------
OBJECTIVE

High Yield Bond Fund's objective is to provide investors with a high level of current income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, High Yield Bond Fund will invest primarily (at least 80% of its total assets) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as junk bonds). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issues include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH-YIELD SECURITIES. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high-yield" securities or "junk bonds." High yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high yield securities and the entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a high profile default.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

LIQUIDITY AND PRICING RISK. High yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services - Buying Shares, Calculating Your Share Price" and "More About The Funds - Risks, Liquidity Risk."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Because High Yield Bond Fund shares have not been offered prior to the date of this prospectus no performance information is presented for these shares.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                             None

Maximum Deferred Sales Charge (Load)                                    None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                         0.70%

Distribution and Service (12b-1) Fees                                   None

Other Expenses

         Shareholder Servicing Fee                                      0.25%

         Miscellaneous(1)                                               %
                                                                      ----------

Total Gross Fees                                                        %

Waiver of Fund Expenses(2)                                              (     )%

TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.23%
--------------------------------------------------------------------------------

(1)"Miscellaneous - Other Expenses" are estimated for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.23%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $

 3 years                                                                $

 5 years                                                                $

10 years                                                                $

Intermediate Term Income FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Term Income Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Term Income Fund invests in investment grade debt securities, such as:

* U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

*    mortgage- and asset-backed securities.

*    corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of two to seven years and an average effective duration of two to six years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1993     6.86%

1994     (1.35)%

1995     14.62%

1996     4.22%

1997     7.11%

1998     8.36%

1999     (0.62)%

2000


Best Quarter:        Quarter ending     June 30, 1995      4.71%

Worst Quarter:       Quarter ending     March 31, 1994     (1.29)%

AVERAGE ANNUAL TOTAL RETURNS                        Inception Date    One Year       Five Years     Since
AS OF 12/31/00                                                                                      Inception
Intermediate Term Income Fund (Class A) (2)         12/14/92          %              %              %

Lehman Intermediate Gov't/Credit Bond Index(3)                        %              %              %
-------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was          %.

(2)Class A share returns do not reflect the 2.25% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities from one to 10 years. The since inception performance of the index is calculated from 12/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                             None

Maximum Deferred Sales Charge (Load)                                    None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                         0.50%

Distribution and Service (12b-1) Fees                                   None

Other Expenses

         Shareholder Servicing Fee                                      0.25%

         Miscellaneous                                                  %
                                                                      ----------

Total Gross Fees                                                        %

Waiver of Fund Expenses(1)                                              (     )%

TOTAL ANNUAL FUND OPERATING EXPENSES                                    0.75%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.75%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $

 3 years                                                                $

 5 years                                                                $

10 years                                                                $

Limited Term Income FUND

--------------------------------------------------------------------------------
OBJECTIVE

Limited Term Income Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Limited Term Income Fund invests in investment grade debt securities, such as:

*    mortgage- and asset-backed securities.

*    corporate debt obligations.

* U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

*    commercial paper.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered prior to the date of this prospectus, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1993     4.14%

1994     1.79%

1995     8.23%

1996     5.60%

1997     5.93%

1998     6.08%

1999     3.34%

2000


Best Quarter:        Quarter ending     June 30, 1995      2.47%

Worst Quarter:       Quarter ending     March 31, 1994     0.03%

AVERAGE ANNUAL TOTAL RETURNS                    Inception       One Year       Five Years        Since
AS OF 12/31/00                                  Date                                             Inception
Limited Term Income Fund (Class A)(2)           2/14/92         %              %                 %

Lehman MF 1-3 Year Gov't/Credit Index(3)                        %              %                 %
----------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)Class A share returns do not reflect the 2.25% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index of one to three year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 12/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                             None

Maximum Deferred Sales Charge (Load)                                    None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                         0.50%

Distribution and Service (12b-1) Fees                                   None

Other Expenses

         Shareholder Servicing Fee                                      0.25%

         Miscellaneous                                                  %
                                                                      ----------

Total Gross Fees                                                        %

Waiver of Fund Expenses(1)                                              (     )%

TOTAL ANNUAL FUND OPERATING EXPENSES                                    0.75%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.75%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $

 3 years                                                                $

 5 years                                                                $

10 years                                                                $

Strategic Income FUND

--------------------------------------------------------------------------------
OBJECTIVE

Strategic Income Fund's objective is to provide investors with a high level of current income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Strategic Income Fund invests primarily (at least 65% of its total assets) in a combination of:

* securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and investment grade debt obligations issued by domestic issuers.

* high-yield (non-investment grade) debt obligations issued by domestic issuers.

* investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers.

Based upon historical returns, the fund's advisor expects these three categories of investments to have different returns and risks under similar market conditions. The advisor relies on the differences in the expected performance of each category to manage risks by allocating the fund's portfolio among the three categories above. The advisor also seeks to enhance the fund's performance by allocating more of its portfolio to the category that the advisor expects to offer the best balance between risk and return. Normally, the fund's assets will be invested in each of these three categories, with no more than 50% invested in any one category. However, the fund may from time to time invest up to 100% of its total assets in any one category if the advisor believes it will help the fund achieve its objective without undue risk to principal.

The fund's foreign investments may include investments in emerging markets.

The fund's investments may include securities which do not pay interest currently, such as zero coupon securities and delayed interest securities. The fund also may invest in payment-in-kind bonds, where interest is paid in other securities rather than cash.

In addition to debt obligations, the fund may invest in preferred stock, convertible securities and equity securities, including common stock and warrants. These investments may be denominated in U.S. dollars or foreign currencies.

There is no minimum rating requirement for securities in which the fund may invest (which means that the fund may invest in lower-rated securities, or unrated securities of comparable quality, commonly referred to as "junk bonds"). In addition, there is no limitation on the average maturity or average effective duration of securities held by the fund.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

RISKS OF FOREIGN SECURITIES. Investing in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

RISKS OF EMERGING MARKETS. The fund may invest in emerging markets, where the risks of foreign investing are higher. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."

RISKS OF COMMON STOCKS. The fund's investments may include common stock and warrants to purchase, or securities convertible into, common stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Class S shares have not been offered for a full calendar year, information in the chart and the table is for the fund's Class A shares, which are offered through another prospectus. The classes will have substantially similar returns because they are invested in the same portfolio of securities and have similar operating expenses.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

1999     3.19%

2000


Best Quarter:        Quarter ending     December 31, 1999      2.95%

Worst Quarter:       Quarter ending     June 30, 1999          (0.56)%

AVERAGE ANNUAL TOTAL RETURNS AS OF             Inception Date      One Year        Since Inception
12/31/00
Strategic Income Fund (Class A)(2)             7/24/98             %               %

Lehman Aggregate Bond Index(3)                                     %               %
--------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was           %.

(2)Class A share returns do not reflect the 4.25% front-end sales charge normally imposed on those shares. Class S shares have no sales charge.

(3)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 7/31/98.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                             None

Maximum Deferred Sales Charge (Load)                                    None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                         0.70%

Distribution and Service (12b-1) Fees                                   None

Other Expenses

         Shareholder Servicing Fee                                      0.25%

         Miscellaneous                                                  %
                                                                      ----------

Total Gross Fees                                                        %

Waiver of Fund Expenses(1)                                              (     )%

TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.20%
--------------------------------------------------------------------------------

(1)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 1.20%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                 $

 3 years                                                                $

 5 years                                                                $

10 years                                                                $

U.S. Government Securities FUND

--------------------------------------------------------------------------------
OBJECTIVE

U.S. Government Securities Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, U.S. Government Securities Fund invests primarily (at least 80% of its total assets) in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. The fund's investments will include mortgage-backed securities issued by U.S. government-sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective maturity, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About the Funds - Investment Strategies."

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1995     14.87%

1996     3.09%

1997     6.27%

1998     6.44%

1999     0.77%

2000     9.42%


Best Quarter:        Quarter ending     June 30, 1995      5.39%

Worst Quarter:       Quarter ending     March 31, 1996     (0.93)%

AVERAGE ANNUAL TOTAL RETURNS                         Inception       One Year       Five Years      Since
AS OF 12/31/00(2)                                    Date                                           Inception
U.S. Government Securities Fund                      6/7/94          9.42%          5.16%           6.04%

Lehman Intermediate Gov't/Credit Bond Index(3)                       10.47%         6.19%           7.01%
-------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was              %.

(2)On 9/___/01, the U.S. Government Securities Fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that was a separate series of Mercantile Mutual Funds, Inc.

(3)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities of one to 10 years. The since inception performance of the index is calculated from 5/31/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.50%

Distribution and Service (12b-1) Fees                                    None

Other Expenses

         Shareholder Servicing Fee                                       0.25%

         Miscellaneous(1)                                                0.31%
                                                                       ---------

Total Gross Fees                                                         1.06%

Waiver of Fund Expenses(2)                                               (0.11)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.95%
--------------------------------------------------------------------------------

(1)"Miscellaneous - Other Expenses" are estimated for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.95%%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $108

 3 years                                                                 $337

 5 years                                                                 $585

10 years                                                                 $1,294

POLICIES & SERVICES
Buying and Selling Shares

Class S shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor. Class S shares are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts. Class S shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class S shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class S shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Strategic Income Fund may hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of Strategic Income Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

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HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

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COMPENSATION PAID TO FINANCIAL INSTITUTIONS

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

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HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Managing Your Investment

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REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

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STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

Strategic Income Fund may realize foreign currency losses that will reduce the amount of ordinary income that the fund has available to distribute to shareholders. As a result, some of the distributions made by the fund may be characterized as a return of capital rather than as taxable dividends. Strategic Income Fund will report to shareholders after the close of the calendar year the portion of distributions made during the year that constituted a return of capital and the portion that constituted taxable dividends.

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TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 2000, after taking into account any fee waivers, the funds paid the following investment advisory fees to U.S. Bancorp Piper Jaffray Asset Management:


                                        Advisory fee as a % of average daily net assets

Bond IMMDEX(TM)Fund(1)                  0.30%

Corporate Bond Fund                     0.70%

Fixed Income Fund                       0.51%

High Yield Bond Fund(1)                 0.70%

Intermediate Term Income Fund           0.53%

Limited Term Income Fund                0.23%

Strategic Income Fund                   0.69%

U.S. Government Securities Fund(1)      0.60%

(1)Contractual advisory fee for the current fiscal year.


Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Sub-Advisor
Federated Global Investment Management Corp.
175 Water Street
New York, New York 10038-4964

Federated Global Investment Management Corp., a subsidiary of Federated Investors, is sub-advisor to the Strategic Income Fund. The sub-advisor has been retained by the fund's investment advisor and is paid a portion of the advisory fee. The sub-advisor and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts. As of September 30, 2000, Federated Investors, Inc. managed approximately $125 billion in assets.

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management, Inc. and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Except for Strategic Income Fund, each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management. In the case of Strategic Income Fund, U.S. Bancorp Piper Jaffray Asset Management manages the fund's investments in U.S. government obligations, investment grade and high-yield domestic debt obligations, and U.S. dollar-denominated foreign corporate debt obligations. A team of persons associated with Federated Global Investment Management Corp. manages Strategic Income Fund's investments in investment grade and high yield foreign government and foreign corporate debt obligations.

More About The Funds

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OBJECTIVES

The funds' objectives, which are described in "Fund Summaries," may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

INVESTMENT APPROACH. For funds other than Strategic Income Fund and Corporate Bond Fund, fund managers generally employ a "top-down" approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For the Corporate Bond Fund, fund managers employ a "bottom-up" approach to identify relative value in the corporate bond market.

For Strategic Income Fund, the advisor is responsible for allocating the fund's portfolio among the three categories of securities in which the fund invests, as discussed above in the "Fund Summaries" section. After making this allocation, the advisor uses the top-down approach discussed above to select the fund's investments in U.S. government and investment grade domestic debt obligations. In selecting domestic high-yield securities, the advisor focuses on individual security selection, analyzing the business, competitive position and financial condition of each issuer to assess whether the security's risk is commensurate with its potential return. With regard to the fund's investments in foreign securities, the fund's sub-advisor looks primarily for securities offering higher interest rates. The sub-advisor attempts to manage the risks of these securities by investing the foreign security portion of the fund's portfolio in a large number of securities from a wide range of foreign countries, and by allocating this portion of the portfolio among countries whose markets, based on historical analysis, respond differently to changes in the global economy.

EFFECTIVE MATURITY. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

EFFECTIVE DURATION. Each fund, other than Strategic Income Fund and U.S. Government Securities Fund, attempts to maintain the effective duration of its portfolio securities within a specified range. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. For the fiscal year ended September 30, 2000, Corporate Bond Fund and Limited Term Income Fund had portfolio turnover rates in excess of 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. ARMS are generally less sensitive to interest rate changes because their interest rates move with market rates. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

INCOME RISK. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of the portfolios of Strategic Income Fund, High Yield Bond Fund and Corporate Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

LIQUIDITY RISK. Strategic Income Fund, High Yield Bond Fund and Corporate Bond Fund are exposed to liquidity risk because of their investments in high-yield bonds. Strategic Income Fund's investment in emerging markets also exposes it to liquidity risk. Trading opportunities are more limited for debt securities that have received ratings below investment grade or are issued by companies located in emerging markets. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.

CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

U.S. Government Securities Fund invests exclusively in U.S. government securities which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Each of the other funds other than Strategic Income Fund, High Yield Bond Fund and Corporate Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short -or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

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ADDITIONAL RISKS OF STRATEGIC INCOME FUND

RISKS OF FOREIGN INVESTING. Foreign investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

POLITICAL AND ECONOMIC RISKS. Foreign investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

FOREIGN TAX RISK. The fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF EMERGING MARKETS. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures and political systems that are generally less diverse, mature and stable than those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

SECTOR RISK. A substantial part of Strategic Income Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with similar characteristics. As a result, the fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class S shares of Bond IMMDEX(TM) Fund and U.S. Government Securities Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by __________________________-, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

No information is presented for Corporate Bond Fund, Fixed Income Fund, High Yield Bond Fund, Intermediate Term Income Fund, Limited Term Income Fund and Strategic Income Fund as Class S shares of those funds were not offered prior to the date of this prospectus.


BOND IMMDEX(TM) FUND

                                                                       Fiscal Year Ended October 31,

                                                        2000          1999         1998         1997         1996
Per Share Data

Net Asset Value, Beginning of Period                    $27.36        $29.01       $28.16       $27.54       $27.82

Investment Operations:

Net Investment Income                                   1.71(1)       1.64(1)      1.64         1.66         1.61(2)

Net Gains (Losses) on Investments (both realized        0.13          (1.66)       0.85         0.64(1)      (0.26)
and unrealized)

Total From Investment Operations                        1.84          (0.02)       2.49         2.30         1.35

Less Distributions:

Dividends (from net investment income)                  (1.71)        (1.63)       (1.64)       (1.68)       (1.63)

Distributions (from capital gains)                      ---           ---          ---          ---          ---

Total Distributions                                     (1.71)        (1.63)       (1.64)       (1.68)       (1.63)

Net Asset Value, End of Period                          $27.49        $27.36       $29.01       $28.16       $27.54

Total Return(3)                                         6.99%         (0.05)%      9.11%        8.68%        5.06%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $82,131       $95,635      $95,301      $64,144      $42,671

Ratio of Expenses to Average Net Assets                 0.74%         0.72%        0.67%        0.67%        0.68%

Ratio of Net Income to Average Net Assets               6.30%         5.80%        5.77%        6.08%        5.98%

Ratio of Expenses to Average Net Assets (excluding      0.74%         0.74%        0.74%        0.74%        0.75%
waivers)

Ratio of Net Income to Average Net Assets               %             %            %            %            %
(excluding waivers)

Portfolio Turnover Rate(4)                              25.34%        57.04%       20.07%       35.12%       33.38%
---------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3)The total return calculation for the Funds does not reflect the maximum sales charge of 4.00%.

(4)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

U.S. GOVERNMENT SECURITIES FUND

                                                                              Fiscal Year Ended November 30,

                                                        Fiscal        1999         1998         1997         1996
                                                        Period
                                                        Ended
                                                        October
                                                        31, 2000(1)
Per Share Data

Net Asset Value, Beginning of Period                    $10.31        $10.70       $10.58       $10.64       $10.82

Investment Operations:

Net Investment Income                                   0.53          0.53         0.57         0.56         0.62

Net Gains (Losses) on Investments (both realized        0.07          (0.38)       0.12         (0.04)       (0.15)
and unrealized)

Total From Investment Operations                        0.60          0.15         0.69         0.52         0.47

Less Distributions:

Dividends (from net investment income)                  (0.51)        (0.54)       (0.57)       (0.58)       (0.62)

Distributions (from capital gains)                      ---           ---          ---          ---          (0.03)(2)

Total Distributions                                     (0.51)        (0.54)       (0.57)       (0.58)       (0.65)

Net Asset Value, End of Period                          $10.40        $10.31       $10.70       $10.58       $10.64

Total Return(3)                                         5.96%         1.45%        6.67%        5.10%        4.55%

Ratios/Supplemental Data

Net Assets, End of Period (000)                         $5,145        $8,584       $6,140       $7,049       $2,232

Ratio of Expenses to Average Net Assets                 1.04%(4)      0.98%        0.97%        0.97%        0.96%

Ratio of Net Income to Average Net Assets               5.36%(4)      5.17%        5.34%        5.52%        5.75%

Ratio of Expenses to Average Net Assets (excluding      1.15%         1.09%        1.07%        1.07%        1.06%
waivers)

Ratio of Net Income to Average Net Assets               %             %            %            %            %
(excluding waivers)

Portfolio Turnover Rate(5)                              22.73%(6)     26.17%       54.57%       100.33%      53.76%
---------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Includes distributions in excess of net realized gains of $0.07 per share.

(3)The total return calculation for the Funds does not reflect the maximum sales charge of 4.00%.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6)Not annualized.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

BOND FUNDS - CLASS Y SHARES


               , 2001

ASSET CLASSES
 *    EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
(*)   BOND FUNDS
 *    TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN
Bond
       FUNDS

CLASS Y SHARES

BOND IMMDEX(TM) FUND
U.S. GOVERNMENT SECURITIES FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summaries

Bond IMMDEX(TM) Fund

U.S. Government Securities Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information                     Back Cover

FUND SUMMARIES
Introduction

This section of the prospectus describes the objectives of certain First American Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bond IMMDEX(TM) FUND

--------------------------------------------------------------------------------
OBJECTIVE

Bond IMMDEX(TM) Fund's objective is to provide investors with high current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Bond IMMDEX(TM)Fund invests primarily (at least 80% of its total assets) in a combination of:

* securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

*    investment grade corporate debt obligations.

* investment grade debt obligations issued by foreign governments and other foreign issuers.

*    mortgage- and asset-backed securities.

The advisor attempts to make the fund's duration, return and overall interest rate sensitivity comparable to that of the Lehman Brothers Government/Credit Bond Index (the Lehman Index), which measures the price change and the income provided by fixed-rate debt markets. However, the fund is not an index fund and may invest a substantial portion of its assets in securities not included in the index.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

During normal market conditions, the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities comparable to that of the Lehman Index. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds -- Investment Strategies" are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Investment Strategies."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISK OF UNDERPERFORMING THE INDEX. While the advisor believes purchasing securities which are not in the Lehman Index or not consistent with the "mix" of the Lehman Index provides the opportunity to achieve an enhanced gross return compared to the Lehman Index, the advisor may err in its choices of securities or portfolio mixes. Furthermore, because of the smaller number if issues held by the fund than the Lehman Index, material events affecting the fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the fund to a greater degree than such events will influence the Lehman Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1991     16.58%

1992     7.56%

1993     10.96%

1994     (3.06)%

1995     19.55%

1996     3.08%

1997     9.43%

1998     9.43%

1999     (1.36)%

2000     11.88%


Best Quarter:        Quarter ending     June 30, 1995          6.65%

Worst Quarter:       Quarter ending     March 31, 1994         (2.90)%

AVERAGE ANNUAL TOTAL RETURNS              Inception      One Year       Five Year       Ten Years
AS OF 12/31/00(2)                         Date
Bond IMMDEX(TM)Fund                                      11.84%         6.32%           8.15%

Lehman Gov't/Credit Bond Index (3)                       11.85%         6.24%           8.00%
-------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was          %.

(2)On 9/___/01, the Bond IMMDEX(TM) Fund became the successor by merger to the Firstar Bond IMMDEX(TM) Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Bond IMMDEX(TM) Fund. Institutional (Class Y) shares were not offered until 1/10/95, performance prior to that date is that of the original class of shares offered by the Firstar fund, which did not have a sales charge or a distribution or shareholder servicing fee.

(3)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities, in each case with maturities of not less than one year.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.30%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.30%
                                                                       ---------

Total Gross Fees                                                         0.60%

Waiver of Fund Expenses(2)                                               (0.12)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.48%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.48%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $61

 3 years                                                                 $192

 5 years                                                                 $335

10 years                                                                 $750

U.S. Government Securities FUND

--------------------------------------------------------------------------------
OBJECTIVE

U.S. Government Securities Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, U.S. Government Securities Fund invests primarily (at least 80% of its total assets) in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. The fund's investments will include mortgage-backed securities issued by U.S. government-sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective maturity, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About the Funds - Investment Strategies."

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1992     5.79%

1993     9.10%

1994     (2.44)%

1995     15.29%

1996     3.32%

1997     6.68%

1998     6.75%

1999     1.00%

2000     9.83%


Best Quarter:        Quarter ending     June 30, 1995      5.46%

Worst Quarter:       Quarter ending     March 31, 1994     (2.53)%

AVERAGE ANNUAL TOTAL RETURNS                       Inception       One Year       Five Years      Since
AS OF 12/31/00(2)                                  Date                                           Inception
U.S. Government Securities Fund                    2/1/91          9.83%          5.47%           6.71%

Lehman Intermediate Gov't/Credit Bond Index(3)                     10.47%         6.19%           7.15%
-----------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was              %.

(2)On 9/___/01, the U.S. Government Securities Fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that was a separate series of Mercantile Mutual Funds, Inc.

(3)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities of one to 10 years. The since inception performance of the index is calculated from 1/31/91.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.50%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.31%
                                                                       ---------

Total Gross Fees                                                         0.81%

Waiver of Fund Expenses(2)                                               (0.11)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.70%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.70%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $83

 3 years                                                                 $259

 5 years                                                                 $450

10 years                                                                 $1,002

POLICIES & SERVICES
Buying and Selling Shares

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the fund's distributor. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. Class Y shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class Y shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Managing Your Investment

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services:


                                        Advisory fee as a % of average daily net assets

Bond IMMDEX(TM)Fund(1)                  0.30%

U.S. Government Securities Fund(1)      0.50%

(1)Contractual advisory fee for the current fiscal year.


Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

More About The Funds

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in "Fund Summaries" may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

INVESTMENT APPROACH. Fund managers of U.S. Government Securities Fund generally employ a "top-down" approach in selecting securities for the fund. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they select individual securities for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

EFFECTIVE MATURITY. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

EFFECTIVE DURATION. Bond IMMDEX Fund attempts to maintain an effective duration of its portfolio securities comparable to that of the Lehman Index. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

INCOME RISK. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.

CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

U.S. Government Securities Fund invests exclusively in U.S. government securities which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Bond IMMDEX Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the funds' investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of Bond IMMDEX(TM) Fund and U.S. Government Securities Fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by _________________________, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


BOND IMMDEX(TM) FUND

                                                                   Fiscal Year Ended October 31,

                                                2000           1999           1998            1997           1996
Per Share Data

Net Asset Value, Beginning of Period            $27.37         $29.02         $28.16          $27.55         $27.82

Investment Operations:

Net Investment Income                           1.94           1.70           1.72            1.75           1.70(1)

Net Gains (Losses) on Investments (both         0.13           (1.65)         0.85            0.61           (0.27)
realized and unrealized)

Total From Investment Operations                2.07           0.05           2.57            2.36           1.43

Less Distributions:

Dividends (from net investment income)          (1.93)         (1.70)         (1.71)          (1.75)         (1.70)

Distributions (from capital gains)              ---            ---            ---             ---            ---

Total Distributions                             (1.93)         (1.70)         (1.71)          (1.75)         (1.70)

Net Asset Value, End of Period                  $27.51         $27.37         $29.02          $28.16         $27.55

Total Return                                    7.29%          0.20%          9.41%           8.90%          5.35%

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $477,455       $421,897       $471,425        $408,018       $370,556

Ratio of Expenses to Average Net Assets         0.49%          0.47%          0.42%           0.42%          0.43%

Ratio of Net Income to Average Net Assets       6.55%          6.05%          6.02%           6.33%          6.23%

Ratio of Expenses to Average Net Assets         0.49%          0.48%          0.49%           0.49%          0.50%
(excluding waivers)

Ratio of Net Income to Average Net Assets       %              %              %               %              %
(excluding waivers)

Portfolio Turnover Rate(2)
--------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(2)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

U.S. GOVERNMENT SECURITIES FUND

                                                                         Fiscal Year Ended November 30,

                                                Fiscal         1999           1998            1997           1996
                                                Period
                                                Ended
                                                October 31,
                                                2000(1)
Per Share Data

Net Asset Value, Beginning of Period            $9.86          $10.74         $10.37          $10.34         $10.53

Investment Operations:

Net Investment Income                           0.55           0.60           0.60            0.59           0.67

Net Gains (Losses) on Investments (both         0.12           (0.69)         0.37            0.03           (0.19)
realized and unrealized)

Total From Investment Operations                0.67           (0.09)         0.97            0.62           0.48

Less Distributions:

Dividends (from net investment income)          (0.55)         (0.59)         (0.60)          (0.59)         (0.67)

Distributions (from capital gains)              ---            (0.20)(2)      ---             ---            ---

Total Distributions                             (0.53)         (0.57)         (0.60)          (0.61)         (0.69)

Net Asset Value, End of Period                  $10.44         $10.34         $10.74          $10.62         $10.67

Total Return                                    6.34%(3)       1.67%          6.98%           5.51%          4.88%

Ratios/Supplemental Data

Net Assets, End of Period (000)                 $53,896        $72,483        $93,683         $72,753        $60,079

Ratio of Expenses to Average Net Assets         0.74%(4)       0.68%          0.67%           0.67%          0.67%

Ratio of Net Income to Average Net Assets       5.66%(4)       5.45%          5.64%           5.84%          6.10%

Ratio of Expenses to Average Net Assets         1.15%          1.09%          1.07%           1.07%          0.77%
(excluding waivers)

Ratio of Net Income to Average Net Assets       %              %              %               %              %
(excluding waivers)

Portfolio Turnover Rate(5)                      22.73%(3)      26.17%         54.57%          100.33%        53.76%
---------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Includes distributions in excess of net realized gains of $0.07 per share.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

TAX FREE FUNDS - CLASS AC SHARES


               , 2001

ASSET CLASSES
 *    EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
(*)   TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN
Tax Free
       FUNDS

CLASS A AND CLASS C SHARES

MISSOURI TAX FREE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summary

Missouri Tax Free Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Fund

Financial Highlights

For More Information                    Back Cover

FUND SUMMARY
Introduction

This section of the prospectus describes the objectives of the First American Missouri Free Fund, summarizes the main investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Missouri Tax Free FUND

--------------------------------------------------------------------------------
OBJECTIVE

Missouri Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Missouri Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and State of Missouri income tax, including the federal alternative minimum tax. The fund may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*    participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Fund -- Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the State of Missouri and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to its higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. Because Class C shares have not been offered prior to the date of this prospectus, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1991     11.52%

1992     8.75%

1993     11.63%

1994     (5.78)%

1995     16.89%

1996     2.90%

1997     8.08%

1998     5.11%

1999     (3.08)%

2000     10.76%


Best Quarter:        Quarter ending     March 31, 1995         7.58%

Worst Quarter:       Quarter ending     March 31, 1994         (5.57)%

AVERAGE ANNUAL TOTAL RETURNS                  Inception      One Year        Five         Ten Years
AS OF 12/31/00(2)                             Date                           Years
Missouri Tax Free Fund (Class A)              7/15/88        7.96%           4.12%        6.21%

Lehman Brothers Municipal Bond Index(3)                      11.68%          5.84%        7.32%
---------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)On 9/___/01, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on 10/2/95 and, prior to that, was a separate portfolio of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund, which have no distribution or shareholder servicing fees. Performance prior to 10/2/95 reflects performance without such fees.

(3)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES                                                                 Class A            Class C
Maximum Sales Charge (Load) as a % of offering price                             4.25%(1)           1.00%

Maximum Deferred Sales Charge (Load) as a % of original purchase price or        0.00%(2)           1.00%
redemption proceeds, whichever is less

Annual Maintenance Fee(3) only charged to accounts with balances below           $25                $25
$500

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                                  0.50%              0.50%

Distribution and Service (12b-1) Fees                                            0.25%              1.00%

Other Expenses(4)                                                                0.32%              0.32%
                                                                               ----------------------------

Total Gross Fees                                                                 1.07%              1.82%

Waiver of Fund Expenses(5)                                                       (0.12)%            (0.47)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                             0.95%              1.35%
-----------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares-- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)"Other Expenses" are based on estimated amounts for the current fiscal year.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.95%, and 1.35%, respectively, for Class A and Class C shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                  Class A          Class C assuming redemption at   Class C assuming no
                                   end of each period               redemption at end of each
                                                                    period
 1 year           $356             $383                             $283

 3 years          $582             $667                             $667

 5 years          $825             $1,075                           $1,075

10 years          $1,523           $2,216                           $2,216

POLICIES & SERVICES
Buying Shares

You may become a shareholder in the fund with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The fund have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The fund also has the right to reject any purchase order.

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

CLASS A SHARES. If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

*    a front-end sales charge, described below.

* lower annual expenses than Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

* orders for Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS C SHARES. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

*    no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.

--------------------------------------------------------------------------------
12b-1 FEES

The fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.


For                  12b-1 fees are equal to:

Class A shares       0.25% of average daily net assets

Class C shares       1% of average daily net assets


Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The fund's distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of the fund's Class A share average daily net assets and 0.15% of the fund's Class C share average daily net assets attributable to shares sold through such institutions. The fund's distributor also pays institutions which sell Class C shares a 0.50% annual distribution fee beginning one year after the shares are sold. The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

The advisor and distributor are currently waiving 0.10% of the shareholder servicing fee and 0.25% of the distribution fee for Class C shares. Fee waivers may be discontinued at any time.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the fund's board of directors.

CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The fund's distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                                    Sales Charge

                                As a % of Offering Price      As a % of Net Asset Value     Maximum Reallowance as a %
                                                                                            of Purchase Price
Less than $ 50,000              4.25%                         4.44%                         4.00%

$ 50,000 - $ 99,999             4.00%                         4.17%                         3.75%

$100,000 - $249,999             3.50%                         3.63%                         3.25%

$250,000 - $499,999             2.50%                         2.56%                         2.25%

$500,000 - $999,999             2.00%                         2.04%                         1.75%

$1 million and over             0.00%                         0.00%                         0.00%


REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the fund of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The fund's distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

*    redemptions required as a result of over contribution to an IRA plan.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the fund's distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. Additionally, the advisor may pay its affiliated broker-dealer, U.S. Bancorp Piper Jaffray Inc., an additional commission of up to 3% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

*    redemptions required as a result of over contribution to an IRA plan.

Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the fund's distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 1-800-637-2548 before the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name, account number and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may purchase additional shares by mailing your check to First American Funds at the same address.

Please note the following:

*    all purchases must be made in U.S. dollars.

* third-party checks, credit cards, credit card checks and cash are not accepted.

* if a check does not clear your bank, the fund reserves the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 1-800-637-2548. Selling Shares

Selling Shares
--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, the fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."

BY PHONE. If you purchased shares through an investment professional or a financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or a financial institution, you may sell your shares by calling Investor Services at 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The fund reserves the right to limit telephone exchanges to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:

*    name of the fund.

*    account number.

*    dollar amount or number of shares redeemed.

*    name on the account.

*    signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

*    your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

ACCOUNTS WITH LOW BALANCES

Except for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

*    deduct a $25 annual account maintenance fee, or

* close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

Managing Your Investment

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares or Class shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 1-800-637-2548. Your instructions must be received before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of in cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from the fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund, your investment professional or with your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. The fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, the fund may invest up to 20% of its net assets in municipal securities, the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The fund expects that its distributions will consist primarily of exempt-interest dividends.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of the fund's long-term net capital gains are taxable as long-term capital gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of the fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

MISSOURI INCOME TAXATION. Dividends paid by Missouri Tax Free Fund will be exempt from Missouri income taxes for individuals, estates, trusts, and corporations to the extent they are derived from interest on Missouri municipal oblitgations.

ADDITIONAL INFORMATION
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the fund's investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the fund's business and investment activities, subject to the authority of the board of directors.

The fund pays the investment advisor a monthly fee equal to 0.50% of the fund's average daily net assets for providing investment advisory services.

Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

The fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

More About The Fund

--------------------------------------------------------------------------------
OBJECTIVES

The fund's objective, which are described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that the fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The fund's main investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

INVESTMENT APPROACH. In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity and portfolio diversification. Fund managers conduct research on potential and current holdings in the funds to determine whether the fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

MUNICIPAL SECURITIES. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The fund may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See "Risks -- Risks of Municipal Lease Obligations."

The municipal securities in which the fund invests may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of the fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See "Interest Rate Risk" and "Risks of Inverse Floating Rate Securities."

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent the fund from achieving its investment objective.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the fund are summarized in the "Fund Summary" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See "Risks of Inverse Floating Rate Securities."

INCOME RISK. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.

CREDIT RISK. The fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

The fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When the fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

CALL RISK. Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund is subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

POLITICAL AND ECONOMIC RISK. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent the fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF INVERSE FLOATING RATE SECURITIES. The fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. The fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

RISKS OF ACTIVE MANAGEMENT. The fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the fund could underperform other mutual funds with similar investment objectives.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A shares of Missouri Tax Free Fund. Class C shares of the fund were not offered prior to the date of this prospectus. This information is intended to help you understand the fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by ___________________________, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


MISSOURI TAX FREE FUND

                                                                           Fiscal Year Ended November 30,

Class A Shares                                        Fiscal       1999          1998         1997         1996
                                                      Period
                                                      Ended
                                                     October
                                                   31, 2000(1)
Per Share Data

Net Asset Value, Beginning of Period                  $11.31       $12.08        $11.87       $11.69       $11.74

Investment Operations:

Net Investment Income(2)                              0.48         0.50          0.52         0.53         0.55

Net Gains (Losses) on Investments (both realized      0.23         (0.74)        0.21         0.18         (0.05)
and unrealized)

Total From Investment Operations                      0.71         (0.24)        0.73         0.71         0.50

Less Distributions:

Dividends (from net investment income)                (0.48)       (0.51)        (0.52)       (0.53)       (0.55)

Distributions (from capital gains)                    ---          (0.02)        ---          ---          ---

Total Distributions                                   (0.48)       (0.53)        (0.52)       (0.53)       (0.55)

Net Asset Value, End of Period                        $11.54       $11.31        $12.08       $11.87       $11.69

Total Return(3)                                       6.41%(4)     (2.09)%       6.31%        6.27%        4.41%

Ratios/Supplemental Data

Net Assets, End of Period (000)                       $19,876      $21,242       $23,611      $23,722      $25,144

Ratio of Expenses to Average Net Assets               0.87%(5)     0.86%         0.86%        0.86%        0.85%

Ratio of Net Income (Loss) to Average Net Assets      4.59%(5)     4.30%         4.38%        4.57%        4.75%

Ratio of Expenses to Average Net Assets (excluding    0.98%        1.07%         1.06%        1.06%        1.05%
waivers)

Ratio of Net Income (Loss) to Average Net Assets      %            %             %            %            %
(excluding waivers)

Portfolio Turnover Rate(6)                            2.61%(4)     0.76%         6.14%        3.50%        3.66%
---------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Substantially all investment income is exempt from federal income tax.

(3)The total return calculation does not reflect the maximum sales charges of 4.00%.

(4)Not annualized.

(5)Annualized.

(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

MISSOURI TAX FREE FUND

                                                                          Fiscal Year Ended November 30,

Class B Shares                                        Fiscal       1999          1998         1997         1996
                                                      Period
                                                      Ended
                                                     October
                                                   31, 2000(1)
Per Share Data

Net Asset Value, Beginning of Period                  $11.31       $12.07        $11.86       $11.68       $11.74

Investment Operations:

Net Investment Income(2)                              0.39         0.41          0.43         0.44         0.45

Net Gains (Losses) on Investments (both realized      0.23         (0.73)        0.21         0.18         (0.06)
and unrealized)

Total From Investment Operations                      0.62         (0.32)        0.64         0.62         0.39

Less Distributions:

Dividends (from net investment income)                (0.39)       (0.42)        (0.43)       (0.44)       (0.45)

Distributions (from capital gains)                    ---          (0.02)        ---          ---          ---

Total Distributions                                   (0.39)       (0.44)        (0.43)       (0.44)       (0.45)

Net Asset Value, End of Period                        $11.54       $11.31        $12.07       $11.86       $11.68

Total Return(3)                                       5.64%(4)     (2.79)%       5.47%        5.43%        3.48%

Ratios/Supplemental Data

Net Assets, End of Period (000)                       $2,688       $3,519        $2,496       $1,398       $675

Ratio of Expenses to Average Net Assets               1.67%(5)     1.66%         1.66%        1.66%        1.65%

Ratio of Net Income (Loss) to Average Net Assets      3.79%(5)     3.51%         3.57%        3.76%        3.96%

Ratio of Expenses to Average Net Assets (excluding    1.78%        1.77%         1.76%        1.76%        1.75%
waivers)

Ratio of Net Income (Loss) to Average Net Assets      %            %             %            %            %
(excluding waivers)

Portfolio Turnover Rate(6)                            2.61%(4)     0.76%         6.14%        3.50%        3.66%
--------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Substantially all investment income is exempt from federal income tax.

(3)The total return calculation does not reflect the maximum sales charges of 4.00%.

(4)Not annualized.

(5)Annualized.

(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the fund is available in the fund's Statement of Additional Information, and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

You can obtain a free copy of the fund's SAI and/or free copies of the fund's most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

TAX FREE FUNDS -- CLASS Y SHARES


                , 2001

ASSET CLASSES
 *    EQUITY FUNDS
 *    INDEX FUNDS
 *    FUNDS OF FUNDS
 *    BOND FUNDS
(*)   TAX FREE FUNDS
 *    MONEY MARKET FUNDS

PROSPECTUS
FIRST AMERICAN INVESTMENT FUNDS, INC.

FIRST AMERICAN
Tax Free
       FUNDS

CLASS Y SHARES

MISSOURI TAX FREE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]

TABLE OF
Contents



Fund Summary

Missouri Tax Free Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Fund

Financial Highlights

For More Information                    Back Cover

FUND SUMMARY
Introduction

This section of the prospectus describes the objective of the First American Missouri Tax Free Fund, summarizes the main investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Missouri Tax Free FUND

--------------------------------------------------------------------------------
OBJECTIVE

Missouri Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Missouri Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and State of Missouri income tax, including the federal alternative minimum tax. The fund may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*    participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Fund -- Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the State of Missouri and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged, has no expenses and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

1991     11.66%

1992     8.93%

1993     11.86%

1994     (5.59)%

1995     17.01%

1996     3.19%

1997     8.29%

1998     5.41%

1999     (2.85)%

2000     10.88%


Best Quarter:        Quarter ending     March 31, 1995         7.58%

Worst Quarter:       Quarter ending     March 31, 1994         (5.57)%

AVERAGE ANNUAL TOTAL RETURNS                   Inception      One Year        Five         Ten Years
AS OF 12/31/00(2)                              Date                           Years
Missouri Tax Free Fund                         7/15/88        10.88%          4.87%        6.66%

Lehman Brothers Municipal Bond Index(3)                       11.68%          5.84%        7.32%
----------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/01 through 6/30/01 was         %.

(2)On 9/___/01, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/___/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on 10/2/95 and, prior to that, was a separate portfolio of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund.

(3)An unmanaged index comprised of fixed rate, investment grade, tax-exempt bonds with remaining maturities of one year or more.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.


SHAREHOLDER FEES

Maximum Sales Charge (Load)                                              None

Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES as a % of average net assets

Management Fees                                                          0.50%

Distribution and Service (12b-1) Fees                                    None

Other Expenses(1)                                                        0.32%
                                                                       ---------

Total Gross Fees                                                         0.82%

Waiver of Fund Expenses(2)                                               (0.12)%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.70%
--------------------------------------------------------------------------------

(1)"Other Expenses" are based on estimated amounts for the current fiscal year.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Annual Fund Operating Expenses do not exceed 0.70%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 in the discretion of the service providers.


Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


 1 year                                                                  $84

 3 years                                                                 $262

 5 years                                                                 $455

10 years                                                                 $1,014

POLICIES & SERVICES
Buying and Selling Shares

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the fund's distributor. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. Class Y shares are typically held in an omnibus account with the transfer agent. To find out whether you may purchase Class Y shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the fund's board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the fund must receive your purchase order by 3:00 p.m. Central time and the fund's custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the fund must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the fund. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the fund receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, the fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment Redemption In-Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Managing Your Investment

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from the fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. The fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, the fund may invest up to 20% of its net assets in municipal securities, the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The fund expects that its distributions will consist primarily of exempt-interest dividends.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of the fund's long-term net capital gains are taxable as long-term capital gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of the fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

MISSOURI INCOME TAXATION. Dividends paid by Missouri Tax Free Fund will be exempt from Missouri income taxes for individuals, estates, trusts, and corporations to the extent they are derived from interest on Missouri municipal oblitgations.

Additional Information
Management

U.S. Bancorp Piper Jaffray Asset Management, Inc. is the fund's investment advisor. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 1, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Piper Jaffray Asset Management manages the fund's business and investment activities, subject to the authority of the board of directors.

The fund pays the investment advisor a monthly fee equal to 0.50% of the fund's average daily net assets for providing investment advisory services.

Direct Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor
U.S. Bancorp Piper Jaffray Asset Management, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Piper Jaffray Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Piper Jaffray Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Piper Jaffray Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Piper Jaffray Asset Management and its affiliate, Firstar Mutual Fund Services (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, equal to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc, First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and equal to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Piper Jaffray Asset Management receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Piper Jaffray Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

The fund's investments are managed by a team of persons associated with U.S. Bancorp Piper Jaffray Asset Management.

More About The Fund

--------------------------------------------------------------------------------
OBJECTIVES

The fund's objective, which are described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that the fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The fund's main investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

INVESTMENT APPROACH. In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity and portfolio diversification. Fund managers conduct research on potential and current holdings in the funds to determine whether the fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

MUNICIPAL SECURITIES. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The fund may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See "Risks -- Risks of Municipal Lease Obligations."

The municipal securities in which the fund invests may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of the fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See "Interest Rate Risk" and "Risks of Inverse Floating Rate Securities."

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent the fund from achieving its investment objective.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the fund are summarized in the "Fund Summary" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See "Risks of Inverse Floating Rate Securities."

INCOME RISK. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.

CREDIT RISK. The fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

The fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When the fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

CALL RISK. Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund is subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

POLITICAL AND ECONOMIC RISK. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent the fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF INVERSE FLOATING RATE SECURITIES. The fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. The fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

RISKS OF ACTIVE MANAGEMENT. The fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the fund could underperform other mutual funds with similar investment objectives.

Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of Missouri Tax Free Fund. This information is intended to help you understand the fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended October 31, 2000 and earlier has been derived from the financial statements audited by _________________________, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

MISSOURI TAX FREE FUND

                                                                        Fiscal Year Ended November 30,

                                                      Fiscal       1999          1998         1997         1996
                                                      Period
                                                      Ended
                                                     October
                                                   31, 2000(1)
Per Share Data

Net Asset Value, Beginning of Period                  $11.32       $12.08        $11.87       $11.69       $11.74

Investment Operations:

Net Investment Income(2)                              0.50         0.53          0.55         0.56         0.57

Net Gains (Losses) on Investments (both realized      0.23         (0.74)        0.21         0.18         (0.05)
and unrealized)

Total From Investment Operations                      0.73         (0.21)        0.76         0.74         0.52

Less Distributions:

Dividends (from net investment income)                (0.50)       (0.53)        (0.55)       (0.56)       (0.57)

Distributions (from capital gains)                    ---          (0.02)        ---          ---          ---

Total Distributions                                   (0.50)       (0.55)        (0.55)       (0.56)       (0.57)

Net Asset Value, End of Period                        $11.55       $11.32        $12.08       $11.87       $11.69

Total Return                                          6.60%(3)     (1.81)%       6.52%        6.48%        4.62%

Ratios/Supplemental Data

Net Assets, End of Period (000)                       $126,896     $111,842      $94,402      $75,431      $55,905

Ratio of Expenses to Average Net Assets               0.67%(4)     0.66%         0.66%        0.66%        0.65%

Ratio of Net Income (Loss) to Average Net             4.79%(4)     4.51%         4.57%        4.76%        4.95%
Assets

Ratio of Expenses to Average Net Assets               1.08%        1.07%         1.06%        1.06%        0.75%
(excluding waivers)

Ratio of Net Income (Loss) to Average Net             %            %             %            %            %
Assets (excluding waivers)

Portfolio Turnover Rate(5)                            2.61%        0.76%         6.14%        3.50%        3.66%
-------------------------------------------------------------------------------------------------------------------

(1)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

(2)Substantially all investment income is exempt from federal income tax.

(3)Not annualized.

(4)Annualized.

(5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the fund is available in the fund's Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

You can obtain a free copy of the fund's SAI and/or free copies of the fund's most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Piper Jaffray Asset Management serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


SEC file number:  811-05309

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                            DATED [           ], 2001


BALANCED FUND                         CORPORATE BOND FUND
EQUITY INCOME FUND                    FIXED INCOME FUND
EQUITY INDEX FUND                     INTERMEDIATE TERM INCOME FUND
LARGE CAP GROWTH FUND                 LIMITED TERM INCOME FUND
LARGE CAP VALUE FUND                  STRATEGIC INCOME FUND
MID CAP GROWTH FUND                   ARIZONA TAX FREE FUND
MID CAP VALUE FUND                    CALIFORNIA INTERMEDIATE TAX FREE FUND
SMALL CAP GROWTH FUND                 CALIFORNIA TAX FREE FUND
SMALL CAP VALUE FUND                  COLORADO INTERMEDIATE TAX FREE FUND
EMERGING MARKETS FUND                 COLORADO TAX FREE FUND
INTERNATIONAL FUND                    INTERMEDIATE TAX FREE FUND
HEALTH SCIENCES FUND                  MINNESOTA INTERMEDIATE TAX FREE FUND
REAL ESTATE SECURITIES FUND           MINNESOTA TAX FREE FUND
TECHNOLOGY FUND                       OREGON INTERMEDIATE TAX FREE FUND
TAX FREE FUND                         MID CAP INDEX FUND
SMALL CAP INDEX FUND                  SCIENCE & TECHNOLOGY FUND
MICRO CAP FUND                        SMALL CAP CORE FUND
MID CAP CORE FUND                     CAPITAL GROWTH FUND
RELATIVE VALUE FUND                   LARGE CAP CORE FUND
GROWTH & INCOME FUND                  BOND IMMDEX FUND
U.S. GOVERNMENT SECURITIES FUND       MISSOURI TAX FREE FUND
HIGH YIELD BOND FUND                  NEBRASKA TAX FREE FUND


         This Statement of Additional Information relates to the Class A, Class B, Class C, Class S and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read
in conjunction with the Funds' current Prospectuses dated [         ], 2001. The
financial statements included as part of the Funds' Annual Report to shareholders for the fiscal year ended September 30, 2000 [and the financial statements included as part of the Fund's Semi-Annual Report dated March 31, 2001] are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at [1-800-__________]. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

GENERAL INFORMATION..........................................................  1

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS...........................  3
         Short-Term Investments..............................................  3
         U.S. Government Securities..........................................  4
         Repurchase Agreements...............................................  4
         When-Issued and Delayed Delivery Transactions.......................  5
         Lending of Portfolio Securities.....................................  5
         Options Transactions................................................  6
         Futures and Options on Futures......................................  8
         Fixed Income Securities -- Equity Funds.............................  9
         Foreign Securities..................................................  9
         Foreign Currency Transactions....................................... 11
         Mortgage-Backed Securities.......................................... 12
         Real Estate Investment Trust ("REIT") Securities.................... 15
         Asset-Backed Securities............................................. 16
         Municipal Bonds and Other Municipal Obligations..................... 16
         Temporary Taxable Investments....................................... 17
         Inverse Floating Rate Municipal Obligations......................... 17
         Zero Coupon Securities.............................................. 18
         Adjustable Rate Mortgage Securities................................. 18
         Interest Rate Transactions.......................................... 18
         Guaranteed Investment Contracts..................................... 18
         Debt Obligations -- Rated Less Than Investment Grade................ 19
         Debt Obligations -- Strategic Income Fund........................... 19
         Floating Rate Debt Obligations...................................... 19
         Fixed Rate Corporate Debt Obligations............................... 20
         Payment-In-Kind Debentures and Delayed Interest Securities.......... 20
         Preferred Stock..................................................... 20
         Participation Interests............................................. 20
         Closed-End Investment Companies..................................... 21
         U.S. Treasury Inflation-Protection Securities....................... 21
         Special Factors Affecting Arizona Tax Free Fund..................... 21
         Special Factors Affecting California Intermediate
           Tax Free Fund and California Tax Free Fund........................ 23
         Special Factors Affecting Colorado Intermediate
           Tax Free Fund and Colorado Tax Free Fund.......................... 25
         Special Factors Affecting Minnesota Intermediate
           Tax Free Fund and Minnesota Tax Free Fund......................... 28
         Special Factors Affecting Missouri Tax Free Fund.................... 29
         Special Factors Affecting Nebraska Tax Free Fund.................... 30
         Special Factors Affecting Oregon Intermediate Tax Free Fund......... 31
         CFTC Information.................................................... 35

INVESTMENT RESTRICTIONS...................................................... 35

PORTFOLIO TURNOVER........................................................... 36

DIRECTORS AND EXECUTIVE OFFICERS............................................. 37
         Directors........................................................... 37
         Executive Officers.................................................. 38
         Compensation........................................................ 39

CODE OF ETHICS............................................................... 40


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


INVESTMENT ADVISORY AND OTHER SERVICES....................................... 40
         Investment Advisory Agreement....................................... 40
         Sub-Advisory Agreement For Emerging Markets Fund,
           International Fund and Strategic Income Fund...................... 42
         Administration Agreement............................................ 43
         Distributor And Distribution Plans.................................. 45
         Custodian; Counsel; Auditors........................................ 49

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE........................... 49

CAPITAL STOCK................................................................ 53

NET ASSET VALUE AND PUBLIC OFFERING PRICE.................................... 73

FUND PERFORMANCE............................................................. 77

TAXATION..................................................................... 91

REDUCING SALES CHARGES....................................................... 92
         Class A Sales Charge................................................ 92
         Sales of Class A Shares at Net Asset Value.......................... 93

ADDITIONAL INFORMATION ABOUT SELLING SHARES.................................. 93
         By Telephone........................................................ 93
         By Mail............................................................. 94
         Redemptions Before Purchase Instruments Clear....................... 95

RATINGS...................................................................... 95
         Ratings of Corporate Debt Obligations and Municipal Bonds........... 95
         Ratings of Preferred Stock.......................................... 97
         Ratings of Municipal Notes.......................................... 97
         Ratings of Commercial Paper......................................... 98

FINANCIAL STATEMENTS......................................................... 98

                               GENERAL INFORMATION

         First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

         FAIF is organized as a series fund and currently issues its shares in 42 series [. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Funds."

         For purposes of this Statement of Additional Information, "Equity Funds" shall constitute Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund, International Fund, Health Sciences Fund, Real Estate Securities Fund, Technology Fund, Mid Cap Index Fund, Small Cap Index Fund, Science & Technology Fund, Micro Cap Fund, Small Cap Core Fund, Mid Cap Core Fund, Capital Growth Fund, Relative Value Fund, Large Cap Core Fund and Growth & Income Fund. "Bond Funds" shall constitute Corporate Bond Fund, Fixed Income Fund, Intermediate Term Income Fund, Limited Term Income Fund, Strategic Income Fund, Bond IMMDEX Fund, High Yield Bond Fund and U.S. Government Securities Fund. "Tax Free Funds" shall constitute Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, Nebraska Tax Free Fund and Missouri Tax Free Fund. Each of the Funds are open-end management investment companies and, except for the Tax Free Funds (other than Tax Free Fund and Intermediate Tax Free Fund), Health Sciences Fund, Real Estate Securities Fund, Technology Fund and Science & Technology Fund, are diversified investment companies. The Tax Free Funds (other than Tax Free Fund and Intermediate Tax Free Fund), Health Sciences Fund, Real Estate Securities Fund, Technology Fund and Science & Technology Fund are non-diversified investment companies.

         Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B (except for the Tax Free Funds and certain Bond Funds), Class C (except certain Bond Funds and certain Tax Free Funds), Class S (except for the Tax Free Funds)and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

         The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); First American Insurance Portfolios, Inc. ("FAIP"); and eleven separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.-II, American Strategic Income Portfolio Inc.-III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Municipal Term Trust Inc., American Municipal Term Trust Inc.-II, American Municipal Term Trust Inc.-III, Minnesota Municipal Term Trust Inc., Minnesota Municipal Term Trust Inc.-II, and American Income Fund, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF").

FIRSTAR FUNDS, INC. / FIRST AMERICAN INVESTMENT FUNDS, INC. REORGANIZATION

         On [        ], 2001, Firstar Funds, Inc and FAIF consummated a
reorganization pursuant to which shares of certain Firstar Funds were exchanged for certain shares of FAIF. As a result of this reorganization, where the Firstar Fund was the financial accounting survivor of the reorganization transaction, the performance history, historical data and certain of the expense
information prior to [        ], 2001 is that of the "Predecessor Firstar Fund".
However, where the FAIF Fund was the financial accounting survivor of the reorganization transaction, the performance history, historical data and the
expense information prior to [        ], 2001 remains that of the FAIF Fund.

         The following Predecessor Firstar Funds have reorganized into the corresponding series of FAIF. In each of the following instances the series of FAIF was the financial accounting survivor. As such, the performance history, historical data and the expense information related to the following Funds is that of the series of FAIF and not the Predecessor Firstar Fund.

PREDECESSOR FIRSTAR FUND                FIRST AMERICAN INVESTMENT FUND
------------------------                ------------------------------
Equity Index Fund                       Equity Index Fund
International Fund                      Emerging Markets Fund
Emerging Market Fund                    Emerging Markets Fund
International Value Fund                International Fund
Real Estate Securities Fund             Real Estate Securities Fund
Balance Income Fund                     Balanced Fund
Balanced Growth Fund                    Balanced Fund
Equity Income Fund                      Equity Income Fund
Strategic Income Fund                   Corporate Bond Fund
Aggregate Bond Fund                     Fixed Income Fund
Intermediate Bond Fund                   Intermediate Term Income Fund
Short Term Bond Fund                    Limited Term Income Fund
National Municipal Bond Fund            Tax Free Fund
Tax Exempt Intermediate Bond Fund       Intermediate Tax Free Fund

         In each of the following instances the Predecessor Firstar Fund was the financial accounting survivor. As such, the performance history, historical data and the expense information related to the following Funds is that of the Predecessor Firstar Fund and not that of the series of FAIF.

PREDECESSOR FIRSTAR FUND                FIRST AMERICAN INVESTMENT FUND
------------------------                ------------------------------
Mid Cap Index Fund                      Mid Cap Index Fund
Small Cap Index Fund                    Small Cap Index Fund
Science & Technology Fund               Science & Technology Fund
International Growth Fund               International Fund
Micro Cap Fund                          Micro Cap Fund
Mid Cap Core Fund                       Mid Cap Core Fund
Small Cap Core Fund                     Small Cap Core Fund
Large Cap Growth Fund                   Capital Growth Fund
Relative Value Fund                     Relative Value Fund
Large Cap Core Fund                     Large Cap Core Fund
Growth & Income Fund                    Growth & Income Fund
Bond IMMDEX Fund                        Bond IMMDEX Fund
U.S. Government Securities Fund         U.S. Government Securities Fund
Missouri Tax Exempt Bond Fund           Missouri Tax Free Fund

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

         The main investment strategies of each Fund are set forth in each Fund's Prospectus. Additional information concerning main investment strategies of the Funds, and other investment strategies which may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

         If a percentage limitation on investments by a Fund stated in this section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets (other than Corporate Bond Fund, Strategic Income Fund and, to the extent they can invest in convertible debt securities, Equity Income Fund and Growth & Income Fund) be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

         Most of the Funds can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by U.S. Bancorp Piper Jaffray Asset Management, Inc., the Funds' investment advisor ("U.S. Bancorp Piper Jaffray Asset Management" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

         Tax Free Funds, Bond Funds and the Balanced Fund may also invest in Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

         Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper (including the Tax Free Funds, which may purchase tax-exempt commercial paper) consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings."

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or the applicable Funds' investment sub-advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

         * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         * notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

         * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         * notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

         The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" below for a description of these securities and the Funds that may invest in such securities.

REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of Emerging Markets Fund and International Fund, such Fund's investment sub-advisor, will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements. In the case of Strategic Income Fund, the Advisor and the Fund's investment sub-advisor will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

         The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         Each of the Funds (excluding Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

         The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

         In connection with their ability to purchase securities on a when-issued or delayed delivery basis, Balanced Fund (with respect to its fixed income assets) and the Bond Funds may enter into mortgage "dollar rolls" in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

         When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund's custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or a Fund's investment sub-advisor, if any, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of Emerging Markets Fund, International Fund or Strategic Income Fund, such Fund's sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

         U.S. Bank National Association (U.S. Bank") (the Funds' custodian and an affiliate of the Advisor) may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation. U.S. Bank currently receives fees equal to 40% of the Funds' income from securities lending transactions.

         In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund's sub-advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

OPTIONS TRANSACTIONS

         To the extent set forth below, the Funds may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies on securities that they own or have the right to acquire. These transactions will be undertaken for the purpose of reducing risk to the Funds; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

         OPTIONS ON SECURITIES. The Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund), Tax Free Funds Strategic Income Fund and High Yield Bond Fund may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

         A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         OPTIONS ON STOCK INDICES. The Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund), Strategic Income Fund, High Yield Bond Fund and Corporate Bond Fund may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTIONS ON INTEREST RATE INDICES. The Bond Funds and Tax Free Funds may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

         WRITING OF CALL OPTIONS. The Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund), High Yield Bond Fund and Strategic Income Fund may write (sell) covered call options. These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of Emerging Markets Fund, International Fund and Strategic Income Fund) on foreign currencies. The Equity Funds (other than Emerging Markets Fund and International Fund) may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, and, in the case of Emerging Markets Fund and International Fund, covering up to 50% of the equity securities owned by such Funds. Strategic Income Fund may write
(sell) covered call options on equity securities covering up to 25% of its net assets.

         When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Funds may also write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         LIMITATIONS. None of the Funds other than Mid Cap Growth Fund, Emerging Markets Fund and International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

         The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

         Balanced Fund, Science & Technology Fund, Capital Growth Fund, Relative Value Fund, Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, International Fund, Emerging Markets Fund, the Bond Funds and the Tax Free Funds may engage in futures transactions, options on futures transactionsand may enter into contracts for the future delivery of securities and options thereon. Emerging Markets Fund, International Fund, Strategic Income Fund, Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund may enter into stock index futures contracts and options thereon. Balanced Fund, the Bond Funds and the Tax Free Funds may enter into interest rate futures, interest rate index futures (for the Bond Funds and Tax Free Funds) and options thereon. In addition, Emerging Markets Fund, International Fund and Strategic Income Fund may enter into contracts for the future delivery of foreign currencies and options thereon.

         A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

         At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

         A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of Emerging Markets Fund and International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of , respectively, the S&P 500 Composite Index, the S&P MidCap 400 Index or the Russell 2000 Index.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.

         Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to Emerging Markets Fund, International Fund and Strategic Income Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

         Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES -- EQUITY FUNDS

         The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

         In addition, Equity Income Fund may invest up to 25% of its total assets, Growth & Income Fund may invest up to 20% of its total assets, and each of the other Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations Rated Less Than Investment Grade."

         The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest theprepayment at a lower interest rate).

FOREIGN SECURITIES

         GENERAL. Under normal market conditions Emerging Markets Fund and International Fund invest principally in foreign securities (Strategic Income Fund invests significantly in foreign securities), and certain other Funds may invest lesser proportions of their assets in securities of foreign issuers that are either listed on a United States securities exchange or represented by American Depositary Receipts. In addition, Large Cap Growth Fund, Large Cap Value Fund, Equity Income Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Health Sciences Fund, Real Estate Securities Fund, Small Cap Core Fund, Mid Cap Core Fund, Micro Cap Fund, Large Cap Core Fund, Capital Growth Fund, Relative Value Fund, Science & Technology Fund, Growth & Income Fund and Technology Fund each may invest up to 25% of its total assets (25% of the equity portion of the Balanced Fund) in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Furthermore, Limited Term Income Fund, Bond IMMDEX Fund, Intermediate Term Income Fund and Fixed Income Fund may invest up to 15%, and Corporate Bond Fund and High Yield Bond Fund may invest up to 25%, of total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) bonds of foreign issuers having total capital and surplus at the time of investment of at least $1 billion.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

         EMERGING MARKETS. Emerging Markets Fund, International Fund and Strategic Income Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

         Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Emerging Markets Fund, International Fund and Strategic Income Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

         Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

         FOREIGN SECURITIES EXCHANGES. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of Emerging Markets Fund, International Fund or Strategic Income Fund is uninvested. In addition, settlement problems could cause such Funds to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         Emerging Markets Fund, International Fund and Strategic Income Fund invest in securities which are purchased and sold in foreign currencies. The value of their assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. These Funds also will incur costs in converting United States dollars to local currencies, and vice versa.

         Emerging Markets Fund, International Fund and Strategic Income Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Emerging Markets Fund, International Fund and Strategic Income Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. These Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. Emerging Markets Fund, International Fund and Strategic Income Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

         Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The applicable Fund's investment sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that their respective investment sub-advisor's view regarding future exchange rates proves to have been incorrect, Emerging Markets Fund, International Fund and Strategic Income Fund may realize losses on their foreign currency transactions.

         As stated above, Emerging Markets Fund, International Fund and Strategic Income Fund may engage in a variety of foreign currency transactions in connection with their investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where the Funds would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Funds will comply with applicable SEC announcements requiring them to segregate assets to cover the Funds' commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been "covered" by entering into an offsetting position. The Funds (except Strategic Income Fund) generally will not enter into a forward contract with a term longer than one year, and Strategic Income Fund will not enter into a forward contract with a term longer than six months.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, Emerging Markets Fund, International Fund and Strategic Income Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, these Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect Emerging Markets Fund, International Fund or Strategic Income Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

         As described in the applicable Prospectuses, Balanced Fund and the Bond Funds also may invest in mortgage-backed securities. Each of these Funds will invest only in mortgage-backed securities that are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as defined and described below. In addition, Balanced

Fund and the Bond Funds may invest in private pass-through securities. Furthermore, Strategic Income Fund may invest in Real Estate Mortgage Investment Conduits ("REMICs").

         Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

         The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

         * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

         REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest (the type in which Strategic Income Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Funds (except Limited Term Income Fund) will invest more than 10% of their total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities. Limited Term Income Fund will not invest in interest-only, principal-only, inverse interest-only or inverse floating rate mortgage-backed securities.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

         A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

         REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

         Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

         Because the Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

ASSET-BACKED SECURITIES

         Balanced Fund and the Bond Funds may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

         The Tax Free Funds may invest in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" includes short-term municipal notes issued by the states and their political subdivisions.

         MUNICIPAL BONDS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

         Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

         REFUNDED BONDS. Tax Free Funds may not invest more than 25% of fund assets in unrated securities. Investments in refunded bonds are excluded from this limitation. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. For the purposes of excluding refunded bonds from the 25% limitation on unrated securities in the Tax Free Funds, there are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity ("ETM") bonds.

         The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from one to three percent above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

         DERIVATIVE MUNICIPAL SECURITIES. Tax Free Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

         The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. Tax Free Funds may each invest up to 10% of their total assets in custodial receipts which have inverse floating interest rates.

         MUNICIPAL LEASES. The Tax Free Funds also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

         Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

         In light of these concerns, the Tax Free Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As set forth in "Investment Restrictions" below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

TEMPORARY TAXABLE INVESTMENTS

         The Tax Free Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS

         Each of the Tax Free Funds may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

ZERO COUPON SECURITIES

         The Bond Funds and Tax Free Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

ADJUSTABLE RATE MORTGAGE SECURITIES

         The Bond Funds and Balanced Fund may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMs move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

         ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

INTEREST RATE TRANSACTIONS

         Tax Free Funds may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

GUARANTEED INVESTMENT CONTRACTS

         Limited Term Income Fund also may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs"). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs therefore are usually considered to be illiquid investments. Limited Term Income Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

DEBT OBLIGATIONS -- RATED LESS THAN INVESTMENT GRADE

         Strategic Income Fund and Corporate Bond Fund may invest in both investment grade and non-investment grade debt obligations. High Yield Bond Fund invests primarily in non-investment grade bonds. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Corporate Bond Fund may invest in non-investment grade bonds rated at least B by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for investments by Strategic Income Fund (which means that the Fund may invest in bonds in default). From time to time, the Fund's portfolio may consist primarily of non-investment grade debt obligations.

         The "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization Equity Income Fund and Growth & Income Fund may invest in corporate debt obligations which are convertible into common stock without regard to their rating.

         Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

         In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's and applicable sub-advisor's own credit analysis than is the case with investment grade obligations.

DEBT OBLIGATIONS -- STRATEGIC INCOME FUND AND HIGH YIELD BOND FUND

         The Funds' investments may include U.S. dollar-denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity. Certain debt obligations in which the Fund invests may involve equity characteristics. The Fund may, for example, invest in unit offerings that combine debt securities and common stock equivalents such as warrants, rights and options. It is anticipated that the majority of the value attributable to the unit will relate to its debt component.

FLOATING RATE DEBT OBLIGATIONS

         The Bond Funds and Balanced Fund expect to invest in floating rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

FIXED RATE DEBT OBLIGATIONS

         The Bond Funds and Balanced Fund will invest in fixed rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

         Strategic Income Fund, High Yield Bond Fund and Corporate Bond Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986 (the "Code").

         Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK

         The Equity Funds, Strategic Income Fund, High Yield Bond Fund and Corporate Bond Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

         Although the Bond Funds (except Strategic Income Fund, High Yield Bond Fund and Corporate Bond Fund) will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, they may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Bond Funds as soon as practicable in an orderly manner.

PARTICIPATION INTERESTS

         Strategic Income Fund, High Yield Bond Fund and Corporate Bond Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's.

CLOSED-END INVESTMENT COMPANIES

         The Tax Free Funds may invest up to 10% of their total assets in common or preferred shares of closed-end investment companies that invest in municipal bonds and other municipal obligations. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. In the event that shares acquired at a premium subsequently decline in price relative to their net asset value or the value of portfolio investments held by such closed-end companies declines, the Tax Free Funds and their shareholders may experience a loss. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

         To the extent they may invest in fixed-income securities, the Funds may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

SPECIAL FACTORS AFFECTING ARIZONA TAX FREE FUND

         As described in the Prospectuses relating to Arizona Tax Free Fund, except during temporary defensive periods, the fund will invest most of its total assets in Arizona municipal obligations. The fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Arizona municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Arizona. This information is derived from sources that are generally available to investors and is based in part on information obtained from the State of Arizona.

         STATE AND LOCAL GOVERNMENT BOND ISSUE. Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

         There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

         GENERAL ECONOMIC CONDITIONS. The rate of growth in Arizona should continue to slow as it has over the last several years. The State should continue to do well, however, because of a combination of factors, including low commercial real estate vacancy rates, continued growth in the U.S. economy and a recovery in Asia. While the Arizona economy cannot be viewed as a monolith, it seems to be fairly well balanced.

         Retail sales, after rising by more than 8% in 1999, should be up by about 6% in 2000. Population growth is expected to slow from nearly 2.9% in 1999 to about 2.7% in 2000. Personal income, after growing at about 7% in 1999, should grow at about 6% in 2000. Housing, which is expected to have decreased only modestly is 1999, should decrease by 10% to 15% in 2000.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted. The 1998 legislature enacted a $120 million tax reduction package, resulting in the seventh consecutive year of significant state tax reduction. In earlier years, the 1997 legislature enacted a $110 million income tax reduction package, the 1996 legislature enacted a $200 million property tax reduction package, and an income tax reduction of $200 million was enacted in 1995.

         Fiscal year ("FY") 1999 General Fund revenues, which exceeded projections by $99 million, reflected the continued strength of the economy. Looking forward, the expectations regarding General Fund revenues for Fiscal Year 2000 and 2001 have been upwardly revised. Revenue growth has been increased overall by $272 million, or less than 2%, over the three-year forecast period, after accounting for all trigger items.

         The FY 2000 and FY 2001 budget contained a number of provisions that would "trigger" fiscal events if revenues exceeded expectations. Those events included a number of different tax reductions, plus additional funding for education. The $99 million in unexpected FY 1999 revenues triggered a number of those events. Based on the revised forecast, it is anticipated that the remaining triggers will occur at the close of FY 2000.

         Overall, the "big three" revenue sources - individual income tax, sales and use tax, and corporate income tax - are expected to continue their strong but slowing growth for the remainder of the biennium. Since the adoption of the original biennial budget, the sales and use category has been increased by $141 million. This includes adjustments of $20 million, $71 million and $68 million for, respectively, FY's 1999, 2000 and 2001. This category has shown very strong recent growth, especially this late in the economic cycle. FY 1999 closed with year-over-year growth of 8.84%, and the forecast for the remainder of the biennium anticipates slowing but good growth of 8.26% in FY 2000 and 5.84% for FY 2001. Year-to-date growth through the end of November is 9.1% over the prior year.

         INDIVIDUAL INCOME TAXES. Individual income taxes have realized substantial growth during the last several years of the economic cycle, with the performance being driven by Wall Street and the overall strength of the economy. As part of the budget addendum submitted by the Governor, individual income tax has been increased by $30 million over what the original budget had anticipated for the three-year forecast. That includes $2 million for FY 1999 and FY 2000, and $30 million for FY 2001. The biennium addendum is based on a slowing rate of growth for this category. The impact of slowing job growth and uncertain expectations regarding Wall Street call to question whether continued double-digit growth can be maintained. Through the first five months of the fiscal year, withholding growth has been about 6%, versus FY 1999 growth of over 10%.

         CORPORATE INCOME TAX. With the additional variable of a significant rate reduction, from 8% to 7%, that resulted from triggered fiscal events, the State has indicated that forecasting this category will prove difficult. FY 1999 closed the books with $545 million, or a 3.28% gain over the prior year. The revised revenue projection holds collections relatively constant at the FY 1999 level and adjusts solely for the anticipated negative impact of the tax rate reduction, for a change of $5 million and ($37 million) for FY 2000 and FY 2001, respectively.

SPECIAL FACTORS AFFECTING CALIFORNIA INTERMEDIATE TAX FREE FUND AND CALIFORNIA TAX FREE FUND

         As described in the Prospectuses relating to California Intermediate Tax Free Fund and California Tax Free Fund, except during temporary defensive periods, the funds will invest most of their total assets in California municipal obligations. The funds therefore are susceptible to political, economic and regulatory factors affecting issuers of California municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in California. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default.

         GENERAL ECONOMIC CONDITIONS. California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high-technology, trade, entertainment, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a recession between 1990-1993. On the strength of a $1.2 trillion gross state product in 1999, California became the sixth largest economy in the world (surpassing Italy which had a gross national product of $1.14 trillion in 1999).

         Although fuel and other energy prices have risen sharply in recent months, the State does not believe this will have a major impact on the economy, as the California and national economies are much more energy-efficient than during the energy crises of the 1970s and 1980s. Still, some dampening effect may occur.

         Weak export, evident since the Asian recession which developed in 1998, may persist, but there are other elements in the California economy that will help partially offset the Asia-related problems. Demand for computer services and software remains extremely strong, buoyed by last year's demand to fix Y2K problems, the continued explosive growth of the Internet, and financial sector needs related to the new Euro currency. The strength in construction activity will continue to boost prospects for related manufacturing industries. Although California economic growth will slow from the pace of 1997 - 1999, gains in employment and income should continue to outpace the nation.

         POPULATION AND LABOR FORCE. California's population grew by 542,000 people in 1999 to a total of 34.03 million. California's population is concentrated in metropolitan areas specifically in Los Angeles and San Diego Counties. California enjoys a large and diverse labor force. For calendar year 1999, the total civilian labor force was 16,586,000 with 15,722,000 individuals employed and 5.2%, unemployed. In comparison, the unemployment rate for the United States during the same time was 4.2%.

         BUDGETARY PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

         REVENUES AND EXPENDITURES. The moneys of the State are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The

General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of August 21, 2000, the PMIA held approximately $29.91 billion of State moneys, and $12.31 billion of moneys invested for 2,811 local governmental entities through the Local Agency Investment Fund ("LAIF"). The total assets of the PMIA as of August 21, 2000 were $41.2 billion. The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10% of PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity date. The average life of the investment portfolio of the PMIA as of August 21, 2000 was 199 days.

         SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes. Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 2000, the General Fund had no outstanding loans from the SFEU, General Fund special accounts or other special funds.

         PROPOSITION 13. The primary units of local government in California are the counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 475 unincorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. A recent California Supreme Court decision has upheld the constitutionality of an initiative statute, previously held invalid by lower courts, which requires voter approval for "general" as well as "special" taxes at the local level. Counties, in particular, have had fewer options to raise revenues than many other local government entities, yet have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. The 2000 Budget Act (below) provides significant assistance to local government, including $200 million set aside for one-time discretionary funding to local governments, $121.3 million to support local front-line law enforcement (sheriffs' departments, jail construction and operation, district attorneys), $75 million for technology funding for local law enforcement, $400 million for deferred maintenance of local streets, and hundreds of millions of dollars in assistance in the areas of mental health, social services, environmental protection, and public safety.

         STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         LITIGATION GENERALLY. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In 1998, the State signed a settlement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion over a period of 25 years.

         PRIOR FISCAL YEARS' FINANCIAL RESULTS. Following a severe recession beginning in 1990, the State's condition improved markedly during the fiscal years starting in 1995-1996, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years. The economy grew strongly during the fiscal years beginning in 1995-1996, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-1996, $1.6 billion in 1996-1997, $2.4 billion in 1997-1998, $1.7 billion in 1998-1999, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted.

         2000 BUDGET ACT. The 2000 Budget Act was signed by the Governor on June 30, 2000, the second consecutive year the State's Budget was enacted on time. The spending plan assumes General Fund revenues and transfer of $73.9 billion, an increase of 3.8 % above the estimates for 1999-2000. The 2000 Budget Act appropriates $78.8 billion from the General Fund, an increase of 17.3 % over 1999-2000, and reflects the use of $5.5 billion from the Special Fund for Economic Uncertainties in order not to place undue pressure on future budget years. About $7.0 billion of the increased spending in 2000-01 will be for one-time expenditures and investments. Some of the major features of the 2000 Budget Act included an increase in funding for higher education; an increase in funding to the General Fund for health and human services; and an increase in money devoted to capital outlay (transportation improvements and new funding for housing programs).

         DEBT ADMINISTRATION AND LIMITATION. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State Constitution prohibits the creation of indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. The State had $21.0 billion aggregate principal amount of general obligation bonds outstanding, and $14.4 billion authorized and unissued, as of September 1, 2000. Outstanding lease revenue bonds totaled $6.7 billion as of September 1, 2000.

         The General Obligation Bond Law permits the state to issue as variable rate indebtedness, up to 20 % of the aggregate amount of long - term general obligation bonds outstanding. As of September 1, 2000, there was no variable rate indebtedness outstanding; however, the state plans to issue such indebtedness in the future.

SPECIAL FACTORS AFFECTING COLORADO INTERMEDIATE TAX FREE FUND AND COLORADO TAX FREE FUND

         As described in the Prospectuses relating to Colorado Intermediate Tax Free Fund and Colorado Tax Free Fund, except during temporary defensive periods, each Fund will invest most of its total assets in Colorado municipal obligations. The Funds are therefore susceptible to political, economic and regulatory factors affecting issuers of Colorado municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Colorado. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Colorado. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and that there is no obligation on the part of the State of Colorado to make payment on such local obligations in the event of default.

         Throughout the 1990s, Colorado's population growth (2.3% per year) was faster than the national average (0.9% per year). The State's in-migration peaked at 77,000 in 1993. As the decade advanced, population growth slowed in Colorado, primarily due to lower rates of in-migration. In 1999, it is estimated that there were approximately 54,000 in-migrants to Colorado, following almost 62,000 in 1998. The State expects in-migration in 2000 to further slow to close to 53,000 new residents and taper off to approximately 48,000 by 2005. The slower rate of in-migration will cause population growth to moderate. Population is expected to increase 2.3% in 2000 and slow to a 1.8% rate by 2005.

         At the national level, the economy has shown initial signs of slowing. But, through the first half of 2000, the Colorado economy continued to perform at a healthy pace. Employment growth is strong, the unemployment rate is low, and retail sales are robust. However, the strong growth in construction witnessed during the 1990s has tempered and inflation is beginning to pick up in Colorado.

         The forecast for the Colorado economy calls for growth remaining healthy but tapering off from the pace witnessed during the 1990s. Employment growth remains strong but will slow from the average 3.8% rate that occurred during the past decade. Construction, one of the mainstays of the Colorado economic boom, is forecast to slow in 2000 and beyond. Meanwhile, the Denver-Boulder inflation rate is forecast to jump to 3.6% in 2000 from a low 2.9% rate in 1999 and then move toward 3.0% in 2002 and 2003. Retail sales, while remaining relatively strong, will show slower growth in the next five years.

         AN OVERVIEW OF RECENT COLORADO ECONOMIC EVENTS. Recent economic indicators show some signs of strong growth as well as a few signs of a slowing economy. Employment and retail sales remain strong, while inflation and construction show preliminary signs of economic slowing. Through July 2000, nonfarm employment grew 3.6% compared with the same period in 1999. Moreover, the state's unemployment rate averaged 2.6% through July. Retail trade sales are growing at an exceptional pace this year. Through June 2000, retail trade sales are up 12.9% compared with the first six months of 1999. However, price pressures are beginning to creep into Colorado's economy. In the first six months of 2000, the Denver-Boulder inflation rate was up 3.8%, the highest it has been since 1995. Furthermore, the construction sector is down this year from the high levels of 1999. The construction industry is being propped up in 2000 by infrastructure building and strong multi-family construction. Multi-family construction permits increased 54.8% through July 2000 compared with year-to-date July 1999, although single-family home permits and the value of nonresidential construction are both down through July 2000 compared with the same period in 1999.

         Colorado's strong economic expansion began in 1992 in tandem with the national expansion, and has been stronger than national economic activity. During the 1990s, growth in Colorado's economy has been faster than the national average. Indeed, Colorado ranks second in the nation behind Utah for economic growth from 1990 to 1999 for the following economic indicators: growth in population, gross state product, per capita income, personal income, and wages and salaries and the unemployment rate. These same economic indicators rank Colorado number one in the nation for growth between 1998 and 1999. Colorado's per capita income growth was the strongest in the nation in the 1990s, increasing almost 100%. Personal income grew at an annual rate of 7.8% from 1990 through 1999. Moreover, between 1990 and 1998, Colorado posted the fourth highest gross state product ("GSP") growth in the nation, with GSP growth averaging 7.4% per year. In addition, Colorado ranked fifth in the nation between 1990 and 1999 for job growth, increasing at an annual rate of 3.8%.

         The Colorado economy is one of the best it has been in a generation. Two factors have combined to create the economic prosperity: long-term employment growth and relatively low inflation. These two factors combine to produce a reasonably high standard of living in Colorado and well-balanced, sustainable growth. Employment growth has averaged 3.8% per year throughout the 1990s, similar to Colorado's long-term growth path that existed prior to the 1980s. Thus far in 2000, Colorado's employment growth remains strong. While the growth in jobs is important to Colorado's economy, the changing composition of the labor market has been instrumental in creating sustainable economic growth. Colorado has experienced an influx of jobs that require more skill and more education than the typical service job created during previous economic expansions.

         Low inflationary pressure throughout the late 1990s has also been instrumental to this economic expansion. Even with the tight employment situation, little wage inflation has been experienced until recently. The Denver-Boulder inflation rate was 2.9% in 1999 and 2.4% in 1998. However, through the first six months of 2000, the inflation rate increased 3.8%. The majority of the recent increase results from a 34% increase in fuel prices in Colorado.

         Colorado has experienced strong wage growth in the past few years, mainly resulting from the change in the composition of the labor market rather than higher raises. The infusion of advanced technology jobs -- many that are high-wage positions -- has led to the higher wage growth for the State. The average wage growth per worker was 6.9% during 1999 after adjusting for inflation, the strongest average wage growth since the 1970s. In addition, Colorado ranked fifth in the nation for per capita income in 1999 at $31,500.

         The strong wage and income growth witnessed during the 1990s bolstered the amount of discretionary income for Colorado consumers. Through June 2000, retail sales increased 12.9%. Colorado consumers have had more money to spend due to both increased wages and increased wealth from the stock market.

         In addition, the construction industry has been important in promulgating the economic expansion. Both nonresidential and residential construction reached record levels in the late 1990s. Over $1.5 billion of "mega" nonresidential construction projects were completed during the decade, boosting Colorado's construction sector. These projects include the Denver International Airport, Coors Field, and the Downtown Public Library, among others.

         COLORADO FISCAL CONDITION. The Colorado Constitution allocates to the General Assembly legislative responsibility for appropriating State moneys to pay the expenses of State government. The fiscal year ("FY") of the State is the 12-month period commencing July 1 and ending June 30. During the fiscal year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplementary appropriations.

         The FY 1999-00 Taxpayer's Bill of Rights ("TABOR") surplus that will be refunded in FY 2000-01 reached $941.1 million, a 38.5 % increase from the FY 1998-99 TABOR surplus. This TABOR surplus is expected to reach $1,023.7 million in FY 2001-02, in spite of enactment of $550 million in permanent tax relief. In total, from FY 2000-01 through FY 2005-06 the State is expected to exceed its TABOR limit by $8.0 billion. This means an average refund of $250 per adult and $500 for a married couple. With the permanent tax relief and TABOR refund mechanisms combined, an individual will receive on average $502 in annual tax relief while a married couple will receive on average $1,004.

         In FY 2000-01, the General Fund reserve is forecast to be $621.1 million, which is $408.1 million above the statutory 4% reserve requirement. By 2005-06, the fiscal year-end General Fund reserve will be $578.5 million and the excess General Fund reserve will be $293.3 million. The monies in excess of the General Fund reserve are typically used for capital expenditures and permanent tax relief.

         Colorado taxes have been permanently reduced by roughly one-half billion dollars annually. The combined effect of tax relief measures passed in both the 1999 and 2000 legislative sessions is $550 million in FY 2001-02, the first full-year that all measures will be in effect. In the 2000 session, taxes were permanently reduced by $254 million, following tax relief totaling almost $300 million during the 1999 session.

         Growth in General Fund revenues increased 8.8% in FY 1999-00, after increasing 7.3% in FY 1998-99. Despite the significant tax relief passed in 1999 and 2000, General Fund revenues continue to increase. However, we anticipate General Fund revenue growth will slow in FY 2000-01 and FY 2001-02 once the full impact of the tax relief is felt. This section of the forecast first discusses the surplus due to spending limits imposed by the TABOR -- Article X, Section 20 of the Colorado state constitution. It also describes tax cuts enacted in 1999 and 2000 and presents an overview of the General Fund reserves and revenues.

         Over the past few years, Colorado's economic expansion has contributed to strong growth in General Fund revenues. Colorado's General Fund revenue growth averaged 9.3% per year during the 1990s and was 8.8% in FY 1999-00. This strong growth occurred even though we have permanently lowered taxes by $550 million on an annual basis. Even given these tax cuts, Colorado's TABOR surplus is expected to range from $1.1 billion to $1.8 billion in the next six years. The TABOR provision of the constitution limits the state's revenue growth to the sum of inflation and population growth from the previous calendar year.

         The significant anticipated TABOR surplus resulted in the enactment of several permanent tax cuts during the last two years. In total, taxes were permanently reduced by $550 million in FY 2001-02. The vast majority (86%) of the tax relief was from lower income and sales tax rates. The income tax rate has been lowered twice and now stands at 4.63%, compared with 5.0% in 1998. Meanwhile, on January 1, 2001, the sales tax rate will be lowered from 3.0% to 2.9%.

SPECIAL FACTORS AFFECTING MINNESOTA INTERMEDIATE TAX FREE FUND AND MINNESOTA TAX FREE FUND

         As described in the Prospectuses relating to Minnesota Intermediate Tax Free Fund and Minnesota Tax Free Fund, except during temporary defensive periods, these Funds will invest most of their total assets in Minnesota municipal obligations. These Funds therefore are susceptible to political, economic and regulatory factors affecting issuers of Minnesota municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Minnesota and releases issued by the Minnesota Department of Finance. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default.

         Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1996, and since 1996 Minnesota and U.S. employment have expanded at about the same rate. The State's unemployment rate continues to be substantially less than the national unemployment rate. Since 1980, Minnesota per capita income generally has remained above the national average.

         The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. On a number of occasions in previous years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance November 2000 Forecast has projected, under current laws, that the State will complete the June 30, 2001 biennium with an unrestricted balance of $924 million, plus a $350 million cash flow account balance, plus a $622 million budget reserve. Total General Fund revenues for the biennium are projected to be $24.7 billion, and total General Fund expenditures and transfers for the biennium are projected to be $24.6 billion. In 1999 legislation was adopted governing the treatment of projected balances in the November Forecast of even-numbered year prior to the end of the biennium. The law requires that the Commissioner of Finance designate a surplus that exceeds one-half of one percent of general fund biennial revenues as available for a tax rebate. The forecast of a budget surplus in the November 2000 economic forecast exceeds that threshold. The law requires the governor to present a plan to the 2001 legislature to rebate the designated amount, with payments to begin no later than August 15, 2001. The 2001 legislature is required to enact, modify, or reject the governor's plan for the rebate by April 15, 2001.

         The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by the Fund or the value or marketability of such obligations.

         Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by the Fund. See "Distributions and Taxes."

SPECIAL FACTORS AFFECTING MISSOURI TAX FREE FUND

         As described in the Prospectuses relating to Missouri Tax Free Fund, except during temporary defensive periods, the Fund will invest most of its total assets in Missouri municipal obligations. This Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Missouri Obligations. This information is derived from sources that are generally available to investors and is based in part on information obtained from various State and local agencies in Missouri. No independent verification has been made of any of the following information. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of Missouri to make payment on such local obligations in the event of such default.

         Missouri's population was approximately 5.5 million as of June 2000. Based on 1998 U.S. Census Bureau estimates, Missouri constituted the 16th most populous state and its two largest cities, St. Louis and Kansas City and their surrounding metropolitan areas, constituted the 18th and 24th largest metropolitan areas in the nation, respectively. St. Louis is a distribution center and an important site for banking and manufacturing activity. Kansas City is a major agri-business center for the United States and an important center for finance and industry. During 1999, per capita personal income in Missouri was approximately $26,187, which ranks Missouri 30th among states in per capita income. Personal income in Missouri grew by 4.7% from 1998 to 1999, which is below the national growth rate for this period of 5.8%.

         The major sectors of the State's economy include services, manufacturing, trade, and state and local government. Although farming traditionally has played a dominant role in the State's economy, with increasing urbanization, significant income-generating activity has shifted from agriculture to the services, manufacturing, trade and government sectors. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State's cyclical sensitivity to impact by any single activity. Manufacturing represented the single most important economic activity, followed by wholesale and retail trade. Manufacturing is concentrated in defense, transportation and other durable goods. The State's top five largest manufacturers in 1999 were The Boeing Co., Anheuser-Busch Co., Hallmark Cards, Ford Motor Co. and Chrysler Corp.

         Defense-related business plays an important role in Missouri's economy. Over the past decade, aircraft production and defense-related businesses have received sizable annual defense contract awards. Declining defense appropriation, military base closings in Missouri and federal downsizing may continue to have an impact on the State. The State's top five largest employers are Wal-Mart, The University of Missouri, The Boeing Co., U.S. Post Office and Trans World Airlines Inc. Missouri's unemployment rate was 3.1% in September 2000, compared to the 3.9% national unemployment rate during this period.

         Revenue collection for the fiscal year ended June 30, 2000 ("Fiscal Year 2000") is estimated to be $6.6 billion, an increase of 3% over fiscal year 1999. Expenditures for Fiscal Year 2000 are estimated at $7.2 billion, including $53.5 million for the St. Louis school desegregation case. For the fiscal year ending June 30, 2001 ("Fiscal Year 2001"), revenues are projected to be $6.9 billion. Expenditures are projected at $7.7 billion and do include $50 million for the St. Louis school desegregation case. [Source Missouri Department of Revenue.] Budget deficits of $307.6 million and $299 million are predicted for Fiscal Year 2000 and Fiscal Year 2001, respectively, which could weaken Missouri's financial position.

         There are additional risks associated with investment in the Missouri Tax-Exempt Bond Fund because it invests its assets predominantly in Missouri municipal securities. The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of federal grants previously provided to the State will continue. The State of Missouri is barred by its constitution from issuing debt instruments to fund government operations, although it is authorized to issue bonds to finance or refinance the cost of capital projects upon approval by the voters. In the past, the State has issued two types of bonds to raise capital: general obligation bonds and revenue bonds. Payments on general obligation bonds are made from the General Revenue Fund. Therefore, if the State is unable to increase its tax revenues, the State's ability to make the payments on the existing obligations may be adversely affected. The State also is authorized to issue revenue bonds, which generally provide funds for a specific project, and payments are generally limited to the revenue from that project. Therefore, a reduction of revenues on a project financed by revenue bonds may adversely affect the State's ability to make payments on such bonds. The State may, however, enact a tax specifically to repay the State's revenue bonds.

SPECIAL FACTORS AFFECTING NEBRASKA TAX FREE FUND

         As described in the Prospectuses relating to the Fund, except during temporary defensive periods, the Fund will invest most of its total assets in Nebraska municipal obligations. The fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Nebraska municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Nebraska. This information is derived from sources that are generally available to investors and is based on information obtained from the State of Nebraska.

         GENERAL ECONOMIC OVERVIEW. The 1990s have generally seen major economic gains in Nebraska, and Fiscal Year 1998-1999 was no exception. The state achieved a new record-high employment level and continued to have the nation's lowest unemployment rate. According to data from the Nebraska Department of Labor, the state's civilian labor force totaled 943,823 in June 1999--up 17,326, or 1.9%, from 926,497 in June 1998. Employment gains were slightly greater. The number of employed residents rose from 898,392 in June 1998 to 917,233 in June 1999--an increase of 18,841, or 2.1%. Nebraska's unemployment rate dropped from 3% in June 1998 to 2.8% in June 1999, while the nation's total unemployment rate declined from 4.5% to 4.3%.

         Business demand for workers in Nebraska often exceeded supply in Fiscal Year 1998-1999. This created more job choices than ever before for existing and potential workers. Self-employment opportunities in Nebraska also generally rose, but a traditional kind of home-based business--agriculture--suffered from low farm commodity prices, especially for grains and hogs.

         INDUSTRY GROWTH. Nebraska's employment growth from June 1998 to June 1999 was greatest in the transportation, communications, and public utilities sector. Trucking employment had especially big gains, but growth was also strong in railroad and communications jobs. Other major sectors with employment gains were construction and mining; finance, insurance, and real estate; and services. Pacing employment growth in the services sector were business services, followed by social services, amusement and recreation services, and hotels and other lodging.

         After growing through most of the 1990s, employment in Nebraska's manufacturing and trade sectors fell in Fiscal Year 1998-1999. Much of the manufacturing employment loss occurred in industrial machinery production and meat processing. In the trade sector, the number of jobs declined in retailing, but grew in wholesaling. Total government employment also dropped, as it did in Fiscal Year 1998-1999. Combined losses in federal and state jobs more than offset increases in local government employment.

         GEOGRAPHIC DISTRIBUTION. Much of Nebraska's employment gains in Fiscal Year 1998-1999 were by residents of the Lincoln and Omaha metropolitan areas. Nebraska's portion of the Omaha metropolitan area (Cass, Douglas, Sarpy, and Washington counties) had an increase of 9,929 employed residents, or almost 53% of the state's total growth. The Lincoln metropolitan area (Lancaster County) added 7,012, accounting for 37% of the increase. In the rest of the state, there were 1,900 more employed persons, contributing 10% of the total gain.

         The biggest declines in the number of unemployed persons occurred in non-metropolitan Nebraska. With 888 fewer unemployed residents in June 1999 than in June 1998, Nebraska, outside of the Lincoln and Omaha metropolitan areas, had a fall in the unemployment rate from 3.3% to 3.1%. Inside the Lincoln metropolitan area, the unemployment rate dropped from 2.6% to 2.4%, and in metropolitan Omaha, it went from 2.9% to 2.7%.

         WAGES AND INCOME. Increasing demand for Nebraska's tightened labor supply in Fiscal Year 1998-1999 led to a significant boost in wages in many industries. The average hourly earnings of manufacturing production workers reported by the Nebraska Department of Labor rose from $12.22 in June 1998 to $12.73 in June 1999--a 4.2% gain. In the services sector, there was an increase of 4.9%, with a rise from $10.92 to $11.45 per hour. These gains were ahead of the corresponding national increases for both the manufacturing and services sectors.

         In general, newly-created jobs in Nebraska pay higher wages than existing positions. This is shown in the results of the Nebraska Quarterly Business Conditions Survey--a joint undertaking of the Nebraska departments of Economic Development and Labor, and the University of Nebraska--Lincoln Bureau of Business Research.

         For the second quarter of 1999, the survey found that the average hourly earnings for persons hired for new full-time jobs in Nebraska was $12.84, compared to $10.11 for hires of replacements for existing positions. The survey also found a high incidence of new job hires. An estimated 19,179 full-time new job hires occurred in Nebraska in the second quarter of 1999--10,839 in metropolitan Lincoln and Omaha, and 8,340 in the rest of the state.

         The average income of Nebraskans (including wages, interest, dividends, transfer payments, etc.) has historically been below the national average. The U.S. Bureau of Economic Analysis reports that per capita personal income in Nebraska in 1998 was $24,786, or 93.6%, of the U.S. average of $26,482. Some of this difference is offset by a cost of living that is also below the national average. The first quarter cost of living survey by the American Chamber of Commerce Researchers Association found that general living costs in Nebraska communities surveyed averaged 4.5% below the national average.

SPECIAL FACTORS AFFECTING OREGON INTERMEDIATE TAX FREE FUND

         As described in the Prospectus relating to Oregon Intermediate Tax Free Fund, except during temporary defensive periods, Oregon Intermediate Tax Free Fund will invest most of its total assets in Oregon municipal obligations. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Oregon municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Oregon. This information is derived from sources that are generally available to investors and is based in part on information obtained from various State and local agencies in Oregon. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and that there is no obligation on the part of Oregon to make payment on such local obligations in the event of default.

         A CHANGED OREGON ECONOMY. In the past decade, Oregon resumed the steady economic and population growth that has characterized its history. But today the economy is much different--the State overall is less reliant on forest products or any single industry. Oregon's historically high rural incomes have declined markedly with the reduction of logging and the closure of many mills. These economic shifts have created the need for job replacement, retraining and economic diversification for smaller, rural communities and those that are distressed. These shifts also present more urban areas with growth management and labor-scarcity challenges.

         Fifty years ago, the State's manufacturing sector was highly concentrated in lumber and wood products and food processing. Since then, it has diversified into industries such as electronic equipment, transportation equipment, metals, printing and plastics. Outside of manufacturing, the State has added many jobs in other export-oriented industries such as professional services, software development and tourism. This increase in economic diversity should help stabilize the state's economy.

         Forest products, agriculture and fisheries each have experienced serious problems in the past few years. Both forest products and fisheries industries have reduced harvests. More recently, farms and forest products businesses are seeing reduced export demand for their products and stiff competition from foreign producers. Many of the local economies of Oregon's rural areas are concentrated in these natural resource industries, and the citizens of these areas face difficult challenges to maintaining their employment, adequate income and quality of life.

         Oregon's high technology boom has occurred largely within the Willamette Valley, especially around Portland, Eugene, Corvallis and Salem. These cities and their surrounding areas have experienced substantial employment and population growth in the past five years. Other high-growth areas include counties in Central Oregon, northern Morrow and western Umatilla counties and Jackson County. Residents in these rapidly-growing areas are confronted with challenges meeting public infrastructure needs such as sewer and water systems and transportation. Lack of affordable housing means current or potential employees in lower-wage jobs may have problems finding a place to live. Businesses in these areas may have difficulty finding enough employees with sufficient skills and providing timely deliveries of products. They may be unable to expand their facilities despite their market success.

         THE ECONOMIC OUTLOOK. Oregon's growth rate has slowed. The economic forecast projects further slowing before it takes a swing upward again. Fortunately, Oregon continues to enjoy several comparative economic advantages over other states and has several opportunities for future economic improvement.

         Weakness in Asia's economies is having a major impact on Oregon's exporters of agricultural and forest products. Employment in the state's large high technology sector has declined somewhat, a major change from its recent rapid growth. Although these may be short-lived problems, some analysts feel the Asian weakness may become more severe and last several years. At the same time, housing and other costs have risen sharply in Portland and many other parts of the state, eliminating much of Oregon's business cost advantage of the 1980s and early 1990s. Higher costs are expected to slow employment growth as well as create a variety of challenges for Oregonians. These conditions instill a sense of uncertainty about the future.

         Oregon has a comparative advantage in forest products, agriculture, high technology manufacturing and trade with Asia. As Asian countries resolve their financial difficulties and return to economic health, Oregon companies will be able to realize the full advantage of Oregon's unique strengths. While looking forward to this improvement, the department is working to help Oregon companies take advantage of international trade opportunities not only in Asia, but also in Latin America, Europe and other regions. The State has major opportunities for further development of several 21st century industries, including aerospace, bioscience, creative and professional services, and software development. Oregon has increased its national share in these industries. This has helped diversify the state's economy and raise awareness that these industries can be successful in Oregon. Higher land and labor costs now evident in many parts of Oregon increase the importance of improving the state's more sustainable business advantages: a highly skilled workforce, positive business climate, attractive communities and healthy environment. Other parts of Oregon continue to enjoy land and labor cost advantages. The department is helping these areas benefit from their advantages so they can establish the economic momentum enjoyed by urban areas in the State. Such cost advantages cannot be maintained indefinitely, however, and developing sustainable business advantages is also a priority in these areas.

         GENERAL ECONOMIC CONDITIONS. Oregon's September 2000 forecast issued by the Department of Administrative Services predicts that the State's economy is still feeling the effects of the Asian recessions. Employment growth in the second quarter of 2000 declined for a 0.6% annual rate. A number of factors appear to be impacting the economy. The Asian financial crisis that impacted manufacturing has worked its way into the non-manufacturing sectors. A very mild winter has thrown off seasonal adjustment figures. In addition, interest rate hikes by the Federal Reserve are finally slowing business and consumer spending. Nevertheless, State economic projections reveal underlying economic strength from rising incomes, and consumer confidence should keep the economy out of recession.

         Job growth will be positive, but not above a 2% annual rate until 2003. Manufacturing employment declined by 600 jobs, a 1.1% drop from the first quarter. The growth is still marginally positive at 0.4%. Non-manufacturing employment also declined, shedding 1,900 jobs for a 0.5% drop from the first quarter. This sector's job growth is up 1.8%. Overall, employment growth is projected to be 1.8% in 2000 and 1.7% in 2001. Manufacturing is projected to rebound from its decline in 1999. It should grow 0.8% in 2000, followed by 0.7% in 2001. Non-manufacturing is forecasted to grow 1.9% in both 2000 and 2001. Lumber and wood product jobs are forecasted to decline by 0.5% in 2000 and 0.1% in 2001. Alternatively, semi-conductors are showing renewed strength. The high technology sector should grow 0.7% in 2000 and 2.2% in 2001. The construction sector should have a job growth rate of 1.9% in 2000, followed by 0.5% in 2001.

         Trade is projected to pick up from its 1999 level, adding jobs at a 1.3% and 1.8% rate in 2000 and 2001, respectively. Finance, insurance, and real estate will feel the impact of rising interest rates. Job growth for this sector is projected to fall 0.6% in 2000, before likely returning to a 0.3% growth in 2001. Per-capita income in Oregon will be

$28,700 in 2000, growing to $30,000 in 2001. As a percent of the U.S., per capita income in Oregon is 95.2% in both 2000 and 2001. Population growth is expected to pick up moderately along with the economy. Oregon's population is expected to grow 1.1% in 2000 and 1.2% in 2001.

         DEMOGRAPHIC FORECAST. Oregon's population will increase from 3.3 million in 1999, to 3.6 million in 2007, a 9.2% increase. Population changes within age groups will reflect the historical shifts in births and migration flows. During this period, the fastest growth will occur in the 45-64 and 18-24 age groups, the result of baby-boomers and their children entering these age groups. The 25-44 year age group will decline and the 5-17 age group will increase slightly. The elderly population as a whole will increase by 8.7%. The number of young elderly in the 65-74 age group has been declining. This trend will reverse only after the year 2002. On the other hand, the number of oldest elderly (85 and older), has been growing very rapidly. This group will continue to grow at a very high rate, increasing 33.8% between 1999 and 2007.

         BUDGETARY PROCESS. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

         Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

         REVENUE FORECAST 1999-2001 BIENNIUM. The September 2000 forecast of General Fund revenue equals $10,229 million for the 1999-2001 biennium. This is an increase of $79.5 million above the June forecast. It now exceeds the Close of Session ("COS") forecast by $317.7 million. Projections for the 1999-2001 ending balance are $431.1 million. Both corporate and non-corporate General Fund revenues are now expected to exceed the 1999-2001 COS forecast by more than 2%. The forecast of all non-corporate General Fund revenues exceeds the COS by 2.9%, or $283.3 million over the biennium. This means that a surplus personal income tax kicker refund is projected to be paid out during late 2001 on tax year 2000 personal income tax liability. The forecast of corporate income tax revenue for 1999-2001 is now 4.3%, or $34.5 million, above the COS forecast. As a result, a surplus corporate kicker credit is forecast for the 2001 tax year.

         REVENUE FORECAST 2001-2003 BIENNIUM. General Fund revenues are projected to total $10,991.8 million for the 2001-03 biennium. This is an increase of 7.5% over the 1999-2001 biennium. Personal income tax revenues will total $9,507.8 million, 9.5% above the 1999-2001 biennium. Corporate income tax revenues will be 7.8% higher, totaling $898.4 million for the biennium. Other General Fund revenue sources are expected to decrease by 17.5% to $585.5 million. Projections for total General Fund resources for the biennium are at $11,422.8, an increase of $97.4 million from the June 2000 forecast.

         LOTTERY FORECAST. The forecast for Lottery game revenues has improved from prior forecasts. Total transfer to the Economic Development Fund will remain at the COS level of $580.4 million for the 1999-2001 biennium. Lottery will retain gaming revenues above COS forecasts for new video terminals. An increase in other resources in the Economic Development Fund makes the ending balance $6.2 million. The forecast for lottery transfers for the 2001-03 biennium is increased. Total resources for the biennium are now expected to total $596.7 million

         DEBT ADMINISTRATION AND LIMITATION. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of requirements for state agencies on proposed and outstanding debt. Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

         A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value ("TCV") of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

         The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General Fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70% self-supporting and self-liquidating from revenues, gifts, federal government grants, user charges, assessments, and other fees.

         Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds. Certain provisions of the Water Resources general obligation bond indenture conflict with State statutes. Upon the advice of the Attorney General, the method of handling investment interest is in compliance with the statutes rather than the bond indenture. Currently there is litigation pending against the State concerning this treatment of the investment interest.

         The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs"), Oregon Mass Transportation Financing Authority revenue bonds and Health, Housing, Educational and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds. The Oregon Mass Transportation Financing Authority ("OMTFA") reviews financing requests from local mass transit districts and may authorize issuance of revenue bonds to finance eligible projects. The State has no financial obligation for these bonds, which are secured solely by payments from local transit districts.

         The State is statutorily authorized to enter into financing agreements through the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of Administrative Services, and the Department of Higher Education. Also, certificates of participation have been used for the acquisition or construction of buildings by the Department of Administrative Services, Department of Fish and Wildlife, Department of Corrections, State Police, and Department of Higher Education. Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services Division.

         HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses and for the construction and financing of facilities for such uses. The Authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which the projects were financed.

         The Treasurer on behalf of the State may also issue federally taxable bonds in those situations where securing a federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statute.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIF has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.


                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the Funds will:

         1. Concentrate its investments in a particular industry, except that each Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. Purchase physical commodities or contracts relating to physical commodities.

         4. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

         5. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         6. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote:

         None of the Funds will:

         1. Invest more than 15% of its net assets in all forms of illiquid investments.

         2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets except that Strategic Income Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

         3.       Make short sales of securities.

         4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

         The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under
Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floaters and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

         For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                               PORTFOLIO TURNOVER

         Mid Cap Growth Fund, Small Cap Growth Fund, Health Sciences Fund, Limited Term Income Fund and Strategic Income Fund have each experienced recent significant increases in their rates of portfolio turnover.

         * Mid Cap Growth Fund's portfolio turnover rate increased from 94% to 217%, respectively, for the fiscal years ended September 30, 1999 and September 30, 2000, and Small Cap Growth Fund's portfolio turnover rate increased from 110% to 230%, respectively, for the fiscal years ended September 30, 1999 and September 30, 2000. For both Funds, this variation is attributable primarily to the Funds' participation in the initial public offering market and the general volatility of mid cap and small cap stocks over the past year. These factors have led to increased buying and selling opportunities for the Funds.

         * Health Sciences Fund's portfolio turnover rate increased from 53% to 104%, respectively, for the fiscal years ended September 30, 1999 and September 30, 2000. This variation is attributable primarily to the Fund's restructuring of its portfolio holdings, moving away from a focus on small cap biotech securities to a strategy of maintaining a more broad based health care portfolio.

         * Limited Term Income Fund portfolio turnover rate increased from 65% to 127%, respectively, for the fiscal years ended September 30, 1999 and September 30, 2000. This variation is attributable primarily to the merger of the Adjustable Rate Mortgage Securities Fund into Limited Term Income Fund, which was approved by shareholders on February 25, 2000. Following the merger, Limited Term Income Fund sold positions formerly held by Adjustable Rate Mortgage Securities Fund that were not part of the Fund's general investment strategy. Additionally, the corporate bond market has been generally volatile over the last year leading the Fund to move away from larger positions in deteriorating securities, to defensive positions in higher quality securities.

         * Strategic Income Fund portfolio turnover rate increased from 40% to 90%, respectively, for the fiscal years ended September 30, 1999 and September 30, 2000. This variation is primarily attributable to increased transactions in each of the three main strategies (categories) of the Fund. In the investment grade domestic debt obligations category, the corporate bond market has been generally volatile over the last year leading the Fund to move away from larger positions in deteriorating securities, to defensive positions in higher quality securities. In the high yield debt category, the Advisor restructured the portfolio holdings eliminating several smaller positions. In the international category, the Sub-Adviser restructured the portfolio holdings generally moving from European government positions into Emerging Market bonds.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIF are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAF since December 1994, of FAIF since September 1994, of FASF since June 1996 and of FAIP since August 1999; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 59.

         * Andrew S. Duff, 800 Nicollet Mall, Minneapolis, Minnesota 55402:
[Director of FAF, FAIF, FASF and FAIP since August 2001]; President and Chief Executive Officer of U.S. Bancorp Piper Jaffray and Vice Chairman of U.S. Bank since 2000; President and Chief Operating Officer of U.S. Bancorp Piper Jaffray (1995-2000); employee at Piper Jaffray since 1980. Age: 43.

         Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997, and of FAIP since August 1999; Vice President of Cargo for United Airlines since 2001; prior to his current position, served most recently as Vice President North America-Mountain Region for United Airlines (1995-2001); employee at United Airlines since 1967.
Age: 55.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997, and of FAIP since August 1999; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 54.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110; Director of FAF and FAIF since November 1993, of FASF since July 1996, and of FAIP since August 1999; Owner of Executive Management Consulting, Inc., a management consulting firm; Chief Executive Officer of Creative Promotions International LLC, promotional award programs and products; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 59.

         * John M. Murphy, Jr., 601 Second Avenue South, Minneapolis, Minnesota 55402; Director of FAIF, FAF and FASF since June 1999, and of FAIP since August 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank Trust, N.A., and Executive Vice President of U.S. Bancorp, from 1991 to 1999; Executive Vice President of U.S. Bancorp since January 1999; Chairman Minnesota - U.S. Bancorp since 2000. Age: 59.

         Richard K. Riederer, 741 Chestnut Road, Sewickley, Pennsylvania 15143:
[Director of FAF, FAIF, FASF and FAIP since August 2001]; Retired; President and Chief Executive Officer of Weirton Steel from 1995 to 2001; Director of Weirton Steel from 1993 to 2001; Executive Vice President and Chief Financial Officer, Weirton Steel from 1994 to 1995; Vice President of Finance and Chief Financial Officer, Weirton Steel from 1989 to 1994. Age: 57.

         Joseph D. Strauss, 8525 Edenbrook Crossing, # 5, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; Owner and Chief Executive Officer, Excensus(TM), LLC, a consulting firm, since 2000; Attorney-at-law. Age: 61.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Chair of FAIF's, FAF's and FASF's Boards since September 1997, and of FAIP's Board since 1999; Director of FAIF since August 1987, of FAF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 56.

         James M. Wade, 2802 Wind Bluff Circle, Wilmington, North Carolina 28409: [Director of FAIF, FAF, FASF and FAIP since August 2001]; Owner and President, Jim Wade Homes, a home manufacturing company, since 1999; Vice President and Chief Financial Officer, Johnson Controls, Inc., a controls manufacturing company from January 1987 to May 1991. Age: 57.

EXECUTIVE OFFICERS

         Thomas S. Schreier, Jr., U.S. Bancorp Piper Jaffray Asset Management, Inc., 601 Second Avenue South, Minneapolis, Minnesota 55402; President of FAIF, FAF, FASF, and FAIP since February 28, 2001; Chief Executive Officer of U.S. Bancorp Piper Jaffray Asset Management, Inc. since May 2001; Chief Executive Officer of First American Asset Management from December 2000 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray through December 2000; Senior Airline Analyst and Director of Equity Research of Credit Suisse First Boston through 1998. Age: 38.

         Peter O. Torvik, U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Vice President Marketing of FAIF, FAF, FASF and FAIP since September 20, 2000; Executive Vice President of U.S. Bancorp Piper Jaffray Asset Management since May 2001; Executive Vice President of First American Asset Management from February 2001 through May 2001; President and partner of DPG Group, a Florida-based partnership engaged in affinity marketing through 2000. Age: 46.

         Jeffery M. Wilson, U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Vice President Administration of FAIF, FAF, FASF and FAIP since March 11, 2000; [____] of U.S. Bancorp Piper Jaffray Asset Management since May 2001; Senior Vie President of First American Asset Management through May 2001. Age: 44.

         Robert H. Nelson, U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Treasurer of FAIF, FAF, FASF and FAIP since March 11, 2000; Senior Vice President of U.S. Bancorp Piper Jaffray Asset Management since May 2001; Senior Vice President of First American Asset Management from 1998 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Vice President of Piper Capital Management Inc. through 1998. Age: 37.

         James L. Chosy, U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Secretary of FAIF, FAF, FASF and FAIP since 2000; Associate General Counsel of U.S. Bancorp since 1996. Age: 37.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAIF, FAF, FASF and FAIP since March 2000; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 56.

         James D. Alt, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 49.

         Kathleen L. Prudhomme, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 47.

         Alaina Metz, BISYS Fund Services, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219; Assistant Secretary for FAIF, FAF, FASF and FAIP since March 11, 2000; Chief Administrative Officer of BYSIS Fund Services. Age: 33.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and FACEF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds, a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, James D. Alt and Kathleen L. Prudhomme, Assistant Secretaries of FAIF, FAF, FASF, FAIP and FACEF, are partners. The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF, FAIP and FACEF collectively (column 5) during the fiscal year ended September 30, 2000. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year:

             (1)                          (2)                  (3)              (4)                   (5)
  NAME OF PERSON, POSITION             AGGREGATE           PENSION OR     ESTIMATED ANNUAL    TOTAL COMPENSATION
                                     COMPENSATION          RETIREMENT       BENEFITS UPON     FROM REGISTRANT AND
                                   FROM REGISTRANT *    BENEFITS ACCRUED     RETIREMENT        FUND COMPLEX PAID
                                                         AS PART OF FUND                         TO DIRECTORS**
                                                            EXPENSES
Robert J. Dayton, Director            $ 20,094                 -0-               -0-               $ 57,200
Roger A. Gibson, Director               23,055                 -0-               -0-                 54,800
Andrew M. Hunter III, Director          27,504                 -0-               -0-                 56,000
Leonard W. Kedrowski, Director          24,542                 -0-               -0-                 58,400
Robert L. Spies, Director               29,324                 -0-               -0-                 59,600
John M. Murphy, Jr., Director              -0-                 -0-               -0-                    -0-
Joseph D. Strauss, Director             24,923                 -0-               -0-                 65,600
Virginia L. Stringer, Director          26,172                 -0-               -0-                 74,500

-----------------------------------------------

* Included in the Aggregate Compensation under column 2 are amounts deferred by the directors pursuant to the Deferred Compensation plan discussed below. Pursuant to this plan, compensation was deferred for the following directors:
Roger A. Gibson, $11,015; Andrew M. Hunter III, $22,673; Leonard W. Kedrowski, $11,659; Robert L. Spies, $24,283; and Joseph D. Strauss, $5,436.

** Deferred compensation is included in the Total Compensation under column 5 for the following directors: Roger A. Gibson, $20,525; Andrew M. Hunter III, $42,250; Leonard W. Kedrowski, $21,725; Robert L. Spies, $45,250; and Joseph D. Strauss, $10,130.

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on fund assets and liabilities and will not obligate the funds to retain any director or pay any particular level of compensation.

                                 CODE OF ETHICS

         First American Investment Funds, Inc., U.S. Bancorp Piper Jaffray Asset Management, Inc., Marvin & Palmer Associates, Inc., Federated Global Investment Management Corp., Clay Finlay, Inc. and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

         U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Advisor"), 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as the investment Advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank National Association is, in turn a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates four banks and eleven trust companies with banking offices in 16 contiguous states. USB also has various other subsidiaries engaged in financial services. At September 30, 2000, USB and its consolidated subsidiaries had consolidated assets of more than $86 billion, consolidated deposits of more than $51 billion and shareholders' equity of more than $8 billion.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement") as amended, the Funds engaged U.S. Bank National Association, through its First American Asset Management group, to act as investment Advisor for and to manage the investment of the assets of the Funds. The Advisory Agreement was assigned to the Advisor May 2, 2001. Prior to October 1, 2001 each Fund, other than Emerging Markets Fund and International Fund, will pay the Advisor monthly fees calculated on an annual base is equal to 0.70% of its average daily net assets. Emerging Markets Fund and International Fund will pay the Advisor monthly fees calculated on an annual basis equal to 1.25% of their respective average daily net assets. After October 1, 2001, the monthly fees paid to the Advisor will be calculated on an annual basis based on the Fund's average daily net assets, as set forth in the following table.

Balanced Fund                               0.65
Equity Income Fund                          0.65
Equity Index Fund                           0.25
Large Cap Growth Fund                       0.65
Large Cap Value Fund                        0.65
Mid Cap Growth Fund                         0.70
Mid Cap Value Fund                          0.70
Small Cap Growth Fund                       0.70
Small Cap Value Fund                        0.70
Emerging Markets Fund                       1.25
International Fund                          1.25
Health Sciences Fund                        0.70
Real Estate Securities Fund                 0.70
Technology Fund                             0.70
Corporate Bond Fund                         0.70

Fixed Income Fund                           0.60
High Yield Bond Fund                        0.70
Intermediate Term Income Fund               0.50
Limited Term Income Fund                    0.50
Strategic Income Fund                       0.70
Arizona Tax Free Fund                       0.60
California Intermediate Tax Free Fund       0.50
California Tax Free Fund                    0.60
Colorado Intermediate Tax Free Fund         0.50
Colorado Tax Free Fund                      0.60
Intermediate Tax Free Fund                  0.50
Minnesota Intermediate Tax Free Fund        0.50
Minnesota Tax Free Fund                     0.60
Nebraska Tax Free Fund                      0.60
Oregon Intermediate Tax Free Fund           0.50
Tax Free Fund                               0.60
Mid Cap Index Fund                          0.25
Small Cap Index Fund                        0.40
Science & Technology Fund                   0.70
Micro Cap Fund                              1.50
Small Cap Core Fund                         0.70
Mid Cap Core Fund                           0.70
Capital Growth Fund                         0.65
Relative Value Fund                         0.65
Large Cap Core Fund                         0.65
Growth & Income Fund                        0.65
Bond IMMDEX Fund                            0.30
U.S. Government Securities Fund             0.60
Missouri Tax Free Fund                      0.60

         The Advisory Agreement requires the Advisor to provide FAIF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and the officers and directors of FAIF, if any, who are affiliated with the Advisor or any of its affiliates.

         In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

         The following table sets forth total advisory fees before waivers and after waivers for each of the following Funds for the fiscal years ended September 30, 1998, September 30, 1999 and September 30, 2000:

                                                  YEAR ENDED                      YEAR ENDED                   YEAR ENDED
                                              SEPTEMBER 30, 1998              SEPTEMBER 30, 1999           SEPTEMBER 30, 2000
                                                 ADVISORY FEE                    ADVISORY FEE                 ADVISORY FEE
                                       BEFORE WAIVER    AFTER WAIVER    BEFORE WAIVER   AFTER WAIVER  BEFORE WAIVER   AFTER WAIVER
Balanced Fund                           $ 4,180,744       3,605,822      $ 3,912,094    $ 3,306,136    $ 2,877,051    $ 2,369,880
Equity Income Fund                        2,807,799       2,340,742        2,834,648      2,308,494      2,354,420      1,874,263
Equity Index Fund                         6,944,675       1,728,802       10,005,115      2,309,440     11,687,402      2,720,425
Large Cap Growth Fund                     5,350,388       4,849,232        6,862,041      6,000,262      8,886,280      7,813,499
Large Cap Value Fund                     10,557,867       9,380,815       11,515,418      9,940,990     10,257,162      8,700,104
Mid Cap Growth Fund                       2,121,828(1)    2,100,572(1)     2,483,590      2,244,808      3,912,054      3,780,104
Mid Cap Value Fund                        4,518,491       4,499,104        2,891,610      2,750,842      2,068,403      1,950,974
Small Cap Growth Fund(2)                    398,861         273,024        1,575,724      1,546,633      3,333,951      3,333,468
Small Cap Value Fund                      2,861,342(3)    2,795,846(3)     2,549,308      2,528,873      2,857,406      2,768,459
Emerging Markets Fund                       123,423(1)           --          429,305        330,597        787,463        668,908

Health Sciences Fund                        263,071         243,244          131,449        103,060        146,307         85,262
Real Estate Securities Fund                 448,259         368,112          445,053        364,865        376,470        275,661
Technology Fund                           1,023,293       1,017,496        1,253,307      1,228,286      4,307,127      4,301,127
Corporate Bond Fund(4)                            *               *                *              *        297,420         89,400
Fixed Income Fund                         7,919,082       6,074,019        9,864,222      7,188,015      9,724,384      7,109,545
High Yield Bond Fund                              *               *                *              *              *              *
Intermediate Term Income Fund             3,051,944       2,336,617        3,020,433      2,290,886      2,860,300      2,152,691
Limited Term Income Fund                  1,318,172         802,647        1,046,735        637,281      1,132,777        335,843
Strategic Income Fund                       121,401          96,427        1,142,576      1,086,065      1,706,086      1,673,605
Arizona Tax Free Fund(4)                          *               *                *              *         40,166             --
California Intermediate Tax Free Fund       243,857         152,957          287,232        198,408        305,743        205,673
California Tax Free Fund(4)                       *               *                *              *         37,816             --
Colorado Intermediate Tax Free Fund         421,494         289,302          447,143        321,469        413,509        232,673
Colorado Tax Free Fund(4)                         *               *                *              *         38,773             --
Intermediate Tax Free Fund                3,150,791       2,427,240        3,296,007      2,509,362      2,831,496      2,149,546
Minnesota Intermediate Tax Free Fund      2,203,876       1,687,229        2,219,324      1,681,218      1,884,664      1,415,791
Minnesota Tax Free Fund                     687,617(1)      639,522(1)       906,461        626,135        926,645        624,518
Nebraska Tax Free Fund                         [__]            [__]             [__]           [__]           [__]           [__]
Oregon Intermediate Tax Free Fund         1,271,276         949,861        1,324,741      1,004,343      1,215,544        905,584
Tax Free Fund                               240,188(1)      210,860(1)       321,075        215,158        509,539        328,821

*        Fund was not in operation during this fiscal year.

(1)      Includes advisory fees paid to Piper Capital Management Inc.

(2) On July 31, 1998, Piper Small Company Growth Fund and Small Cap Growth Fund consummated a reorganization transaction pursuant to which shares of Piper Small Company Growth Fund were exchanged for shares of Small Cap Growth Fund. Small Cap Growth Fund is the financial reporting survivor.

(3)      For the ten month period from December 1, 1997 to September 30, 1998.

(4)      Commenced operations on February 1, 2000.

         The other Funds are successors to the Predecessor Firstar Fund and thus were not governed by the Advisory Agreement during the past three fiscal years.

SUB-ADVISORY AGREEMENTS FOR EMERGING MARKETS FUND, INTERNATIONAL FUND AND STRATEGIC INCOME FUND

         Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801 ("Marvin & Palmer") is sub-advisor for Emerging Markets Fund and International Fund under agreements with the Advisor (the "Marvin & Palmer Sub-Advisory Agreements"). Marvin & Palmer, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. Marvin & Palmer is engaged in the management of global, non-United States, United States, and emerging markets equity portfolios principally for institutional accounts. As of September 30, 2000, Marvin & Palmer managed a total of approximately $10.2 billion in investments. Pursuant to Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is responsible for the investment and reinvestment of Emerging Markets Fund's and International Fund's assets and the placement of brokerage transactions in connection therewith. Under the Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of Emerging Markets Fund and International Fund to their respective investment objectives, policies and restrictions. The Marvin & Palmer Sub-Advisory Agreements also requires Marvin & Palmer to provide all office space, personnel and facilities necessary and incident to Marvin & Palmer's performance of its services under the Marvin & Palmer Sub-Advisory Agreements.

         For its services to International Fund under the Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to **[0.75%] of the first $100 million of International Fund's average daily net assets, **[0.50%] of International Fund's average daily net assets in excess of $100 million up to $300 million, **[0.45%] of International Fund's average daily net assets in excess of $300 million up to $500 million and **[0.40%] of International Fund's average daily net assets in excess of $500 million.

         For its services to Emerging Markets Fund under the Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to **[0.85%] of the first $100 million of Emerging Markets Fund's average daily net assets, **[0.60%] of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, **[0.55%] of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million, and **[0.50%] of Emerging Markets Fund's average daily net assets in excess of $500 million.

         Effective July 1, 2001, Clay Finlay, Inc., [        ] ("Clay Finlay")
will be the sub-advisor for the International Fund under an interim agreement with the Advisor, pending shareholder approval (the "Clay Finlay Sub-Advisory Agreement"). **[Add biographical information] Pursuant to the Clay Finlay Sub-Advisory Agreement, Clay Finlay will be responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. Under the Clay Finlay Sub-Advisory Agreement, Clay Finlay is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of International Fund to its investment objectives, policies and restrictions. The Clay Finlay Sub-Advisory Agreement also requires Clay Finlay to provide all office space, personnel and facilities necessary and incident to Clay Finlay's performance of its services under the Clay Finlay Sub-Advisory Agreement.

         For its services to International Fund under the Clay Finlay Sub-Advisory Agreement, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual basis equal to **[0.75%] of the first $100 million of International Fund's average daily net assets, **[0.50%] of International Fund's average daily net assets in excess of $100 million up to $300 million, **[0.45%] of International Fund's average daily net assets in excess of $300 million up to $500 million and **[0.40%] of International Fund's average daily net assets in excess of $500 million.

         Federated Global Investment Management Corp., 175 Water Street, New York, New York 10038-4965 ("Federated Global"), a subsidiary of Federated Investors, Inc. ("Federated"), is a sub-advisor for Strategic Income Fund under an agreement with the Advisor (the "Federated Sub-Advisory Agreement"). Federated Global, which is a Delaware corporation, is a registered investment advisor under the Investment Adviser's Act of 1940. As of September 30, 2000, Federated Global, and such other subsidiaries of Federated rendered investment advice regarding over $125 billion of assets. Pursuant to the Federated Sub-Advisory Agreement, Federated Global is responsible for the investment of the international portion of Strategic Income Fund's assets. Under the Federated Sub-Advisory Agreement, Federated Global is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the board to determine the adherence of Strategic Income Fund to its investment objectives, policies and restrictions. The Federated Sub-Advisory Agreement also requires Federated Global to provide all office space, personnel and facilities necessary and incident to Federated Global's performance of its services under the Federated Sub-Advisory Agreement.

         For its services under the Sub-Advisory Agreement, Federated Global is paid a monthly fee by the Advisor calculated on an annual basis equal to **[0.40%} of the first $25 million of Strategic Income Fund's average daily net assets, **[0.33%] of Strategic Income Fund's average daily net assets in excess of $25 million up to $50 million, **[0.26%] of Strategic Income Fund's average daily net assets in excess of $50 million up to $100 million and **[0.21%] of Strategic Income Fund's average daily net assets in excess of $100 million.

ADMINISTRATION AGREEMENT

         U.S. Bancorp Piper Jaffray Asset Management, Inc. , 601 Second Avenue South, Minneapolis, Minnesota 55402, and Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (collectively the "Administrators") pursuant to a Co-Administration Agreement between the Administrators and the Funds, provide administration services to the Funds and serve as the Funds' Administrator. The Administrators are each subsidiaries of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators are compensated to provide, or, compensate other entities to provide services to the Funds. These services include various legal, oversight and administrative services, accounting services and dividend disbursing services and shareholder services. Firstar Mutual Fund Services, LLC, pursuant to the Co-Administration Agreement, will also serve as each Fund's transfer agent. The Funds pay the Administrators fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF, FAIF, and FAIP.) In addition, the Funds pay the Administrators annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

         Between January 1, 2000 and [_________], 2001 U.S. Bank National Association served as the sole administrator for the Funds. The Funds paid U.S. Bank National Association fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.12% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. **[In addition, the Funds paid U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.]

         Prior to January 1, 2000, SEI Investments Management Corporation served as the administrator for the Funds. SEI Investments Management Corporation is a wholly-owned subsidiary of SEI Investments Company. The Funds paid to SEI Investment Management a fee equal to (i) 0.070% of each Fund's average daily net assets until aggregate net assets of all Funds exceeded $8 billion and (ii) 0.055% to the extent aggregate net assets of all Funds exceeded $8 billion.

         The following table sets forth total administrative fees, after waivers, paid by certain of the Funds to U.S. Bank National Association and SEI Investment Management Corporation, as applicable, for the fiscal years ended September 30, 1998, September 30, 1999 and September 30, 2000:

                                          YEAR ENDED         YEAR ENDED       YEAR ENDED
                                        SEPT. 30, 1998     SEPT. 30, 1999   SEPT. 30, 2000
Balanced Fund                             $   657,769        $   608,557     $   447,064
Equity Income Fund                            442,245            441,096         366,080
Equity Index Fund                           1,091,829          1,556,165       1,815,695
Large Cap Growth Fund                         842,335          1,067,331       1,380,471
Large Cap Value Fund                        1,660,665          1,791,165       1,593,660
Mid Cap Growth Fund                           210,497(1)         386,256         607,344
Mid Cap Value Fund                            711,009            450,594         321,389
Small Cap Growth Fund(2)                       61,021            245,043         518,615
Small Cap Value Fund                          449,312            396,552         443,111
Emerging Markets Fund                          42,593(1)          48,097          68,505

Health Sciences Fund                           41,425             20,450          22,782
Real Estate Securities Fund                    70,555             69,228          58,485
Technology Fund                               161,074            195,024         662,991
Corporate Bond Fund(3)                              *                  *          46,333
Fixed Income Fund                           1,245,286          1,534,330       1,510,277
High Yield Bond Fund
Intermediate Term Income Fund                 480,270            469,836         444,405
Limited Term Income Fund                      207,448            162,836         175,466
Strategic Income Fund                          18,848            178,298         264,860
Arizona Tax Free Fund(3)                            *                  *           6,257
California Intermediate Tax Free Fund          38,445             44,676          47,517
California Tax Free Fund(3)                         *                  *           5,891
Colorado Intermediate Tax Free Fund            66,315             69,551          64,249
Colorado Tax Free Fund(3)                           *                  *           6,039
Intermediate Tax Free Fund                    496,225            512,689         439,959
Minnesota Intermediate Tax Free Fund          346,914            344,973         294,726
Minnesota Tax Free Fund                       106,844(1)         140,995         143,964
Nebraska Tax Free Fund                           [__]               [__]            [__]
Oregon Intermediate Tax Free Fund             200,197            206,058         188,630
Tax Free Fund                                  40,574(1)          49,938          79,146

*        Fund was not in operation during this fiscal year.

(1) Includes administrative fees paid to the administrator of the Fund's predecessor arising from a merger transaction between certain FAIF Funds and Piper Funds Inc., Piper Funds Inc. - II, Piper Institutional Funds Inc. and Piper Global Funds Inc.

(2) On July 31, 1998, Piper Small Company Growth Fund and Small Cap Growth Fund consummated a reorganization transaction pursuant to which shares of Piper Small Company Growth Fund were exchanged for shares of Small Cap Growth Fund. Small Cap Growth Fund is the financial reporting survivor.

(3)      Commenced operations on February 1, 2000.

         The other Funds are successors to the Predecessor Firstar Funds and thus were not governed by the Funds' administration agreements with U.S. Bank National Association and SEI Investment Management Corporation during the last three fiscal years.

DISTRIBUTOR AND DISTRIBUTION PLANS

         Quasar Distributors, LLC (the "Distributor") serves as the distributor for the Funds' shares. The Distributor is a wholly-owned subsidiary of U.S. Bancorp. Prior to [_________], 2001 SEI Investments Distribution Co. served as the distributor for the Funds' shares.

         The Distributor serves as distributor for the Class A and Class Y Shares pursuant to a Distribution Agreement dated [_____], 2001 (the "Class A/Class Y Distribution Agreement") between itself and the Funds, as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated [____], 2001, (the "Class B Distribution and Service Agreement") between itself and the Funds, and as distributor for the Class S Shares pursuant to a Distribution and Service Agreement dated [____], 2001, (the "Class S Distribution and Service Agreement"). The Distributor also serves as distributor for the Class C Shares pursuant to a Distribution and Service Agreement dated [____], 2001 ("Class C Distribution and Service Agreement") between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

         Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

         Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A, Class B and Class C Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

         The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each fund for that month.

         The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

         The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

         The Distributor receives no compensation for distribution of the Class Y Shares.

         The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Plans of Distribution or in any agreement related to such plans.

         The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by the Funds' distributor and principal underwriter during the three most recent fiscal years. The other Funds are successors to the Predecessor Firstar Funds and thus were not governed by the Funds' distribution plans and agreements during the last three fiscal years.

                                                      TOTAL UNDERWRITING COMMISSIONS
                                          FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                         SEPTEMBER 30, 1998   SEPTEMBER 30, 1999   SEPTEMBER 30, 2000
Balanced Fund                                 $ 1,388,236         $   917,441          $   530,088
Equity Income Fund                                298,410             340,653              214,922
Equity Index Fund                               1,940,988           3,181,754            2,543,808
Large Cap Growth Fund                             232,067             297,655            1,129,446
Large Cap Value Fund                            1,359,139             618,524              564,986
Mid Cap Growth Fund                                    --              23,734              260,048
Mid Cap Value Fund                              1,110,165             343,008              147,698
Small Cap Growth Fund (1)                          51,922              59,024              388,839
Small Cap Value Fund                              120,770              65,337              195,887
Emerging Markets Fund                                  --                 872                5,559

Health Sciences Fund                               30,570              23,080              157,910
Real Estate Securities Fund                       162,439              68,564               30,775
Technology Fund                                   130,824             281,667            6,088,104
Corporate Bond Fund (2)                                --                  --               12,137
Fixed Income Fund                                 235,845             440,550              274,713
High Yield Bond Fund
Intermediate Term Income Fund                       1,344               5,046               40,575
Limited Term Income Fund                              759               3,541               12,675
Strategic Income Fund                                  --              43,472               37,674
Arizona Tax Free Fund (2)                              --                  --                  389
California Intermediate Tax Free Fund                  27               7,172               10,506
California Tax Free Fund (2)                           --                  --               14,561
Colorado Intermediate Tax Free Fund                19,530               3,429                4,880
Colorado Tax Free Fund (2)                             --                  --               14,333
Intermediate Tax Free Fund                         44,172              50,529                8,250
Minnesota Intermediate Tax Free Fund               27,430              19,630                7,601
Minnesota Tax Free Fund                                --              49,395               47,023
Nebraska Tax Free Fund                               [__]                [__]                 [__]
Oregon Intermediate Tax Free Fund                      --               4,724                3,405
Tax Free Fund                                          --               6,867                6,067

(1) On July 31, 1998, Piper Small Company Growth Fund and Small Cap Growth Fund consummated a reorganization transaction pursuant to which shares of Piper Small Company Growth Fund were exchanged for shares of Small Cap Growth Fund. Small Cap Growth Fund is the financial reporting survivor.

(2)      Commenced operations on February 1, 2000.

                                                            UNDERWRITING COMMISSIONS
                                                           RETAINED BY THE UNDERWRITER
                                           FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                          SEPTEMBER 30, 1998   SEPTEMBER 30, 1999   SEPTEMBER 30, 2000
Balanced Fund                                   $   64,621           $    8,417           $    3,051
Equity Income Fund                                  18,985                6,101                2,497
Equity Index Fund                                  101,556               21,564               12,393
Large Cap Growth Fund                               10,315               14,761                9,423
Large Cap Value Fund                                52,979               24,770               10,876
Mid Cap Growth Fund                                     --                5,342                4,146
Mid Cap Value Fund                                  88,234                6,219                2,193
Small Cap Growth Fund (1)                            3,092                3,390                3,533

Small Cap Value Fund                                13,051                5,983                3,029
Emerging Markets Fund                                   --                   --                  467
International Fund                                   6,734                   --                6,261
Health Sciences Fund                                 1,572                  283                  155
Real Estate Securities Fund                          1,613                  957                  399
Technology Fund                                 $    2,825           $    2,695           $    4,567
Corporate Bond Fund (2)                                 --                   --                  475
Fixed Income Fund                                    8,577               21,217               10,307
High Yield Bond Fund
Intermediate Term Income Fund                          150                6,496                3,033
Limited Term Income Fund                                73                2,251                1,201
Strategic Income Fund                                   --                    2                1,808
Arizona Tax Free Fund (2)                               --                   --                   64
California Intermediate Tax Free Fund                    3                  618                  324
California Tax Free Fund (2)                            --                   --                   60
Colorado Intermediate Tax Free Fund                  2,330                  962                  438
Colorado Tax Free Fund (2)                              --                   --                   62
Intermediate Tax Free Fund                           4,859                7,089                3,002
Minnesota Intermediate Tax Free Fund                 4,094                4,773                1,998
Minnesota Tax Free Fund                                 --                1,955                  982
Nebraska Tax Free Fund                                [__]                 [__]                 [__]
Oregon Intermediate Tax Free Fund                       --                2,857                1,287
Tax Free Fund                                           --                  691                  540

(1) On July 31, 1998, Piper Small Company Growth Fund and Small Cap Growth Fund consummated a reorganization transaction pursuant to which shares of Piper Small Company Growth Fund were exchanged for shares of Small Cap Growth Fund. Small Cap Growth Fund is the financial reporting survivor.

(2)      Commenced operations on February 1, 2000.

         SEI Investments Distribution Co. and Quasar Distributors, as applicable, received the following compensation from certain Funds during its most recent fiscal year. The other Funds are successors to the Predecessor Firstar Funds and thus were not governed by the Funds' distribution plans and agreements during the most recent fiscal year.

                                          NET UNDERWRITING     COMPENSATION ON         BROKERAGE            OTHER
                                            DISCOUNTS AND      REDEMPTIONS AND        COMMISSIONS        COMPENSATION
                                             COMMISSIONS         REPURCHASES
Balanced Fund                                $   297,927        $   232,161                 --                 --
Equity Income Fund                               165,930             48,992                 --                 --
Equity Index Fund                              2,094,109            449,699                 --                 --
Large Cap Growth Fund                          1,044,340             85,106                 --                 --
Large Cap Value Fund                             361,055            203,931                 --                 --
Mid Cap Growth Fund                              255,090              4,958                 --                 --
Mid Cap Value Fund                                60,446             87,252                 --                 --
Small Cap Growth Fund                            378,378             10,461                 --                 --
Small Cap Value Fund                              93,186            102,701                 --                 --
Emerging Markets Fund                              5,419                140                 --                 --
Health Sciences Fund                             153,457              4,453                 --                 --
Real Estate Securities Fund                       11,944             18,831                 --                 --
Technology Fund                                5,737,576            350,528                 --                 --
Corporate Bond Fund                               11,929                208                 --                 --
Fixed Income Fund                                184,087             90,626                 --                 --
High Yield Bond Fund
Intermediate Term Income Fund                     40,575                 --                 --                 --
Limited Term Income Fund                           6,860              5,815                 --                 --
Strategic Income Fund                             32,390              5,284                 --                 --
Arizona Tax Free Fund                                389                 --                 --                 --
California Intermediate Tax Free Fund             10,506                 --                 --                 --
California Tax Free Fund                          14,542                 19                 --                 --
Colorado Intermediate Tax Free Fund                4,880                 --                 --                 --
Colorado Tax Free Fund                            14,333                 --                 --                 --
Intermediate Tax Free Fund                         8,250                 --                 --                 --
Minnesota Intermediate Tax Free Fund               7,601                 --                 --                 --
Minnesota Tax Free Fund                           43,310              3,713                 --                 --
Nebraska Tax Free Fund                              [__]               [__]               [__]               [__]
Oregon Intermediate Tax Free Fund                  3,405                 --                 --                 --
Tax Free Fund                                      6,038                 29                 --                 --

         FAIF and the Distributor have entered into a Shareholder Service Plan and Agreement with respect to the Class S Shares of the Funds. Under the Shareholder Service Plan and Agreement, the Distributor has agreed to provide, or will enter into written agreements with service providers pursuant to which the service providers will provide, one or more specified shareholder services to beneficial owners of Class S Shares. The Distributor has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class S Shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay the Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The Distributor is to pay any shareholder service providers with which it enters into written agreements out of this amount.

         The Distributor receives no compensation from the Funds with respect to the Class S Shares other than the shareholder servicing fees. During the last fiscal year, no shareholder servicing fees have been paid to the Distributor since Class S Shares were not offered during the last fiscal year.

         FAIF has adopted Plans of Distribution with respect to the Class A, Class B and Class C Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B and Class C Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.

         The following table sets forth the total Rule 12b-1 fees, after waivers, paid by certain of the Funds for the fiscal years ended September 30, 1998, September 30, 1999 and September 30, 2000 with respect to the Class A Shares, Class B and Class C Shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y Shares of the Funds. The other Funds are successors to the Predecessor Firstar Funds and thus were not governed by the Funds' distribution plans and agreements during the last three fiscal years.

                                             YEAR ENDED                     YEAR ENDED                         YEAR ENDED
                                         SEPTEMBER 30, 1998             SEPTEMBER 30, 1999                 SEPTEMBER 30, 2000
                                          RULE 12b-1 FEES                RULE 12b-1 FEES                    RULE 12b-1 FEES
                                       CLASS A      CLASS B     CLASS A      CLASS B    CLASS C     CLASS A      CLASS B     CLASS C
                                       SHARES       SHARES      SHARES       SHARES      SHARES      SHARES       SHARES      SHARES
Balanced Fund                        $ 122,168    $ 570,281   $ 193,856   $  629,466   $  3,636   $ 152,893   $  544,713   $  14,467
Equity Income Fund                      25,185       78,673      38,215      106,918      5,448      49,563      107,612      23,251
Equity Index Fund                       90,541      352,463     216,796      765,724     58,857     329,995    1,182,240     282,765
Large Cap Growth Fund                  101,527      108,747     399,312      157,837      2,166     497,601      304,917      43,582
Large Cap Value Fund                   218,512      613,014     471,235      642,319      3,830     393,041      558,644      25,710
Mid Cap Growth Fund                    802,902(4)     7,188     469,354        2,012      1,281     597,113       22,497      21,742
Mid Cap Value Fund                      99,294      416,365      67,755      271,088        428      36,468      137,614       6,653
Small Cap Growth Fund(1)               108,828        6,449      80,549       17,028      1,036     128,633       59,209      23,206
Small Cap Value Fund                    37,953        1,991      31,105        8,807        346      60,647       84,665       4,579
Emerging Markets Fund                   50,048(4)        --      12,993            2         60      12,685          622          25
Health Sciences Fund                     5,499        6,575       3,065        7,476          *       8,920       24,587       7,204
Real Estate Securities Fund              5,618       34,621       4,640       28,059          *       3,786       17,681         118
Technology Fund                         24,444       85,332      31,222      133,633          *     275,943      750,675     105,623
Corporate Bond Fund(2)                       *            *           *            *          *         965          211         539
Fixed Income Fund                       88,855      160,408     403,885      165,060      1,424     299,104      127,407       5,522
High Yield Bond Fund
Intermediate Term Income Fund               --            *      60,926            *          *      47,462            *           *
Limited Term Income Fund                    --            *          --            *          *      79,070            *           *
Strategic Income Fund                   21,319           58      91,594        3,984      1,618      52,656       11,361       8,203
Arizona Tax Free Fund(2)                     *            *           *            *          *      11,675            *          52

California Intermediate Tax Free Fund       --            *          --            *          *          --            *           *
California Tax Free Fund(2)                  *            *           *            *          *       7,348            *           8
Colorado Intermediate Tax Free Fund         --            *          --            *          *          --            *           *
Colorado Tax Free Fund(2)                    *            *           *            *          *      10,741            *         243
Intermediate Tax Free Fund                  --            *          --            *          *          --            *           *
Minnesota Intermediate Tax Free Fund        --            *          --            *          *          --            *           *
Minnesota Tax Free Fund                282,169(3)         *     289,760            *      4,527     238,852            *      10,044
Nebraska Tax Free Fund                      --            *          --            *          *                        *           *
Oregon Intermediate Tax Free Fund            *            *          --            *          *          --            *           *
Tax Free Fund                          105,088(3)         *      93,850            *        204      73,003            *         643

-------------------------------------------------------

*        Fund or class was not in operation during this fiscal year.

(1) Small Cap Growth Fund is the financial reporting survivor of Piper Small Company Growth Fund. Total distribution fees for the fiscal year ended September 30, 1997 paid by Piper Small Company Growth Fund were $101,905.

(2)      Commenced operations February 1, 2000.

(3) Includes distribution fees paid to the distributor of the Fund's predecessor arising from a merger transaction between certain FAIF Funds and Piper Funds Inc., Piper Funds Inc. - II, Piper Institutional Funds Inc. and Piper Global Funds Inc.

CUSTODIAN; COUNSEL; AUDITORS

         CUSTODIAN. The custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of USB. All of the instruments representing the investments of the Funds and all cash is held by the Custodian or, for Emerging Markets Fund and International Fund, by a sub-custodian with respect to such Fund. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to **[0.03%] (**[0.10%] in the case of Emerging Markets Fund and International Fund) of such Fund's average daily net assets. Sub-custodian fees with respect to Emerging Markets Fund and International Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

         COUNSEL. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is outside counsel for the Funds.

         AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the years ended September 30, 1999 and September 30, 2000.

         KPMG LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acted as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the fiscal periods ended as of September 30, 1998.

         PriceWaterhouseCoopers LLP, [         ] served as the Predecessor
Firstar Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the years ended October 31, 1998, October 31,1999 and October 31, 2000.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to placement of the Funds' portfolio transactions are made by the Advisor or, in the case of Emerging Markets Fund, International Fund and Strategic Income Fund, their respective investment sub-advisors. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor or applicable investment sub-advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor or applicable investment sub-advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Advisor and applicable investment sub-advisor do not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor and investment sub-advisor to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         It is expected that Emerging Markets Fund, International Fund and Strategic Income Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commission on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Advisor, Federated Global, Clay Finlay or Marvin & Palmer may consider the ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purposes for consideration, analysis and evaluation by the staff of the Advisor, Federated Global or Marvin & Palmer. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Advisor, Federated Global, Clay Finlay or Marvin & Palmer would include advice, both directly and indirectly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor, Federated Global, Clay Finlay or Marvin & Palmer to supplement its own investment research activities and enable the Advisor, Federated Global, Clay Finlay or Marvin & Palmer to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor, Federated Global, Clay Finlay or Marvin & Palmer may receive a benefit, for which a dollar value is not available, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Advisor, Federated Global, Clay Finlay or Marvin & Palmer in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor, Federated Global, Clay Finlay or Marvin & Palmer in performing services for the Funds. The Advisor, Federated Global, Clay Finlay or Marvin & Palmer determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Advisor, Federated Global, Clay Finlay or Marvin & Palmer have not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Advisor, Federated Global, Clay Finlay or Marvin & Palmer, except as noted below. The Advisor, Federated Global or Marvin & Palmer may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Advisor, Federated Global, Clay Finlay or Marvin & Palmer with research services, which the Advisor, Federated Global, Clay Finlay or Marvin & Palmer anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and accordingly, substantial deviations from the list could occur. The Advisor, Federated Global, Clay Finlay or Marvin & Palmer would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor, Federated Global, Clay Finlay or Marvin & Palmer determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor, Federated Global, Clay Finlay or Marvin & Palmer with respect to the Funds.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor, any sub-advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Advisor, Federated Global, Clay Finlay or Marvin & Palmer are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor, Federated Global, Clay Finlay or Marvin & Palmer to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

         The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years ended September 30, 1998, September 30, 1999 and September 30, 2000:

                                             YEAR ENDED      YEAR ENDED       YEAR ENDED
                                          SEPT. 30, 1998   SEPT. 30, 1999   SEPT. 30, 2000
Balanced Fund                               $  564,182       $  560,619       $  458,667
Equity Income Fund                             111,956          315,203          393,204
Equity Index Fund                              194,935          173,116          223,952
Large Cap Growth Fund                          580,279        1,057,964          841,441
Large Cap Value Fund                         2,567,632        2,605,857        2,592,112
Mid Cap Growth Fund                            276,054(1)       415,391        1,279,373
Micro Cap Value Fund                           127,010          186,139           63,071
Small Cap Growth Fund(2)                        49,672          174,400          993,808
Small Cap Value Fund                           239,609(3)       628,439          609,670
Emerging Markets Fund                           74,024(1)       343,748          613,829
Health Sciences Fund                            29,340           31,919           32,418
Real Estate Securities Fund                    138,009           73,017          148,732
Technology Fund                                157,398          153,043          280,498
Corporate Bond Fund(4)                               *                *           10,260
Fixed Income Fund                                   --               --           71,329
High Yield Bond Fund
Intermediate Term Income Fund                       --               --           45,450
Limited Term Income Fund                            --               --           10,793
Strategic Income Fund                               --            5,174           11,794
Arizona Tax Free Fund(4)                             *                *               --
California Intermediate Tax Free Fund               --               --               --

California Tax Free Fund(4)                          *                *               --
Colorado Intermediate Tax Free Fund                 --               --            3,667
Colorado Tax Free Fund(4)                            *                *               --
Intermediate Tax Free Fund                          --            8,125           30,208
Minnesota Intermediate Tax Free Fund                --            3,000            1,500
Minnesota Tax Free Fund                             --           11,683           14,130
Nebraska Tax Free Fund                            [__]             [__]             [__]
Oregon Intermediate Tax Free Fund                   --               --               --
Tax Free Fund                                       --           22,669           21,008
Mid Cap Index Fund(5)                             [__]             [__]             [__]
Small Cap Index Fund(6)                           [__]             [__]             [__]
Science & Technology Fund(7)                      [__]             [__]             [__]
Micro Cap Fund(8)                                 [__]             [__]             [__]
Small Cap Core Fund(9)                            [__]             [__]             [__]
Mid Cap Core Fund(10)                             [__]             [__]             [__]
Capital Growth Fund(11)                           [__]             [__]             [__]
Relative Value Fund(12)                           [__]             [__]             [__]
Large Cap Core Fund(13)                           [__]             [__]             [__]
Growth & Income Fund(14)                          [__]             [__]             [__]
Bond IMMDEX Fund(15)                              [__]             [__]             [__]
U.S. Government Securities Fund(16)               [__]             [__]             [__]
Missouri Tax Free Fund(17)                        [__]             [__]             [__]
International Fund

-----------------------------------------------------

*        Fund was not in operation during this fiscal year.

(1) Includes brokerage commissions paid by the Fund's predecessor arising from a merger transaction between certain FAIF Funds and Piper Funds Inc., Piper Funds Inc. - II, Piper Institutional Funds Inc. and Piper Global Funds Inc.

(2) Small Cap Growth Fund is the financial reporting survivor of Piper Small Company Growth Fund. Piper Small Company Growth Fund paid aggregate brokerage commissions during the fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997, of $125,638,
         $65,924 and $4,020, respectively.

(3)      For the ten month period from December 1, 1997 to September 30, 1998.

(4)      Commenced operations February 1, 2000.

(5) Firstar Mid Cap Index Fund is the financial reporting survivor of the reorganization transaction with First American Mid Cap Index Fund. Firstar Mid Cap Index Fund paid brokerage commissions during the fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000, of $-------, $------ and $-----, respectively.

(6) Firstar Small Cap Index Fund is the financial reporting survivor of the reorganization transaction with First American Small Cap Index Fund. Firstar Small Cap Index Fund paid brokerage commissions during the fiscal years ended November 30, 1998, November, 1999 and October 31, 2000, of $-------, $------ and $-----, respectively.

(7) Firstar Science & Technology Fund is the financial reporting survivor of the reorganization transaction with First American Science & Technology Fund. Firstar Science & Technology Fund paid brokerage commissions during the fiscal years ended November 30, 1998, November, 1999 and October 31, 2000, of $-------, $------ and $-----,
         respectively.

(8) Firstar Micro Cap Fund is the financial reporting survivor of the reorganization transaction with First American Micro Cap Fund. Firstar Micro Cap Fund paid brokerage commissions during the fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000, of $-------,
         $------ and $-----, respectively.

(9) Firstar Small Cap Core Fund is the financial reporting survivor of the reorganization transaction with First American Small Cap Core Fund. Firstar Small Cap Core Fund paid brokerage commissions during the fiscal years ended November 30, 1998, November, 1999 and October 31, 2000, of $-------, $------ and $-----, respectively.

(10) Firstar Mid Cap Core Fund is the financial reporting survivor of the reorganization transaction with First American Mid Cap Core Fund. Firstar Mid Cap Core Fund paid brokerage commissions during the fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000, of $-------, $------ and $-----, respectively.

(11) Firstar Large Cap Growth Fund is the financial reporting survivor of the reorganization transaction with First American Capital Growth Fund. Firstar Large Cap Growth Fund paid brokerage commissions during the fiscal years ended November 30, 1998, November, 1999 and October 31, 2000, of $-------, $------ and $-----, respectively.

(12) Firstar Relative Value Fund is the financial reporting survivor of the reorganization transaction with First American Relative Value Fund. Firstar Relative Value Fund paid brokerage commissions during the fiscal years ended November 30, 1998, November, 1999 and October 31, 2000, of $-------, $------ and $-----, respectively.

(13) Firstar Large Cap Core Fund is the financial reporting survivor of the reorganization transaction with First American Large Cap Core Fund. Firstar Large Cap Core Fund paid brokerage commissions during the fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000, of $-------, $------ and $-----, respectively.

(14) Firstar Growth & Income Fund is the financial reporting survivor of the reorganization transaction with First American Growth & Income Fund. Firstar Growth & Income Fund paid brokerage commissions during the fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000, of $-------, $------ and $-----, respectively.

(15) Firstar Bond IMMDEX Fund is the financial reporting survivor of the reorganization transaction with First American Bond IMMDEX Fund. Firstar Bond IMMDEX Fund paid brokerage commissions during the fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000, of $-------, $------ and $-----, respectively.

(16) Firstar U.S. Government Securities Fund is the financial reporting survivor of the reorganization transaction with First American U.S. Government Securities Fund. Firstar U.S. Government Securities Fund paid brokerage commissions during the fiscal years ended November 30, 1998, November, 1999 and October 31, 2000, of $-------, $------ and
         $-----, respectively.

(17) Firstar Missouri Tax Exempt Bond Fund is the financial reporting survivor of the reorganization transaction with First American Missouri Tax Free Fund. Firstar Missouri Tax Exempt Bond Fund paid brokerage commissions during the fiscal years ended November 30, 1998, November, 1999 and October 31, 2000, of $-------, $------ and $-----,
         respectively.

         At September 30, 2000, Balanced Fund held equity securities of Chase Manhattan in the amount of $2,540,313, equity securities of Morgan Stanley in the amount of $1,984,194, and mortgage-backed securities of Merrill Lynch in the amount of $6,004,099; Equity Income Fund held equity securities of J.P. Morgan in the amount of $3,777,230; Equity Index Fund held equity securities of Chase Manhattan in the amount of $7,955,935, equity securities of J.P. Morgan in the amount of $2,755,646, equity securities of Merrill Lynch in the amount of $6,858,852, equity securities of Morgan Stanley in the amount of $13,521,229, and equity securities of Paine Webber in the amount of $1,314,676; Large Cap Growth Fund held equity securities of Morgan Stanley in the amount of $16,723,919; Large Cap Value Fund held equity securities of Chase Manhattan in the amount of $32,516,000 and equity securities of Morgan Stanley in the amount of $12,243,481; Corporate Bond Fund held mortgage-backed securities of Morgan Stanley in the amount of $973,891; Fixed Income Fund held corporate obligations of Goldman Sachs in the amount $14,193,750, mortgage-backed securities of J.P. Morgan in the amount of $10,378,682, mortgage-backed securities of Merrill Lynch in the amount of $21,350,154, and mortgage-backed securities of Morgan Stanley in the amount of $10,745,385; Intermediate Term Income Fund held mortgage-backed securities of Merrill Lynch in the amount of $6,004,099, mortgage-backed securities of Morgan Stanley in the amount of $5,263,046, and corporate obligations of Salomon Smith Barney in the amount of $1,988,840; Limited Term Income Fund held asset-backed securities of Chase Manhattan in the amount of $2,558,259, corporate obligations of Goldman Sachs in the amount of $1,472,570, corporate obligations of Merrill Lynch in the amount of $688,856, corporate obligations of Morgan Stanley in the amount of $2,017,280, and mortgage-backed securities of Merrill Lynch in the amount of $4,853,782; and Strategic Income Fund held corporate obligations of Merrill Lynch in the amount of $910,580 and mortgage-backed securities of Morgan Stanley in the amount of $1,947,783, all of which are deemed to be "regular brokers or dealers" of the Funds. High Yield and Nebraska---**[complete for obligations held by shell fund at FYE]

                                  CAPITAL STOCK

         Each share of a Fund's $.0001 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

         Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

         Under the laws of the state of Maryland and FAIF's Bylaws, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 10% or more of the outstanding shares of FAIF.

         As of [       ], the directors of FAIF owned shares of FASF, FAF and
FAIF with an aggregate net asset value of approximately $9 million. As of
[       ], the directors and officers of FAIF as a group owned less than one
percent of each Fund's outstanding shares. As of [      ], the Funds were aware
that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds.


[(1) UPDATE INFORMATION (1) INCLUDE SHELL FUNDS (3) INCLUDE CLASS S SHARES]

                                                                    PERCENTAGE OF OUTSTANDING SHARES

                                                           CLASS A        CLASS B        CLASS C       CLASS Y
BALANCED FUND

Balanced A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of it's Customers
Attn: TA Services MPFP1922
601 2nd Ave S
Minneapolis, MN 55402-4303                                  38.72%

Balanced B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of it's Customers
Attn: TA Services MPFP1922
601 2nd Ave S
Minneapolis, MN 55402-4303                                                 24.63%

Balanced C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of it's Customers
Attn: TA Services MPFP1922
601 2nd Ave S
Minneapolis, MN 55402-4303                                                                52.30%

Donald Lufkin Jenrette
Securities Corporation
P.O. Box 2052
Jersey City, NJ 07303-2052                                                                 6.86%

U S Bancorp Investments Inc.
FBO 175113201
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                                 5.09%

U S Bancorp Investments Inc.
FBO 337900071
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                                 6.02%

Var & Co
P.O. Box 64482
St. Paul, MN 55164-0482                                                                                 13.52%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                                 83.36%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
EQUITY INCOME FUND

Equity Income A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  25.20%

Equity Income B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 33.26%

Equity Income C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                87.47%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  66.38%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  21.18%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                    5.54%

EQUITY INDEX FUND

Equity Index A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  31.77%

Equity Index B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 24.55%

Equity Index C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                39.28%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   7.79%

PERCENTAGE OF OUTSTANDING SHARES                          CLASS A         CLASS B        CLASS C       CLASS Y
Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  16.76%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                                 22.85%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  15.71%

Metlife Defind Contribution Group
AS Agent For First TR Natl Assoc. TR
FBO UTD Healthcare Corp 401k SP
2 Montgomery ST #3
Jersey City NJ 07302-3802                                                                               15.49%

US Bank TR
US Bancorp Cap
U/A 01-01-1984
180 5th St E STE SPEN0502
Saint Paul, MN 55101-1606                                                                               15.16%


LARGE CAP GROWTH

Large Cap Growth A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  25.20%

Large Cap Growth B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 34.28%

Large Cap Growth C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                88.82%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  42.66%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   7.98%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  30.66%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                                  8.30%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
LARGE CAP VALUE

Large Cap Value A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  55.59%

State Street Bank & Trust Co
As Trustee for AMD RSP Profit
Sharing Plan
Defined Contribution Services SPG
P.O. Box 351
Boston, MA 02101-0351                                        7.40%

Large Cap Value B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 28.52%

Large Cap Value C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                90.53%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                                 24.02%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  23.25%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   8.86%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  25.11%

US Bank TR
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                               10.55%


MID CAP GROWTH

Mid Cap Growth A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  79.85%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
Mid Cap Growth B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 41.55%

Mid Cap Growth C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                75.65%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  17.87%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   9.43%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  41.34%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th Street
St. Paul, MN 55101-2667                                                                                 13.41%

US Bank TR
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                                8.28%


MID CAP VALUE

Mid Cap Value A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  18.11%

Charles Schwab & Co Inc
Special Custody Account
For the Benefit of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122                                 6.05%

Mid Cap Value B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 25.82%

Mid Cap Value C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                85.34%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                                 7.84%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  17.09%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   5.85%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  40.68%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th Street
St. Paul, MN 55101-2667                                                                                 13.81%

US Bank TR
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                               13.80%


SMALL CAP GROWTH

Small Cap Growth A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  68.76%

Small Cap Growth B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 35.15%

Small Cap Growth C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                82.63%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  32.06%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  12.59%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  37.26%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                                  8.63%

US Bank TR
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                                6.04%


SMALL CAP VALUE

Small Cap Value A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  16.26%

UMB Bank NA
Anderson Corporation 401k
C/o JP Morgan /American Century
Retirement Plan Services
P.O. Box 419784
Kansas City, MO 64141-6784                                  23.21%

Small Cap Value B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 27.09%

Small Cap Value C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                81.59%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  18.68%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  20.65%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  22.69%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                                 13.50%

US Bank TR
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                               18.97%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
EMERGING MARKETS

Emerging Markets A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  73.16%

Emerging Markets B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                  9.99%

SSB Cust
FBO Wayne Juhl S/D IRA
14749 Co Rd 104 10001 44
Greenbush, MN 56726                                                         8.67%

Bear Stearns Securities Corp
FBO 748-52940-16
1 Metrotech Center North
Brooklyn, NY 11201-3870                                                    49.24%

Emerging Markets C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                86.66%

U.S. Bank Natl Assc Cust
Roth Contribution IRA 1/1/2000
FBO Joe Strick Jr
421 Bonnie Ln
Combined Lcks Wi 54113-1002                                                                6.92%

First American Strategy Aggressive
Growth Fund
US Bank National Assn
Attn Trust Mutual Funds SPFT0912
P.O. Box 64010
Saint Paul, MN 55164-0010                                                                                7.59%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  17.86%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   6.23%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  60.39%

INTERNATIONAL FUND

International A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  58.32%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
International B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 52.65%

International C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                85.40%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  21.07%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  16.51%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  37.16%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN  55101-2667                                                                                 9.27%

US Bank Tr
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                                8.88%


HEALTH SCIENCES FUND

Health Science A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  58.56%

Health Science B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 39.80%

Health Science C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                87.60%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  28.74%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   7.61%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  56.67%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN  55101-2667                                                                                 6.95%


REAL ESTATE SECURITIES FUND

Real Estate A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  39.66%

Charles Schwab & Co Inc
Special Custody Account
For the Benefit of its Customer
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122                                10.63%

Real Estate B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 31.33%

NFSC FEBO #a7T-179108
Dennis Baker Craig Springs TTE
Springs & Sons Electrical
Contractors Inc PSP U/A 9/1/89
2129 W. Mountain View Rd
Phoenix, AZ 85021-1814                                                      5.33%

Bear Stearns Securities Corp
FBO 183-70593-18
1 Metrotech Center North
Brooklyn, NY 11201-3870                                                     7.97%

Real Estate C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                99.28%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  53.47%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  39.64%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
TECHNOLOGY FUND

Technology A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  33.24%

Charles Schwab & Co Inc
Special Custody Account
For the Benefit of its Customer
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122                                 7.21%

Technology B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 27.85%

Technology C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                72.81%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  41.54%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  12.14%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  17.01%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN  55101-2667                                                                                27.49%


CORPORATE BOND FUND

Corporate A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  54.82%

U.S. Bancorp Investments Inc
FBO 180835681
100 South Fifth St  Suite 1400
Minneapolis, MN 55402-1217                                   5.73%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
Corporate Bond B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave S
Minneapolis, MN 55402-4303                                                 23.20%

U.S. Bancorp Investments Inc
FBO 180835681
100 South Fifth St  Suite 1400
Minneapolis, MN 55402-1217                                                  5.23%

U.S. Bancorp Investments Inc
FBO 180835681
100 South Fifth St  Suite 1400
Minneapolis, MN 55402-1217                                                 17.34%

U.S. Bancorp Investments Inc
FBO 180835681
100 South Fifth St  Suite 1400
Minneapolis, MN 55402-1217                                                  7.34%

U.S. Bancorp Investments Inc
FBO 180835681
100 South Fifth St  Suite 1400
Minneapolis, MN 55402-1217                                                  8.44%

U.S. Bancorp Investments Inc
FBO 180835681
100 South Fifth St  Suite 1400
Minneapolis, MN 55402-1217                                                 18.47%

U.S. Bancorp Investments Inc
FBO 180835681
100 South Fifth St  Suite 1400
Minneapolis, MN 55402-1217                                                  8.81%

Corporate Bond C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                73.73%

Wexford Clearing Services Corp
FBO Virginia H. Kauffman
Steven Kauffman & Roy
Kauffman CO-TTEES Phillip
Kauffman
Rev Tr UA DTD 12/29/83
Arlington, VA 22205                                                                       11.19%

Wexford Clearing Services Corp
FBO Virginia H. Kauffman
Steven Kauffman & Roy
Kauffman CO-TTEES Phillip
Kauffman
MRTL Shr Tr #2 UA DTD 12/29/83
Arlington, VA 22205                                                                        5.08%

Ethel Boldvan
Darleen Peterson JTWROS
212 W Caledonia St
Caledonia MN 55921-1003                                                                    7.99%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  35.07%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  60.38%


FIXED INCOME

Fixed Income A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  41.88%

Fixed Income B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 26.48%

Fixed Income C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                59.93%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                                 5.24%

U S Bancorp Investments Inc.
FBO 190591791
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                                11.83%

NFSC FEBO # BCC-362786
Alice L Peterson
1033 Gershwin Ave North Apt 131
Oakdale, MN 55128-6147                                                                     9.96%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  48.93%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   5.34%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  23.34%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN  55101-2667                                                                                 6.45%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
INTERMEDIATE TERM INCOME

Intermediate Term A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  65.31%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  41.22%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  27.79%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  20.29%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN  55101-2667                                                                                 9.68%


LIMITED TERM INCOME

Limited Term A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  22.64%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  47.88%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  15.31%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  18.33%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn: Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN  55101-2667                                                                                15.48%


STRATEGIC INCOME FUND

Strategic Income A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  26.28%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
Attn Mutual Funds Dept
Fiserv Securities Inc
FAO 46404106
One Commerce Square
2005 Market St Suite 1200
Philadelphia, PA 19103-7008                                  5.48%

Strategic B Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                 63.73%

U.S. Bancorp Investments Inc
FBO 352628231
100 s 5th ST STE 1400
Minneapolis, MN 55402-1217                                                 13.12%

Strategic Income C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                51.06%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                                 8.67%

First American Strategy Growth and Income Fund
US Bank National Assn
Attn Mutual Funds Department
PO Box 64010
Saint Paul, MN 55164-0010                                                                                9.15%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  46.61%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  33.74%


ARIZONA TAX FREE FUND

Arizona Tax Free A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  96.53%

Arizona Tax Free C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                94.18%

SEI Financial Services
Attn Rob Silvestri
One Freedom Valley Dr
Oaks, PA 19456                                                                             5.45%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  68.79%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  31.21%


CALIFORNIA INTERMEDIATE TAX FREE

U.S. Bancorp Investments Inc
FBO 118602021
100 s 5th ST STE 1400
Minneapolis, MN 55402-1217                                  24.06%

U.S. Bancorp Investments Inc
FBO 118666051
100 s 5th ST STE 1400
Minneapolis, MN 55402-1217                                  24.11%

U.S. Bancorp Investments Inc
FBO 180845331
100 s 5th ST STE 1400
Minneapolis, MN 55402-1217                                  18.52%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  78.64%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  21.36%


CALIFORNIA TAX FREE FUND

California Tax Free A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  65.47%

California Tax Free C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                97.46%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  77.65%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  22.35%


COLORADO INTERMEDIATE TAX FREE

Colo Inter RX/FR A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  23.40%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
Alpine Trust & Asset Management
Marilyn C Simons RVOC TR
A/C #70400003
225 N 5th St.
Grand Junction, CO 81501-2611                                8.65%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                       9.05%

Norwest Bank Colorado NA
TTE FBO M.w. Millar Revocable
TR # 1210255701
1740 Broadway St
MAC-c7300-077
Denver, CO 80274-0001                                        5.57%

Norwest Investment Services Inc
FBO 11230927
Northstar Building East - 9th floor
608 Second Ave South
Minneapolis, MN 55402-1916                                   6.61%

U. S. Bancorp Investments Inc
FBO 180642381
100 South Fifth St Suite 1400
Minneapolis, MN 55402-1217                                   9.85%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  37.54%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  55.64%

SMICO and Co
C/o The Smith County State Bank
P.O. Box 307
Smith Center, KS 66967-0307                                                                              5.41%


COLORADO TAX FREE FUND

Colorado Tax Free A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  79.68%

Colorado Tax Free C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                99.39%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  78.76%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  19.25%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
INTERMEDIATE TERM TAX-FREE

Inter TX/FR A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  16.31%

Carl S Thomas
8633 Trianon Ln
Las Vegas, NV 89128-4875                                     9.40%

Attn Mutual Funds
FISERV Securities Inc
FAO 46404074
One Commerce Square
2005 Market St. Suite 1200
Philadelphia, PA 19103-7008                                  9.32%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  72.16%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   6.15%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  21.41%


MINNESOTA TAX FREE

MN TX/FR A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  82.68%

Minnesota Tax Free C Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                                                34.46%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                                 8.93%

LPL Financial Services
A/c 6021-2149
9785 Towne Centre Drive
San Diego, Ca 92121-1968                                                                  11.32%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  77.32%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   6.68%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
MN TX/FR Y Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402                                                                                   11.84%


MINNESOTA INTERMEDIATE TAX FREE

MN Int TX/FR A Omnibus Account
USBANCORP Piper Jaffray for the
Exclusive Benefit of its Customers
Attn: TA Services MPFP1922
601 2nd Ave s.
Minneapolis, MN 55402-4303                                  45.38%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  85.47%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  12.08%


OREGON INTERMEDIATE TAX FREE

Dorothy L Hart
1605 Oak St.
La Grande, OR 97850-1521                                     6.92%

Florence L Hart
1310 Walnut St.
La Grande, OR 97850-1435                                     6.92%

Bank of Cascades
TTEES for Mary S Defremery
1125 NW Bond St
Bend, OR 97701-1925                                         16.76%

Verb & Co
4380 SW Macadam Ste 450
Portland, OR 97201-6407                                     11.22%

Rede & Co
4380 SW Macadam Ave Ste 450
Portland, OR 97201-6407                                     30.37%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  51.89%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                   5.77%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  41.70%


TAX FREE

Tax Free A Omnibus Account
US BANCORP Piper Jaffray for the
Exclusive Benefit of It's Customers
Attn: TA Services MPFP1922
601 2nd Ave S
Minneapolis, MN 55402-4303                                  84.70%

PERCENTAGE OF OUTSTANDING SHARES                           CLASS A        CLASS B        CLASS C       CLASS Y
Tax Free C Omnibus Account
US BANCORP Piper Jaffray for the
Exclusive Benefit of It's Customers
Attn: TA Services MPFP1922
601 2nd Ave S
Minneapolis, MN 55402-4303                                                                66.76%

Charlotte Ann Schwarz &
Robert E Schaffler JTWROS
RR 3 Box 26
Le Sueur, MN 56058-9407                                                                    6.37%

Robert E. Schaffler &
Ronald F. Schaffler JTWROS
1028 Shady Oak Dr
North Mankato, MN 56003-3435                                                               5.86%

Vera E. Meixner
2799 W. Highway 14
Owatonna, MN 55060-4848                                                                   20.97%

Var & Co
P.O. Box 64482
St Paul, MN 55164-0482                                                                                  82.01%

Var & Co
P.O. Box 64482


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Fund's Prospectuses. The public offering price of each Fund's Class A and Class C Shares as of March 31, 2000 was as set forth below. Please note that the public offering prices of Class B, Class Y and Class S Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

[UPDATE - DATE OF MOST RECENT BALANCE SHEET]

                                                    PUBLIC OFFERING PRICE

                                                 CLASS A             CLASS C
Balanced Fund                                     $13.14              $12.56
Equity Income Fund                                 17.19               16.44
Equity Index Fund                                  29.29               27.94
Large Cap Growth Fund                              22.74               21.52
Large Cap Value Fund                               21.73               20.72
Mid Cap Growth Fund                                19.93               18.80
Mid Cap Value Fund                                 15.43               14.70
Small Cap Growth Fund                              25.83               24.41
Small Cap Value Fund                               18.04               17.05
Emerging Markets Fund                               8.97                8.55
International Fund                                 19.55               18.48
Health Sciences Fund                               14.08               13.42
Real Estate Securities Fund                        13.41               12.81
Technology Fund                                    50.32               47.97
Corporate Bond Fund                                10.48               10.11
Fixed Income Fund                                  11.16               10.77
Intermediate Term Income Fund                      10.04                   *
Limited Term Income Fund                           10.16                   *
Strategic Income Fund                               9.31                8.99
Arizona Tax Free Fund                              10.72               10.55
California Intermediate Tax Free Fund              10.28                   *
California Tax Free Fund                           10.93               10.77
Colorado Intermediate Tax Free Fund                10.54                   *

Colorado Tax Free Fund                             10.69               10.52
Intermediate Tax Free Fund                         10.75                   *
Minnesota Intermediate Tax Free Fund               10.05                   *
Minnesota Tax Free Fund                            10.91               10.73
Oregon Intermediate Tax Free Fund                   9.99                   *
Tax Free Fund                                      10.76               10.57

*        Class C shares not offered.

         The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

         On March 3, 2001,, the net asset values per share for each class of shares of the Funds were calculated as follows. No Class S Shares were outstanding as of such date.

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                             NET ASSETS             SHARES             NET ASSET
                                                            (IN DOLLARS)         OUTSTANDING        VALUE PER SHARE
                                                                                                      (IN DOLLARS)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
BALANCED FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      54,605,032            4,387,144                12.45
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      49,457,150            3,997,193                12.37
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       1,499,194              120,616                12.43
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     240,429,210           19,268,068                12.48
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
EQUITY INCOME FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      20,607,069            1,264,710                16.29
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      10,365,628              638,372                16.24
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       2,510,782              154,259                16.28
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     275,436,337           16,823,372                16.37
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
EQUITY INDEX FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                     134,180,031            4,835,354                27.75
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                     121,091,992            4,405,356                27.49
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                      34,810,837            1,258,658                27.66
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   1,400,086,092           50,475,118                27.74
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
LARGE CAP GROWTH FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                     208,556,371            9,675,725                21.55
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      36,271,463            1,732,837                20.93
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                      17,538,301              823,587                21.30
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   1,112,121,496           51,189,710                21.73
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
LARGE CAP VALUE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                     138,145,592            6,710,140                20.59
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      49,662,470            2,447,008                20.30
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       6,550,966              319,421                20.51
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   1,186,787,069           57,499,447                20.64
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MID CAP GROWTH FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                     264,569,957           14,016,600                18.88
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                       4,812,007              259,922                18.51
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       5,971,225              320,972                18.61
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     361,566,353           18,893,657                19.14
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MID CAP VALUE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      13,568,526              927,820                14.62
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      12,494,808              874,869                14.28
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                             NET ASSETS             SHARES             NET ASSET
                                                            (IN DOLLARS)         OUTSTANDING        VALUE PER SHARE
                                                                                                      (IN DOLLARS)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       1,430,194               98,292                14.55
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     275,127,535           18,740,422                14.68
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
SMALL CAP GROWTH FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      57,148,106            2,335,549                24.47
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                       8,439,546              364,296                23.17
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       8,205,511              339,484                24.17
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     478,974,759           19,317,945                24.79
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
SMALL CAP VALUE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      35,857,369            2,098,133                17.09
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      13,645,886              814,129                16.76
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       1,098,549               65,063                16.88
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     431,905,056           25,124,762                17.19
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
EMERGING MARKETS FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                       4,337,885              510,439                 8.50
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                         107,298               12,826                 8.37
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                           4,298                  508                 8.46
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                      55,752,962            6,517,081                 8.55
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
INTERNATIONAL FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      90,223,397            4,870,299                18.52
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      13,500,005              756,344                17.85
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                      22,451,167            1,226,981                18.30
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     675,603,637           36,367,490                18.58
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
HEALTH SCIENCES FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                       6,644,772              498,109                13.34
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                       4,220,704              327,343                12.89
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       4,437,022              327,070                13.29
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                      19,175,297            1,428,522                13.42
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
REAL ESTATE SECURITIES FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                       2,035,048              160,123                12.71
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                       1,873,840              148,657                12.61
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                         164,133               12,942                12.68
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                      56,346,823            4,425,103                12.73
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
TECHNOLOGY FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                     155,532,859            3,262,179                47.68
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      97,002,675            2,184,910                44.40
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                      33,604,316              707,551                47.79
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     436,937,708            8,991,185                48.60
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
CORPORATE BOND FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                         770,668               76,851                10.03
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                         103,390               10,320                10.02
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                         143,454               14,327                10.01
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                      89,989,764            8,976,197                10.03
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
FIXED INCOME FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                     110,490,475           10,335,459                10.69
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      11,549,374            1,086,415                10.63
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                         565,856               59,077                10.66
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   1,299,880,638          121,639,240                10.69
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
INTERMEDIATE TERM INCOME FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      29,644,768            3,027,459                 9.79
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     381,719,201           39,070,794                 9.77
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
LIMITED TERM INCOME FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      80,992,280            8,172,083                 9.91
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                      92,092,104            9,290,577                 9.91
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                             NET ASSETS             SHARES             NET ASSET
                                                            (IN DOLLARS)         OUTSTANDING        VALUE PER SHARE
                                                                                                      (IN DOLLARS)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
STRATEGIC INCOME FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      21,737,288            2,437,921                 8.91
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                       1,401,332              157,639                 8.89
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       1,241,056              139,472                 8.90
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     237,730,412           26,652,785                 8.92
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
ARIZONA TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                       9,667,937              924,823                10.45
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                          21,780                2,085                10.44
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                       2,670,781              255,496                10.45
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
CALIFORNIA INTERMEDIATE TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                       2,344,407              233,869                10.02
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                      43,262,083            4,309,887                10.04
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
CALIFORNIA TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                       6,029,518              565,771                10.66
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                          33,614                3,155                10.66
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                       4,765,658              447,171                10.66
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
COLORADO INTERMEDIATE TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                       3.485,112              338,890                10.28
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                      52,884,822            5,155,617                10.26
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
COLORADO TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                       8,068,120              774,579                10.42
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                         155,737               14,954                10.41
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                       2,430,326              232,931                10.43
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
INTERMEDIATE TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                       8,993,898              858,261                10.48
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     375,278,932           35,861,737                10.46
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MINNESOTA INTERMEDIATE TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      12,468,638            1,272,863                 9.80
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     244,353,658           25,030,639                 9.76
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MINNESOTA TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      93,994,797            8,833,481                10.64
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       2,037,144              191,773                10.62
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                      40,859,888            3,844,460                10.63
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
OREGON INTERMEDIATE TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                       3,302,531              339,095                 9.74
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                     160,124,823           16,438,351                 9.74
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      27,060,395            2,580,111                10.49
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                         138,976               13,287                10.46
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                      62,530,333            5,959,378                10.49
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Nebraska Tax Free Fund
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
High Yield Bond Fund
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Mid Cap Index Fund(1)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Small Cap Index Fund(2)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Science & Technology Fund(3)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Micro Cap Fund(4)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Small Cap Core Fund(5)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Mid Cap Core Fund(6)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Capital Growth Fund(7)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Relative Value Fund(8)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Large Cap Core Fund(9)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                             NET ASSETS             SHARES             NET ASSET
                                                            (IN DOLLARS)         OUTSTANDING        VALUE PER SHARE
                                                                                                      (IN DOLLARS)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Growth & Income Fund(10)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Bond IMMDEX Fund(11)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
U.S. Government Securities Fund(12)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
Missouri Tax Free Fund(13)
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

(1) Firstar Mid Cap Index Fund is the financial reporting survivor of the reorganization transaction with First American Mid Cap Index Fund. The net asset values per share for each class of shares of the Firstar Mid Cap Index Fund is calculated based on shares outstanding as of October 31, 2000.

(2) Firstar Small Cap Index Fund is the financial reporting survivor of the reorganization transaction with First American Small Cap Index Fund. The net asset values per share for each class of shares of the Firstar Small Cap Index Fund is calculated based on shares outstanding as of October 31, 2000.

(3) Firstar Science & Technology Fund is the financial reporting survivor of the reorganization transaction with First American Science & Technology Fund. The net asset values per share for each class of shares of the Firstar Science & Technology Fund is calculated based on shares outstanding as of October 31, 2000.

(4) Firstar Micro Cap Fund is the financial reporting survivor of the reorganization transaction with First American Micro Cap Fund. The net asset values per share for each class of shares of the Firstar Micro Cap Fund is calculated based on shares outstanding as of October 31, 2000.

(5) Firstar Small Cap Core Fund is the financial reporting survivor of the reorganization transaction with First American Small Cap Core Fund. The net asset values per share for each class of shares of the Firstar Small Cap Core Fund is calculated based on shares outstanding as of October 31, 2000.

(6) Firstar Mid Cap Core Fund is the financial reporting survivor of the reorganization transaction with First American Mid Cap Core Fund. The net asset values per share for each class of shares of the Firstar Mid Cap Core Fund is calculated based on shares outstanding as of October 31, 2000.

(7) Firstar Large Cap Growth Fund is the financial reporting survivor of the reorganization transaction with First American Capital Growth Fund. The net asset values per share for each class of shares of the Firstar Large Cap Growth Fund is calculated based on shares outstanding as of October 31, 2000.

(8) Firstar Relative Value Fund is the financial reporting survivor of the reorganization transaction with First American Relative Value Fund. The net asset values per share for each class of shares of the Firstar Relative Value Fund is calculated based on shares outstanding as of October 31, 2000.

(9) Firstar Large Cap Core Fund is the financial reporting survivor of the reorganization transaction with First American Large Cap Core Fund. The net asset values per share for each class of shares of the Firstar Large Cap Core Fund is calculated based on shares outstanding as of October 31, 2000.

(10) Firstar Growth & Income Fund is the financial reporting survivor of the reorganization transaction with First American Growth & Income Fund. The net asset values per share for each class of shares of the Firstar Growth & Income Fund is calculated based on shares outstanding as of October 31, 2000.

(11) Firstar Bond IMMDEX Fund is the financial reporting survivor of the reorganization transaction with First American Bond IMMDEX Fund. The net asset values per share for each class of shares of the Firstar Bond IMMDEX Fund is calculated based on shares outstanding as of October 31, 2000.

(12) Firstar U.S. Government Securities Fund is the financial reporting survivor of the reorganization transaction with First American U.S. Government Securities Fund. The net asset values per share for each class of shares of the Firstar U.S. Government Securities Fund is calculated based on shares outstanding as of October 31, 2000.

(13) Firstar Missouri Tax Exempt Bond Fund is the financial reporting survivor of the reorganization transaction with First American Missouri Tax Free Fund. The net asset values per share for each class of shares of the Firstar Missouri Tax Exempt Bond Fund is calculated based on shares outstanding as of October 31, 2000.

                                FUND PERFORMANCE

         LINKED PERFORMANCE. Advertisements and other sales literature for the Funds' Class Y shares may include linked performance where there is a performance history of less than five years. That is, in situations where a Fund's Class A shares have an inception date reflecting a performance history longer than five years, but that same Fund's Class Y shares have an inception date reflecting a shorter performance history, the Fund may advertise Class Y share performance "linked" to the Class A share inception date. This performance presentation will be adjusted to reflect

Class Y share fees and expenses, and the Fund will always (additionally) provide performance based on the Fund's actual Class Y share inception date. Fund prospectuses and annual report(s) will continue to reflect share class performance from actual inception dates.

         PERFORMANCE PRESENTATION. Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

              P(1 + T)n  =  ERV

              Where:  P    =   a hypothetical initial payment of $1,000
                      T    =   average annual total return
                      n    =   number of years
                      ERV  =   ending redeemable value at the end of the period
                               of a hypothetical $1,000 payment made at the beginning of such period

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. For Class B and Class C Shares, the calculation assumes the maximum deferred sales load is deducted at the times, in the amounts and under the terms disclosed in the applicable Prospectus. Average annual total return quotations may be accompanied by quotations that do not reflect the sales charges, and therefore will be higher.

         The Advisor and Distributor have waived a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor's or Distributor's discretion.

         CUMULATIVE TOTAL RETURN. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Fund from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

              CTR  =  (ERV-P) 100
                       -----
                         P

              Where:  CTR  =   Cumulative total return;
                      ERV  =   ending redeemable value at the end of the period
                               of a hypothetical $1,000 payment made at the
                               beginning of such period; and
                      P    =   initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         Based on the foregoing, the cumulative and the average annual total returns for each class of the Funds from inception through March 31, 2001 were as set forth below. The performance for Class A, Class B and Class C Shares will normally be lower than for Class Y Shares because Class A, Class B and Class C Shares are subject to sales and distribution charges and/or shareholder servicing fees not charged to Class Y Shares. Likewise, the performance for Class S Shares will normally be lower than for Class Y Shares because Class S Shares are subject to shareholder servicing fees not charged to Class Y Shares.

**[Update & Add New Funds]
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                         Cumulative        Average Annual      Average Annual      Average Annual      Average Annual
                     Since Inception *   Since Inception *        One Year           Five Year            Ten Year
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                      Without      With   Without      With   Without      With   Without      With   Without      With
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
                        Sales Charge        Sales Charge        Sales Charge        Sales Charge        Sales Charge
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                            %         %         %         %         %         %         %         %         %         %
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Balanced Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             132.48    120.36     11.42     10.66      4.50     (1.01)    11.14      9.95        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B              94.16     94.16     11.43     11.43      3.59     (1.03)    10.30     10.03        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               3.44      2.39      2.05      1.43      3.65      1.66        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y             106.27        --     11.65        --      4.67        --     11.42        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Equity Income
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A**           159.29    145.77     13.01     12.24     11.11      5.29     15.07     13.84        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B             129.84    129.84     14.54     14.54     10.35      5.35     14.31     14.08        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               7.07      5.99      4.20      3.56     10.41      8.31        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y             143.59        --     13.26        --     11.46        --     15.45        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Equity Index
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             271.81    252.42     18.34     17.53     12.11      6.24     20.93     19.63        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B             220.30    220.30     20.91     20.91     11.25      6.25     20.04     19.85        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C              12.16     11.03      7.15      6.49     11.32      9.19        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y             238.82        --     18.56        --     12.38        --     21.23        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Large Cap
Growth Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A**           226.63    209.60     16.41     15.61     25.80     19.22     21.80     20.50        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B             245.47    245.47     22.41     22.41     24.84     19.84     20.88     20.69        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C              32.43     31.09     18.40     17.68     24.89     22.63        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y             265.41        --     16.58        --     26.13        --     22.10        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Large Cap
Value Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             402.29    376.10     13.20     13.02      0.92     (4.37)    14.06     12.84     15.19     14.57
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B             130.37    130.37     14.58     14.58      0.17     (4.27)    13.25     13.00        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               1.82      0.80      1.09      0.48      0.17     (1.71)       --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y             149.95        --     13.64        --      1.17        --     14.39        --     15.38        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Mid Cap Growth
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             654.54    614.53     21.34     20.71     76.44     61.23     23.57     22.25     24.24     23.57
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B              94.50     90.50     36.25     34.94     75.14     70.14        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C              80.45     78.58     42.61     41.72     75.10     72.34        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y             148.20        --     12.44        --     13.94        --      9.21        --     13.48        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Mid Cap Value
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             338.17    315.33     12.29     11.82     13.58      7.60      8.88      7.71     13.28     12.67
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B              73.48     73.48      9.40      9.40     12.85      7.85      8.11      7.87        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               6.89      5.81      4.09      3.45     12.81     10.69        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              88.10        --     12.44        --     13.94        --      9.21        --     13.48        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Small Cap
Growth Fund (1)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             507.36    475.70     14.24     13.79     62.07     53.56     23.35     22.03     19.96     19.32
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B              88.49     84.49     33.93     32.61     60.95     55.95        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C              73.55     71.77     39.31     38.45     61.06     58.44        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              92.75        --     14.28        --     62.58        --     23.47        --     20.03        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Small Cap Value
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             145.67    132.86     15.68     14.68     23.19     16.74     10.89      9.70        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B               7.97      4.29      2.73      1.48     22.31     17.31        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C              25.83     24.54     14.82     14.11     22.29     20.07        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y             149.04        --     15.94        --     23.56        --     11.30        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                         Cumulative        Average Annual      Average Annual      Average Annual      Average Annual
                     Since Inception *   Since Inception *        One Year           Five Year            Ten Year
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                      Without      With   Without      With   Without      With   Without      With   Without      With
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
                        Sales Charge        Sales Charge        Sales Charge        Sales Charge        Sales Charge
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                            %         %         %         %         %         %         %         %         %         %
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Emerging Markets
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             (14.73)   (19.18)    (2.28)    (3.04)    25.55     18.88      3.16      2.06        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B              15.13     11.13      6.77      5.03     24.55     19.55        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C             (15.06)   (16.75)   (15.06)   (16.75)       --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              17.74        --     (2.18)       --     25.88        --      3.30        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
International
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             127.18    115.31     13.48     12.55     24.63     18.03     17.14     15.88        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B             111.16    111.16     12.96     12.96     23.71     18.71     16.19     15.97        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C              34.54     33.24     19.53     18.84     23.74     21.48        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y             129.43        --     13.64        --     24.95        --     17.37        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Health Sciences
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A              56.59     48.43     10.11      8.85     61.89     53.33        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B              51.41     49.41      9.32      9.01     60.85     55.85        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C              36.17     33.79     36317     33.79        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              58.40        --     10.38        --     62.10        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Real Estate
Securities Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A              68.75     59.95     11.04      9.86     56.68     20.00     11.03      9.85        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B              62.19     60.19     10.17      9.89     25.81     20.81     10.16      9.88        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C              25.56     23.27     25.56     23.27        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              79.80        --     11.84        --     26.95        --     11.32        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Technology Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             791.08    744.63     40.03     38.88     80.11     70.64     36.80     35.33        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B             762.66    762.66     42.11     42.11     78.77     73.77     35.83     35.71        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C              (5.57)    (7.46)    (5.57)    (7.46)       --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y             803.93        --     40.34        --     80.71        --     37.19        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Corporate Bond
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A               5.17      0.74      5.17      0.74        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B               4.70     (0.30)     4.70     (0.30)       --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               4.54      2.51      4.54      2.51        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y               5.21        --      5.21        --        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Fixed Income
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             150.68    140.12      7.47      7.11      6.33      1.83      5.65      4.73      7.23      6.77
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B              40.69     40.69      5.73      5.73      5.70      0.70      4.90      4.58        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               2.69      1.70      1.61      1.02      5.60      3.52        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              45.55        --      7.58        --      6.49        --      5.91        --      7.37        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Intermediate Term
Income
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A              54.53     50.61      5.74      5.39      5.69      3.07      5.68      5.15        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              43.67        --      5.76        --      5.97        --      5.70        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Limited Term
Income Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A              48.57     44.81      5.21      4.86      6.30      3.67      5.65      5.13        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              42.15        --      5.22        --      6.29        --      5.67        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                         Cumulative        Average Annual      Average Annual      Average Annual      Average Annual
                     Since Inception *   Since Inception *        One Year           Five Year            Ten Year
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                      Without      With   Without      With   Without      With   Without      With   Without      With
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
                        Sales Charge        Sales Charge        Sales Charge        Sales Charge        Sales Charge
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                            %         %         %         %         %         %         %         %         %         %
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Strategic Income
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A               4.73      0.31      2.13      0.14      5.56      1.11        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B               3.16     (0.40)     1.43     (0.18)     4.83     (0.07)       --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               4.86      3.78      2.89      2.25      5.16      3.14        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y               5.38        --      2.42        --      5.94        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Arizona Tax Free
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A               8.21      5.47      8.21      5.47        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               7.88      5.81      7.88      5.81        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y               8.36        --      8.36        --        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
California
Intermediate Tax
Free Funds
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A              14.79     11.88      4.48      3.63      5.84      3.26        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              15.02        --      4.55        --      6.05        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
California Tax Free
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A              10.23      7.43     10.23      7.43        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               9.84      7.76      9.84      7.76        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              10.38        --     10.38        --        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Colorado
Intermediate
Tax Free Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A              39.90     36.35      5.30      4.89      4.40      1.83      4.45      3.92        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              39.66        --      5.28        --      4.51        --      4.41        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Colorado Tax Free
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A               7.70      4.97      7.70      4.97        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               7.52      5.45      7.52      5.45        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y               8.05        --      8.05        --        --        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Intermediate Tax
Free Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A              98.85     93.81      5.54      5.33      5.10      2.45      4.49      3.97      5.49      5.22
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              31.79        --      5.53        --      5.11        --      4.46        --      5.47        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Minnesota
Intermediate Tax
Free Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A              32.96     29.59      4.41      4.01      4.84      2.23      4.51      3.99        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              32.62        --      4.37        --      4.85        --      4.46        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Minnesota Tax
Free Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             121.51    115.90      6.72      6.50      4.75      2.17      5.25      4.71      6.81      6.54
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C               1.09      0.12      0.65      0.07      4.25      2.20        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              13.86        --      6.78        --      5.00        --      5.39        --      6.88        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Oregon Intermediate
Tax Free Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A               2.46     (0.08)     1.47     (0.05)     4.79      2.16        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y              12.32        --      3.76        --      4.78        --        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Tax Free Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A             120.66    115.07      6.69      6.46      4.75      2.14      5.08      4.56      6.73      6.46
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C              (0.14)    (1.10)    (0.09)    (0.67)     4.26      2.19        --        --        --        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y               5.10        --      6.73        --      5.00        --      5.19        --      6.78        --
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                         Cumulative        Average Annual      Average Annual      Average Annual      Average Annual
                     Since Inception *   Since Inception *        One Year           Five Year            Ten Year
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                      Without      With   Without      With   Without      With   Without      With   Without      With
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
                        Sales Charge        Sales Charge        Sales Charge        Sales Charge        Sales Charge
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                            %         %         %         %         %         %         %         %         %         %
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
High Yield Bond
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Nebraska Tax Free
Fund
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Mid Cap Index
Fund(2)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Small Cap Index
Fund(3)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Science &
Technology Fund(4)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Micro Cap Fund(5)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Small Cap Core
Fund(6)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Mid Cap Core
Fund(7)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Capital Growth
Fund(8)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Relative Value
Fund(9)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Large Cap Core
Fund(10)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Growth & Income
Fund(11)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Bond IMMDEX
Fund(12)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
U.S. Government
Securities Fund(13)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Missouri Tax Free
Fund(14)
-------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

--------------------------

* The following are the inceptions dates for the Funds. Balanced Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class C, February 1, 1999; Class Y, February 4, 1994; Equity Income Fund, Class A, December 18, 1992; Class B, August 15, 1994; Class C, February 1, 1999; Class Y, August 2, 1994; Equity Index Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class C, February 1, 1999; Class Y, February 4, 1994; Diversified Growth Fund (now known as Large Cap Growth Fund), Class A, December 18, 1992; Class B, August 15, 1994; Class C, February 1, 1999; Class Y, August 2, 1994; Stock Fund (now known as Large Cap Value Fund); Class B, August 15, 1994; Class C, February 1, 1999; Class Y, February 4, 1994; Mid Cap Growth Fund, Class A, July 31, 1998; Class B, July 31, 1998; Class C, February 1, 1999; Class Y, July 31, 1998; Special Equity Fund (now known as Mid Cap Value Fund); Class B, August 15, 1994; Class C, February 1, 1999; Class Y, February 4, 1994; Small Cap Growth Fund (Class A, B and Y), July 31, 1998; Class C, February 1, 1999; Small Cap Value Fund (Class A and Y), August 1, 1994; Class B, November 24, 1997; Class C, February 1, 1999; Emerging Markets Fund (Class A, B and Y), July 31, 1998; Class C, February 1, 1999; International Fund, Class A, April 7, 1994; Class B, August 15, 1994; Class C, February 1, 1999; Class Y, April 4, 1994; Health Sciences Fund, Class A, Class B and Class Y, January 31, 1996; Class C, February 1, 2000; Real Estate Securities Fund, Class A, September 29, 1995; Class B, September 29, 1995; Class C, February 1, 2000; Class Y, June 30, 1995; Technology Fund, Class A, April 4, 1994; Class B, August 15, 1994; Class C, February 1, 2000; Class Y, April 4, 1994; Corporate Bond Fund, Class A, Class B, Class C and Class Y, February 1, 2000; Fixed Income Fund, Class B, August 15, 1994; Class C, February 1, 1999; Class Y, February 4, 1994; Intermediate Term Income Fund, Class A, December 14, 1992; Class Y, February 4, 1994; Limited Term Income Fund, Class A, December 14, 1992; Class B, August 15, 1994 (closed January 31, 1995); Class Y, February 4, 1994; Strategic Income Fund (Class A, B and Y), July 20, 1998; Class C, February 1, 1999; Arizona Tax Free Fund, Class A, Class C and Class Y, February 1, 2000; California Intermediate Tax Free Fund, Class A and Y, August 8, 1997; California Tax Free Fund, Class A, Class C and Class Y, February 1, 2000; Colorado Intermediate Tax Free Fund, Class A and Class Y, April 4, 1994; Colorado Tax Free Fund, Class A, Class C and Class Y, February 1, 2000; Intermediate Tax Free Fund, Class A, December 22, 1987; Class Y, February 4, 1994; Minnesota Insured Intermediate Tax Free Fund (now known as Minnesota Intermediate Tax Free Fund), Class A, February 25, 1994; Class Y, February 28, 1994; Minnesota Tax Free Fund, Class A, July 11, 1988; Class C, February 1, 1999; Class Y, August 1, 1997; Oregon Intermediate Tax Free Fund, Class A, February 1, 1999; Class Y, August 8, 1997; Tax Free Fund, Class A, July 11, 1988; Class C, February 1, 1999; Class Y, August 3, 1998.

** Performance is presented for the period beginning March 25, 1994, the date U.S. Bank National Association became the Advisor. The per share income and capital changes for these Funds since inception can be found in the financial highlights section of the prospectus and annual report to shareholders. Total return figures from inception of these Funds are available upon request from the Funds' Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

(1) Reflects performance of Piper Small Company Growth Fund, which consummated a reorganization transaction with Small Cap Growth Fund on July 31, 1998. Piper Small Company Growth Fund is the financial reporting survivor. Effective September 12, 1996, shareholders of Piper Small Company Growth Fund approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change, the fund's investment policies were revised accordingly.

(2) Reflects performance of Firstar Mid Cap Index Fund which consummated a reorganization transaction with First American Mid Cap Index Fund on
         [        ] 2001. Firstar Mid Cap Index Fund is the financial reporting survivor.

(3) Reflects performance of Firstar Small Cap Index Fund which consummated a reorganization transaction with First American Small Cap Index Fund
         on [        ] 2001. Firstar Small Cap Index Fund is the financial
         reporting survivor.

(4) Reflects performance of Firstar Science & Technology Fund which consummated a reorganization transaction with First American Science &
         Technology Fund on [        ] 2001. Firstar Science & Technology Fund
         is the financial reporting survivor.

(5) Reflects performance of Firstar Micro Cap Fund which consummated a reorganization transaction with First American Micro Cap Fund on
         [        ] 2001. Firstar Micro Cap Fund is the financial reporting
         survivor.

(6) Reflects performance of Firstar Small Cap Core Fund which consummated a reorganization transaction with First American Small Cap Core Fund on
         [        ] 2001. Firstar Small Cap Core Fund is calculated based on shares outstanding as of October 31, 2000.

(7) Reflects performance of Firstar Mid Cap Core Fund which consummated a reorganization transaction with First American Mid Cap Core Fund on
         [        ] 2001. Firstar Mid Cap Core Fund is the financial reporting survivor.

(8) Reflects performance of Firstar Large Cap Growth Fund which consummated a reorganization transaction with First American Capital Growth Fund on
         [        ] 2001. Firstar Large Cap Growth Fund is the financial
         reporting survivor.

(9) Reflects performance of Firstar Relative Value Fund which consummated a reorganization transaction with First American Relative Value Fund on
         [        ] 2001. Firstar Relative Value Fund is the financial reporting survivor.

(10) Reflects performance of Firstar Large Cap Core Fund which consummated a reorganization transaction with First American Large Cap Core Fund on
         [        ] 2001. Firstar Large Cap Core Fund is the financial reporting survivor.

(11) Reflects performance of Firstar Growth & Income Fund which consummated a reorganization transaction with First American Growth & Income Fund
         on [        ] 2001. Firstar Growth & Income Fund is the financial
         reporting survivor.

(12) Reflects performance of Firstar Bond IMMDEX Fund which consummated a reorganization transaction with First American Bond IMMDEX Fund on
         [        ] 2001. Firstar Bond IMMDEX Fund is the financial reporting survivor.

(13) Reflects performance of Firstar U.S. Government Securities Fund which consummated a reorganization transaction with First American U.S.
         Government Securities Fund on [        ] 2001. Firstar U.S. Government
         Securities Fund is the financial reporting survivor.

(14) Reflects performance of Firstar Missouri Tax Exempt Bond Fund which consummated a reorganization transaction with First American Missouri
         Tax Free Fund on [        ] 2001. Firstar Missouri Tax Exempt Bond Fund
         is the financial reporting survivor.

         YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

              YIELD  =  2[(a-b + 1)6 - 1]
                           ---
                           cd

              Where:  a  =   dividends and interest earned during the period;
                      b  =   expenses accrued for the period (net of
                             reimbursements);
                      c  =   the average daily number of shares outstanding
                             during the period that were entitled to receive
                             dividends; and
                      d  =   the maximum offering price per share on the last
                             day of the period.

         Based upon the 30-day period ended March 31, 2001, the yields for the Class A, Class B, Class C and Class Y Shares of the Funds were as set forth below.

[UPDATE & ADD NEW FUNDS]

                                          CLASS A      CLASS B       CLASS Y        CLASS C
Balanced Fund                               2.67%         2.08%        3.07%          2.06%
Equity Income Fund                          1.39          0.74         1.71           0.73
Equity Index Fund                           0.55            --         0.83             --
Large Cap Growth Fund                         --            --           --             --
Large Cap Value Fund                        0.93          0.25         1.23           0.19
Mid Cap Growth Fund                           --            --           --             --
Mid Cap Value Fund                          0.63            --         0.90             --
Small Cap Growth Fund                         --            --           --             --
Small Cap Value Fund                          --            --         0.18             --
Emerging Markets Fund                         --            --           --             --
International Fund                            --            --           --              -
Health Sciences Fund                          --            --           --             --
Real Estate Securities Fund                 5.53          4.96         5.89           6.36
Technology Fund                               --            --           --             --
Fixed Income Fund                           5.67          5.35         6.35           4.35
Intermediate Term Income Fund               5.91             *         6.22              *
Corporate Bond Fund                         7.67          7.25         8.27           7.19
Limited Term Income Fund                    6.53             *         6.88              *
Strategic Income Fund                       8.00          7.63         8.62           7.79
Arizona Tax Free Fund                       5.32             *         5.72           4.97
California Intermediate Tax Free Fund       3.79             *         3.89              *
California Tax Free Fund                    4.94             *         5.32           4.65
Colorado Intermediate Tax Free Fund         4.21             *         4.31              *
Colorado Tax Free Fund                      5.24             *         5.63           4.86
Intermediate Tax Free Fund                  4.30             *         4.41              *
Minnesota Intermediate Tax Free Fund        4.10             *         4.21              *
Minnesota Tax Free Fund                     4.64             *         5.02           4.34
Oregon Intermediate Tax Free Fund           4.15             *         4.26              *
Tax Free Fund                               4.93             *         5.31           4.61
Nebraska Tax Free Fund
High Yield Bond Fund                           *             *            *              *
Mid Cap Index Fund(1)
Small Cap Index Fund(2)
Science & Technology Fund(3)
Micro Cap Fund(4)
Small Cap Core Fund(5)
Mid Cap Core Fund(6)
Capital Growth Fund(7)
Relative Value Fund(8)
Large Cap Core Fund(9)
Growth & Income Fund(10)
Bond IMMDEX Fund(11)
U.S. Government Securities Fund(12)
Missouri Tax Free Fund(13)

-----------------------------

(1)      *        Not in operation during the fiscal period ended March 31,
                  2000.

(1) Reflects performance of Firstar Mid Cap Index Fund which consummated a reorganization transaction with First American Mid Cap Index Fund on
         [       ] 2001. Firstar Mid Cap Index Fund is the financial reporting survivor.

(2) Reflects performance of Firstar Small Cap Index Fund which consummated a reorganization transaction with First American Small Cap Index Fund
         on [       ] 2001. Firstar Small Cap Index Fund is the financial
         reporting survivor.

(3) Reflects performance of Firstar Science & Technology Fund which consummated a reorganization transaction with First American Science &
         Technology Fund on [       ] 2001. Firstar Science & Technology Fund is
         the financial reporting survivor.

(4) Reflects performance of Firstar Micro Cap Fund which consummated a reorganization transaction with First American Micro Cap Fund on
         [       ] 2001. Firstar Micro Cap Fund is the financial reporting
         survivor.

(5) Reflects performance of Firstar Small Cap Core Fund which consummated a reorganization transaction with First American Small Cap Core Fund on
         [       ] 2001. Firstar Small Cap Core Fund is calculated based on shares outstanding as of October 31, 2000.

(6) Reflects performance of Firstar Mid Cap Core Fund which consummated a reorganization transaction with First American Mid Cap Core Fund on
         [       ] 2001. Firstar Mid Cap Core Fund is the financial reporting survivor.

(7) Reflects performance of Firstar Large Cap Growth Fund which consummated a reorganization transaction with First American Capital Growth Fund on
         [       ] 2001. Firstar Large Cap Growth Fund is the financial
         reporting survivor.

(8) Reflects performance of Firstar Relative Value Fund which consummated a reorganization transaction with First American Relative Value Fund on
         [       ] 2001. Firstar Relative Value Fund is the financial reporting survivor.

(9) Reflects performance of Firstar Large Cap Core Fund which consummated a reorganization transaction with First American Large Cap Core Fund on
         [       ] 2001. Firstar Large Cap Core Fund is the financial reporting survivor.

(10) Reflects performance of Firstar Growth & Income Fund which consummated a reorganization transaction with First American Growth & Income Fund
         on [       ] 2001. Firstar Growth & Income Fund is the financial
         reporting survivor.

(11) Reflects performance of Firstar Bond IMMDEX Fund which consummated a reorganization transaction with First American Bond IMMDEX Fund on
         [       ] 2001. Firstar Bond IMMDEX Fund is the financial reporting survivor.

(12) Reflects performance of Firstar U.S. Government Securities Fund which consummated a reorganization transaction with First American U.S.
         Government Securities Fund on [       ] 2001. Firstar U.S. Government
         Securities Fund is the financial reporting survivor.

(13) Reflects performance of Firstar Missouri Tax Exempt Bond Fund which consummated a reorganization transaction with First American Missouri
         Tax Free Fund on [       ] 2001. Firstar Missouri Tax Exempt Bond Fund
         is the financial reporting survivor.

         TAX-EXEMPT VS. TAXABLE INCOME. The tables below show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; (ii) exempt from both federal and Arizona income taxes; (iii) exempt from both federal and California income taxes; (iv) exempt from both federal and Colorado income taxes; (v) exempt from both federal and Minnesota income taxes; and (vi) exempt from both federal and Oregon income taxes, under selected income tax brackets scheduled to be in effect in 2001. The 31.6%, 34.5%, 39.2% and 42.7% combined federal/Arizona rates assume that the investor is subject to a 5.04 % Arizona income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 34.7%, 37.4%, 42.0% and 45.2% combined federal/California rates assume that the investor is subject to a 9.3% marginal California income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 31.4%, 34.2%, 39.0% and 42.4% combined federal/Colorado rates assume that the investor is subject to a 4.63% Colorado income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 33.7%, 36.4%, 41.0%, and
44.3% combined federal/Minnesota rates assume that the investor is subject to an 7.85% marginal Minnesota income tax rate and a marginal federal income tax rate of 28%. 31%, 36% and 39.6%, respectively. The 34.5%, 37.2%, 41.8% and 45.0%
combined federal/Oregon rates assume that the investor is subject to a 9% marginal Oregon income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The combined rates reflect the deductibility of state income taxes for purposes of calculating federal taxable income but do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers. The tables are based upon yields that are derived solely from tax-exempt income. To the extent that a Fund's yield is derived from taxable income, the Fund's tax equivalent yield will be less than set forth in the tables. The tax-free yields used in these tables should not be considered as representations of any particular rates of return and are for purposes of illustration only.

                              TAX-EQUIVALENT YIELDS

              FEDERAL TAX BRACKETS               COMBINED FEDERAL AND          COMBINED FEDERAL AND
                                                 ARIZONA TAX BRACKETS         CALIFORNIA TAX BRACKETS
 Tax-Free      28%    31%     36%   39.6%    31.6%  34.5%   39.2%   42.7%  34.7%   37.4%    42.0%  45.2%
  Yields
    3.0%     4.17%  4.35%   4.69%   4.97%     4.4%   4.6%    4.9%    5.2%  4.59%   4.79%    5.17%  5.47%
    3.5      4.86   5.07    5.47    5.79      5.1    5.3     5.8     6.1   5.37    5.59     6.03   6.39
    4.0      5.56   5.80    6.25    6.62      5.8    6.1     6.6     7.0   6.13    6.39     6.90   7.30
    4.5      6.25   6.52    7.03    7.45      6.6    6.9     7.4     7.9   6.89    7.19     7.76   8.21
    5.0      6.94   7.25    7.81    8.28      7.3    7.6     8.2     8.7   7.66    7.99     8.62   9.12
    5.5      7.64   7.97    8.59    9.11      8.0    8.4     9.0     9.6   8.42    8.79     9.48  10.04
    6.0      8.33   8.70    9.38    9.93      8.8    9.2     9.9    10.5   9.19    9.58    10.34  10.95
    6.5      9.03   9.42   10.16   10.76      9.5    9.9    10.7    11.3   9.95   10.38    11.21  11.86

                COMBINED FEDERAL AND              COMBINED FEDERAL AND          COMBINED FEDERAL AND
                COLORADO TAX BRACKETS            MINNESOTA TAX BRACKETS         OREGON TAX BRACKETS
  Tax-Free   31.4%  34.2%    39.0%   42.4%    33.7%  36.4%   41.0%   44.3%  34.5%   37.2%    41.8%  45.0%
   Yields
    3.0%      4.4%   4.6%     4.9%    5.2%     4.5%   4.7%    5.1%    5.4%  4.58%   4.78%    5.15%  5.45%
    3.5       5.1    5.3      5.7     6.1      5.3    5.5     5.9     6.3   5.34    5.57     6.01   6.36
    4.0       5.8    6.1      6.6     6.9      6.0    6.3     6.8     7.2   6.11    6.37     6.87   7.27
    4.5        .6    6.8      7.4     7.8      6.8    7.1     7.6     8.1   6.87    7.17     7.73   8.18
    5.0       7.3    7.6      8.2     8.7      7.5    7.9     8.5     9.0   7.63    7.96     8.59   9.09
    5.5       8.0    8.4      9.0     9.5      8.3    8.6     9.3     9.9   8.40    8.76     9.45  10.00
    6.0       8.7    9.1      9.8    10.4      9.0    9.4    10.2    10.8   9.16    9.55    10.31  10.91
    6.5       9.5    9.9     10.7    11.3      9.8   10.2    11.0    11.7   9.92   10.35    11.17  11.82

                COMBINED FEDERAL AND              COMBINED FEDERAL AND
               MISSOURI TAX BRACKETS              NEBRASKA TAX BRACKETS
  Tax-Free
   Yields

    3.0%
    3.5
    4.0
    4.5
    5.0
    5.5
    6.0
    6.5

TAX-EQUIVALENT YIELD FOR TAX FREE FUNDS. Tax-equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket. The tax-equivalent yield for each tax-free Fund named below is computed by dividing that portion of such Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting number to that portion, if any, of such Fund's yield that is not tax exempt. The combined federal/state income tax rates take into account the deductibility of state income taxes in calculating federal tax rates. Based upon the maximum federal income tax rate of 39.6% and the combined maximum federal/state tax rates of 42.7% for Arizona, 45.2% for California, 42.4% for Colorado, 44.3% for Minnesota and 45.0% for Oregon, the tax equivalent yields for the Tax Free Funds named below for the 30-day period ended March 31, 2001, computed as described above, were as follows:

[UPDATE & ADD NEW FUNDS]

                                             CLASS A        CLASS C        CLASS Y
Arizona Tax Free Fund                           9.29           8.67           9.98
California Intermediate Tax Free Fund           6.92              *           7.10
California Tax Free Fund                        9.01           8.49           9.71
Colorado Intermediate Tax Free Fund             7.31              *           7.48
Colorado Tax Free Fund                          9.10           8.44           9.77
Intermediate Tax Free Fund                      7.12              *           7.30
Minnesota Intermediate Tax Free Fund            7.36              *           7.56
Minnesota Tax Free Fund                         8.33           7.79           9.01
Oregon Intermediate Tax Free Fund               7.55              *           7.75
Tax Free Fund                                   8.16           7.63           8.79
Nebraska Tax Free Fund
Missouri Tax Free Fund(1)

--------------------------------------

*        Not in operation during the fiscal period ended March 31, 2001.

(1) Reflects performance of Firstar Missouri Tax Exempt Bond Fund which consummated a reorganization transaction with First American Missouri
         Tax Free Fund on [      ] 2001. Firstar Missouri Tax Exempt Bond Fund
         is the financial reporting survivor.

         CERTAIN PERFORMANCE COMPARISONS. In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper or such other database services.

         HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one-year period ended March 31, 2001, the historical distribution rates of the Class A, Class B, Class C and Class Y Shares of the Funds were as set forth below.

[UPDATE & ADD NEW FUNDS]

                                            CLASS A           CLASS B          CLASS C           CLASS Y
Balanced Fund                                  2.73              2.16             2.12              3.12
Equity Income Fund                             1.62              1.09             1.09              1.93
Equity Index Fund                              0.57              0.05             0.05              0.84
Large Cap Growth Fund                            --                --               --                --
Large Cap Value Fund                           0.79              0.27             0.31              1.09
Mid Cap Growth Fund                              --                --               --                --
Mid Cap Value Fund                             0.51              0.12             0.15              0.74
Small Cap Growth Fund                            --                --               --                --
Small Cap Value Fund                             --                --               --              0.01
Emerging Markets Fund                            --                --               --                --
International Fund                               --                --               --                --
Health Sciences Fund                             --                --               --              0.01
Real Estate Securities Fund                    6.02              5.69             4.47              6.57
Technology Fund                                  --                --               --                --
Corporate Bond Fund                            4.49              4.35             4.26              4.83
Fixed Income Fund                              5.43              4398             5.03              5.90
Intermediate Term Income Fund                  5.43                 *                *              5.72
Limited Term Income Fund                       5.43                 *                *              5.65
Strategic Income Fund                          7.17              6.79             7.04              7.74
Arizona Tax Free Fund                          3.35                 *             3.19              3.57
California Intermediate Tax Free Fund          4.19                 *                *              4.29
California Tax Free Fund                       3.18                 *             2.98              3.40
Colorado Intermediate Tax Free Fund            4.54                 *                *              4.66
Colorado Tax Free Fund                         3.26                 *             3.15              3.48
Intermediate Tax Free Fund                     4.51                 *                *              4.64
Minnesota Intermediate Tax Free Fund           4.45                 *                *              4.59
Minnesota Tax Free Fund                        5.02                 *             4.73              5.39
Oregon Intermediate Tax Free Fund              4.29                 *                *              4.40
Tax Free Fund                                  4.92                 *             4.63              5.28
Nebraska Tax Free Fund
High Yield Bond Fund                              *                 *                *                 *
Mid Cap Index Fund(1)
Small Cap Index Fund(2)
Science & Technology Fund(3)
Micro Cap Fund(4)
Small Cap Core Fund(5)
Mid Cap Core Fund(6)
Capital Growth Fund(7)
Relative Value Fund(8)
Large Cap Core Fund(9)
Growth & Income Fund(10)
Bond IMMDEX Fund(11)
U.S. Government Securities Fund(12)
Missouri Tax Free Fund(13)

--------------------------

*        Not in operation during the fiscal year ended March 31, 2001.

(1) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Mid Cap Index Fund which consummated a reorganization transaction with First American Mid Cap
         Index Fund on [        ] 2001. Firstar Mid Cap Index Fund is the
         financial reporting survivor.

(2) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Small Cap Index Fund which consummated a reorganization transaction with First American Small Cap
         Index Fund on [        ] 2001. Firstar Small Cap Index Fund is the
         financial reporting survivor.

(3) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Science & Technology Fund which consummated a reorganization transaction with First American
         Science & Technology Fund on [        ] 2001. Firstar Science &
         Technology Fund is the financial reporting survivor.

(4) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Micro Cap Fund which consummated a reorganization transaction with First American Micro Cap
         Fund on [        ] 2001. Firstar Micro Cap Fund is the financial
         reporting survivor.

(5) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Small Cap Core Fund which consummated a reorganization transaction with First American Small Cap
         Core Fund on [        ] 2001. Firstar Small Cap Core Fund is calculated
         based on shares outstanding as of October 31, 2000.

(6) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Mid Cap Core Fund which consummated a reorganization transaction with First American Mid Cap
         Core Fund on [        ] 2001. Firstar Mid Cap Core Fund is the
         financial reporting survivor.

(7) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Large Cap Growth Fund which consummated a reorganization transaction with First American Capital
         Growth Fund on [        ] 2001. Firstar Large Cap Growth Fund is the
         financial reporting survivor.

(8) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Relative Value Fund which consummated a reorganization transaction with First American Relative
         Value Fund on [        ] 2001. Firstar Relative Value Fund is the
         financial reporting survivor.

(9) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Large Cap Core Fund which consummated a reorganization transaction with First American Large Cap
         Core Fund on [        ] 2001. Firstar Large Cap Core Fund is the
         financial reporting survivor.

(10) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Growth & Income Fund which consummated a reorganization transaction with First American Growth &
         Income Fund on [        ] 2001. Firstar Growth & Income Fund is the
         financial reporting survivor.

(11) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Bond IMMDEX Fund which consummated a reorganization transaction with First American Bond
         IMMDEX Fund on [        ] 2001. Firstar Bond IMMDEX Fund is the
         financial reporting survivor.

(12) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar U.S. Government Securities Fund which consummated a reorganization transaction with First American
         U.S. Government Securities Fund on [        ] 2001. Firstar U.S.
         Government Securities Fund is the financial reporting survivor.

(13) Reflects the historical annualized distribution rate for the one-year period ended October 31, 2000 of Firstar Missouri Tax Exempt Bond Fund which consummated a reorganization transaction with First American
         Missouri Tax Free Fund on [        ] 2001. Firstar Missouri Tax Exempt
         Bond Fund is the financial reporting survivor.

         ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of an Equity Fund) by the number of days in that month (or three-month period, in the case of an Equity
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for the one or three-month period (as appropriate) ended March 31, 2001, for the Funds were as set forth below.

[UPDATE & ADD NEW FUNDS]

                                            CLASS A           CLASS B          CLASS C           CLASS Y
Balanced Fund                                  2.47              1.90             1.94              2.85
Equity Income Fund                             0.43                --               --              0.69
Equity Index Fund                              0.55                --               --              0.83
Large Cap Growth Fund                            --                --               --                --
Large Cap Value Fund                           0.64                --             0.06              0.92
Mid Cap Growth Fund                              --                --               --                --
Mid Cap Value Fund                             0.99              0.37             0.38              1.28
Small Cap Growth Fund                            --                --               --                --
Small Cap Value Fund                             --                --               --                --
Emerging Markets Fund                            --                --               --                --
International Fund                               --                --               --                --
Health Sciences Fund                             --                --               --                --
Real Estate Securities Fund                    5.31              4.85             5.39              5.84
Technology Fund                                  --                --               --                --
Corporate Bond Fund                            6.93              6.54             6.52              7.48
Fixed Income Fund                              5.47              5.02             4.99              5.95
Intermediate Term Income Fund                  5.59                 *                *              5.90
Limited Term Income Fund                       6.12                 *                *              6.42
Strategic Income Fund                          7.50              7.17             7.38              8.07
Arizona Tax Free Fund                          7.50              7.17             7.38              8.07
California Intermediate Tax Free Fund          4.91                 *             4.62              5.28
California Tax Free Fund                       4.72                 *             4.39              5.07
Colorado Intermediate Tax Free Fund            4.78                 *                *              4.91
Colorado Tax Free Fund                         4.82                 *             4.60              5.18
Intermediate Tax Free Fund                     4.58                 *                *              4.70
Minnesota Intermediate Tax Free Fund           4.54                 *                *              4.67
Minnesota Tax Free Fund                        5.05                 *             4.79              5.42
Oregon Intermediate Tax Free Fund              4.32                 *                *              4.44
Tax Free Fund                                  5.01                 *             4.71              5.38
Nebraska Tax Free Fund
High Yield Bond Fund                              *                 *                *                 *
Mid Cap Index Fund(1)
Small Cap Index Fund(2)
Science & Technology Fund(3)
Micro Cap Fund(4)
Small Cap Core Fund(5)
Mid Cap Core Fund(6)
Capital Growth Fund(7)
Relative Value Fund(8)
Large Cap Core Fund(9)
Growth & Income Fund(10)
Bond IMMDEX Fund(11)
U.S. Government Securities Fund(12)
Missouri Tax Free Fund(13)

--------------------------

*        Not in operation during the fiscal year ended March 31, 2001.

(1) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Mid Cap Index Fund which consummated a reorganization transaction with
         First American Mid Cap Index Fund on [        ] 2001. Firstar Mid Cap
         Index Fund is the financial reporting survivor.

(2) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Small Cap Index Fund which consummated a reorganization transaction
         with First American Small Cap Index Fund on [        ] 2001. Firstar
         Small Cap Index Fund is the financial reporting survivor.

(3) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Science & Technology Fund which consummated a reorganization
         transaction with First American Science & Technology Fund on [        ]
         2001. Firstar Science & Technology Fund is the financial reporting survivor.

(4) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Micro Cap Fund which consummated a reorganization transaction with
         First American Micro Cap Fund on [        ] 2001. Firstar Micro Cap
         Fund is the financial reporting survivor.

(5) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Small Cap Core Fund which consummated a reorganization transaction with
         First American Small Cap Core Fund on [        ] 2001. Firstar Small
         Cap Core Fund is calculated based on shares outstanding as of October 31, 2000.

(6) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Mid Cap Core Fund which consummated a reorganization transaction with
         First American Mid Cap Core Fund on [        ] 2001. Firstar Mid Cap
         Core Fund is the financial reporting survivor.

(7) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Large Cap Growth Fund which consummated a reorganization transaction
         with First American Capital Growth Fund on [        ] 2001. Firstar
         Large Cap Growth Fund is the financial reporting survivor.

(8) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Relative Value Fund which consummated a reorganization transaction with
         First American Relative Value Fund on [        ] 2001. Firstar Relative
         Value Fund is the financial reporting survivor.

(9) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Large Cap Core Fund which consummated a reorganization transaction with
         First American Large Cap Core Fund on [        ] 2001. Firstar Large
         Cap Core Fund is the financial reporting survivor.

(10) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Growth & Income Fund which consummated a reorganization transaction
         with First American Growth & Income Fund on [        ] 2001. Firstar
         Growth & Income Fund is the financial reporting survivor.

(11) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Bond IMMDEX Fund which consummated a reorganization transaction with
         First American Bond IMMDEX Fund on [        ] 2001. Firstar Bond IMMDEX
         Fund is the financial reporting survivor.

(12) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar U.S. Government Securities Fund which consummated a reorganization transaction with First American U.S. Government Securities Fund on
         [        ] 2001. Firstar U.S. Government Securities Fund is the
         financial reporting survivor.

(13) Reflects the annualized current distribution rate for the one or three-month period (as appropriate) ended October 31, 2000 of Firstar Missouri Tax Exempt Bond Fund which consummated a reorganization
         transaction with First American Missouri Tax Free Fund on [        ]
         2001. Firstar Missouri Tax Exempt Bond Fund is the financial reporting survivor.

         TAX EQUIVALENT DISTRIBUTION RATES. The tax equivalent distribution rate for the Tax Free Funds is computed by dividing that portion of such a Fund's annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Based upon the maximum federal or combined federal/state income tax rates set forth above under "-- Tax Exempt vs. Taxable Income," the annualized current distribution rates for the month ended March 31, 2001, for each class of the Tax Free Funds were as set forth below.

[UPDATE & ADD NEW FUNDS]

                                             CLASS A        CLASS C        CLASS Y
Arizona Tax Free Fund                           8.57           8.06           9.21
California Intermediate Tax Free Fund           7.88              *           8.07
California Tax Free Fund                        8.61           8.01           9.25
Colorado Intermediate Tax Free Fund             8.30              *           8.52
Colorado Tax Free Fund                          8.37           7.99           8.99
Intermediate Tax Free Fund                      7.58              *           7.78
Minnesota Intermediate Tax Free Fund            8.15              *           8.38
Minnesota Tax Free Fund                         9.07           8.60           9.73
Oregon Intermediate Tax Free Fund               7.85              *           8.07
Tax Free Fund                                   8.29           7.80           8.91
Nebraska Tax Free Fund
Missouri Tax Free Fund(1)

---------------------------

Not in operation during the fiscal year ended March 31, 2001.

(1) Reflects the tax equivalent distribution rate for the month ended October 31, 2000 for Firstar Missouri Tax Exempt Bond Fund which consummated a reorganization transaction with First American Missouri
         Tax Free Fund on [        ] 2001. Firstar Missouri Tax Exempt Bond Fund
         is the financial reporting survivor.

                                    TAXATION

         Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

         If one of the Tax Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

         Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investments companies.

         It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

         For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes of (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

         With respect to the Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. ss. 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable under this Minnesota statutory provision.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

         The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

         QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

         For each Fund, the sales charge discount will be determined by adding
(i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A shares of any other First American fund (other than a money market fund) that you are concurrently purchasing, plus (iii) the higher of the current net asset value or the original purchase price of Class A shares of the Fund or any other First American fund (other than a money market fund) that your already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

         LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A shares in the Funds and other First American funds (other than money market funds), over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

         The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

         A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

SALES OF CLASS A SHARES AT NET ASSET VALUE

         Purchases of a Fund's Class A Shares by the Advisor, any Sub-Advisor, any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks. In addition, purchases of Class A Shares for an investor's medical savings account for which U.S. Bank or an affiliate serves in a custodian capacity may be made at net asset value without a sales charge. No commission is paid in connection with net asset value purchases of Class A Shares made pursuant to this paragraph.

         Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and Profit sharing and Pension plans, which have 200 or more eligible participants. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds (except Equity Index Fund) equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

         If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

         A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

         Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning Investor Services
at [         ]. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to $50,000 per day.

         In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrators nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrators and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrators examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrators subsequently send confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrators and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

         Any shareholder may redeem Fund shares by sending a written request to the Administrators, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

         Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

         * a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

         * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

         * a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

         * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

         The Funds do not accept signatures guaranteed by a notary public.

         The Funds and the Administrators have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Administrators reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

         When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrators are reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.


                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Securities rated SD or D are in selective default or default, respectively. Such a rating is assigned when an obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over he future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality, (2) designate securities which can be bought for possible upgrading in quality, and (3) afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S. Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

         STANDARD & POOR'S

         SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         SP-2: Satisfactory capacity to pay principal and interest.

         SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

         MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

         MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.


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


         MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1: Superior capacity for repayment.

         PRIME-2: Strong capacity for repayment.

         PRIME-3: Acceptable capacity for repayment.

None of the Funds will purchase Prime-3 commercial paper.


                              FINANCIAL STATEMENTS

         The financial statements of FAIF included in its annual report to shareholders dated September 30, 2000 and its semi-annual report to shareholders dated March 31, 2001 are incorporated herein by reference.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS

         (a)(1) Amended and Restated Articles of Incorporation, as amended through April 2, 1998 (Incorporated by reference to Exhibit
                  (1) to Post-Effective Amendment No. 36, Filed on April 15, 1998 (File Nos. 33-16905, 811-05309)).

*        (a)(2)   Articles Supplementary, designating new series and new share classes.

*        (b)      Bylaws, as amended through June 1, 2001.

         (c)      Not applicable.

         (d)(1) Investment Advisory Agreement dated April 2, 1991, between the Registrant and First Bank National Association, as amended and supplemented through August 1994, and assigned to U.S. Bancorp Piper Jaffray Asset Management, Inc. on May 2, 2001 (Incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905, 811-05309)).

*        (d)(2)   Exhibit A to Investment Advisory Agreement (series and
                  advisory fees)

         (d)(3) Supplement to Advisory Agreement Relating to International Fund dated December 31, 1993 (Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

         (d)(4) Supplement to Advisory Agreement Relating to Emerging Markets Fund dated July 23, 1998 (Incorporated by reference to Exhibit
                  (d)(4) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

         (d)(5) Supplement to Advisory Agreement Relating to Strategic Income Fund dated July 24, 1998 (Incorporated by reference to Exhibit
                  (d)(5) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

*        (d)(6)   Sub-Advisory Agreement dated July 1, 2001, between U.S.
                  Bancorp Piper Jaffray Asset Management, Inc. and Clay Finlay
                  Inc. with respect to International Fund.

         (d)(7) Sub-Advisory Agreement dated July 23, 1998, between U.S. Bank National Association, as assigned to U.S. Bancorp Piper Jaffray Asset Management, Inc. on May 2, 2001, and Marvin & Palmer Associates, Inc., with respect to Emerging Markets Fund (Incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 39, Filed on July 31, 1998 (File Nos. 33-16905, 811-05309)).

         (d)(8) Sub-Advisory Agreement dated July 24, 1998, between U.S. Bank National Association, as assigned to U.S. Bancorp Piper Jaffray Asset Management, Inc. on May 2, 2001, and Federated Global Investment Management Corp., with respect to Strategic Income Fund (Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 39, Filed on July 31, 1998 (File Nos. 33-16905, 811-05309)).

*        (e)(1)   Form of Distribution Agreement [Class A and Class Y Shares,]
                  between the Registrant and Quasar Distributors, LLC.

*        (e)(2)   Form of Distribution and Service Agreement [Class B] between the Registrant and Quasar Distributors, LLC.

*        (e)(3)   Form of Distribution and Service Agreement [Class C] between the Registrant and Quasar Distributors, LLC.

*        (e)(4)   Form of Shareholder Service Plan and Agreement [Class S]
                  between Registrant and Quasar Distributors, LLC.

**       (e)(5)   Form of Quasar Distributors, LLC, Dealer Agreement.

         (f) Deferred Compensation Plan for Directors Trust Agreement dated January 1, 2000 (Incorporated by reference to Exhibit (f) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

         (g)(1) Custodian Agreement dated September 20, 1993, between the Registrant and First Trust National Association, as supplemented through August 1994 (Incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 18 (File Nos. 33-16905, 811-05309)).

         (g)(2) Supplement dated March 15, 1994, to Custodian Agreement dated September 20, 1993 (File Nos. 33-16905, 811-05309).

         (g)(3) Further Supplement dated November 21, 1997, with respect to International Index Fund, and July 23, 1998, with respect to Strategic Income Fund and Emerging Markets Fund, to Custodian Agreement dated September 20, 1993 (Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 39, Filed on July 31, 1998 (File Nos. 33-16905, 811-05309)).

*        (g)(4)   Form of Compensation Agreement pursuant to Custodian Agreement dated September 20, 1993, as amended.

         (g)(5) Assignment of Custodian Agreements and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998 (Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 41, Filed on December 2, 1998 (File Nos. 33-16905, 811-05309)).

         (g)(6) Further Supplement to Custodian Agreement dated December 8, 1999 (Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 44, Filed on January 28, 2000 (File Nos. 33-16905, 811-05309)).

*        (h)(1)   Form of Co-Administration Agreement dated by and between U.S.
                  Bancorp Piper Jaffray Asset Management, Firstar Mutual Fund
                  Services, and First American Investment Funds, Inc.

         (i)(1) Opinion and Consent of Dorsey & Whitney (Incorporated by reference to Exhibit (10)(a) to Post-Effective Amendment No. 15 (File Nos. 33-16905, 811-05309)).

         (i)(2) Opinion and Consent of Dorsey & Whitney, LLP with respect to Strategic Income Fund, Class HH, dated July 24, 1998 (Incorporated by reference to Exhibit (10)(c) to Post-Effective Amendment No. 38, Filed on July 24, 1998 (File Nos. 33-16905, 811-05309)).

         (i)(3) Opinion and Consent of Dorsey & Whitney, LLP with respect to Adjustable Rate Mortgage Securities Fund (Class CC), Tax Free Fund (Class DD), Minnesota Tax Free Fund (Class EE), Mid Cap Growth Fund (Class FF) and Emerging Markets Fund (Class GG), dated July 31, 1998 (Incorporated by reference to Exhibit 10(d) to Post-Effective Amendment No. 39, Filed on July 31, 1998 (File Nos. 33-16905, 811-05309)).

         (i)(4) Opinion and Consent of Dorsey & Whitney, LLP with respect to Arizona Tax Free Fund (II), California Tax Free Fund (JJ), Colorado Tax Free Fund (KK) and Corporate Bond Fund (LL) (Incorporated by reference to Exhibit (I)(5) to Post-Effective Amendment No. 44, Filed on January 28, 2000 (File Nos. 33-16905, 811-05309)).

         (i)(5) Opinion and Consent of Dorsey & Whitney, LLP with respect to Nebraska Tax Free Fund and High Yield Bond Fund (Incorporated by reference to Exhibit ( )( ) to Post-Effective Amendment No. 47, Filed on January 18, 2001 (File Nos. 33-16905, 811-05309)).

**       (i)(6)   Opinion and Consent of Dorsey & Whitney, LLP with respect to new shell funds and share classes.

         (j)(1) Opinion and Consent of Dorsey & Whitney, dated November 25, 1991 (Incorporated by reference to Exhibit (11)(b) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905, 811-05309)).

**       (j)(2)   Consent of Ernst & Young LLP.

         (j)(3) Consent of KPMG Peat Marwick LLP (Incorporated by reference to Exhibit (j)(3) to Post-Effective Amendment No. 44 on January 28, 2000 (File No. 33-16905, 811-0530).

**       (j)(4)   Consent of PriceWaterhouseCoopers LP.

         (k)      Not applicable.

         (l)      Not applicable.

         (m)(1) Distribution Plan [Class A], Retail Class (Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

         (m)(2) Distribution Plan [Class B] Contingent Deferred Sales Change Class. (Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905, 811-05309)).

         (m)(3)   Service Plan [Class B] (Incorporated by reference to Exhibit
                  (15)(c) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905, 811-05309)).

         (m)(4) Distribution Plan [Class C] Level-Load Class (Incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 42, Filed on February 1, 1999 (File Nos. 33-16905, 811-05309)).

         (m)(5)   Service Plan [Class C] (Incorporated by reference to Exhibit
                  (m)(5) to Post-Effective Amendment No. 42, Filed on February 1, 1999 (File Nos. 33-16905, 811-05309)).

*        (n)(1)   Form of Multiple Class Plan Pursuant to Rule 18f-3, dated June
                  1, 2001.

         (o)      Reserved.

         (p)(1) First American Funds Code of Ethics (Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

**       (p)(2)   U.S. Bancorp Piper Jaffray Asset Management, Inc. Code of
                  Ethics.

         (p)(3) Marvin & Palmer Associates, Inc. Code of Ethics (Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

**       (p)(4)   Clay Finlay Inc. Code of Ethics.

         (p)(5) Federated Investors, Inc. Code of Ethics, as amended (Incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

**       (p)(6)   Quasar Distributors, LLC Code of Ethics.

     *   Filed herewith.
     **  To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         Not applicable.

ITEM 25. INDEMNIFICATION

         The first four paragraphs of Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, dated November 27, 1987, are incorporated herein by reference.

         On February 18, 1988 the indemnification provisions of the Maryland General Corporation Law (the "Law") were amended to permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

         The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980).

         Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

         The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment adviser, U.S. Bank National Association (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years. This information is as of July 1, 2001.

Thomas S. Schreier, Jr.
Born: 1962
Education: B.A., Economics and German, University of Notre Dame, South Bend, IN
(1984); M.B.A., Harvard Graduate School of Business, Cambridge, MA (1988) Business Background: CEO, President and Director, USBPJAM, Minneapolis, MN (March 2001 to present); President, FAIF, FAF, FASF, FAIP, Minneapolis, MN (February 2001 to present); CEO, FAAM, Minneapolis, MN (January 2001 to present); CEO and President, FIRMCO, Minneapolis, MN (March 2001 to May 2001); Senior Managing Director, Equity Research, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (October 1998 to December 2000); Director - Equity Research and Senior Airline Equity Analyst, Credit Suisse First Boston (August 1996 to October 1998); Vice President, Finance, Northwest Airlines (July 1988 to August
1996).

Mark S. Jordahl
Born: 1960
Education: B.A., Political Science and English, Moorhead, Minnesota, Moorhead, MN; M.B.A, University of Minnesota, Minneapolis, MN
Business Background: Chief Investment Officer and Director, USBPJAM, Minneapolis, MN (July 2001 to present); Vice President, FAIF, FAF, FASF and FAIP, Minneapolis, MN (____________ to present); President and Chief Investment Officer, ING Investment Management - Americas (September 2000 to present); Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. (January 1998 to September 2000); Executive Vice President and Managing Director, Washington Square Advisers (January 1996 to December 1997); Senior Vice President, Private Placements, Washington Square Capital, Inc. (January 1992 to January 1996).

Kenneth L. Delecki
Born: 1958
Education: B.S. Industrial Engineering, General Motors Institute, Flint, MI
(1981); M.B.A., Darden Graduate School of Business Administration, University of Virginia, Charlottesville, VA (1985)
Business Background: CFO, Treasurer and Director, USBPJAM, Minneapolis, MN (March 2001 to present); Director, Business Performance, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (September 2000 to March 2001); Independent Consultant, Edina, MN (May 1999 to September 2000); Managing Director, Financial Planning and Analysis, Northwest Airlines, Eagan, MN (September 1998 to May
1999); Independent Consultant, Cambridge, MA (July 1997 to August 1998); Managing Director, Bossard Consultants, Cambridge, MA (March 1992 to June 1997).

Walter E. Dewey
Born: 1960
Education: B.A. Finance, Investments and Banking, University of Wisconsin, Madison, WI (1983)
Business Background: Director and Senior Portfolio Manager, USBPJAM, Minneapolis, MN (April 2001 to present); Senior Portfolio Manager and Senior Vice President, FIRMCO, Milwaukee, WI (1983 to May 2001).

John J. Gibas
Born: 1955
Education: B.S. Accounting, University of Minnesota, Minneapolis, MN (1978); M.B.A., University of Minnesota, Minneapolis, MN (1981).
Business Background: Director and Director, Institutional Advisory Group, USBPJAM, Minneapolis, MN (April 2001 to present); Director, Institutional Advisory Group, FAAM, Minneapolis, MN (September 1998 to present); Director, Institutional Sales/Marketing, Piper Capital Management, Inc., Minneapolis, MN (August 1987 to September 1998).

Kimberly F. Kaul
Born: 1961
Education: B.A. Mass Communications, St. Cloud State University, St. Cloud, MN
(1983)
Business Background: Director and Communications Director, USBPJAM, Minneapolis, MN (April 2001 to present); Communications Director, FAAM, Minneapolis, MN (September 1998 to present); Communications Director, Piper Capital Management, Inc., Minneapolis, MN (May 1991 to September 1998).

Robert H. Nelson
Born: 1963
Education: B.A. Business and Accounting, Concordia College, Moorhead, MN (1986) Business Background: Director and Chief Operating Officer, USBPJAM, Minneapolis, MN (April 2001 to present); Senior Vice President, FAAM, Minneapolis, MN (September 1998 to present); Treasurer, FAF, FAIF, FASF and FAIP, Minneapolis, MN (March 2000 to present); Senior Vice President, Piper Capital Management, Inc. (November 1994 to September 1998).

Jeffrey M. Squires
Born: 1971
Education: B.A. Accounting, Illinois Wesleyan University, Bloomington, IL (1993) Business Background: Director and Chief Compliance Officer, USBPJAM, Minneapolis, MN (April 2001 to present); Senior Vice President, Compliance and Operations, FIRMCO, Milwaukee, WI (August 1996 to May 2001); Internal Auditor, Robert W. Baird & Co., Inc., Milwaukee, WI (August 1995 to August 1996).

Peter O. Torvik
Born: 1954
Education: B.S.B. Business, University of Minnesota, Minneapolis, MN (1986); M.B.A., Amos Tuck School of Business at Dartmouth, Hanover, NH (1988)
Business Background: Director and Executive Vice President, USBPJAM, Minneapolis, MN (April 2001 to present); Executive Vice President, FAAM, Minneapolis, MN (August 2000 to present); Vice President Marketing of FAF, FAIF, FASF and FAIP, Minneapolis, MN (September 2000 to present); President and Partner, DPG Group, Tallahassee, FL (January 1995 to July 2000).

Marian E. Zentmyer
Born: 1956
Education: B.A. Economics, Stanford University, Palo Alto, CA (1978) Business Background: Director and Chief Equity Investment Officer, USBPJAM, Minneapolis, MN (April 2001 to present); Board Member and Chief Equity Investment Officer, FIRMCO, Milwaukee, WI (November 1998 to May 2001); Senior Vice President and Senior Portfolio Manager, FIRMCO, Milwaukee, WI (1993 to November 1998).


ITEM 27. PRINCIPAL UNDERWRITERS:

         a) State the name of the investment company (other than the Fund) for which each principal underwriter currently distributing the Fund's securities also acts as a principal underwriter, depositor, or investment adviser.

Registrant's distributor, Quasar Distributors, LLC (the "Distributor") acts as principal underwriter and distributor for Firstar Funds, Inc., Cullen Funds Trust, Country Growth Fund, Inc., Country Asset Allocation Fund, Inc., Country Tax Exempt Bond Fund, Inc., Country Taxable Fixed Income Series Fund, Inc., Country Money Market Fund, Country Long-Term Bond Fund, Country Short-Term Government Bond Fund, Kit Cole Investment Trust, The Hennessy Mutual Funds, Inc., The Hennessy Funds, Inc., Jefferson Fund Group Trust, Everest Funds, Brandywine Advisors Fund, Light Revolution Fund, Inc., IPS Funds, The Arbitrage Funds, Glen Rauch Funds, and The Jensen Portfolio, Inc. pursuant to distribution agreements dated 8/1/00, 6/28/00, 9/1/00, 9/1/00, 9/1/00, 9/1/00, 9/1/00,
9/1/00, 9/1/00, 7/18/00, 9/1/00, 9/1/00, 12/29/00, 11/3/00, 10/25/00, 12/31/00,
1/5/01, 8/31/00, 12/12/00, and 3/12/01 respectively.

         b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20. Unless otherwise noted, the business address for each Quasar Distributors, LLC Board Member or Officer is 615 East Michigan Street, Milwaukee, WI 53202.

                          POSITION AND OFFICES       POSITION AND
NAME                      WITH THE UNDERWRITER       OFFICES WITH THE REGISTRANT
----                      --------------------       ---------------------------

James Schoenike            President, Board Member   None

Donna Berth                Treasurer                 None

James Barresi              Secretary                 None
1700 PNC Center
201 East Fifth Street
Cincinnati, Ohio 45202-4156

Joe Redwine                Board Member              None

Bob Kern                   Board Member              None

Paul Rock                  Board Member              None

Jennie Carlson             Board Member              None
601 Second Avenue S.
Minneapolis, MN 55402

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by U.S. Bancorp Piper Jaffray Asset Management, Inc. 601 Second Avenue South, Minneapolis, Minnesota, 55402.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

SIGNATURES

         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement Nos. 33-16905 and 811-05309 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 27th day of June 2001.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

ATTEST:     /s/ Jeffery M. Wilson          By:       /s/ James L. Chosy
        ------------------------------         ------------------------------
              Jeffery M. Wilson                        James L. Chosy
            Senior Vice President                        Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

           SIGNATURE                            TITLE               DATE
           ---------                            -----               ----

    /s/ Jeffery M. Wilson               Senior Vice President        **
------------------------------
     Jeffery M. Wilson

            *                           Director                     **
------------------------------
     John M. Murphy, Jr.

            *                           Director                     **
------------------------------
     Robert J. Dayton

            *                           Director                     **
------------------------------
   Andrew M. Hunter III

            *                           Director                     **
------------------------------
   Leonard W. Kedrowski

            *                           Director                     **
------------------------------
      Robert L. Spies

            *                           Director                     **
------------------------------
     Joseph D. Strauss

            *                           Director                     **
------------------------------
   Virginia L. Stringer

            *                           Director                     **
------------------------------
     Roger A. Gibson

* By: /s/ James L. Chosy
     -------------------------
        James L. Chosy
       Attorney-in-Fact

** June 27, 2001